UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04347

GMO Trust

(Exact name of registrant as specified in charter)

40 Rowes Wharf,

Boston, MA 02110

(Address of principal executive offices) (Zip code)

Sheppard N. Burnett, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 617-346-7646

Date of fiscal year end: 02/28/18

Date of reporting period: 11/30/17

Item 1.	Schedule of Investments.

The Schedules of Investments for each series of the registrant for the period ended November 30, 2017 are filed herewith.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†	Description	Value ($)
	DEBT OBLIGATIONS — 89.3%

	U.S. Government — 88.1%
79,700,045	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/25 (a)	79,180,454
98,980,291	U.S. Treasury Inflation Indexed Bond, 0.63%, due 01/15/26 (a)	99,654,477
10,950,898	U.S. Treasury Inflation Indexed Bond, 0.13%, due 07/15/26 (a)	10,587,863
129,144,542	U.S. Treasury Inflation Indexed Bond, 0.38%, due 01/15/27 (a)	126,773,108
89,169,600	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/27 (a)	87,688,224
101,586,408	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (a)	112,925,243
178,217,918	U.S. Treasury Inflation Indexed Bond, 2.50%, due 01/15/29 (a)	213,472,545
12,459,379	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29 (a)	16,785,278
20,000,000	U.S. Treasury Note, 1.38%, due 09/30/18	19,959,375
17,500,000	U.S. Treasury Note, USBM + 0.07%, 1.36%, due 04/30/19	17,520,390
34,000,000	U.S. Treasury Note, 0.75%, due 02/28/18	33,953,420
50,000,000	U.S. Treasury Note, 1.25%, due 06/30/19	49,601,563
12,500,000	U.S. Treasury Note, 1.38%, due 07/31/18	12,487,793
36,000,000	U.S. Treasury Note, 1.38%, due 07/31/19	35,776,406
90,000,000	U.S. Treasury Note, 1.25%, due 08/31/19	89,184,375
17,500,000	U.S. Treasury Note, USBM + 0.05%, 1.34%, due 10/31/19	17,502,632
40,000,000	U.S. Treasury Note, 1.50%, due 10/31/19	39,778,125
32,500,000	U.S. Treasury Note, 1.75%, due 11/30/19	32,474,609

	Total U.S. Government	1,095,305,880

	U.S. Government Agency — 1.2%
15,000,000	Federal Home Loan Banks, Variable Rate, 3 mo. LIBOR + 0.24%, 1.08%, due 03/06/19	14,982,463

	TOTAL DEBT OBLIGATIONS (COST $1,111,297,192)	1,110,288,343

Par Value† / Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 10.2%

	Money Market Funds — 0.4%
4,834,548	State Street Institutional Treasury Money Market Fund-Premier Class, 1.00% (b)	4,834,548

	Repurchase Agreements — 8.0%
99,999,164	Nomura Securities International Inc. Repurchase Agreement, dated 11/30/17, maturing on 12/01/17 with a maturity value of $100,002,053 and an effective yield of 1.04%, collateralized by a U.S. Treasury Note with maturity date 08/15/24 and a market value of $101,837,983.	99,999,164

	U.S. Government — 1.8%
10,000,000	U.S. Treasury Bill, 1.30%, due 04/26/18 (c)	9,947,988
12,500,000	U.S. Treasury Bill, 1.43%, due 05/31/18 (c)	12,411,228

	Total U.S. Government	22,359,216

	TOTAL SHORT-TERM INVESTMENTS (COST $127,193,146)	127,192,928

	TOTAL INVESTMENTS — 99.5% (Cost $1,238,490,338)	1,237,481,271
	Other Assets and Liabilities (net) — 0.5%	5,850,348

	TOTAL NET ASSETS — 100.0%	$1,243,331,619

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

A summary of outstanding financial instruments at November 30, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold	Currency Purchased	Net Unrealized Appreciation (Depreciation)
02/05/2018	JPM	AUD 33,700,000	USD 25,851,756	$369,504
12/11/2017	JPM	CHF 36,225,061	USD 37,850,624	1,011,454
12/22/2017	JPM	EUR 62,184,000	USD 68,688,446	(5,417,059)
02/21/2018	GS	EUR 1,690,000	USD 2,003,619	(18,143)
12/14/2017	JPM	GBP 5,360,000	USD 7,115,879	(135,297)
12/06/2017	GS	JPY 217,930,870	USD 1,940,000	3,464
12/06/2017	MSCI	USD 14,600,000	JPY 1,661,174,276	161,210
12/11/2017	JPM	USD 3,526,975	CHF 3,340,539	(129,805)
12/22/2017	JPM	USD 69,205,942	EUR 62,184,000	4,899,564
02/02/2018	BOA	USD 8,000,000	CAD 10,294,840	(12,914)
02/05/2018	BCLY	USD 16,600,000	NOK 134,777,247	(366,862)
02/05/2018	BCLY	USD 8,600,000	SEK 71,776,279	15,328
02/05/2018	JPM	USD 9,915,149	NZD 14,400,000	(81,390)

				$299,054

Reverse Repurchase Agreements

Average balance outstanding	$(54,483,775)
Average interest rate	(0.52)%
Maximum balance outstanding	$(89,751,964)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Swap Contracts

Centrally Cleared Interest Rate Swaps

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received)	Value ($)	Net Unrealized Appreciation/ (Depreciation)
3 Month NZD Bank Bill Rate	2.72%	NZD	41,765,000	12/20/2022	Quarterly	$—	$153,087	$153,087
3 Month NZD Bank Bill Rate	2.72%	NZD	17,573,000	12/20/2022	Quarterly	—	66,101	66,101
3 Month NZD Bank Bill Rate	2.73%	NZD	41,765,000	12/20/2022	Quarterly	—	163,785	163,785
3 Month NZD Bank Bill Rate	2.69%	NZD	41,765,000	12/20/2022	Quarterly	—	116,983	116,983
3 Month NZD Bank Bill Rate	2.67%	NZD	10,232,000	12/20/2022	Quarterly	—	22,108	22,108
3 Month CAD LIBOR	2.28%	CAD	5,416,000	12/15/2027	Semi-Annually	—	11,980	11,980
2.22%	3 Month CAD LIBOR	CAD	12,529,000	12/15/2027	Semi-Annually	—	23,318	23,318
6 Month CHF LIBOR	0.25%	CHF	2,729,000	12/15/2027	Semi-Annually	—	(7,341)	(7,341)
6 Month CHF LIBOR	0.35%	CHF	4,176,000	12/15/2027	Semi-Annually	—	31,598	31,598
0.29%	6 Month CHF LIBOR	CHF	2,421,000	12/15/2027	Semi-Annually	—	(4,041)	(4,041)
0.31%	6 Month CHF LIBOR	CHF	12,062,000	12/15/2027	Annually	—	(45,494)	(45,494)
0.31%	6 Month CHF LIBOR	CHF	3,084,000	12/15/2027	Annually	—	(10,525)	(10,525)
0.31%	6 Month CHF LIBOR	CHF	5,995,000	12/15/2027	Semi-Annually	—	(21,074)	(21,074)
0.94%	6 Month EURIBOR	EUR	6,510,000	12/15/2027	Annually	—	(78,743)	(78,743)
6 Month EURIBOR	0.82%	EUR	5,975,000	12/15/2027	Semi-Annually	—	(10,837)	(10,837)
6 Month EURIBOR	0.90%	EUR	40,889,000	12/15/2027	Semi-Annually	—	293,848	293,848
1.71%	6 Month GBP LIBOR	GBP	27,483,000	12/15/2027	Semi-Annually	—	(90,863)	(90,863)
1.46%	6 Month GBP LIBOR	GBP	49,108,000	12/15/2027	Semi-Annually	—	(405,619)	(405,619)
1.44%	6 Month GBP LIBOR	GBP	8,225,000	12/15/2027	Semi-Annually	—	(51,090)	(51,090)
1.43%	6 Month GBP LIBOR	GBP	8,434,000	12/15/2027	Semi-Annually	—	(41,591)	(41,591)
6 Month GBP LIBOR	1.37%	GBP	2,463,000	12/15/2027	Semi-Annually	—	(7,402)	(7,402)
6 Month GBP LIBOR	1.33%	GBP	8,440,000	12/15/2027	Semi-Annually	—	(69,664)	(69,664)
6 Month GBP LIBOR	1.40%	GBP	6,955,000	12/15/2027	Semi-Annually	—	2,246	2,246
1.33%	6 Month GBP LIBOR	GBP	16,427,000	12/15/2027	Semi-Annually	—	141,897	141,897
1.38%	6 Month GBP LIBOR	GBP	16,354,000	12/15/2027	Semi-Annually	—	20,889	20,889
6 Month GBP LIBOR	1.42%	GBP	8,137,000	12/15/2027	Semi-Annually	—	25,023	25,023

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

Centrally Cleared Interest Rate Swaps — continued

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received)	Value ($)	Net Unrealized Appreciation/ (Depreciation)
3 Month NZD Bank Bill Rate	3.15%	NZD	36,414,000	12/15/2027	Quarterly	$—	$125,516	$125,516
3 Month NZD Bank Bill Rate	3.22%	NZD	7,881,000	12/15/2027	Quarterly	—	57,013	57,013
1.30%	3 Month SEK STIBOR	SEK	58,822,000	12/15/2027	Annually	—	(112,095)	(112,095)
1.20%	3 Month SEK STIBOR	SEK	56,634,000	12/15/2027	Annually	—	(45,740)	(45,740)
3 Month SEK STIBOR	1.22%	SEK	179,100,000	12/15/2027	Quarterly	—	186,863	186,863
3 Month SEK STIBOR	1.34%	SEK	51,057,000	12/15/2027	Quarterly	—	126,062	126,062
3 Month SEK STIBOR	1.17%	SEK	56,958,000	12/15/2027	Quarterly	—	26,683	26,683
3 Month SEK STIBOR	1.16%	SEK	56,958,000	12/15/2027	Quarterly	—	16,859	16,859
3 Month SEK STIBOR	1.22%	SEK	59,674,000	12/15/2027	Quarterly	—	58,830	58,830
3 Month SEK STIBOR	1.19%	SEK	35,390,000	12/15/2027	Quarterly	—	25,531	25,531
3 Month USD LIBOR	2.36%	USD	2,912,000	12/15/2027	Quarterly	—	(13,381)	(13,381)
2.99%	6 Month AUD BBSW	AUD	8,600,000	12/20/2027	Semi-Annually	(13,087)	(165,092)	(152,005)
2.98%	6 Month AUD BBSW	AUD	13,182,000	12/20/2027	Semi-Annually	—	(246,789)	(246,789)
2.78%	6 Month AUD BBSW	AUD	15,138,000	12/20/2027	Semi-Annually	—	(81,009)	(81,009)
2.72%	6 Month AUD BBSW	AUD	7,411,000	12/20/2027	Semi-Annually	—	(9,606)	(9,606)
2.71%	6 Month AUD BBSW	AUD	18,349,000	12/20/2027	Semi-Annually	—	(11,018)	(11,018)
6 Month AUD BBSW	2.82%	AUD	6,092,000	12/20/2027	Semi-Annually	—	46,658	46,658
3 Month NZD Bank Bill Rate	3.13%	NZD	10,354,000	12/20/2027	Quarterly	—	18,837	18,837

						$(13,087)	$232,701	$245,788

As of November 30, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

CAD LIBOR - London Interbank Offered Rate denominated in Canadian Dollar.

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

EURIBOR - Euro Interbank Offered Rate

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

LIBOR - London Interbank Offered Rate

NZD Bank Bill Rate - Bank Bill Rate denominated in New Zealand Dollar.

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

USBM - U.S. Treasury 3 Month Bill Money Market Yield.

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

The rates shown on variable rate notes are the current interest rates at November 30, 2017, which are subject to change based on the terms of the security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(b)	The rate disclosed is the 7 day net yield as of November 30, 2017.

(c)	The rate shown represents yield-to-maturity.

Counterparty Abbreviations:

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value† / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 59.1%

	United States — 59.1%
	Asset-Backed Securities — 0.1%
338,209	Bear Stearns Commercial Mortgage Securities Trust, Series 05-PW10, Class AJ, Variable Rate, 5.78%, due 12/11/40	361,362

	U.S. Government — 44.0%
5,291,000	U.S. Treasury Bond, 6.25%, due 05/15/30	7,421,867
11,634,000	U.S. Treasury Bond, 3.75%, due 11/15/43	13,643,592
50,849,000	U.S. Treasury Bond, 3.38%, due 05/15/44 (a)	56,112,666
46,555,000	U.S. Treasury Note, 1.50%, due 02/28/19	46,420,427
52,369,000	U.S. Treasury Note, 1.63%, due 06/30/19 (a)	52,250,352
98,515,000	U.S. Treasury Note, 2.00%, due 02/28/21	98,641,992
51,233,000	U.S. Treasury Note, 1.75%, due 11/30/21	50,620,606
38,955,000	U.S. Treasury Note, 2.00%, due 02/15/23	38,614,144
36,868,000	U.S. Treasury Note, 2.50%, due 05/15/24	37,325,970
27,877,000	U.S. Treasury Note, 2.00%, due 08/15/25	27,171,363
16,615,000	U.S. Treasury Note, 2.25%, due 02/15/27	16,377,457

	Total U.S. Government	444,600,436

	U.S. Government Agency — 15.0%
21,700,000	Federal National Mortgage Association, TBA, 3.00%, due 12/13/47	21,635,577
16,700,000	Federal Home Loan Mortgage Corp., TBA, 3.50%, due 12/13/47	17,117,500
38,400,000	Federal National Mortgage Association, TBA, 4.00%, due 12/13/47	40,109,998
40,000,000	Federal National Mortgage Association, TBA, 2.50%, due 12/18/47	39,908,592
31,600,000	Government National Mortgage Association, TBA, 3.50%, due 12/20/47	32,666,500

	Total U.S. Government Agency	151,438,167

	TOTAL DEBT OBLIGATIONS (COST $597,509,296)	596,399,965

	MUTUAL FUNDS — 43.8%

	United States — 43.8%
	Affiliated Issuers — 28.7%
1,776,046	GMO Emerging Country Debt Fund, Class IV	53,423,455
7,892,822	GMO Opportunistic Income Fund, Class VI	211,132,979
1,003,301	GMO U.S. Treasury Fund	25,062,459

	Total Affiliated Issuers	289,618,893

Par Value† / Shares		Description	Value ($)
		Exchange-Traded Funds — 15.1%
	1,267,900	iShares iBoxx $ Investment Grade Corporate Bond ETF	152,997,493

		TOTAL MUTUAL FUNDS (COST $432,475,548)	442,616,386

		SHORT-TERM INVESTMENTS — 11.5%
		Foreign Government Obligation — 10.8%
JPY	600,000,000	Japan Treasury Discount Bill, Zero Coupon, due 12/11/17	5,331,313
JPY	2,700,000,000	Japan Treasury Discount Bill, Zero Coupon, due 12/18/17	23,991,627
JPY	2,800,000,000	Japan Treasury Discount Bill, Zero Coupon, due 01/10/18	24,883,440
JPY	2,850,000,000	Japan Treasury Discount Bill, Zero Coupon, due 02/05/18	25,332,118
JPY	3,300,000,000	Japan Treasury Discount Bill, Zero Coupon, due 02/26/18	29,336,647

			108,875,145

		Money Market Funds — 0.7%
	7,277,891	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 1.00% (b)	7,277,891

		TOTAL SHORT-TERM INVESTMENTS (COST $115,866,306)	116,153,036

		TOTAL INVESTMENTS — 114.4% (Cost $1,145,851,150)	1,155,169,387
		Other Assets and Liabilities (net) — (14.4%)	(145,262,848)

		TOTAL NET ASSETS — 100.0%	$1,009,906,539

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

A summary of outstanding financial instruments at November 30, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold	Currency Purchased	Net Unrealized Appreciation (Deprecia- tion)
02/05/2018	JPM	AUD 51,400,000	USD 39,429,959	$563,855
12/11/2017	JPM	CHF 50,150,991	USD 51,370,778	369,597
02/21/2018	GS	EUR 2,580,000	USD 3,058,779	(27,697)
12/14/2017	JPM	GBP 8,200,000	USD 10,886,049	(207,169)
12/06/2017	GS	JPY 339,253,210	USD 3,020,000	5,393
12/11/2017	MSCI	JPY 600,000,000	USD 5,401,197	68,580
12/18/2017	MSCI	JPY 2,700,000,000	USD 24,312,019	303,789
01/10/2018	MSCI	JPY 2,800,000,000	USD 24,975,680	41,715
02/05/2018	CITI	JPY 2,850,000,000	USD 25,141,017	(272,012)
02/26/2018	MSCI	JPY 3,300,000,000	USD 29,347,331	(109,298)
12/06/2017	MSCI	USD 22,300,000	JPY 2,537,273,038	246,232
02/02/2018	BOA	USD 12,200,000	CAD 15,699,631	(19,694)
02/05/2018	BCLY	USD 25,300,000	NOK 205,412,072	(559,308)
02/05/2018	BCLY	USD 13,200,000	SEK 110,168,243	23,527
02/05/2018	JPM	USD 15,148,144	NZD 22,000,000	(124,346)

				$303,164

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Buys
5	U.S. Ultra Bond (CBT)	March 2018	$824,375	$(9,557)
27	U.S. Treasury Note 2 Yr. (CBT)	March 2018	5,788,969	(5,521)
55	U.S. Treasury Note 5 Yr. (CBT)	March 2018	6,398,906	(25,429)
169	U.S. Long Bond (CBT)	March 2018	25,640,469	(276,045)
125	U.S. Treasury Ultra 10 Yr. (CBT)	March 2018	16,646,484	(134,522)
274	U.S. Treasury Note 10 Yr. (CBT)	March 2018	33,988,844	(231,189)

			$89,288,047	$(682,263)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Swap Contracts

Centrally Cleared Interest Rate Swaps

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received)	Value ($)	Net Unrealized Appreciation/ (Depreciation)
3 Month NZD Bank Bill Rate	2.72%	NZD	64,079,000	12/20/2022	Quarterly	$—	$234,878	$234,878
3 Month NZD Bank Bill Rate	2.72%	NZD	26,962,000	12/20/2022	Quarterly	—	101,417	101,417
3 Month NZD Bank Bill Rate	2.73%	NZD	64,079,000	12/20/2022	Quarterly	—	251,291	251,291
3 Month NZD Bank Bill Rate	2.69%	NZD	64,079,000	12/20/2022	Quarterly	—	179,484	179,484
3 Month NZD Bank Bill Rate	2.67%	NZD	15,879,000	12/20/2022	Quarterly	—	34,309	34,309
3 Month CAD LIBOR	2.28%	CAD	8,265,000	12/15/2027	Semi-Annually	—	18,281	18,281
2.22%	3 Month CAD LIBOR	CAD	19,153,000	12/15/2027	Semi-Annually	—	35,646	35,646
0.31%	6 Month CHF LIBOR	CHF	16,604,000	12/15/2027	Annually	—	(62,624)	(62,624)
0.31%	6 Month CHF LIBOR	CHF	3,435,000	12/15/2027	Annually	—	(11,723)	(11,723)
0.31%	6 Month CHF LIBOR	CHF	6,875,000	12/15/2027	Annually	—	(24,167)	(24,167)
6 Month CHF LIBOR	0.25%	CHF	1,441,000	12/15/2027	Semi-Annually	—	(3,876)	(3,876)
0.94%	6 Month EURIBOR	EUR	8,413,000	12/15/2027	Annually	—	(101,761)	(101,761)
6 Month EURIBOR	0.82%	EUR	8,796,000	12/15/2027	Semi-Annually	—	(15,953)	(15,953)
6 Month EURIBOR	0.90%	EUR	47,648,000	12/15/2027	Semi-Annually	—	342,422	342,422
6 Month EURIBOR	0.97%	EUR	13,988,000	12/15/2027	Semi-Annually	—	210,069	210,069
1.71%	6 Month GBP LIBOR	GBP	9,772,000	12/15/2027	Semi-Annually	—	(32,308)	(32,308)
1.46%	6 Month GBP LIBOR	GBP	65,453,000	12/15/2027	Semi-Annually	—	(540,624)	(540,624)
1.44%	6 Month GBP LIBOR	GBP	48,993,000	12/15/2027	Semi-Annually	—	(304,321)	(304,321)
1.43%	6 Month GBP LIBOR	GBP	12,217,000	12/15/2027	Semi-Annually	—	(60,247)	(60,247)
6 Month GBP LIBOR	1.37%	GBP	5,437,000	12/15/2027	Semi-Annually	—	(16,341)	(16,341)
6 Month GBP LIBOR	1.33%	GBP	12,028,000	12/15/2027	Semi-Annually	—	(99,279)	(99,279)
6 Month GBP LIBOR	1.40%	GBP	11,616,000	12/15/2027	Semi-Annually	—	3,751	3,751
1.33%	6 Month GBP LIBOR	GBP	21,894,000	12/15/2027	Semi-Annually	—	189,122	189,122
1.38%	6 Month GBP LIBOR	GBP	21,798,000	12/15/2027	Semi-Annually	—	27,842	27,842
6 Month GBP LIBOR	1.42%	GBP	13,960,000	12/15/2027	Semi-Annually	—	42,929	42,929
3 Month NZD Bank Bill Rate	3.15%	NZD	13,927,000	12/15/2027	Quarterly	—	48,005	48,005
3 Month NZD Bank Bill Rate	3.32%	NZD	44,263,000	12/15/2027	Quarterly	—	587,379	587,379
3 Month NZD Bank Bill Rate	3.22%	NZD	9,395,000	12/15/2027	Quarterly	—	67,965	67,965
1.30%	3 Month SEK STIBOR	SEK	71,310,000	12/15/2027	Annually	—	(135,893)	(135,893)

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

Centrally Cleared Interest Rate Swaps — continued

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received)	Value ($)	Net Unrealized Appreciation/ (Depreciation)
1.20%	3 Month SEK STIBOR	SEK	90,517,000	12/15/2027	Annually	$—	$(73,105)	$(73,105)
3 Month SEK STIBOR	1.22%	SEK	208,300,000	12/15/2027	Quarterly	—	217,328	217,328
3 Month SEK STIBOR	1.34%	SEK	128,247,000	12/15/2027	Quarterly	—	316,648	316,648
3 Month SEK STIBOR	1.17%	SEK	87,961,000	12/15/2027	Quarterly	—	41,206	41,206
3 Month SEK STIBOR	1.16%	SEK	87,960,000	12/15/2027	Quarterly	—	26,036	26,036
3 Month SEK STIBOR	1.22%	SEK	88,732,000	12/15/2027	Quarterly	—	87,477	87,477
3 Month SEK STIBOR	1.19%	SEK	54,928,000	12/15/2027	Quarterly	—	39,626	39,626
3 Month USD LIBOR	2.36%	USD	4,466,000	12/15/2027	Quarterly	—	(20,521)	(20,521)
2.99%	6 Month AUD BBSW	AUD	13,277,000	12/20/2027	Semi-Annually	(20,204)	(254,875)	(234,671)
2.98%	6 Month AUD BBSW	AUD	19,787,000	12/20/2027	Semi-Annually	—	(370,446)	(370,446)
2.78%	6 Month AUD BBSW	AUD	22,898,000	12/20/2027	Semi-Annually	—	(122,535)	(122,535)
2.72%	6 Month AUD BBSW	AUD	11,506,000	12/20/2027	Semi-Annually	—	(14,913)	(14,913)
2.71%	6 Month AUD BBSW	AUD	27,422,000	12/20/2027	Semi-Annually	—	(16,466)	(16,466)
6 Month AUD BBSW	2.82%	AUD	8,998,000	12/20/2027	Semi-Annually	—	68,915	68,915
3 Month NZD Bank Bill Rate	3.13%	NZD	15,126,000	12/20/2027	Quarterly	—	27,518	27,518

						$(20,204)	$917,566	$937,770

As of November 30, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

CAD LIBOR - London Interbank Offered Rate denominated in Canadian Dollar.

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

ETF - Exchange-Traded Fund

EURIBOR - Euro Interbank Offered Rate

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

NZD Bank Bill Rate - Bank Bill Rate denominated in New Zealand Dollar.

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TBA - To Be Announced – Delayed Delivery Security

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

The rates shown on variable rate notes are the current interest rates at November 30, 2017, which are subject to change based on the terms of the security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(b)	The rate disclosed is the 7 day net yield as of November 30, 2017.

Counterparty Abbreviations:

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

CITI - Citibank N.A.

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†		Description	Value ($)
		DEBT OBLIGATIONS — 76.7%

		Albania — 0.9%
		Foreign Government Obligations
	49,649,849	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a) (b)	37,365,245

		Angola — 0.1%
		Foreign Government Obligations
	3,800,000	Republic of Angola, Reg S, 9.50%, due 11/12/25	4,279,750

		Argentina — 5.1%
		Foreign Government Obligations
JPY	407,485,276	Republic of Argentina, 4.33%, due 12/31/33 (c)	2,643,069
JPY	298,580,272	Republic of Argentina, 4.33%, due 12/31/33 (c)	1,936,680
EUR	8,008,646	Republic of Argentina Discount Bond, 7.82%, due 12/31/33	10,902,552
	40,308,593	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	46,354,881
	10,786,557	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	12,620,272
EUR	112,130,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	92,422,902
EUR	51,350,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	43,455,830

		Total Argentina	210,336,186

		Armenia — 0.3%
		Foreign Government Obligations
	10,695,000	Republic of Armenia, Reg S, 7.15%, due 03/26/25	12,031,875

		Azerbaijan — 0.7%
		Foreign Government Agency — 0.5%
	12,650,000	Southern Gas Corridor CJSC, 144A, 6.88%, due 03/24/26	14,294,500
	7,987,000	State Oil Company of the Azerbaijan Republic, Reg S, 6.95%, due 03/18/30	8,775,716

			23,070,216

		Foreign Government Obligations — 0.2%
	7,100,000	Republic of Azerbaijan International Bond, Reg S, 5.13%, due 09/01/29	7,082,250

		Total Azerbaijan	30,152,466

		Bahrain — 0.8%
		Foreign Government Obligations
	35,150,000	Bahrain Government International Bond, 144A, 7.50%, due 09/20/47	33,304,625

Par Value†		Description	Value ($)
		Belize — 0.5%
		Foreign Government Obligations
	33,578,000	Republic of Belize, Reg S, Step Up, 4.94%, due 02/20/34	20,314,690

		Bosnia & Herzegovina — 0.0%
		Foreign Government Obligations
DEM	1,347,080	Bosnia & Herzegovina, Series A, 6 Mo. EURIBOR + .81%, 0.50%, due 12/11/17	817,501

		Brazil — 2.8%
		Foreign Government Agency — 2.1%
GBP	12,895,000	Petrobras Global Finance BV, 6.63%, due 01/16/34	18,768,942
	69,239,000	Petrobras Global Finance BV, 6.85%, due 06/05/2115	66,253,068

			85,022,010

		Foreign Government Obligations — 0.7%
	16,897,000	Republic of Brazil, 7.13%, due 01/20/37	20,259,503
	5,000,000	Republic of Brazil, 5.00%, due 01/27/45	4,667,500
	6,340,000	Republic of Brazil, 5.63%, due 02/21/47	6,466,800

			31,393,803

		Total Brazil	116,415,813

		Cameroon — 0.1%
		Foreign Government Obligations
	4,500,000	Republic of Cameroon International Bond, Reg S, 9.50%, due 11/19/25	5,377,500

		Chile — 1.4%
		Corporate Debt — 0.7%
	20,411,000	Empresa Nacional de Electricidad SA, 8.13%, due 02/01/97 (c)	27,809,988

		Foreign Government Agency — 0.7%
	7,300,000	Corp Nacional del Cobre de Chile, 144A, 4.50%, due 08/01/47	7,565,209
	17,718,000	Corp Nacional del Cobre de Chile, Reg S, 4.50%, due 09/16/25	18,940,719
	3,600,000	Empresa Nacional del Petroleo, 144A, 4.50%, due 09/14/47	3,416,400

			29,922,328

		Total Chile	57,732,316

		Colombia — 1.8%
		Foreign Government Agency — 1.2%
	43,011,000	Ecopetrol SA, 7.38%, due 09/18/43	50,537,925

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†	Description	Value ($)
	Colombia — continued
	Foreign Government Obligations — 0.6%
647,000	Colombia Government International Bond, 8.38%, due 02/15/27	795,082
15,200,000	Colombia Government International Bond, 5.63%, due 02/26/44	17,229,200
3,800,000	Republic of Colombia, 11.85%, due 03/09/28 (b)	5,689,618

		23,713,900

	Total Colombia	74,251,825

	Congo Republic (Brazzaville) — 1.5%
	Foreign Government Obligations
85,502,280	Republic of Congo, Reg S, Step Up, 6.00%, due 06/30/29 (c)	63,485,443

	Costa Rica — 1.2%
	Foreign Government Agency — 0.2%
9,000,000	Instituto Costarricense de Electricidad, Reg S, 6.38%, due 05/15/43	8,347,500

	Foreign Government Obligations — 1.0%
37,731,000	Costa Rica Government International Bond, Reg S, 7.16%, due 03/12/45	39,900,532

	Total Costa Rica	48,248,032

	Dominican Republic — 1.8%
	Asset-Backed Securities — 0.6%
22,283,258	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24	23,839,711

	Foreign Government Agency — 0.1%
3,116,000	Banco de Reservas de la Republica Dominicana, Reg S, 7.00%, due 02/01/23	3,283,251

	Foreign Government Obligations — 1.1%
15,687,000	Dominican Republic International Bond, Reg S, 8.63%, due 04/20/27	18,957,818
25,031,000	Dominican Republic International Bond, Reg S, 6.85%, due 01/27/45	28,021,078

		46,978,896

	Total Dominican Republic	74,101,858

	Ecuador — 1.4%
	Foreign Government Obligations
22,041,000	Ecuador Government International Bond, 144A, 9.63%, due 06/02/27	24,498,461
31,400,000	Ecuador Government International Bond, 144A, 8.88%, due 10/23/27	33,407,559

	Total Ecuador	57,906,020

	Egypt — 0.2%
	Foreign Government Obligations
8,400,000	Egypt Government International Bond, Reg S, 8.50%, due 01/31/47	9,565,500

Par Value†		Description	Value ($)
		El Salvador — 0.6%
		Foreign Government Obligations
	24,275,000	El Salvador Government International Bond, Reg S, 7.65%, due 06/15/35	25,488,750

		Ethiopia — 0.1%
		Foreign Government Obligations
	4,190,000	Federal Democratic Republic of Ethiopia, Reg S, 6.63%, due 12/11/24	4,336,650

		Gabon — 0.7%
		Foreign Government Obligations
	22,442,000	Gabonese Republic, Reg S, 6.38%, due 12/12/24	22,329,790
	4,744,000	Gabonese Republic, Reg S, 6.95%, due 06/16/25	4,827,020

		Total Gabon	27,156,810

		Ghana — 1.0%
		Foreign Government Agency — 0.4%
	15,789,779	Saderea, Ltd., Reg S, 12.50%, due 11/30/26	17,427,968

		Foreign Government Obligations — 0.6%
	17,482,000	Republic of Ghana, Reg S, 10.75%, due 10/14/30	23,556,995

		Total Ghana	40,984,963

		Greece — 0.1%
		Foreign Government Obligations
EUR	5,800,000	Hellenic Republic Government Bond, Reg S, Step Up, 3.00%, due 02/24/36	5,318,471

		Grenada — 0.2%
		Foreign Government Obligations
	7,149,357	Grenada Government International Bond, Reg S, Step Up, 7.00%, due 05/12/30 (b)	6,712,882

		Guatemala — 0.6%
		Foreign Government Obligations
	18,775,000	Republic of Guatemala, Reg S, 8.13%, due 10/06/34	24,219,750

		Honduras — 0.3%
		Foreign Government Obligations
	5,516,000	Honduras Government International Bond, Reg S, 7.50%, due 03/15/24	6,177,920
	6,646,000	Honduras Government International Bond, Reg S, 6.25%, due 01/19/27	7,094,605

		Total Honduras	13,272,525

		Hungary — 0.5%
		Foreign Government Obligations
	12,084,000	Hungary Government International Bond, 7.63%, due 03/29/41	18,715,095

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†		Description	Value ($)
		Indonesia — 2.7%
		Foreign Government Agency — 0.4%
	14,400,000	Pertamina Persero PT, Reg S, 6.50%, due 05/27/41	17,298,000

		Foreign Government Obligations — 2.3%
	43,091,000	Indonesia Government International Bond, Reg S, 6.63%, due 02/17/37	54,887,161
	35,780,000	Indonesia Government International Bond, Reg S, 5.25%, due 01/17/42	39,894,700

			94,781,861

		Total Indonesia	112,079,861

		Iraq — 0.3%
		Foreign Government Obligations
	15,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28	14,325,000

		Israel — 1.2%
		Foreign Government Agency
	7,243,000	Israel Electric Corp., Ltd., Reg S, 7.88%, due 12/15/26	9,072,401
JPY	2,500,000,000	Israel Electric Corp., Ltd., 4.10%, due 01/14/32 (c)	23,306,233
	12,798,000	Israel Electric Corp., Ltd., Reg S, 8.10%, due 12/15/96	16,638,193

		Total Israel	49,016,827

		Ivory Coast — 0.4%
		Foreign Government Obligations
	15,727,570	Ivory Coast Government International Bond, Reg S, Step Up, 5.75%, due 12/31/32	15,688,251

		Jamaica — 0.6%
		Foreign Government Agency — 0.1%
	4,000,000	National Road Operating & Construction Co., Ltd., Reg S, 9.38%, due 11/10/24 (c)	4,932,000

		Foreign Government Obligations — 0.5%
	16,875,000	Jamaica Government International Bond, 7.88%, due 07/28/45	20,671,875

		Total Jamaica	25,603,875

		Jordan — 0.4%
		Foreign Government Obligations
	10,487,000	Jordan Government International Bond, Reg S, 5.75%, due 01/31/27	10,369,021
	6,300,000	Jordan Government International Bond, 144A, 7.38%, due 10/10/47	6,481,125

		Total Jordan	16,850,146

Par Value†		Description	Value ($)
		Kazakhstan — 0.9%
		Foreign Government Obligations
	28,499,000	Kazakhstan Government International Bond, Reg S, 6.50%, due 07/21/45	36,193,730

		Kenya — 0.2%
		Foreign Government Obligations
	7,800,000	Kenya Government International Bond, Reg S, 6.88%, due 06/24/24	8,229,000

		Macedonia — 0.3%
		Foreign Government Obligations
EUR	9,039,000	Macedonia Government International Bond, Reg S, 5.63%, due 07/26/23	12,309,688

		Mexico — 8.8%
		Foreign Government Agency — 3.3%
	10,500,000	Petroleos Mexicanos, 6.38%, due 01/23/45	10,710,000
	47,387,000	Petroleos Mexicanos, 5.63%, due 01/23/46	44,306,845
	70,487,000	Petroleos Mexicanos, 6.75%, due 09/21/47	74,399,029
	5,600,000	Petroleos Mexicanos, 144A, 6.75%, due 09/21/47	5,910,800

			135,326,674

		Foreign Government Obligations — 5.5%
	144,478,000	United Mexican States, 5.75%, due 10/12/2110	154,085,787
GBP	49,396,000	United Mexican States, 5.63%, due 03/19/2114	72,481,438

			226,567,225

		Total Mexico	361,893,899

		Morocco — 0.6%
		Foreign Government Agency
	20,800,000	Office Cherifien des Phosphates SA, Reg S, 6.88%, due 04/25/44	23,608,000

		Mozambique — 0.1%
		Foreign Government Obligations
	4,744,000	Mozambique International Bond, Reg S, 10.50%, due 01/18/23 (d) (e)	3,718,110

		Nigeria — 0.4%
		Foreign Government Obligations
	5,400,000	Nigeria Government International Bond, Reg S, 6.38%, due 07/12/23 (e)	5,690,250
	10,750,000	Nigeria Government International Bond, 144A, 7.63%, due 11/28/47	11,072,500

		Total Nigeria	16,762,750

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†		Description	Value ($)
		Pakistan — 1.4%
		Foreign Government Obligations
	14,100,000	Islamic Republic of Pakistan, 144A, 6.88%, due 12/05/27	14,100,000
	41,062,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	42,639,602

		Total Pakistan	56,739,602

		Panama — 0.4%
		Foreign Government Obligations
	7,851,000	Panama Government International Bond, 8.13%, due 04/28/34	11,030,655
	6,252,000	Panama Government International Bond, 4.30%, due 04/29/53	6,509,895

		Total Panama	17,540,550

		Paraguay — 0.2%
		Foreign Government Obligations
	8,000,000	Republic of Paraguay, Reg S, 6.10%, due 08/11/44	9,140,000

		Peru — 1.5%
		Foreign Government Agency — 0.7%
	14,304,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, Zero Coupon, due 06/02/25 (c)	12,161,833
	16,595,000	Petroleos del Peru SA, Reg S, 5.63%, due 06/19/47	17,590,700

			29,752,533

		Foreign Government Obligations — 0.8%
	5,000,000	Peru Par Bond, Series 30 Yr., Step Up, 4.00%, due 03/07/27 (b)	4,950,000
	22,295,000	Republic of Peru, 5.63%, due 11/18/50	28,426,125

			33,376,125

		Total Peru	63,128,658

		Philippines — 2.8%
		Foreign Government Agency
	9,000,000	Bangko Sentral ng Pilipinas Bond, 8.60%, due 06/15/97	16,591,379
	26,300,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	36,742,150
	42,012,000	National Power Corp., Global Bond, 9.63%, due 05/15/28	63,347,374

		Total Philippines	116,680,903

		Romania — 0.6%
		Foreign Government Obligations
EUR	17,680,000	Romanian Government International Bond, Reg S, 3.88%, due 10/29/35	22,727,100

Par Value†		Description	Value ($)
		Russia — 4.2%
		Foreign Government Agency — 2.0%
	13,575,000	Gazprom Neft OAO Via GPN Capital SA, Reg S, 4.38%, due 09/19/22	13,863,469
	37,067,000	Gazprom OAO Via Gaz Capital SA, Reg S, 8.63%, due 04/28/34	50,086,783
	15,700,000	Sberbank of Russia Via SB Capital SA, Reg S, 5.13%, due 10/29/22	16,406,500

			80,356,752

		Foreign Government Obligations — 2.2%
	26,200,000	Russian Foreign Bond, 144A, 5.25%, due 06/23/47	27,051,500
	62,200,000	Russian Foreign Bond, Reg S, 5.25%, due 06/23/47	64,221,500

			91,273,000

		Total Russia	171,629,752

		Rwanda — 0.1%
		Foreign Government Obligations
	5,487,000	Rwanda International Government Bond, Reg S, 6.63%, due 05/02/23	5,706,480

		Serbia — 0.1%
		Foreign Government Obligations
	2,378,953	Republic of Serbia, Reg S, Step Up, 6.75%, due 11/01/24	2,424,665

		South Africa — 1.7%
		Foreign Government Agency — 0.7%
ZAR	163,000,000	Eskom Holdings SOC, Ltd., Zero Coupon, due 12/31/32	1,693,584
	21,975,000	Eskom Holdings SOC, Ltd., Reg S, 7.13%, due 02/11/25	22,084,875
ZAR	27,300,000	Transnet, Ltd., 13.50%, due 04/18/28	2,213,081

			25,991,540

		Foreign Government Obligations — 1.0%
	43,000,000	Republic of South Africa Government International Bond, 5.65%, due 09/27/47	41,817,500

		Total South Africa	67,809,040

		Sri Lanka — 1.2%
		Foreign Government Obligations
	5,700,000	Sri Lanka Government International Bond, Reg S, 6.13%, due 06/03/25	6,010,394
	17,000,000	Sri Lanka Government International Bond, Reg S, 6.85%, due 11/03/25	18,678,750
	14,280,000	Sri Lanka Government International Bond, Reg S, 6.83%, due 07/18/26	15,672,300
	7,144,000	Sri Lanka Government International Bond, Reg S, 6.20%, due 05/11/27	7,519,060

		Total Sri Lanka	47,880,504

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†		Description	Value ($)
		Suriname — 0.4%
		Foreign Government Obligations
	16,178,000	Republic of Suriname, 144A, 9.25%, due 10/26/26 (e)	17,431,795

		Trinidad And Tobago — 0.4%
		Foreign Government Agency
	6,736,000	Petroleum Company of Trinidad and Tobago Ltd., Reg S, 9.75%, due 08/14/19	7,207,520
	7,292,000	Trinidad Generation UnLtd, 144A, 5.25%, due 11/04/27	7,456,070

		Total Trinidad And Tobago	14,663,590

		Tunisia — 1.7%
		Foreign Government Agency
JPY	7,340,000,000	Banque Centrale de Tunisie SA, 4.30%, due 08/02/30 (c)	52,826,869
JPY	2,500,000,000	Banque Centrale de Tunisie SA, 4.20%, due 03/17/31 (c)	17,548,536

		Total Tunisia	70,375,405

		Turkey — 4.5%
		Foreign Government Obligations
	30,744,000	Republic of Turkey, 6.75%, due 05/30/40	33,019,056
	83,302,000	Republic of Turkey, 6.00%, due 01/14/41	82,260,725
	72,513,000	Republic of Turkey, 5.75%, due 05/11/47	68,524,785

		Total Turkey	183,804,566

		Ukraine — 2.2%
		Foreign Government Agency — 0.3%
	8,189,000	Oschadbank Via SSB #1 Plc, Reg S, Step Up, 9.63%, due 03/20/25	8,844,120
	3,700,000	Ukreximbank Via Biz Finance Plc, Reg S, 9.75%, due 01/22/25	4,028,375

			12,872,495

		Foreign Government Obligations — 1.9%
	28,000,000	Ukraine Government International Bond, 144A, 7.38%, due 09/25/32	27,608,000
	6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/21	6,416,254
	6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/22	6,401,207
	6,585,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/23	7,003,147
	8,585,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/24	9,048,590
	6,585,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/25	6,887,910
	6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/26	6,235,684

Par Value†	Description	Value ($)
	Ukraine — continued
	Foreign Government Obligations — continued
6,869,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/27	7,109,415

		76,710,207

	Total Ukraine	89,582,702

	United States — 5.5%
	Asset-Backed Securities — 0.7%
8,423,362	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, Variable Rate, 1 mo. LIBOR + .24%, 1.49%, due 12/15/35 ◆	8,578,014
2,702,230	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, Variable Rate, 1 mo. LIBOR + .24%, 1.49%, due 12/15/35 ◆	2,391,404
3,201,428	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, A, Variable Rate, 1 mo. LIBOR + .20%, 1.45%, due 05/15/36 ◆	3,006,164
10,597,624	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 1.48%, due 11/25/36 ◆	5,455,491
10,738,926	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, Variable Rate, 1 mo. LIBOR + .22%, 1.55%, due 11/25/36 ◆	5,573,151
5,805,161	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, Variable Rate, 1 mo. LIBOR + .36%, 1.69%, due 04/25/37 ◆	3,293,126

		28,297,350

	U.S. Government — 4.8%
76,321,700	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/22 (f)	75,851,004
77,000,000	U.S. Treasury Note, 1.13%, due 06/15/18	76,864,649
45,000,000	U.S. Treasury Note, 1.25%, due 11/30/18	44,806,640

		197,522,293

	Total United States	225,819,643

	Uruguay — 1.4%
	Foreign Government Obligations
52,218,000	Uruguay Government International Bond, 5.10%, due 06/18/50	57,439,800

	Venezuela — 4.0%
	Foreign Government Agency — 2.4%
111,465,000	Electricidad de Caracas Finance BV, Reg S, 8.50%, due 04/10/18	45,143,325
176,000,000	Petroleos de Venezuela SA, Reg S, 6.00%, due 05/16/24	38,720,000
61,967,000	Petroleos de Venezuela SA, Reg S, 6.00%, due 11/15/26	13,632,740

		97,496,065

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†		Description	Value ($)
		Venezuela — continued
		Foreign Government Obligations — 1.6%
	7,000,000	Venezuela Government International Bond, 9.38%, due 01/13/34	1,505,000
	19,028,000	Venezuela Government International Bond, Reg S, 7.75%, due 10/13/19	4,733,215
	55,350,000	Venezuela Government International Bond, Reg S, 6.00%, due 12/09/20	11,208,375
	172,793,000	Venezuela Government International Bond, Reg S, 9.00%, due 05/07/23	38,014,460
	51,500,000	Venezuela Government International Bond, Reg S, 11.95%, due 08/05/31	11,072,500

			66,533,550

		Total Venezuela	164,029,615

		Vietnam — 0.6%
		Foreign Government Agency — 0.4%
	25,105,000	Debt and Asset Trading Corp., Reg S, 1.00%, due 10/10/25	17,674,297

		Foreign Government Obligations — 0.2%
	6,428,000	Socialist Republic of Vietnam, Series 30 Yr., 6 Mo. LIBOR + .81%, 2.25%, due 03/13/28 (c)	5,624,500

		Total Vietnam	23,298,797

		Zambia — 0.2%
		Foreign Government Obligations
	7,700,000	Zambia Government International Bond, Reg S, 8.97%, due 07/30/27	8,508,500

		TOTAL DEBT OBLIGATIONS (COST $3,076,581,480)	3,154,533,345

		LOAN ASSIGNMENTS — 0.0%
		Indonesia — 0.0%
	680,117	Republic of Indonesia Loan Agreement, dated September 14, 1994, 6 mo. LIBOR + 0.75%, 2.18%, due 12/16/19 (c)	630,060
EUR	689,327	Republic of Indonesia, Indonesia Paris Club Debt, 4.00%, due 06/01/21 (c)	660,479

		TOTAL LOAN ASSIGNMENTS (COST $1,471,915)	1,290,539

		LOAN PARTICIPATIONS — 1.5%
		Angola — 0.9%
	22,587,500	Republic of Angola Loan Agreement (Participation with Development Bank of Southern Africa), 6 mo. LIBOR + 6.25%, 7.69%, due 12/20/23 (c)	20,780,500
	16,208,563	Republic of Angola Loan Agreement (Participation with Development Bank of Southern Africa), 6 mo. LIBOR + 6.25%, 7.69%, due 12/20/23 (c)	14,911,878

		Total Angola	35,692,378

Par Value† / Shares		Description	Value ($)
		Egypt — 0.0%
CHF	89,763	Paris Club Loan Agreement (Participation with Standard Chartered Bank), Zero Coupon, due 01/03/24 (b)	82,560

		Indonesia — 0.1%
	3,128,955	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR + .88%, 2.29%, due 09/29/19 (c)	2,898,664
	399,501	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR + .88%, 2.29%, due 10/14/19 (c)	370,098

		Total Indonesia	3,268,762

		Iraq — 0.5%
EUR	1,174,942	Republic of Iraq Paris Club Loan Agreement (Participation with Credit Suisse), 4.50%, due 12/30/27 (b)	1,040,148
JPY	168,996,816	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), 2.57%, due 01/01/28 (c)	1,027,335
JPY	3,042,948,831	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), 2.57%, due 01/01/28 (c)	18,477,758
JPY	397,596,810	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), 2.57%, due 01/01/28) (c)	2,415,149

		Total Iraq	22,960,390

		Russia — 0.0%
EUR	76,893,500	Russian Foreign Trade Obligations (Participation with GML International Ltd.) (c) (d)	3

		TOTAL LOAN PARTICIPATIONS (COST $81,447,941)	62,004,093

		MUTUAL FUNDS — 2.3%

		United States — 2.3%
		Affiliated Issuers — 2.3%
	568,012	GMO Opportunistic Income Fund, Class VI	15,194,314
	3,251,005	GMO U.S. Treasury Fund	81,210,113

		TOTAL MUTUAL FUNDS (COST $93,156,925)	96,404,427

		RIGHTS/WARRANTS — 1.3%
		Argentina — 1.0%
JPY	740,189,000	Republic of Argentina GDP Linked, Expires 12/15/35 (c)	591,915

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value† / Shares		Description	Value ($)
		Argentina — continued
EUR	335,089,675	Republic of Argentina GDP Linked, Expires 12/15/35	41,479,392

		Total Argentina	42,071,307

		Nigeria — 0.1%
	28,000	Central Bank of Nigeria Oil Warrants, Expires 11/15/20 (c)	2,065,000

		Ukraine — 0.2%
	14,446,000	Government of Ukraine GDP Linked, Expires 05/31/40	7,974,192

		Uruguay — 0.0%
	4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21 * (b)	—

		Venezuela — 0.0%
	1,080,062	Republic of Venezuela Oil Warrants, Expires 04/15/20 (c)	1,620,093

		TOTAL RIGHTS/WARRANTS (COST $55,522,661)	53,730,592

		SHORT-TERM INVESTMENTS — 17.9%

		Money Market Funds — 1.4%
	55,344,712	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 1.00% (g)	55,344,712

		U.S. Government — 16.5%
	5,000,000	U.S. Treasury Bill, 1.11%, due 01/11/18 (h)	4,993,637
	46,475,000	U.S. Treasury Bill, 1.13%, due 01/25/18 (h)	46,394,233
	8,000,000	U.S. Treasury Bill, 1.26%, due 03/01/18 (h)	7,975,025
	25,000,000	U.S. Treasury Bill, 1.28%, due 03/15/18 (h)	24,908,639
	30,000,000	U.S. Treasury Bill, 1.28%, due 03/22/18 (h)	29,882,872

Par Value†	Description	Value ($)
	U.S. Government — continued
2,000,000	U.S. Treasury Bill, 1.29%, due 03/29/18 (h)	1,991,593
22,000,000	U.S. Treasury Bill, 1.30%, due 04/05/18 (h)	21,901,458
67,000,000	U.S. Treasury Bill, 1.30%, due 04/26/18 (h)	66,651,516
125,193,000	U.S. Treasury Note, 1.00%, due 12/15/17	125,185,085
71,195,000	U.S. Treasury Note, 0.88%, due 01/15/18	71,162,915
181,848,000	U.S. Treasury Note, 0.75%, due 02/28/18 (i)	181,598,868
27,000,000	U.S. Treasury Note, 1.38%, due 07/31/18	26,973,633
22,000,000	U.S. Treasury Note, 1.50%, due 08/31/18	21,987,109
47,000,000	U.S. Treasury Note, 1.00%, due 09/15/18	46,772,344

	Total U.S. Government	678,378,927

	TOTAL SHORT-TERM INVESTMENTS (COST $734,138,722)	733,723,639

	TOTAL INVESTMENTS — 99.7% (Cost $4,042,319,644)	4,101,686,635
	Other Assets and Liabilities (net) — 0.3%	12,367,841

	TOTAL NET ASSETS — 100.0%	$4,114,054,476

A summary of outstanding financial instruments at November 30, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
02/20/2018	JPM	EUR	54,900,000	USD	65,014,062	$(659,441)
02/20/2018	JPM	GBP	12,000,000	USD	15,886,632	(387,530)
02/16/2018	JPM	USD	13,281,427	JPY	1,500,000,000	101,232

						$(945,739)

Reverse Repurchase Agreements (j)

Face Value		Description	Value ($)
USD	3,188,239	JP Morgan Securities, Inc., 0.25%, dated 10/06/17, (collateral: Mozambique International Bond, Reg S, 10.50%, due 01/18/23), to be repurchased on demand at face value plus accrued interest.	$(3,188,239)
USD	5,764,255	JP Morgan Securities, Inc., 0.50%, dated 10/06/17, (collateral: Nigeria Government International Bond, Reg S, 6.38%, due 07/12/23), to be repurchased on demand at face value plus accrued interest.	(5,764,255)
USD	7,921,020	JP Morgan Securities, Inc., 0.50%, dated 10/25/17, (collateral: Republic of Suriname, 144A, 9.25%, due 10/26/26), to be repurchased on demand at face value plus accrued interest.	(7,921,020)

			$(16,873,514)

		Average balance outstanding	$(26,109,907)
		Average interest rate	(0.42)%
		Maximum balance outstanding	$(68,995,359)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

Credit Linked Options

Principal/Notional Amount			Expiration Date	Descriptions	Premiums	Value ($)
Put Sold	USD	70,000,000	04/03/2018	Turkiye Cumhuriyeti Ziraat Bankasi A.S. Credit Linked Put Option, Fund receives premium of 0.40% (OTC) (CP-DB) (b)	$1,348,667	$56,288
Put Sold	USD	24,000,000	03/10/2020	Lebanon Gap Credit Linked Put Option, Fund receives premium of 0.50% (OTC) (CP-DB) (b)	361,333	(382,841)
Put Sold	USD	9,746,000	01/20/2021	Republic of Philippines Credit Linked Put Option, Fund receives premium of 0.25% (OTC) (CP-DB) (b)	(4,630)	30,013
Put Sold	USD	45,000,000	01/20/2021	Republic of Philippines Credit Linked Put Option, Fund receives premium of 0.25% (OTC) (CP-DB) (b)	387,500	138,576
Put Sold	USD	46,000,000	04/13/2021	Lebanon Gap Credit Linked Put Option, Fund receives premium of 0.50% (OTC) (CP-DB) (b)	947,472	(1,101,563)
Put Sold	USD	50,797,000	04/15/2024	Banco do Brasil Credit Linked Put Option, Fund receives premium of 0.30% (OTC) (CP-DB) (b)	592,226	212,016
Put Sold	USD	100,000,000	04/15/2024	Banco do Brasil Credit Linked Put Option, Fund receives premium of 0.44% (OTC) (CP-DB) (b)	2,264,778	(610,561)

					$5,897,346	$(1,658,072)

Swap Contracts

Centrally Cleared Credit Default Swaps

Reference Entity	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received)	Value ($)	Net Unrealized Appreciation/ (Depreciation)
Buy Protection ^:
CDX-EMS27V1-5Y	USD	282,000,000	1.00%	1.71%	N/A	06/20/2022	Quarterly	$11,298,800	$8,382,168	$(2,916,632)

OTC Credit Default Swaps

Reference Entity	Counterparty	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received)	Value ($)	Net Unrealized Appreciation/ (Depreciation)
Buy Protection ^:
State of Florida	JPM	USD	7,309,000	0.42%	0.08%	N/A	03/20/2018	Quarterly	$(14,749)	$(7,401)	$7,348
State of Florida	JPM	USD	17,055,000	0.42%	0.08%	N/A	03/20/2018	Quarterly	(34,415)	(17,270)	17,145
State of Ohio	JPM	USD	12,182,000	0.49%	0.09%	N/A	03/20/2018	Quarterly	(29,597)	(14,759)	14,838
Republic of Brazil	JPM	USD	50,000,000	1.00%	0.64%	N/A	06/20/2019	Quarterly	1,008,872	(272,308)	(1,281,180)
Republic Of Croatia	JPM	USD	44,000,000	1.00%	0.27%	N/A	06/20/2019	Quarterly	3,659,820	(495,774)	(4,155,594)
Commonwealth of Bahamas	DB	EUR	51,746,000	1.00%	2.15%	N/A	12/20/2020	Quarterly	7,730,397	2,105,237	(5,625,160)
CDX-2I65BZCG5	BCLY	USD	22,415,800	5.00%	0.99%	N/A	06/20/2019	Quarterly	(559,150)	212,950	772,100
Commonwealth of Bahamas	DB	EUR	78,194,000	1.00%	5.23%	N/A	06/20/2025	Quarterly	11,367,985	4,889,526	(6,478,459)
United States of Mexico	GS	USD	20,000,000	1.00%	1.80%	N/A	09/20/2031	Quarterly	2,640,655	1,673,501	(967,154)

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

OTC Credit Default Swaps — continued

Reference Entity	Counterparty	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received)	Value ($)	Net Unrealized Appreciation/ (Depreciation)
Sell Protection ^:
Republic of Macedonia	DB	EUR	6,862,000	1.00%	3.62%	6,862,000 EUR	03/20/2018	Quarterly	$(1,268,490)	$(65,230)	$1,203,260
Commonwealth of Bahamas	DB	USD	61,270,000	1.00%	2.45%	61,270,000 USD	12/20/2020	Quarterly	(7,515,364)	(2,536,343)	4,979,021
Republic of Malaysia	JPM	USD	10,000,000	1.00%	0.63%	10,000,000 USD	12/20/2022	Quarterly	(826,278)	174,874	1,001,152
Commonwealth of Bahamas	DB	USD	3,487,000	1.00%	2.71%	3,487,000 USD	06/20/2023	Quarterly	(641,463)	(286,665)	354,798
Commonwealth of Bahamas	DB	USD	6,975,000	1.00%	2.71%	6,975,000 USD	06/20/2023	Quarterly	(1,263,915)	(573,412)	690,503
Republic Of Croatia	JPM	USD	40,000,000	1.00%	1.11%	40,000,000 USD	06/20/2023	Quarterly	(6,395,816)	(223,516)	6,172,300
Republic of Malaysia	JPM	USD	20,000,000	1.00%	0.82%	20,000,000 USD	03/20/2024	Quarterly	(932,016)	210,826	1,142,842
Peoples Republic of China	JPM	USD	60,000,000	1.00%	0.76%	60,000000 USD	06/20/2024	Quarterly	(2,413,417)	847,878	3,261,295
Peoples Republic of China	JPM	USD	4,873,000	1.00%	0.76%	4,873,000 USD	06/20/2024	Quarterly	3,073	68,862	65,789
Republic of Brazil	JPM	USD	27,250,000	1.00%	2.12%	27,250,000 USD	06/20/2024	Quarterly	(2,095,396)	(1,776,509)	318,887
Peoples Republic of China	GS	USD	25,000,000	1.00%	0.83%	25,000,000 USD	03/20/2025	Quarterly	(744,727)	283,034	1,027,761
Peoples Republic of China	GS	USD	22,436,000	1.00%	0.84%	22,436,000 USD	06/20/2025	Quarterly	(590,310)	238,341	828,651
Commonwealth of Bahamas	DB	USD	104,644,000	1.00%	5.71%	104,644,000 USD	06/20/2025	Quarterly	(12,708,620)	(6,140,001)	6,568,619
Indonesia	GS	USD	36,208,000	1.00%	1.38%	36,208,000 USD	06/20/2025	Quarterly	(3,153,880)	(920,434)	2,233,446
Indonesia	GS	USD	10,000,000	1.00%	1.38%	10,000,000 USD	06/20/2025	Quarterly	(961,767)	(254,207)	707,560
Republic of Brazil	BOA	USD	4,873,000	1.00%	2.39%	4,873,000 USD	12/20/2025	Quarterly	(726,704)	(461,854)	264,850
Russia	GS	USD	2,436,000	1.00%	1.83%	2,436,000 USD	12/20/2025	Quarterly	(238,041)	(140,241)	97,800
Republic of South Africa	GS	USD	10,000,000	1.00%	2.52%	10,000,000 USD	06/20/2026	Quarterly	(1,923,868)	(1,082,660)	841,208
Russia	GS	USD	8,487,000	1.00%	1.94%	8,487,000 USD	12/20/2026	Quarterly	(1,059,663)	(608,407)	451,256
Republic of South Africa	GS	USD	10,000,000	1.00%	2.58%	10,000,000 USD	12/20/2026	Quarterly	(1,702,480)	(1,173,628)	528,852
Republic of Brazil	JPM	USD	40,000,000	1.00%	2.64%	40,000,000 USD	03/20/2030	Quarterly	(5,674,358)	(5,979,308)	(304,950)

									$(27,063,682)	$(12,324,898)	$14,738,784

^	Buy Protection - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
Sell Protection - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of November 30, 2017, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

OTC Cross-Currency Basis Swaps

Fund Pays	Counterparty	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received)	Value ($)	Net Unrealized Appreciation/ (Depreciation)
3 Month USD LIBOR	JPM	3 Month EURIBOR plus a spread of (0.35%)	EUR	122,436,000	09/11/2020	Quarterly	$—	$1,673,171	$1,673,171

							$—	$1,673,171	$1,673,171

OTC Cross-Currency Interest Rate Swaps

Fund Pays	Counterparty	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received)	Value ($)	Net Unrealized Appreciation/ (Depreciation)
(0.22%)	GS	3 Month USD LIBOR	JPY	14,852,761,000	04/28/2025	Quarterly	$—	$(3,945,638)	$(3,945,638)
1.17%	JPM	3 Month USD LIBOR	GBP	53,411,000	03/10/2026	Quarterly	—	(2,201,128)	(2,201,128)
1.26%	JPM	3 Month USD LIBOR	EUR	1,462,000	09/04/2035	Annual	—	(86,645)	(86,645)

							$—	$(6,233,411)	$(6,233,411)

As of November 30, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CJSC - Closed Joint-Stock Company

CP - Counterparty

EURIBOR - Euro Interbank Offered Rate

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

GDP - Gross Domestic Product

LIBOR - London Interbank Offered Rate

OTC - Over-the-Counter

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

VRRB - Variable Rate Reduction Bond

The rates shown on variable rate notes are the current interest rates at November 30, 2017, which are subject to change based on the terms of the security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

◆	These securities are primarily backed by subprime mortgages.

(a)	Security is backed by U.S. Treasury Bonds.

(b)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs.

(c)	Investment valued using significant unobservable inputs.

(d)	Security is in default.

(e)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

(f)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(g)	The rate disclosed is the 7 day net yield as of November 30, 2017.

(h)	The rate shown represents yield-to-maturity.

(i)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(j)	Reverse repurchase agreements have an open maturity date and can be closed by either party on demand.

Counterparty Abbreviations:

BCLY - Barclays Bank PLC

BOA - Bank of America, N.A.

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

Currency Abbreviations:

CHF - Swiss Franc

DEM - Deutsche Mark

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

USD - United States Dollar

ZAR - South African Rand

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†	Description	Value ($)
	DEBT OBLIGATIONS — 102.0%

	Asset-Backed Securities — 89.9%
	Auto Retail Prime — 0.1%
985,600	California Republic Auto Receivables Trust, Series 14-1, Class C, 3.40%, due 12/15/20	990,966

	Auto Retail Subprime — 4.7%
13,720,000	AmeriCredit Automobile Receivables Trust, Series 14-2, Class E, 144A, 3.37%, due 11/08/21	13,867,117
1,524,850	CarFinance Capital Auto Trust, Series 14-1A, Class D, 144A, 4.90%, due 04/15/20	1,548,317
1,073,840	CarFinance Capital Auto Trust, Series 13-2A, Class E, 144A, 7.86%, due 10/15/20	1,076,249
4,130,000	CFC LLC, Series 14-2A, Class E, 144A, 5.36%, due 11/15/21	4,135,692
4,000,000	CPS Auto Receivables Trust, Series 14-A, Class C, 144A, 3.29%, due 02/18/20	4,018,256
3,879,430	CPS Auto Receivables Trust, Series 14-A, Class D, 144A, 5.11%, due 02/18/20	3,952,337
6,265,989	CPS Auto Receivables Trust, Series 14-B, Class D, 144A, 4.62%, due 05/15/20	6,334,348
750,584	CPS Auto Receivables Trust, Series 13-B, Class D, 144A, 4.66%, due 09/15/20	753,729
51,150	CPS Auto Receivables Trust, Series 13-B, Class E, 144A, 6.41%, due 09/15/20	51,586
1,049,647	CPS Auto Receivables Trust, Series 15-C, Class D, 144A, 4.63%, due 08/16/21	1,068,205
5,847,188	DT Auto Owner Trust, Series 15-2A, Class D, 144A, 4.25%, due 02/15/22	5,959,614
2,250,000	Exeter Automobile Receivables Trust, Series 14-2A, Class D, 144A, 4.93%, due 12/15/20	2,295,450
6,000,000	Exeter Automobile Receivables Trust, Series 14-1A, Class D, 144A, 5.53%, due 02/16/21	6,114,847
5,377,425	Flagship Credit Auto Trust, Series 14-1, Class D, 144A, 4.83%, due 06/15/20	5,455,095
1,400,000	Flagship Credit Auto Trust, Series 14-1, Class E, 144A, 5.71%, due 08/16/21	1,423,421

	Total Auto Retail Subprime	58,054,263

	CMBS Collateralized Debt Obligations — 2.2%
8,586,000	ARCap 2005-1 Resecuritization Trust, Series 05-1A, Class B, 144A, 5.55%, due 12/21/42	3,673,349
7,716,577	Capitalsource Real Estate Loan Trust, Series 06-1A, Class B, 144A, Variable Rate, 3 mo. LIBOR + .39%, 1.74%, due 01/20/37 (a)	7,620,120
11,485,280	GS Mortgage Securities Corp., Series 06-CC1, Class A, 144A, Variable Rate, 5.61%, due 03/21/46	10,159,832
4,203,404	LNR CDO Ltd., Series 2002-1A, Class EFX, 7.78%, due 07/24/37	2,049,159
1,110,765	Nomura CRE CDO, Series 07-2A, Class B, 144A, 3 mo. LIBOR + .33%, 1.77%, due 05/21/42 (a)	1,096,881

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	CMBS Collateralized Debt Obligations — continued
2,589,365	Sorin Real Estate CDO IV Ltd., Series 06-4A, Class C, 144A, 3 mo. LIBOR + .53%, 1.70%, due 10/28/46	2,576,980

	Total CMBS Collateralized Debt Obligations	27,176,321

	Collateralized Loan Obligations — 16.5%
17,190,000	ACIS CLO Ltd., Series 15-6A, Class A1, 144A, 3 mo. LIBOR + 1.59%, 2.97%, due 05/01/27	17,213,550
2,830,410	ALM XIV Ltd., Series 14-14A, Class C, 144A, 3 mo. LIBOR + 3.45%, 4.83%, due 07/28/26	2,845,490
8,607,000	ARES XXVI CLO Ltd., Series 13-1A, Class B, 144A, 3 mo. LIBOR + 1.75%, 3.11%, due 04/15/25	8,623,129
37,276,500	Arrowpoint CLO Ltd., Series 15-4A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.55%, 2.90%, due 04/18/27	37,443,685
6,006,000	BlueMountain CLO Ltd., Series 14-3A, Class BR, 144A, 3 mo. LIBOR + 2.10%, 3.46%, due 10/15/26	6,039,904
4,504,500	Carlyle Global Market Strategies CLO Ltd., Series 14-5A, Class BR, 144A, 3 mo. LIBOR + 2.05%, 3.41%, due 10/16/25	4,514,239
4,700,000	Cavalry CLO V Ltd., Series 14-5A, Class E, 144A, 3 mo. LIBOR + 5.20%, 6.56%, due 01/16/24	4,703,967
7,327,000	CIFC Funding Ltd., Series 13A-4A, Class C1R, 144A, 3 mo. LIBOR + 2.25%, 3.71%, due 11/27/24	7,339,639
5,603,000	CIFC Funding Ltd., Series 13A-4A, Class C2R, 144A, 3 mo. LIBOR + 2.25%, 3.71%, due 11/27/24	5,612,665
1,202,320	CIFC Funding Ltd., Series 12-2A, Class A2RL, 144A, 3 mo. LIBOR + 1.90%, 3.22%, due 12/05/24	1,202,320
2,366,820	CIFC Funding Ltd., Series 12-2A, Class B2R, 144A, 3 mo. LIBOR + 5.75%, 7.07%, due 12/05/24	2,366,806
8,580,000	CIFC Funding Ltd., Series 14-1A, Class CR, 144A, 3 mo. LIBOR + 2.25%, 3.60%, due 04/18/25	8,607,773
5,038,500	CIFC Funding Ltd., Series 15-5A, Class D, 144A, Variable Rate, 3 mo. LIBOR + 6.30%, 7.67%, due 10/25/27	5,094,654
15,865,600	CIFC Funding Ltd., Series 12-2RA, Class A1, 144A, Variable Rate, 3 mo. USD LIBOR + .80%, 2.31% due 01/20/28	15,865,600
9,875,050	Crown Point CLO II Ltd., Series 13-2A, Class A3LR, 144A, Variable Rate, 3 mo. USD LIBOR + 1.75%, 3.11%, due 12/31/23	9,874,922
4,968,000	Cumberland Park CLO Ltd., Series 15-2A, Class C, 144A, 3 mo. LIBOR + 2.85%, 4.21%, due 07/20/26	4,972,238
4,888,750	Dorchester Park CLO Ltd., Series 15-1A, Class E, 144A, Variable Rate, 3 mo. LIBOR + 5.25%, 6.61%, due 01/20/27	4,913,942

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Collateralized Loan Obligations — continued
5,166,000	GoldenTree Loan Opportunities VII Ltd., Series 13-7A, Class B, 144A, 3 mo. LIBOR + 1.75%, 3.12%, due 04/25/25	5,174,235
2,581,500	GoldenTree Loan Opportunities VII Ltd., Series 13-7A, Class E, 144A, 3 mo. LIBOR + 4.70%, 6.07%, due 04/25/25	2,589,660
7,326,150	KKR CLO Ltd., 144A, Series 12, Class ER, 3 mo. LIBOR + 5.60%, 6.96%, due 07/15/27	7,336,846
1,465,400	Madison Park Funding XII Ltd, Series 14-12A, Class CR, 144A, Variable Rate, 3 mo. LIBOR + 2.35%, 3.71%, due 07/20/26	1,472,359
3,652,000	Magnetite XVI Ltd., Series 15-16A, Class E, 144A, 3 mo. LIBOR + 6.35%, 7.70%, due 01/18/28	3,660,856
1,292,250	Magnetite XVII Ltd., Series 16-17X, Class E, Reg. S, 3 mo. LIBOR + 8.15%, 9.51%, due 04/20/28	1,324,935
4,307,500	Marathon CLO VIII Ltd., Series 15-8A, Class A1B, 144A, 3 mo. LIBOR + 1.49%, 2.84%, due 07/18/27	4,330,959
6,871,400	Saratoga Investment CLO Ltd., Series 13-1A, Class CR, 144A, 3 mo. LIBOR + 3.36%, 4.72%, due 10/20/25	6,992,708
6,679,024	Stewart Park CLO Ltd., Series 15-1A, Class B, 144A, 3 mo. LIBOR + 2.00%, 3.36%, due 04/15/26	6,699,502
4,976,400	Stratford CLO Ltd., Series 07-1A, Class C, 144A, 3 mo. LIBOR + 2.00%, 3.38%, due 11/01/21	4,984,293
3,016,300	Tryon Park CLO Ltd., Series 13-1A, Class A2, 144A, 3 mo. LIBOR + 1.55%, 2.91%, due 07/15/25	3,033,598
6,004,600	Venture VIII CDO Ltd., Series 07-8A, Class D, 144A, 3 mo. LIBOR + 2.35%, 3.71%, due 07/22/21	6,031,501
3,606,120	Venture VIII CDO Ltd., Reg. S, Series 07-8X, Class D, 3 mo. LIBOR + 2.35%, 3.71%, due 07/22/21	3,622,275

	Total Collateralized Loan Obligations	204,488,250

	Commercial Mortgage-Backed Securities — 12.8%
4,300,000	Banc of America Commercial Mortgage Trust, Series 06-2, Class D, 144A, Variable Rate, 5.91%, due 05/10/45	4,299,487
4,892,278	Commercial Mortgage Trust, Series 07-GG9, Class AJ, Variable Rate, 5.51%, due 03/10/39	4,390,730
1,715,200	Core Industrial Trust, Series 15-TEXW, Class D, 144A, Variable Rate, 3.98%, due 02/10/34	1,750,426
5,151,600	Core Industrial Trust, Series 15-WEST, Class C, 144A, 3.49%, due 02/10/37	5,170,091
23,260,500	Core Industrial Trust, Series 15-WEST, Class E, 144A, Variable Rate, 4.37%, due 02/10/37	23,434,516
1,224,511	Credit Suisse First Boston Mortgage Securities Corp., Series 04-C1, Class G, 144A, Variable Rate, 5.31%, due 01/15/37	1,243,030

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Commercial Mortgage-Backed Securities — continued
4,230,746	Credit Suisse First Boston Mortgage Securities Corp., Series 05-C2, Class AMFL, Variable Rate, 1 mo. LIBOR + .25%, 1.52%, due 04/15/37	4,031,264
1,887,195	Credit Suisse First Boston Mortgage Securities Corp., Series 05-C2, Class AMFX, 4.88%, due 04/15/37	1,864,232
3,660,307	Credit Suisse Mortgage Capital Certificates, Series 14-USA, Class A2, 144A, 3.95%, due 09/15/37	3,803,679
18,949,365	Credit Suisse Mortgage Capital Certificates, Series 06-C4, Class AJ, Variable Rate, 5.54%, due 09/15/39	19,176,947
5,514,720	CSMC Trust, Series 14-USA, Class E, 144A, 4.37%, due 09/15/37	4,883,636
11,025,000	GS Mortgage Securities Corp., Series 16-RENT, Class E, 144A, Variable Rate, 4.20%, due 02/10/29	10,934,097
16,989,010	GS Mortgage Securities Corp., Series 16-GS2, Class D, 144A, 2.75%, due 05/10/49	13,444,995
17,113,616	GS Mortgage Securities Trust, Series 11-GC3, Class D, 144A, Variable Rate, 5.83%, due 03/10/44	17,837,676
3,906,630	Hyatt Hotel Portfolio Trust, Series 17-HYT2, Class F, 144A, Variable Rate, 1 mo. USD LIBOR + 3.05%, 4.30%, due 08/09/32	3,906,732
15,187,775	Hyatt Hotel Portfolio Trust, Series 17-HYT2, Class G, 144A, Variable Rate, 1 mo. USD LIBOR + 4.15%, 5.39%, due 08/09/32	15,206,919
2,848,678	JP Morgan Chase Commercial Mortgage Securities Corp., Series 05-CB13, Class AJ, Variable Rate, 5.70%, due 01/12/43	2,857,538
4,307,500	JP Morgan Chase Commercial Mortgage Securities Trust, Series 04-CB9, Class E, Variable Rate, 5.46%, due 06/12/41	4,335,084
2,432,859	JP Morgan Chase Commercial Mortgage Securities Trust, Series 04-CB9, Class F, 144A, Variable Rate, 5.46%, due 06/12/41	2,278,372
2,970,924	JP Morgan Chase Commercial Mortgage Securities Trust, Series 04-C3, Class H, 144A, Variable Rate, 5.65%, due 01/15/42	2,966,011
61,020	LB-UBS Commercial Mortgage Trust, Series 06-C1, Class AJ, Variable Rate, 5.28%, due 02/15/41	61,029
8,270,894	WaMu Commercial Mortgage Securities Trust, Series 07-SL3, Class G, 144A, Variable Rate, 3.25%, due 03/23/45	8,306,423
3,434,000	Wells Fargo Commercial Mortgage Trust, Series 13-BTC, Class D, 144A, Variable Rate, 3.67%, due 04/16/35	3,373,625

	Total Commercial Mortgage-Backed Securities	159,556,539

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities — Other — 10.5%
1,491,153	ACE Securities Corp. Home Equity Loan Trust, Series 06-ASL1, Class A, Variable Rate, 1 mo. LIBOR + .28%, 1.61%, due 02/25/36	852,635
21,340,660	American Home Mortgage Investment Trust, Series 06-2, Class 4A, 1 mo. LIBOR + .36%, 1.69%, due 02/25/36	4,753,557
6,218,781	BCMSC Trust, Series 99-A, Class M1, Variable Rate, 6.79%, due 03/15/29	5,730,699
8,850,728	BCMSC Trust, Series 99-B, Class A4, Variable Rate, 7.30%, due 12/15/29	3,771,414
2,928,137	BCMSC Trust, Series 00-A, Class A4, Variable Rate, 8.29%, due 06/15/30	1,338,589
887,007	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, Variable Rate, 1 mo. LIBOR + .32%, 1.65%, due 02/25/37	1,836,858
1,367,404	Carrington Mortgage Loan Trust, Series 06-RFC1, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 1.48%, due 05/25/36	1,364,876
5,796,177	Conseco Finance Securitizations Corp., Series 01-3, Class M1, Variable Rate, 7.15%, due 05/01/33	5,512,519
8,622,464	Conseco Financial Corp., Series 97-6, Class M1, Variable Rate, 7.21%, due 01/15/29	8,439,950
3,166,617	Conseco Financial Corp., Series 98-6, Class M1, Variable Rate, 6.63%, due 06/01/30	2,915,703
3,000,012	Countrywide Home Equity Loan Trust, Series 07-E, Class A, FSA, Variable Rate, 1 mo. LIBOR + .15%, 1.40%, due 06/15/37	2,649,070
3,767,560	Fannie Mae Connecticut Avenue Securities, Series 17-C01, Class 1M1, 1 mo. LIBOR + 1.30%, 2.63%, due 07/25/29	3,801,302
902,721	GMACM Home Equity Loan Trust, Series 04-HE3, Class A3, FSA, Variable Rate, 1 mo. LIBOR + .50%, 1.83%, due 10/25/34	843,785
2,296,148	GMACM Home Equity Loan Trust, Series 07-HE3, Class 2A1, Variable Rate, 6.81%, due 09/25/37	2,356,084
32,224,349	Home Equity Mortgage Loan Asset-Backed Trust, Series 06-A, Class A, Variable Rate, 1 mo. LIBOR + .26%, 1.59%, due 06/25/36	4,968,508
2,190,274	JP Morgan Resecuritization Trust, Series 09-10, Class 7A1, 144A, Variable Rate, 6.05%, due 02/26/37	2,255,928
4,471,046	Master Second Lien Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .32%, 1.65%, due 03/25/36	1,027,678
908,811	Mellon Re-REMIC Pass-Through Trust, Series 04-TBC1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 1.58%, due 02/26/34	817,216
2,521,556	Meritage Mortgage Loan Trust, Series 05-2, Class M2, Variable Rate, 1 mo. LIBOR + .75%, 2.08%, due 11/25/35	2,529,973

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities – Other — continued
4,861,107	Morgan Stanley Resecuritization Trust, Series 14-R8, Class 2A, 144A, Variable Rate, 1 mo. LIBOR + .16%, 1.40%, due 06/26/47	4,837,026
14,551,564	New Century Home Equity Loan Trust, Series 06-S1, Class A2A, 1 mo. LIBOR + .20%, 1.53%, due 03/25/36	1,377,540
8,300,510	New Century Home Equity Loan Trust, Series 06-S1, Class A1, Variable Rate, 1 mo. LIBOR + .34%, 1.67%, due 03/25/36	785,680
22,130,074	New Century Home Equity Loan Trust, Series 06-S1, Class A2B, 1 mo. LIBOR + .40%, 1.73%, due 03/25/36	2,094,598
2,458,425	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 05-S3, Class M1, 1 mo. LIBOR + .90%, 2.23%, due 08/25/35	2,624,872
9,676,451	Oakwood Mortgage Investors, Inc., Series 99-C, Class A2, 7.48%, due 08/15/27	9,629,791
1,555,857	Oakwood Mortgage Investors, Inc., Series 98-A, Class B1, Variable Rate, 7.50%, due 05/15/28	1,565,328
2,855,968	Oakwood Mortgage Investors, Inc., Series 98-D, Class M1, 144A, 7.42%, due 01/15/29	2,905,674
6,487,759	Oakwood Mortgage Investors, Inc., Series 99-E, Class A1, Variable Rate, 7.61%, due 03/15/30	6,107,947
11,351,710	Oakwood Mortgage Investors, Inc., Series 00-D, Class A4, Variable Rate, 7.40%, due 07/15/30	6,539,388
1,547,625	Oakwood Mortgage Investors, Inc., Series 01-D, Class A4, Variable Rate, 6.93%, due 09/15/31	1,386,516
1,926,342	Ownit Mortgage Loan Trust, Series 06-3, Class A2C, Variable Rate, 1 mo. LIBOR + .17%, 1.50%, due 03/25/37	1,924,237
4,267,879	PHH Mortgage Trust, Series 07-1SL, Class M2, 144A, STEP, 7.00%, due 12/25/27	4,498,214
21,897,647	Residential Funding Mortgage Securities II, Series 06-HI4, Class A4, STEP, 5.72%, due 09/25/36	17,565,717
2,233,721	SACO I Trust, Series 05-10, Class 2A1, 1 mo. LIBOR + .52%, 1.85%, due 01/25/36	2,229,761
14,689,352	Soundview Home Loan Trust, Series 06-A, Class A, Variable Rate, 1 mo. LIBOR + .38%, 1.71%, due 11/25/35 (b)	2,174,193
25,446,816	Terwin Mortgage Trust, Series 07-1SL, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .14%, 1.47%, due 01/25/38	3,899,333
961,053	Wells Fargo Mortgage Backed Securities Trust, Series 05-AR14, Class A4, Variable Rate, 3.48%, due 08/25/35	962,519

	Total Residential Mortgage-Backed Securities — Other	130,874,678

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities – Prime — 2.9%
4,755,787	BCAP LLC Trust, Series 09-RR13, Class 16A2, 144A, Variable Rate, 3.86%, due 09/26/35	4,551,530
2,524,650	Bear Stearns ARM Trust, Series 05-6, Class 3A1, Variable Rate, 3.61%, due 08/25/35	2,570,773
2,239,192	Bear Stearns ARM Trust, Series 05-9, Class A1, Variable Rate, U.S. Treasury Yield + 2.30%, 3.52%, due 10/25/35	2,282,924
2,150,329	Chase Mortgage Finance Trust, Series 05-A1, Class 3A1, Variable Rate, 3.32%, due 12/25/35	2,090,976
3,875,881	Chase Mortgage Finance Trust, Series 07-A1, Class 11M1, Variable Rate, 3.39%, due 03/25/37	3,819,273
1,646,653	Citigroup Mortgage Loan Trust, Series 05-3, Class 2A2, Variable Rate, 3.46%, due 08/25/35	1,648,234
3,543,336	IndyMac INDA Mortgage Loan Trust, Series 06-AR3, Class 1A1, Variable Rate, 3.63%, due 12/25/36	3,391,255
2,936,267	IndyMac INDA Mortgage Loan Trust, Series 07-AR1, Class 1A1, Variable Rate, 3.61%, due 03/25/37	2,860,314
2,956,079	WaMu Mortgage Pass-Through Certificates, Series 05-AR10, Class 1A3, Variable Rate, 3.29%, due 09/25/35	2,939,848
4,038,355	WaMu Mortgage Pass-Through Certificates, Series 07-HY2, Class 2A1, Variable Rate, 3.41%, due 11/25/36	3,791,196
2,114,754	WaMu Mortgage Pass-Through Certificates, Series 06-AR19, Class 2A, Variable Rate, 1.98%, due 01/25/47	2,094,013
3,618,955	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 07-5, Class A6, 6.00%, due 06/25/37	3,578,973

	Total Residential Mortgage-Backed Securities – Prime	35,619,309

	Residential Mortgage-Backed Securities – Subprime — 1.0%
2,578,393	BCAP LLC, Series 14-RR2, Class 11A3, 144A, Variable Rate, 1.46%, due 05/26/37	2,401,305
6,010,378	Bear Stearns Asset-Backed Securities, Inc., Series 07-AQ1, Class A1, Variable Rate, 1 mo. LIBOR + .11%, 1.44%, due 04/25/31	7,401,868
3,417,952	RAMP Trust, Series 07-RZ1, Class A2, Variable Rate, 1 mo. LIBOR + .16%, 1.49%, due 02/25/37	3,388,063

	Total Residential Mortgage-Backed Securities – Subprime	13,191,236

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities – Alt-A — 2.2%
2,731,217	Adjustable Rate Mortgage Trust, Series 05-1, Class 5M1, Variable Rate, 1 mo. LIBOR + 1.05%, 2.38%, due 05/25/35	2,642,259
2,809,189	Alternative Loan Trust, Series 06-7CB, Class 1A1, Variable Rate, 1 mo. LIBOR + .70%, 2.03%, due 05/25/36	1,615,530
2,766,502	Alternative Loan Trust, Series 06-28CB, Class A1, Variable Rate, 1 mo. LIBOR + .70%, 2.03%, due 10/25/36	1,679,916
2,909,263	Bear Stearns ARM Trust, Series 07-1, Class 2A1, Variable Rate, 3.45%, due 02/25/47	2,742,612
8,352,459	Citigroup Mortgage Loan Trust, Inc., Series 06-AR5, Class 2A2A, Variable Rate, 3.42%, due 07/25/36	6,296,090
3,007,844	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 05-7, Class 2CB1, 5.50%, due 08/25/35	3,035,714
10,529,204	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 06-AR10, Class A2A, Variable Rate, 1 mo. LIBOR + .17%, 1.50%, due 12/25/36	9,507,469

	Total Residential Mortgage-Backed Securities – Alt-A	27,519,590

	Small Balance Commercial Mortgages — 11.4%
759,568	Bayview Commercial Asset Trust, Series 04-1, Class M1, 144A, Variable Rate, 1 mo. LIBOR + .84%, 1.89%, due 04/25/34	741,038
422,411	Bayview Commercial Asset Trust, Series 04-1, Class M2, 144A, Variable Rate, 1 mo. LIBOR + 1.80%, 2.53%, due 04/25/34	419,932
736,081	Bayview Commercial Asset Trust, Series 04-1, Class B, 144A, 1 mo. LIBOR + 2.85%, 3.23%, due 04/25/34	739,559
6,886,400	Bayview Commercial Asset Trust, Series 05-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .31%, 1.64%, due 08/25/35	6,527,427
3,692,141	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .39%, 1.72%, due 01/25/36	3,458,045
2,160,862	Bayview Commercial Asset Trust, Series 06-1A, Class M1, 144A, 1 mo. LIBOR + .38%, 1.62%, due 04/25/36	2,017,749
2,875,412	Bayview Commercial Asset Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .23%, 1.56%, due 07/25/36	2,774,324
5,881,693	Bayview Commercial Asset Trust, Series 06-2A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .28%, 1.61%, due 07/25/36	5,690,386
3,424,597	Bayview Commercial Asset Trust, Series 06-3A, Class A1, 144A, 1 mo. LIBOR + .25%, 1.58%, due 10/25/36	3,229,490

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Small Balance Commercial Mortgages — continued
1,017,711	Bayview Commercial Asset Trust, Series 06-3A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .30%, 1.63%, due 10/25/36	961,854
3,052,144	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .24%, 1.48%, due 07/25/37	2,899,844
12,711,431	Bayview Commercial Asset Trust, Series 07-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .27%, 1.51%, due 07/25/37	12,141,919
6,768,058	Bayview Commercial Asset Trust, Series 07-2A, Class A2, 144A, 1 mo. LIBOR + .32%, 1.56%, due 07/25/37	6,276,693
6,519,243	Bayview Commercial Asset Trust, Series 07-4A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .45%, 1.78%, due 09/25/37	6,186,081
3,211,158	Bayview Commercial Asset Trust, Series 07-6A, Class A3B, 144A, 1 mo. LIBOR + .85%, 2.18%, due 12/25/37	3,173,959
7,330,832	Bayview Commercial Asset Trust, Series 07-6A, Class A3A, 144A, 1 mo. LIBOR + 1.25%, 2.58%, due 12/25/37	7,323,491
25,411,032	GE Business Loan Trust, Series 06, Class 1X, Variable Rate, 1 mo. LIBOR + .20%, 1.45%, due 05/15/34	24,499,671
2,961,714	GE Business Loan Trust, Series 06-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .18%, 1.41%, due 11/15/34	2,871,039
6,346,513	GE Business Loan Trust, Series 07-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .17%, 1.42%, due 04/16/35	6,167,271
5,144,328	GE Business Loan Trust, Series 07-1A, Class D, 144A, Variable Rate, 1 mo. LIBOR + 1.00%, 2.25%, due 04/16/35	4,580,838
4,052,272	Lehman Brothers Small Balance Commercial, Series 06-1A, Class M1, 144A, Variable Rate, 1 mo. LIBOR + .31%, 1.64%, due 04/25/31	4,041,846
2,592,000	Lehman Brothers Small Balance Commercial, Series 06-2A, Class M1, 144A, 1 mo. LIBOR + .29%, 1.62%, due 09/25/36	2,515,451
4,800,902	Lehman Brothers Small Balance Commercial, Series 06-3A, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + .20%, 1.53%, due 12/25/36	4,463,269
4,300,000	Lehman Brothers Small Balance Commercial, Series 07-2A, Class M1, 144A, Variable Rate, 1 mo. LIBOR + .40%, 1.64%, due 06/25/37	3,904,247
6,334,368	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 1.58%, due 02/25/30	6,189,995
2,022,599	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 06-1A, Class B, 144A, 1 mo. LIBOR + 1.00%, 2.33%, due 04/25/31	1,910,495
2,401,836	Velocity Commercial Capital Loan Trust, Series 16-2, Class AFL, 1 mo. LIBOR + 1.80%, 3.13%, due 10/25/46	2,425,841

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Small Balance Commercial Mortgages — continued
9,503,550	WaMu Commercial Mortgage Securities Trust, Series 07-SL2, Class C, 144A, Variable Rate, 2.55%, due 12/27/49	9,531,636
3,430,400	WaMu Commercial Mortgage Securities Trust, Series 07-SL2, Class D, 144A, Variable Rate, 2.92%, due 12/27/49	3,439,275

	Total Small Balance Commercial Mortgages	141,102,665

	Student Loans — 24.6%
7,770,611	Access Group, Inc., Series 05-A, Class B, Variable Rate, 3 mo. LIBOR + .80%, 2.17%, due 07/25/34	7,316,184
3,172,826	Access Group, Inc., Series 03-A, Class A2, 3 mo. USGG +1.20%, 2.29%, due 07/01/38	3,194,543
10,975,761	AccessLex Institute, Series 07-1, Class A4, 3 mo. USGG + 0.06%, 1.43%, due 01/25/23	10,789,725
11,218,841	AccessLex Institute, Series 04-2, Class B, 3 mo. LIBOR + .70%, 2.07%, due 01/25/43	9,640,165
5,934,738	Collegiate Funding Services Education Loan Trust, Series 05-B, Class B, Variable Rate, 3 mo. LIBOR + .32%, 1.65%, due 03/28/35(a)	5,359,811
4,599,024	KeyCorp Student Loan Trust, Series 00-B, Class A2, 3 mo. LIBOR + 0.31%, 1.68%, due 07/25/29	4,526,603
25,090,320	KeyCorp Student Loan Trust, Series 06-A, Class 2B, Variable Rate, 3 mo. LIBOR + .48%, 1.81%, due 12/27/41	23,885,764
3,123,725	KeyCorp Student Loan Trust, Series 04-A, Class 2C, 3 mo. LIBOR + 0.80%, 2.17%, due 04/28/42	3,011,385
5,622,500	KeyCorp Student Loan Trust, Series 04-A, Class 2D, 3 mo. LIBOR + 1.25%, 2.62%, due 07/28/42	3,965,838
7,275,093	KeyCorp Student Loan Trust, Series 04-A, Class 1A2, 3 mo. LIBOR + 0.24%, 1.61%, due 10/27/42	7,002,353
8,344,912	Montana Higher Education Student Assistance Corp., Series 12-1, Class A2, 1 mo. LIBOR + 1.00%, 2.28%, due 05/20/30	8,428,903
18,250,000	National Collegiate Commutation Trust, Series 07-3, Class A3R4, 144A, Variable Rate, 4.81%, due 03/31/38(a)	7,665,000
7,545,035	National Collegiate Commutation Trust, Series 07-3, Class A3L, 144A, 1 mo. LIBOR + .84%, 2.08%, due 03/31/38	3,055,357
2,808,654	National Collegiate Student Loan Trust, Series 06-2, Class A3, Variable Rate, 1 mo. LIBOR + .21%, 1.54%, due 11/25/27	2,763,884
5,940,696	National Collegiate Student Loan Trust, Series 06-1, Class A4, Variable Rate, 1 mo. LIBOR + 0.25%, 1.58%, due 03/27/28	5,889,800
1,758,941	National Collegiate Student Loan Trust, Series 06-3, Class A4, Variable Rate, 1 mo. LIBOR + .27%, 1.60%, due 03/26/29	1,726,321
5,788,865	National Collegiate Student Loan Trust, Series 05-2, Class A4, Variable Rate, 1 mo. LIBOR + .27%, 1.60%, due 09/25/29	5,677,598

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Student Loans — continued
29,580,505	National Collegiate Student Loan Trust, Series 07-1, Class A3, Variable Rate, 1 mo. LIBOR + 0.24%, 1.57%, due 07/25/30	28,759,235
8,685,000	National Collegiate Student Loan Trust, Series 06-4, Class A4, Variable Rate, 1 mo. LIBOR + .31%, 1.64%, due 05/25/32	7,583,590
12,960,000	National Collegiate Student Loan Trust, Series 06-1, Class A5, 1 mo. LIBOR + .35%, 1.68%, due 03/25/33	11,382,177
75,000	National Collegiate Student Loan Trust, Series 07-4, Class A3A7, Variable Rate, 4.83%, due 03/25/38(a)	58,875
25,000	National Collegiate Student Loan Trust, Series 07-3, Class A3A4, Variable Rate, due 03/25/38(a)	19,625
7,237,286	Navient Private Education Loan Trust, Series 15-AA, Class A3, 144A, 1 mo. LIBOR + 1.70%, 2.95%, due 11/15/30	7,469,363
5,623,264	Navient Private Education Loan Trust, Series 14-AA, Class A3, 144A, 1 mo. USD LIBOR + 1.60%, 2.85%, due 10/15/31	5,737,451
32,566,305	SLC Private Student Loan Trust, Series 06-A, Class C, Variable Rate, 1 mo. USD LIBOR + .45%, 1.81%, due 07/15/36	31,019,581
12,579,000	SLM Private Credit Student Loan Trust, Series 03-A, Class A3, Variable Rate, 3.78%, due 06/15/32 (a)	12,579,000
5,850,000	SLM Private Credit Student Loan Trust, Series 03-C, Class A3, Variable Rate, 3.85%, due 09/15/32 (a)	5,850,000
3,569,349	SLM Private Credit Student Loan Trust, Series 03-C, Class C, 3 mo. LIBOR + 1.60%, 2.92%, due 09/15/32	1,235,529
9,000,000	SLM Private Credit Student Loan Trust, Series 04-B, Class A4, Variable Rate, 3 mo. LIBOR + .43%, 1.75%, due 09/15/33	8,463,213
5,565,303	SLM Private Credit Student Loan Trust, Series 05-A, Class B, Variable Rate, 3 mo. LIBOR + .28%, 1.60%, due 12/15/38	5,364,020
47,615,000	SLM Private Credit Student Loan Trust, Series 06-A, Class A5, Variable Rate, 3 mo. LIBOR + .29%, 1.61%, due 06/15/39	45,554,118
11,931,000	SLM Private Credit Student Loan Trust, Series 05-B, Class A4, Variable Rate, 3 mo. LIBOR + .33%, 1.65%, due 06/15/39	11,312,205
2,672,291	SLM Private Credit Student Loan Trust, Series 06-C, Class C, 3 mo. LIBOR + .39%, 1.71%, due 12/15/39	2,043,242
6,000,000	SLM Private Education Loan Trust, Series 11-B, Class A3, 144A, Variable Rate, 1 mo. LIBOR + 2.25%, 3.50%, due 06/16/42	6,231,550
1,118,000	South Carolina Student Loan Corp., Series 14-1, Class A1, 1 mo. LIBOR + .75%, 1.99%, due 05/01/30	1,111,004

	Total Student Loans	305,673,012

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Time Share — 1.0%
722,902	BXG Receivables Note Trust, Series 12-A, Class B, 144A, 3.99%, due 12/02/27	722,748
2,417,719	BXG Receivables Note Trust, Series 13-A, Class B, 144A, 4.00%, due 12/04/28	2,443,634
1,158,053	Diamond Resorts Owner Trust, Series 13-2, Class A, 144A, 2.27%, due 05/20/26	1,155,934
753,307	Diamond Resorts Owner Trust, Series 13-2, Class B, 144A, 2.62%, due 05/20/26	751,955
1,590,215	Marriott Vacation Club Owner Trust, Series 12-1A, Class B, 144A, Variable Rate, 3.50%, due 05/20/30	1,598,890
300,568	Orange Lake Timeshare Trust, Series 12-AA, Class B, 144A, 4.87%, due 03/10/27	303,289
1,386,374	Sierra Timeshare Receivables Funding LLC, Series 13-2A, Class B, 144A, Variable Rate, 2.92%, due 11/20/25	1,386,976
293,297	Sierra Timeshare Receivables Funding LLC, Series 13-2A, Class C, 144A, Variable Rate, 4.75%, due 11/20/25	293,659
1,325,535	Silverleaf Finance XVII LLC, Series 13-A, Class B, 144A, 3.67%, due 03/16/26	1,323,635
2,189,037	Westgate Resorts LLC, Series 17-1A, Class A, 144A, 3.05%, due 12/20/30	2,186,596

	Total Time Share	12,167,316

	Total Asset-Backed Securities	1,116,414,145

	U.S. Government Agency — 12.1%
192,974	Agency for International Development Floater (Support of Jamaica), Variable Rate, 3 mo. LIBOR + .30%, 1.77%, due 10/01/18 (c)	191,911
7,406,250	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR – .02%, 1.64%, due 02/01/25 (c)	7,126,775
6,750,000	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR + .15%, 1.80%, due 10/29/26 (c)	6,479,149
4,230,000	Agency for International Development Floater (Support of Tunisia), Variable Rate, 6 mo. LIBOR, 1.65%, due 07/01/23 (c)	4,107,077
5,000,000	Federal Home Loan Bank Discount Notes, Zero Coupon, due 02/28/18	4,983,930
2,500,000	Federal Home Loan Banks, 3 mo. LIBOR – .31%, 1.11%, due 08/15/18	2,497,227
100,000,000	Federal National Mortgage Association, TBA, 3.50%, due 12/18/47	103,307,640
20,000,000	Federal National Mortgage Association, TBA, 4.00%, due 12/13/47	20,890,624

	Total U.S. Government Agency	149,584,333

	TOTAL DEBT OBLIGATIONS (COST $1,237,269,460)	1,265,998,478

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 4.5%

	United States — 4.5%
	Affiliated Issuers — 4.5%
2,267,067	GMO U.S. Treasury Fund	56,631,332

	TOTAL MUTUAL FUNDS (COST $56,650,000)	56,631,332

	SHORT-TERM INVESTMENTS — 4.4%

	Money Market Funds — 0.1%
1,343,156	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 1.00% (d)	1,343,156

Par Value†	Description	Value ($)
	U.S. Government — 4.3%
1,000,000	U.S. Treasury Bill, 0.84%, due 12/07/17 (e)	999,838
15,000,000	U.S. Treasury Bill, 1.19%, due 02/15/18 (e)	14,962,317
3,000,000	U.S. Treasury Bill, 1.28%, due 03/22/18 (e) (f)	2,988,287
33,000,000	U.S. Treasury Bill, 1.40%, due 05/17/18 (e) (f)	32,788,936
2,000,000	U.S. Treasury Note, 0.88%, due 01/15/18 (f)	1,999,099

	Total U.S. Government	53,738,477

	TOTAL SHORT-TERM INVESTMENTS (COST $55,081,595)	55,081,633

PURCHASED OPTIONS — 0.1%

Description	Counterparty	Exercise Rate	Expiration Date	Principal/ Notional Amount		Floating Rate Index	Pay/Receive Floating Rate	Value ($)
Options on Credit Default Swaps — Puts — 0.1%
CDX.NA.HYS.29.V1-5Y	GS	106.50%	12/20/17	USD	51,516,000	Fixed Spread	Pay	54,537
CDX.NA.IGS.29.V1-5Y	JPM	57.50%	01/17/18	USD	150,115,000	Fixed Spread	Pay	111,647
CDX.NA.IGS.29.V1-5Y	DB	57.50%	01/17/18	USD	222,976,000	Fixed Spread	Pay	165,836
ITRAXX-XOVERS28V1-3Y	BOA	250.00%	01/17/18	EUR	64,387,500	Fixed Spread	Pay	300,820

		Total Options on Credit Default Swaps – Puts						632,840

		TOTAL PURCHASED OPTIONS (COST $998,035)						632,840

Par Value†	Description	Value ($)

	TOTAL INVESTMENTS — 111.0% (Cost $1,349,999,090)	1,378,344,283

	SECURITIES SOLD SHORT — (6.8)%

	Debt Obligations — (6.8)%

	U.S. Government Agency — (6.8)%
(67,000,000)	Federal National Mortgage Association, TBA, 3.00%, due 12/18/47	(68,265,660)
(16,000,000)	Federal National Mortgage Association, TBA, 3.50%, due 12/13/47	(16,401,575)

	Total U.S. Government Agency	(84,667,235)

	TOTAL DEBT OBLIGATIONS (COST $(85,107,617))	(84,667,235)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $85,107,617)	(84,667,235)

	Other Assets and Liabilities (net) — (4.2%)	(52,303,464)

	TOTAL NET ASSETS — 100.0%	$1,241,373,584

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

A summary of outstanding financial instruments at November 30, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
02/20/2018	JPM	USD	726,221	EUR	613,245	$7,366

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Buys
326	U.S. Treasury Note 5 Yr. (CBT)	March 2018	$37,928,063	$(150,725)
271	U.S. Treasury Ultra 10 Yr. (CBT)	March 2018	36,089,578	(291,643)

			$74,017,641	$(442,368)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Written Options

Description	Counterparty	Exercise Rate	Expiration Date	Principal/ Notional Amount		Pay/Receive Floating Rate	Value ($)
Written Options on Credit Default Swaps — Puts
ITRAXX-XOVERS28V1-3Y	BOA	350.00%	03/21/18	EUR	(80,484,375)	Pay	$(320,872)
CDX.NA.HYS.29.V1-5Y	BCLY	104.00%	12/20/17	USD	(64,395,000)	Pay	(17,247)
CDX.NA.IGS.29.V1-5Y	DB	80.00%	03/21/18	USD	(257,280,000)	Pay	(153,195)
CDX.NA.IGS.29.V1-5Y	JPM	80.00%	03/21/18	USD	(171,560,000)	Pay	(102,154)

			TOTAL WRITTEN OPTIONS ON CREDIT DEFAULT SWAPS — PUTS
			(Premiums $771,859)				$(593,468)

Swap Contracts

Centrally Cleared Credit Default Swaps

Reference Entity	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received)	Value ($)	Net Unrealized Appreciation/ (Depreciation)
Buy Protection ^:
CDX.NA.HYS.27.V1-5Y	USD	24,693,500	5.00%	2.98%	N/A	12/20/2021	Quarterly	$(1,825,591)	$(2,066,080)	$(240,489)
ITRAXX-EUROPES27V1-5Y	EUR	25,800,000	1.00%	3.18%	N/A	06/20/2022	Quarterly	(327,126)	(836,682)	(509,556)

Sell Protection ^:
CDX.NA.IGS.28.V1-5Y	USD	17,200,000	1.00%	0.58%	N/A	06/20/2022	Quarterly	300,982	368,304	67,322

								$(1,851,735)	$(2,534,458)	$(682,723)

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

OTC Credit Default Swaps

Reference Entity	Counter- party	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received)	Value ($)	Net Unrealized Appreciation/ (Depreciation)
Buy Protection ^:
MBIA, Inc.	GS	USD	21,650,000	5.00%	8.34%	N/A	12/20/2017	Quarterly	$(1,044,612)	$43,200	$1,087,812
CDX-NA.IGS.25.V1-5Y	CITI	USD	4,300,000	1.00%	0.70%	N/A	12/20/2020	Quarterly	548,250	(39,308)	(587,558)
CDX.NA.HYS.25.V1-5Y	BOA	USD	4,400,000	5.00%	1.91%	N/A	12/20/2020	Quarterly	369,771	(403,771)	(773,542)
CDX.NA.HYS.25.V1-5Y	JPM	USD	4,343,000	5.00%	1.91%	N/A	12/20/2020	Quarterly	(26,058)	(398,540)	(372,482)
CDX.NA.IGS.25.V1-5Y	BOA	USD	4,400,000	1.00%	0.70%	N/A	12/20/2020	Quarterly	710,845	(40,222)	(751,067)
CDX.NA.HYS.27.V2-5Y	GS	USD	8,580,000	5.00%	3.85%	N/A	12/20/2021	Quarterly	21,450	(597,676)	(619,126)
CDX.NA.HYS.27.V2-5Y	JPM	USD	4,300,000	5.00%	3.18%	N/A	12/20/2021	Quarterly	(11,825)	(299,535)	(287,710)
D.R. HORTON INC	BCLY	USD	17,200,000	1.00%	0.32%	N/A	06/20/2022	Quarterly	(165,250)	(511,736)	(346,486)
Navient Corp.	BCLY	USD	2,576,400	5.00%	2.86%	N/A	12/20/2022	Quarterly	(208,665)	(248,489)	(39,824)
Navient Corp.	BCLY	USD	2,576,400	5.00%	2.86%	N/A	12/20/2022	Quarterly	(198,694)	(248,489)	(49,795)
Navient Corp.	BCLY	USD	3,435,200	5.00%	2.86%	N/A	12/20/2022	Quarterly	(264,647)	(331,319)	(66,672)
CMBX.NA.AS.7	BOA	USD	4,505,000	1.00%	1.01%	N/A	01/17/2047	Monthly	47,352	(33,903)	(81,255)
CMBX.NA.AS.7	DB	USD	16,677,794	1.00%	1.01%	N/A	01/17/2047	Monthly	197,705	(125,513)	(323,218)
CMBX.NA.AS.7	GS	USD	4,400,000	1.00%	1.01%	N/A	01/17/2047	Monthly	112,812	(33,113)	(145,925)
CMBX.NA.AS.7	MSCS	USD	13,270,000	1.00%	1.01%	N/A	01/17/2047	Monthly	205,782	(99,867)	(305,649)
CMBX.NA.AA.8	CSI	USD	4,446,000	1.50%	0.99%	N/A	10/17/2057	Monthly	132,548	65,089	(67,459)
CMBX.NA.AA.8	CSI	USD	8,892,000	1.50%	0.99%	N/A	10/17/2057	Monthly	247,718	130,179	(117,539)
CMBX.NA.AS.8	CITI	USD	8,892,000	1.00%	1.00%	N/A	10/17/2057	Monthly	73,095	(83,058)	(156,153)
CMBX.NA.AS.8	MSCS	USD	3,384,000	1.00%	1.00%	N/A	10/17/2057	Monthly	140,432	(31,609)	(172,041)
CMBX.NA.BBB-8	GS	USD	8,650,000	3.00%	0.83%	N/A	10/17/2057	Monthly	1,299,081	1,346,967	47,886
CMBX.NA.AAA.9	DB	USD	21,462,500	0.50%	0.50%	N/A	09/17/2058	Monthly	(26,900)	(1,006)	25,894
CMBX.NA.AAA.9	DB	USD	21,462,500	0.50%	0.50%	N/A	09/17/2058	Monthly	(23,012)	(1,006)	22,006
CMBX.NA.AAA.9	GS	USD	874,200	0.50%	0.50%	N/A	09/17/2058	Monthly	48,015	(41)	(48,056)
CMBX.NA.BBB-.9	DB	USD	4,400,000	3.00%	0.88%	N/A	09/17/2058	Monthly	950,085	486,617	(463,468)
CMBX.NA.BBB-.9	GS	USD	1,760,000	3.00%	0.88%	N/A	09/17/2058	Monthly	346,611	194,647	(151,964)
CMBX.NA.AAA.10	CSI	USD	17,230,000	0.50%	0.60%	N/A	11/17/2059	Monthly	134,515	72,138	(62,377)
CMBX.NA.BBB-.10	DB	USD	1,721,400	3.00%	0.90%	N/A	11/17/2059	Monthly	158,934	175,584	16,650
CMBX.NA.BBB-.10	GS	USD	3,446,000	3.00%	0.90%	N/A	11/17/2059	Monthly	319,629	351,494	31,865
CMBX.NA.BBB-.10	GS	USD	1,720,200	3.00%	0.90%	N/A	11/17/2059	Monthly	185,912	175,460	(10,452)
CMBX.NA.BBB-.6	CSI	USD	831,500	3.00%	0.86%	N/A	05/11/2063	Monthly	48,393	132,067	83,674
CMBX.NA.BBB-.6	DB	USD	4,376,500	3.00%	0.86%	N/A	05/11/2063	Monthly	289,540	695,118	405,578

Sell Protection ^:
CDX.NA.HYS.27.V2-5Y	GS	USD	12,870,000	5.00%	0.95%	12,870,000 USD	12/20/2021	Quarterly	1,657,013	2,046,080	389,067
CDX.NA.HYS.27.V2-5Y	JPM	USD	8,600,000	5.00%	0.95%	8,600,000 USD	12/20/2021	Quarterly	1,143,800	1,367,233	223,433
CDX-NAHYS29V1-5Y	BOA	USD	25,885,000	5.00%	1.55%	N/A	12/20/2022	Quarterly	4,283,967	4,287,692	3,725

									$11,703,592	$8,041,364	$(3,662,228)

^	Buy Protection - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
Sell Protection - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of November 30, 2017, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

Centrally Cleared Interest Rate Swaps

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received)	Value ($)	Net Unrealized Appreciation/ (Depreciation)
1.27%	3 Month USD LIBOR	USD	10,495,000	03/10/2021	Quarterly	$—	$276,654	$276,654
1.75%	3 Month USD LIBOR	USD	15,052,000	03/16/2021	Quarterly	(120,519)	168,806	289,325
2.10%	3 Month USD LIBOR	USD	1,715,000	11/24/2021	Quarterly	—	3,045	3,045
2.06%	3 Month USD LIBOR	USD	3,419,000	11/10/2022	Quarterly	—	21,727	21,727
2.15%	3 Month USD LIBOR	USD	5,100,000	10/13/2024	Quarterly	—	43,282	43,282
2.00%	3 Month USD LIBOR	USD	19,668,000	04/16/2025	Quarterly	(91,173)	439,198	530,371
1.65%	3 Month USD LIBOR	USD	10,466,000	05/19/2026	Quarterly	252,588	588,950	336,362
1.60%	3 Month USD LIBOR	USD	1,069,000	06/10/2026	Quarterly	—	65,027	65,027
1.42%	3 Month USD LIBOR	USD	4,115,000	07/18/2026	Quarterly	30,724	311,780	281,056
1.46%	3 Month USD LIBOR	USD	5,451,000	08/15/2026	Quarterly	377,417	400,040	22,623

						$449,037	$2,318,509	$1,869,472

OTC Total Return Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received)	Value ($)	Net Unrealized Appreciation/ (Depreciation)
Total Return on iBoxx USD Liquid Leveraged Loans Index	3 Month USD LIBOR	GS	USD	25,000,000	12/20/2017	Quarterly	$—	$41,201	$41,201
Total Return on iBoxx USD Liquid Leveraged Loans Index	3 Month USD LIBOR	GS	USD	15,000,000	12/20/2017	Quarterly	—	83,183	83,183

							$—	$124,384	$124,384

As of November 30, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

CDO - Collateralized Debt Obligation

CLO - Collateralized Loan Obligation

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

TBA - To Be Announced - Delayed Delivery Security

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

USGG - U.S. Generic Government

The rates shown on variable rate notes are the current interest rates at November 30, 2017, which are subject to change based on the terms of the security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Investment valued using significant unobservable inputs.

(b)	Security is in default.

(c)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs.

(d)	The rate disclosed is the 7 day net yield as of November 30, 2017.

(e)	The rate shown represents yield-to-maturity.

(f)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on securities sold short, OTC swap contracts, forward currency contracts, and/or written options, if any.

Counterparty Abbreviations:

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

CITI - Citibank N.A.

CSI - Credit Suisse International

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCS - Morgan Stanley Capital Services LLC

Currency Abbreviations:

EUR - Euro

USD - United States Dollar

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value† / Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 99.9%

	United States — 99.9%
	U.S. Government — 84.9%
192,000,000	U.S. Treasury Bill, 1.09%, due 01/02/18 (a)	191,811,414
236,850,000	U.S. Treasury Bill, 1.26%, due 03/01/18 (a)	236,110,583
326,000,000	U.S. Treasury Bill, 1.30%, due 04/05/18(a)	324,539,791
56,000,000	U.S. Treasury Bill, 1.30%, due 04/26/18 (a)	55,708,730
100,000,000	U.S. Treasury Bill, 1.42%, due 05/24/18 (a)	99,322,125
65,000,000	U.S. Treasury Note, 2.63%, due 01/31/18	65,146,663
35,000,000	U.S. Treasury Note, 1.00%, due 02/15/18	34,978,821
67,000,000	U.S. Treasury Note, 0.75%, due 02/28/18	66,908,210
50,000,000	U.S. Treasury Note, 2.75%, due 02/28/18	50,176,564
50,000,000	U.S. Treasury Note, 1.13%, due 06/15/18	49,912,109
15,000,000	U.S. Treasury Note, 2.38%, due 06/30/18	15,076,758
60,000,000	U.S. Treasury Note, 0.75%, due 07/31/18	59,695,313
50,000,000	U.S. Treasury Note, 0.75%, due 08/31/18	49,695,312
190,000,000	U.S. Treasury Note, 1.50%, due 08/31/18	189,888,671
10,000,000	U.S. Treasury Note, 1.00%, due 09/15/18	9,951,563
75,000,000	U.S. Treasury Note, 0.75%, due 09/30/18	74,463,867
100,000,000	U.S. Treasury Note, USBM + 0.07%, 1.36%, due 04/30/19	100,116,513
100,000,000	U.S. Treasury Note, USBM + 0.05%, 1.34%, due 10/31/19	100,015,041

	Total U.S. Government	1,773,518,048

	U.S. Government Agency — 9.6%
50,000,000	Federal Home Loan Banks, 0.88%, due 10/01/18	49,671,250
25,000,000	Federal Home Loan Banks, Variable Rate, 1 mo. LIBOR – .09%, 1.16%, due 01/14/19	24,994,065
100,000,000	Federal Home Loan Banks, Variable Rate, 3 mo. LIBOR – .16%, 1.22%, due 01/28/19	99,983,172
25,000,000	Federal Home Loan Banks, Variable Rate, 1 mo. LIBOR – .08%, 1.25%, due 04/26/19	24,990,735

	Total U.S. Government Agency	199,639,222

	Money Market Funds — 0.0%
271,226	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 1.00% (b)	271,226

	Repurchase Agreements — 5.4%
93,821,701	Daiwa Capital Markets America Inc. Repurchase Agreement, dated 11/30/17, maturing on 12/01/17 with a maturity value of $93,824,438 and an effective yield of 1.05%, collateralized by a U.S. Treasury Note with maturity date 01/31/23 and a market value of $95,581,868.	93,821,701

Par Value†	Description	Value ($)
	Repurchase Agreements — continued
19,999,833	Nomura Securities International Inc. Repurchase Agreement, dated 11/30/17, maturing on 12/01/17 with a maturity value of $20,000,411 and an effective yield of 1.04%, collateralized by a U.S. Treasury Note with maturity date 08/15/24 and a market value of $20,367,597.	19,999,833

	Total Repurchase Agreements	113,821,534

	TOTAL SHORT-TERM INVESTMENTS (COST $2,088,026,219)	2,087,250,030

	TOTAL INVESTMENTS — 99.9% (Cost $2,088,026,219)	2,087,250,030
	Other Assets and Liabilities (net) — 0.1%	1,057,457

	TOTAL NET ASSETS — 100.0%	$2,088,307,487

Notes to Schedule of Investments:

LIBOR - London Interbank Offered Rate

USBM - U.S. Treasury 3 Month Bill Money Market Yield.

The rates shown on variable rate notes are the current interest rates at November 30, 2017, which are subject to change based on the terms of the security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	The rate shown represents yield-to-maturity.

(b)	The rate disclosed is the 7 day net yield as of November 30, 2017.

Each Fund has elected to be treated or intends to elect to be treated and intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund intends to distribute its net investment income, if any, and its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes. As of November 30, 2017, the approximate total cost, aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of total investments (including total securities sold short, if any), and the net unrealized appreciation (depreciation) of outstanding financial instruments for U.S. federal income tax purposes were as follows:

	Total Investments				Outstanding Financial Instruments

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Asset Allocation Bond Fund	1,238,774,783	4,052,252	(5,345,764)	(1,293,512)	544,842
Core Plus Bond Fund	1,145,859,354	12,336,948	(3,026,915)	9,310,033	558,671
Emerging Country Debt Fund	4,081,763,246	297,565,237	(277,641,848)	19,923,389	4,658,101
Opportunistic Income Fund	1,264,887,615	127,405,837	(98,616,404)	28,789,433	(3,379,565)
U.S. Treasury Fund	2,088,026,219	142,017	(918,206)	(776,189)	—

Investments in affiliated companies and other Funds of the Trust

An affiliated company for the purposes of this disclosure is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities, if any, or investment in other funds of GMO Trust (“underlying funds”). A summary of the Funds’ transactions involving companies or underlying funds that are or were affiliates during the period ended November 30, 2017 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
Core Plus Bond Fund
GMO Emerging Country Debt Fund, Class IV	$28,722,150	$23,261,996	$—	$646,835	$—	$1,439,309	$53,423,455
GMO Opportunistic Income Fund, Class VI	113,920,146	91,254,524	—	642,087	—	5,958,309	211,132,979
GMO U.S. Treasury Fund	88,644,748	153,560,000	217,100,000	590,035	(32,256)	(10,033)	25,062,459

Totals	$231,287,044	$268,076,520	$217,100,000	$1,878,957	$(32,256)	$7,387,585	$289,618,893

Emerging Country Debt Fund
GMO Opportunistic Income Fund, Class VI	$14,643,342	$—	$—	$77,647	—	550,972	$15,194,314
GMO U.S. Treasury Fund	87,277,534	—	6,000,000	597,477	(4,802)	(62,619)	81,210,113

Totals	$101,920,876	$—	$6,000,000	$675,124	$(4,802)	$488,353	$96,404,427

Opportunistic Income Fund
GMO U.S. Treasury Fund	$72,837,633	$295,650,000	$311,826,112	$266,033	$(31,850)	$1,661	$56,631,332

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2017 through November 30, 2017. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2018.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon the sale of those securities.

Portfolio valuation

Typically, the Funds and the underlying funds value fixed income securities at the most recent price supplied by a specific relevant pricing source determined by GMO. Although GMO normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another source) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by the Funds and the underlying funds. See the table below for information about securities for which no alternative pricing source was available.

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (“Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended November 30, 2017, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, if any, that were valued using fair value inputs obtained from that independent pricing service as of November 30, 2017. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of November 30, 2017 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Single source; No alternative pricing source was available
Asset Allocation Bond Fund	—	—
Core Plus Bond Fund	< 1%	2%
Emerging Country Debt Fund	1%†	3%
Opportunistic Income Fund	1%‡	11%
U.S. Treasury Fund	—	—

†	Includes the Republic of Albania Par Bond, due 08/31/25 which represents 0.9% of the Fund’s total net assets and is valued by applying a 140 basis point spread to the yield of the U.S. Treasury Strip Principal, due 08/15/25.
‡	Consists of four U.S. Agency for International Development Floater Bonds which were valued using current LIBOR yield and adjusted by 125 basis points for liquidity considerations.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). Other than Funds with investments valued using unadjusted prices supplied by a third-party pricing source (e.g., broker quotes) or as described in the footnotes to the Securities and derivatives table above, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings at November 30, 2017.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using vendor prices or broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) and derivatives even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; certain sovereign debt securities valued using comparable securities issued by the sovereign adjusted by a specified spread; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; and third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of November 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Asset Allocation Bond Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$348,238,688	$747,067,192	$—	$1,095,305,880
U.S. Government Agency	14,982,463	—	—	14,982,463

TOTAL DEBT OBLIGATIONS	363,221,151	747,067,192	—	1,110,288,343

Short-Term Investments	27,193,764	99,999,164	—	127,192,928

Total Investments	390,414,915	847,066,356	—	1,237,481,271

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	6,460,524	—	6,460,524
Swap Contracts
Interest Rate Risk	—	1,761,715	—	1,761,715

Total	$390,414,915	$855,288,595	$—	$1,245,703,510

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(6,161,470)	$—	$(6,161,470)
Swap Contracts
Interest Rate Risk	—	(1,529,014)	—	(1,529,014)

Total	$—	$(7,690,484)	$—	$(7,690,484)

Core Plus Bond Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$361,362	$—	$361,362
U.S. Government	444,600,436	—	—	444,600,436
U.S. Government Agency	—	151,438,167	—	151,438,167

TOTAL DEBT OBLIGATIONS	444,600,436	151,799,529	—	596,399,965

Mutual Funds	442,616,386	—	—	442,616,386
Short-Term Investments	7,277,891	108,875,145	—	116,153,036

Total Investments	894,494,713	260,674,674	—	1,155,169,387

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	1,622,688	—	1,622,688
Swap Contracts
Interest Rate Risk	—	3,199,544	—	3,199,544

Total	$894,494,713	$265,496,906	$—	$1,159,991,619

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,319,524)	$—	$(1,319,524)
Futures Contracts
Interest Rate Risk	(682,263)	—	—	(682,263)
Swap Contracts
Interest Rate Risk	—	(2,281,978)	—	(2,281,978)

Total	$(682,263)	$(3,601,502)	$—	$(4,283,765)

Description	Level 1	Level 2	Level 3	Total
Emerging Country Debt Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$52,137,061	$—	$52,137,061
Corporate Debt	—	—	27,809,988	27,809,988
Foreign Government Agency	—	802,880,808	110,775,471	913,656,279
Foreign Government Obligations	—	1,835,000,287	128,407,437	1,963,407,724
U.S. Government	121,671,289	75,851,004	—	197,522,293

TOTAL DEBT OBLIGATIONS	121,671,289	2,765,869,160	266,992,896	3,154,533,345

Loan Assignments	—	—	1,290,539	1,290,539
Loan Participations	—	—	62,004,093	62,004,093
Mutual Funds	96,404,427	—	—	96,404,427
Rights/Warrants	—	49,453,584	4,277,008	53,730,592
Short-Term Investments	733,723,639	—	—	733,723,639

Total Investments	951,799,355	2,815,322,744	334,564,536	4,101,686,635

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	101,232	—	101,232
Options
Credit Risk	—	—	436,893	436,893
Swap Contracts
Credit Risk	—	19,087,197	—	19,087,197
Interest Rate Risk	—	1,673,171	—	1,673,171

Total	$951,799,355	$2,836,184,344	$335,001,429	$4,122,985,128

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,046,971)	$—	$(1,046,971)
Options
Credit Risk	—	—	(2,094,965)	(2,094,965)
Swap Contracts
Credit Risk	—	(23,029,927)	—	(23,029,927)
Interest Rate Risk	—	(6,233,411)	—	(6,233,411)

Total	$—	$(30,310,309)	$(2,094,965)	$(32,405,274)

Opportunistic Income Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$1,076,164,833	$40,249,312	$1,116,414,145
U.S. Government Agency	2,497,227	129,182,194	17,904,912	149,584,333

TOTAL DEBT OBLIGATIONS	2,497,227	1,205,347,027	58,154,224	1,265,998,478

Mutual Funds	56,631,332	—	—	56,631,332
Short-Term Investments	55,081,633	—	—	55,081,633
Purchased Options	—	632,840	—	632,840

Total Investments	114,210,192	1,205,979,867	58,154,224	1,378,344,283

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	7,366	—	7,366
Swap Contracts
Credit Risk	—	11,937,869	—	11,937,869
Interest Rate Risk	—	2,442,893	—	2,442,893

Total	$114,210,192	$1,220,367,995	$58,154,224	$1,392,732,411

Description	Level 1	Level 2	Level 3	Total
Opportunistic Income Fund (continued)
Liability Valuation Inputs
Debt Obligations
U.S. Government Agency	$—	$(84,667,235)	$—	$(84,667,235)
Derivatives^
Futures Contracts
Interest Rate Risk	(442,368)	—	—	(442,368)
Written Options
Credit Risk	—	(593,468)	—	(593,468)
Swap Contracts
Credit Risk	—	(6,430,963)	—	(6,430,963)

Total	$(442,368)	$(91,691,666)	$—	$(92,134,034)

U.S. Treasury Fund
Asset Valuation Inputs
Short-Term Investments	$1,973,428,496	$113,821,534	$—	$2,087,250,030

Total Investments	1,973,428,496	113,821,534	—	2,087,250,030

Total	$1,973,428,496	$113,821,534	$—	$2,087,250,030

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

^	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value. Excludes purchased options, if any, which are included in investments.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ summary of levels above.

For all Funds for the period ended November 30, 2017, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2017	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3†		Transfer out of Level 3†	Balances as of November 30, 2017	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2017
Emerging Country Debt Fund
Debt Obligations
Asset-Backed Securities	$22,085,437	$1,257,958	$(1,224,534)	$167,489	$—	$1,553,361	$—		$(23,839,711)‡	$—	$—
Corporate Debt	20,060,000	4,576,198	—	(778)	—	3,174,568	—		—	27,809,988	3,174,568
Foreign Government Agency	101,585,077	3,828,266	—	1,074,357	—	4,287,771	—		—	110,775,471	4,287,771
Foreign Government Obligations	51,158,299	12,784,837	(5,781,738)	3,436,999	111,482	6,688,845	60,008,713	‡	—	128,407,437	6,688,845

Total Debt Obligations	194,888,813	22,447,259	(7,006,272)	4,678,067	111,482	15,704,545	60,008,713		(23,839,711)	266,992,896	14,151,184

Loan Assignments	4,908,530	683,423	(4,682,812)	524,176	—	(142,778)	—		—	1,290,539	114,142
Loan Participations	64,195,406	4,355,378	(11,450,282)	1,467,957	(19,280)	3,454,914	—		—	62,004,093	3,097,107
Rights/Warrants	8,070,406	1,138,876	—	—	—	(4,932,274)	—		—	4,277,008	(4,932,274)

Total Investments	272,063,155	28,624,936	(23,139,366)	6,670,200	92,202	14,084,407	60,008,713		(23,839,711)	334,564,536	12,430,159

Derivatives
Options	(2,056,772)	—	(49,083)	—	2,592,833	(2,145,050)	—		—	(1,658,072)	1,648,032

Total	$270,006,383	$28,624,936	$(23,188,449)#	$6,670,200	$2,685,035	$11,939,357	$60,008,713		$(23,839,711)	$332,906,464	$14,078,191

Opportunistic Income Fund
Debt Obligations
Asset-Backed Securities	$53,500,201	$31,917,381	$(33,410,732)	$1,030,966	$400,015	$(236,215)	$—		$(12,952,304)‡	$40,249,312	$(224,063)
U.S. Government Agency	19,602,790	—	(1,773,885)	1,824	—	74,183	—		—	17,904,912	74,183

Total	$73,102,991	$31,917,381	$(35,184,617)##	$1,032,790	$400,015	$(162,032)	$—		$(12,952,304)	$58,154,224	$(149,880)

†	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
‡	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
#	Includes $17,338,049 of proceeds received from principal paydowns.
##	Includes $28,771,509 of proceeds received from principal paydowns.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of November 30, 2017 were as follows:

Fund Name	Level 3 securities and derivatives
Asset Allocation Bond Fund	—
Core Plus Bond Fund	2%
Emerging Country Debt Fund	8%
Opportunistic Income Fund	5%
U.S. Treasury Fund	—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses.

Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Indexed investments

Each Fund may invest in various transactions and instruments that are designed to track the performance of an index (including, but not limited to, securities indices and credit default indices). Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

Loan assignments and participations

The Funds (except U.S. Treasury Fund) may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by corporate, governmental or other borrower. Such “loans” may include bank loans, promissory notes, and loan participations, or in the case of suppliers of goods or services, trade claims or other receivables. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. Loan assignments and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements with banks and brokers. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. As of November 30, 2017, the Funds listed below had entered into reverse repurchase agreements.

Fund Name	Received from reverse repurchase agreements ($)	Market value of securities plus accrued interest ($)
Emerging Country Debt Fund	$16,873,514	$16,721,213

Reverse repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Inflation-indexed bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation/deflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation/deflation into the principal value of the bond. Many other issuers adjust the coupon accruals for inflation related changes. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The market price of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase/decrease in the principal amount of an inflation-indexed bond is generally included in the Fund’s gross income even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Delayed delivery commitments and when-issued securities

The Funds (except U.S. Treasury Fund) may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The purchase of when-issued or delayed delivery securities can cause a Fund’s portfolio to be leveraged. Investments in when-issued securities also present the risk that the security will not be issued or delivered. Delayed delivery commitments outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Short sales

Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability. A Fund is obligated to deliver securities at the trade price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. Short sales outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Asset Allocation Bond Fund	Core Plus Bond Fund	Emerging Country Debt Fund	Opportunistic Income Fund	U.S. Treasury Fund
Commodities Risk	X
Counterparty Risk	X	X	X	X
Credit Risk	X	X	X	X	X
Currency Risk	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X
Focused Investment Risk	X	X	X	X
Fund of Funds Risk	X	X	X	X
Futures Contracts Risk		X		X
Illiquidity Risk	X	X	X	X
Large Shareholder Risk	X	X	X	X	X
Leveraging Risk	X	X	X	X
Management and Operational Risk	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X
Market Risk – Asset-Backed Securities	X	X	X	X
Market Risk – Equities	X	X		X
Market Risk – Fixed Income	X	X	X	X	X
Non-Diversified Funds	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X
Small Company Risk	X	X		X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds or other investment companies (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise be forced to hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean that a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty). Counterparty risk also will be greater if a counterparty’s obligations exceed the value of collateral held by the Fund (if any).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds. Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations or realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the European Union, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure, or a downgrading of the credit rating of the investment. This risk is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Fixed income investments are also subject to illiquidity risk. See “Illiquidity Risk.”

All fixed income investments are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income investment. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk and market price of a fixed income investment are reflected in its credit ratings, and a Fund holding a rated investment is subject to the risk that the investment’s rating will be downgraded, resulting in a decrease in the market price of the fixed income investment.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease the market price of a Fund’s investments and increase the volatility of a Fund’s portfolio.

As described under “Market Risk — Asset-Backed Securities,” asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities.” The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.

A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income investment changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade investments (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade investments have speculative characteristics, often are less liquid than higher quality investments, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality investments including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer does not make any interest or other payments and a Fund incurs additional expenses in seeking recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position will decline in value. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case a Fund may have to purchase U.S. dollars at an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, such as securities, commodities or currencies, reference rates, such as interest rates, currency exchange rates or inflation rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed, or the position transferred, only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the exposure arises.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, under-collateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the cost of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives will sometimes be unclear. In addition, the Securities and Exchange Commission has proposed a rule under the Investment Company Act of 1940, as amended (the “1940 Act”) regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) have adopted similar requirements, which affect a Fund when it enters into a derivatives transaction with a counterparty subject to those requirements. Because these requirements are new and evolving (and some of the rules are not yet final), their impact on the Funds remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in the margin required at the outset of a transaction. Clearing houses also have broad rights to increase the margin required for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than the documentation for typical bilateral derivatives. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. New variation margin requirements became effective in March 2017 and new initial margin requirements will become effective in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the cost of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they historically posted for bilateral derivatives. The cost of derivatives transactions is expected to increase further as clearing members raise their fees to cover the cost of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are new and evolving, and, therefore, their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. Some Funds are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders subject to U.S. income taxation. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to be taxable at ordinary income tax rates. See the Funds’ Prospectus and Statement of Additional Information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own typically pays borrowing fees to a broker and is required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency.

Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of those issuers’ securities than Funds investing in the securities of a larger number of issuers.

Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk”.

• FUND OF FUNDS RISK. Funds that invest in Underlying Funds (including underlying GMO Funds) are exposed to the risk that the Underlying Funds will not perform as expected. The Funds also are indirectly exposed to all of the risks to which the Underlying Funds are exposed.

Absent reimbursement, a Fund bears the fees and expenses of an Underlying Fund (including purchase premiums and redemption fees, if any) in which it invests, and the Fund will incur additional expenses when investing in an Underlying Fund. In addition, total Fund expenses will increase if a Fund makes a new or further investment in Underlying Funds with higher fees or expenses than the average fees and expenses of the Underlying Funds then in the Fund’s portfolio.

In addition, to the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk because those underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

At any particular time, one Underlying Fund may be purchasing securities of an issuer whose securities are being sold by another Underlying Fund, resulting in a Fund that holds each Underlying Fund indirectly incurring the costs associated with the two transactions without changing its exposure to those securities.

Investments in ETFs involve the risk that an ETF’s performance may not track the performance of the index it is designed to track. In addition, ETFs often use derivatives to track the performance of an index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk.”

A Fund’s investments in one or more Underlying Funds could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions.

• FUTURES CONTRACTS RISK. The risk of loss to a Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts may increase the volatility of the Fund’s net asset value. A Fund’s ability to establish and close out positions in futures contracts is subject to the development and maintenance of a liquid secondary market. A liquid secondary market may not exist for any particular futures contract at any particular time, and a Fund might be unable to effect closing transactions to terminate its exposure to the contract. In using futures contracts, a Fund relies on GMO’s ability to predict market and price movements correctly. The skills needed to use futures contracts successfully are different from those needed for traditional portfolio management. If a Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts may not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are the subject of the hedge.

A Fund typically will be required to post margin with its futures commission merchant in connection with its positions in futures contracts. If the Fund has insufficient cash to meet margin requirements, the Fund may have to sell other investments at disadvantageous times. A Fund may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, should the futures commission merchant become insolvent, a Fund may be unable to recover all (or any) of the margin it has posted with the futures commission merchant or realize the value of any increase in the price of its positions.

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits (referred to as “speculative position limits”) on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. In addition, an exchange may impose trading limits on the number of contracts that any person may trade on a particular day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent OTC derivatives, which may adversely affect the market liquidity of the futures contracts, options, and economically equivalent derivatives in which a Fund invests. As a result of such limits, positions held by other GMO clients or by GMO or its affiliates may prevent GMO from taking positions on behalf of a Fund in a particular futures contract or OTC derivative.

Futures contracts traded on markets outside the United States generally are not subject to regulation by the CFTC or other U.S. regulators. U.S. regulators neither regulate the activities of a foreign exchange nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the country in which the exchange is located. Margin and other payments made by a Fund in foreign countries may not have the same protections as payments in the United States. In addition, foreign futures contracts may be less liquid and more volatile than U.S. contracts.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits, delays or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark. The degree to which a Fund’s securities are illiquid may affect the likelihood of its paying redemption proceeds in-kind.

In recent years, the credit markets have experienced periods characterized by a significant lack of liquidity, and they may experience similar periods in the future. A lack of liquidity could require a Fund to sell securities to satisfy collateral posting requirements and meet redemptions, which could, in turn, create downward price pressure on the securities being sold.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the options market. That market may not be liquid when a Fund seeks to close out an option position, and the hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for those securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the outstanding shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Further, from time to time a Fund may trade in anticipation of a purchase or redemption order that is not ultimately received or differs in size from the actual order, leading to temporary underexposure or overexposure to the Fund’s intended investment program. Additionally, redemptions and purchases of shares by a large shareholder or group of shareholders potentially limit the use of any capital loss carryforwards to offset future realized capital gains (if any) and other losses that would otherwise reduce distributable net investment income. In addition, large shareholders may limit or prevent a Fund’s use of equalization for U.S. federal tax purposes.

To the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, a Fund’s portfolio also will be leveraged if it exercises its right to delay payment on a redemption and can result in losses if the value of the Fund’s assets changes between the time a redemption request is received or deemed to be received by a Fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the Fund) and the time at which the Fund liquidates assets to meet redemption requests. Such a change in the value of a Fund’s assets is more likely in the case of Funds managed from GMO’s non-U.S. offices for which the time period between the NAV determination and corresponding liquidation of assets could be longer due to time zone differences and market schedules. In the case of redemptions representing a significant portion of a Fund’s portfolio, the leverage effects described above can be significant and could expose a Fund and non-redeeming shareholders to material losses.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

Some Funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure a Fund’s margin account or short sale decline, the Fund may be required to deposit additional funds with the counterparty or have the pledged securities liquidated to compensate for the decline.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and may cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For many Funds, GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong.

GMO relies on quantitative models in making investment decisions. The usefulness of GMO’s models may be diminished by the faulty incorporation of mathematical models into computer code, by reliance on proprietary and third-party technology that includes errors, omissions, bugs, or viruses, and by the retrieval of limited or imperfect data for processing by the model. These risks are present in the ordinary course of business and are more likely to occur when GMO is making changes to its models. Any of these risks could adversely affect a Fund’s performance.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives

The Funds also are subject to a risk of loss resulting from other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and to technological malfunctions that may have effects similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent, detect and respond to cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and a decline in the market price of their securities. Furthermore, as a result of cyber-attacks, technological disruptions, malfunctions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being unable, among other things, to buy or sell securities or accurately price their investments. The Funds cannot directly control cyber security plans and systems put in place by their service providers, the Funds’ counterparties, issuers of securities in which the Funds invest, or securities markets and exchanges.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them, including securities held by the Funds. Fraud and other deceptive practices committed by a company whose securities are held by a Fund undermine GMO’s due diligence efforts and, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively affect a Fund’s investment program as well as the rates or indices underlying a Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the European Union (commonly known as “Brexit”). A significant degree of uncertainty exists about the time frame for Brexit and whether it will have a negative impact on the United Kingdom, the European Union and/or the broader global economy.

War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market price of their holdings will decline. Market risks include:

Asset-Backed Securities — Investments in asset-backed securities not only are subject to all of the market risks described under “Market Risk – Fixed Income,” but to other market risks as well.

Asset-backed securities are often exposed to greater risk of severe credit downgrades, illiquidity, and defaults than many other types of fixed income investments. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008.

As described under “Market Risk — Fixed Income” the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a variety of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these factors can lead to a reduction in the payment stream GMO expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities have. Asset-backed securities backed by sub-prime mortgage loans, in particular, expose a Fund to potentially greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities and may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security depends in part on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of documentation for underlying assets also will affect the rights of holders of those underlying assets. The insolvency of a servicer is likely to result in a decline in the market price of the securities it is servicing, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, the obligations underlying asset-backed securities may be repaid more slowly than anticipated, and the market price of those securities may decrease.

The existence of insurance on an asset-backed security does not guarantee that the principal and interest will be paid because the insurer could default on its obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” for more information about risks of investing in correlated sectors. A single financial institution may serve as a servicer for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments. The risks associated with asset-backed securities are particularly pronounced for Opportunistic Income Fund, which has invested a substantial portion of its assets in asset-backed securities, and for the Funds that have invested a substantial portion of their assets in Opportunistic Income Fund.

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the issuer’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for what GMO believes is less than its fundamental fair (or intrinsic) value, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Fixed Income — Funds that invest in fixed income investments (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income investments also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income investment. When interest rates rise, these investments also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade investments (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade investments are subject to greater sensitivity to interest rate and economic changes than higher rated investments and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A risk run by each Fund with a significant investment in fixed income investments is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income investments with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.

The extent to which the market price of a fixed income investment changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because its fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate investments, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate investments have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate investments when interest rates rise but outperform them when interest rates decline. Fixed income investments paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including TIPS) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk.”

In response to government intervention, economic or market developments, or other factors, markets for fixed income investments may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling portfolio assets when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent years, central banks and governmental financial regulators, including the U.S. Federal Reserve, have kept interest rates historically low by purchasing bonds. Steps to curtail or “taper” such activities (such as recent indications from the U.S. Federal Reserve of its intent to do so) and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• NON-DIVERSIFIED FUNDS. All of the Funds (except U.S. Treasury Fund) are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

In addition, each of the Funds (other than U.S. Treasury Fund) may invest in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Many non-U.S. securities markets include securities of only a small number of companies in a small number of industries. As a result, the market prices of securities traded on those markets often fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some countries limit a Fund’s ability to profit from short-term trading (as defined in that country).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no benefit. A Fund’s pursuit of such refunds may subject a Fund to various administrative and/or judicial proceedings. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if it is entitled to one. The outcome of a Fund’s efforts to obtain a refund is inherently unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until GMO is confident that the refund will be received. In some cases, the amount of a refund could be material to a Fund’s net asset value. Absent a determination that a refund is collectible and free from significant contingencies, a refund is not reflected in a Fund’s net asset value. See “Taxes, Non-U.S. Taxes” in the GMO Trust Statement of Additional Information for additional information.

Investing in non-U.S. securities also exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, government involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States. Fluctuations in foreign currency exchange rates also affect the market prices of a Fund’s non-U.S. securities (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license and thus limits the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a Fund’s license and thereby limit the Fund’s investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises); less governmental supervision and regulation of securities markets and participants in those markets; controls on investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may depend predominantly on only a few industries or revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations tend to have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have inexperienced managers or depend on a smaller group of key employees than larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in response to adverse market, economic, political or other conditions.

The Funds (other than Emerging Country Debt Fund and U.S. Treasury Fund) may take temporary defensive positions if deemed prudent by GMO. Many of the Funds have previously taken temporary defensive positions.

To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices that are used to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. In particular, the Funds may use swaps or other derivatives on an index, a single security, or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer or may use a bond futures contract to short the bond market of a particular country. A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency. The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For instance, GMO may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of their derivative positions, the Funds will typically have (or may have, in the case of Opportunistic Income Fund and U.S. Treasury Fund) gross investment exposures in excess of their net assets (i.e., the Funds will be (or may be, in the case of U.S. Treasury Fund) leveraged) and therefore are subject to heightened risk of loss. Each Fund’s (other than U.S. Treasury Fund) performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended November 30, 2017, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Asset Allocation Bond Fund	Core Plus Bond Fund	Emerging Country Debt Fund	Opportunistic Income Fund
Forward currency contracts
Adjust currency exchange rate risk	X	X	X	X
Adjust exposure to foreign currencies	X	X	X
Futures contracts
Adjust interest rate exposure		X		X
Maintain the diversity and liquidity of the portfolio		X		X
Options (Purchased)
Adjust currency exchange rate risk	X
Adjust exposure to foreign currencies	X
Adjust interest rate exposure				X
Achieve exposure to a reference entity’s credit				X
Provide a measure of protection against default loss				X
Options (Written)
Achieve exposure to a reference entity’s credit				X
Adjust interest rate exposure				X
Provide a measure of protection against default loss				X
Options (Credit linked)
Achieve exposure to a reference entity’s credit			X
Swap contracts
Achieve exposure to a reference entity’s credit			X	X
Adjust interest rate exposure	X	X	X	X
Provide a measure of protection against default loss			X	X
Provide exposure to the Fund’s benchmark		X
Adjust exposure to foreign currencies			X
Rights and/or warrants
Achieve exposure to a reference commodity/economic statistic			X

Forward currency contracts

The Funds (except U.S. Treasury Fund) may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

In a credit linked option contract, one party makes payments to another party in exchange for the option to exercise a contract where the buyer has the right to receive a specified return if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities and a specified decrease in the value of the related collateral occurs. A writer of a credit linked option receives periodic payments in return for its obligation to pay an agreed-upon value to the other party if they exercise their option in the case of a credit event. If no credit event occurs, the seller has no payment obligation and will keep the premiums received.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Inflation swaps involve the exchange of a floating rate linked to an index for a fixed rate interest payment with respect to a notional amount or principal.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of November 30, 2017:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts		Equity Contracts		Foreign Currency Contracts		Interest Rate Contracts	Other Contracts		Total
Asset Allocation Bond Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts		$—		$—		$6,460,524	$—		$—	$6,460,524
Investments, at value (swap contracts)		—		—		—	1,761,715		—	1,761,715

Total		$—		$—		$6,460,524	$1,761,715		$—	$8,222,239

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts		$—		$—		$(6,161,470)	$—		$—	$(6,161,470)
Investments, at value (swap contracts)		—		—		—	(1,529,014)		—	(1,529,014)

Total	$		$			$(6,161,470)	$(1,529,014	$		$(7,690,484)

Core Plus Bond Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts		$—		$—		$1,622,688	$—		$—	$1,622,688
Investments, at value (swap contracts)		—		—		—	3,199,544		—	3,199,544

Total	$		$			$1,622,688	$3,199,544	$		$4,822,232

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts		$—		$—		$(1,319,524)	$—		$—	$(1,319,524)
Unrealized Depreciation on Futures Contracts		—		—		—	(682,263)		—	(682,263)
Investments, at value (swap contracts)		—		—		—	(2,281,978)		—	(2,281,978)

Total	$		$			$(1,319,524)	$(2,964,241)	$		$(4,283,765

Emerging Country Debt Fund
Asset Derivatives
Investments, at value (rights and/or warrants)		$—		$—		$—	$—		$53,730,592	$53,730,592
Unrealized Appreciation on Forward Currency Contracts		—		—		101,232	—		—	101,232
Options, at value		436,893		—		—	—		—	436,893
Investments, at value (swap contracts)		19,087,197		—		—	1,673,171		—	20,760,368

Total		$19,524,090	$			$101,232	$1,673,171		$53,730,592	$75,029,085

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts		$—		$—		$(1,046,971)	$—		$—	$(1,046,971)
Options, at value		(2,094,965)		—		—	—		—	(2,094,965)
Investments, at value (swap contracts)		(23,029,927)		—		—	(6,233,411)		—	(29,263,338)

Total		$(25,124,892)	$			$(1,046,971)	$(6,233,411)		$—	$(32,405,274)

Opportunistic Income Fund
Asset Derivatives
Investments, at value (purchased options)		$632,840		$—		$—	$—		$—	$632,840
Unrealized Appreciation on Forward Currency Contracts		—		—		7,366	—		—	7,366
Investments, at value (swap contracts)		11,937,869		—		—	2,442,893		—	14,380,762

Total		$12,570,709	$			$7,366	$2,442,893		$—	$15,020,968

Liability Derivatives
Unrealized Depreciation on Futures Contracts		$—		$—		$—	$(442,368)		$—	$(442,368)
Written Options, at value		(593,468)		—		—	—		—	(593,468)
Investments, at value (swap contracts)		(6,430,963)		—		—	—		—	(6,430,963)

Total		$(7,024,431)		$—	$		$(442,368)	$		$(7,466,799)

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report available on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Climate Change Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 91.8%

	Argentina — 1.4%
26,953	Adecoagro SA *	263,870

	Australia — 2.0%
25,581	Galaxy Resources Ltd *	74,767
39,803	Incitec Pivot Ltd	120,760
14,402	OZ Minerals Ltd	91,749
53,371	Quintis Ltd * (a)	11,909
28,718	Tassal Group Ltd	86,888

	Total Australia	386,073

	Austria — 0.3%
2,397	Verbund AG	56,746

	Canada — 3.9%
1,400	Agrium Inc	153,830
19,663	Canadian Solar Inc *	353,344
126,071	Capstone Mining Corp *	136,806
5,700	Potash Corp of Saskatchewan Inc	111,866

	Total Canada	755,846

	Chile — 0.2%
43,538	Enel Generacion Chile SA	35,429

	China — 6.7%
970,000	Century Sunshine Group Holdings Ltd *	27,979
175,000	Chaowei Power Holdings Ltd	85,266
231,000	China Datang Corp Renewable Power Co Ltd – Class H	26,609
141,000	China High Speed Transmission Equipment Group Co Ltd	170,822
610,000	China Singyes Solar Technologies Holdings Ltd *	211,795
2,340,000	Concord New Energy Group Ltd	108,337
932,000	Guodian Technology & Environment Group Corp Ltd – Class H *	65,719
347,500	Panda Green Energy Group Ltd *	47,193
3,062,000	Shunfeng International Clean Energy Ltd *	170,572
138,000	Tianneng Power International Ltd	117,280
182,000	Wasion Group Holdings Ltd	90,793
45,500	Zhengzhou Yutong Bus Co Ltd – Class A	163,676

	Total China	1,286,041

	Denmark — 3.3%
10,070	Vestas Wind Systems A/S	642,090

	Finland — 1.3%
12,002	Fortum Oyj	252,230

	France — 11.2%
2,096	Albioma SA	49,457
1,662	Alstom SA	68,540
14,063	Electricite de France SA	184,154

Shares	Description	Value ($)
	France — continued
752	Nexans SA	49,300
9,348	Schneider Electric SE *	803,370
21,803	STMicroelectronics NV	493,436
11,173	Suez	205,846
1,305	Valeo SA	94,635
2,438	Veolia Environnement SA	61,619
1,492	Vilmorin & Cie SA	140,832

	Total France	2,151,189

	Germany — 2.7%
2,684	CENTROTEC Sustainable AG	48,961
4,107	Energiekontor AG	70,440
8,828	K+S AG (Registered)	207,016
1,936	Nordex SE *	19,704
744	OSRAM Licht AG	63,851
10,450	Senvion SA *	113,579

	Total Germany	523,551

	Hong Kong — 0.2%
92,000	Coslight Technology International Group Co Ltd *	36,266

	Israel — 0.8%
39,416	Israel Chemicals Ltd	160,596

	Italy — 1.9%
7,941	CNH Industrial NV	103,112
3,929	Prysmian SPA	130,861
19,916	Terna Rete Elettrica Nazionale SPA	123,078

	Total Italy	357,051

	Japan — 6.8%
11,800	ADEKA Corp	199,747
1,100	Central Japan Railway Co	203,900
800	East Japan Railway Co	77,516
3,900	Ebara Corp	154,023
6,000	GS Yuasa Corp	31,175
16,500	Hitachi Zosen Corp	85,840
1,200	Kurita Water Industries Ltd	37,735
1,200	Odelic Co Ltd	49,039
1,600	Organo Corp	41,810
10,100	Renesas Electronics Corp *	124,393
9,500	Sumitomo Forestry Co Ltd	164,090
6,100	Takuma Co Ltd	88,923
600	West Japan Railway Co	44,172

	Total Japan	1,302,363

	Kenya — 0.2%
437,600	Kenya Electricity Generating Co Ltd *	37,546

	Malaysia — 0.1%
30,300	Mega First Corp BHD	26,369

GMO Climate Change Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Netherlands — 2.3%
8,643	Arcadis NV	199,227
4,806	Philips Lighting NV	181,850
3,347	SIF Holding NV	65,598

	Total Netherlands	446,675

	Norway — 4.1%
23,398	Austevoll Seafood ASA	196,935
6,279	Grieg Seafood ASA	57,276
8,170	Salmar ASA	239,896
6,518	Yara International ASA	289,706

	Total Norway	783,813

	Poland — 2.5%
15,623	KGHM Polska Miedz SA	471,763

	Portugal — 1.3%
68,454	EDP – Energias de Portugal SA	239,938

	Russia — 3.3%
6,748	PhosAgro PJSC GDR (Registered)	101,315
30,599	Ros Agro Plc GDR (Registered)	365,232
6,537,159	RusHydro PJSC	90,807
32,402	Uralkali PJSC *	71,273

	Total Russia	628,627

	South Africa — 0.8%
19,505	Tongaat Hulett Ltd	151,460

	South Korea — 1.0%
506	LG Chem Ltd	194,928

	Spain — 2.4%
1,856	Construcciones y Auxiliar de Ferrocarriles SA	77,609
2,479	Endesa SA	55,277
29,056	Iberdrola SA	230,805
1,727	Red Electrica Corp SA	39,010
4,473	Saeta Yield SA	51,669

	Total Spain	454,370

	Switzerland — 1.4%
9,188	ABB Ltd (Registered)	235,898
34	Gurit Holding AG *	36,198

	Total Switzerland	272,096

	Ukraine — 0.8%
10,776	Kernel Holding SA	145,038

	United Kingdom — 4.0%
17,661	Antofagasta Plc	217,507
17,199	Drax Group Plc	63,018
5,305	Go-Ahead Group Plc	111,560
14,530	National Grid Plc	173,987

Shares	Description	Value ($)
	United Kingdom — continued
18,063	Polypipe Group Plc	90,207
46,444	Stagecoach Group Plc	113,718

	Total United Kingdom	769,997

	United States — 24.7%
1,100	AGCO Corp.	77,858
3,500	BorgWarner, Inc.	194,880
14,500	Darling Ingredients, Inc. *	260,275
2,200	Deere & Co.	329,692
4,800	Eaton Corp Plc	373,344
1,400	Emerson Electric Co.	90,748
300	EnerSys	20,727
6,200	Exelon Corp.	258,602
8,300	First Solar, Inc. *	515,430
1,000	FMC Corp.	94,400
55,351	Freeport-McMoRan, Inc. *	770,486
8,000	General Cable Corp.	172,000
14,900	Intrepid Potash, Inc. *	56,918
4,300	Layne Christensen Co. *	55,771
7,900	Mosaic Co. (The)	191,891
3,200	NRG Yield, Inc. – Class A	60,192
6,500	Renewable Energy Group, Inc. *	73,775
6,000	Rexnord Corp. *	149,520
23,500	SolarEdge Technologies, Inc. *	855,400
12,800	SunPower Corp. *	105,728
200	Valmont Industries, Inc.	34,560

	Total United States	4,742,197

	Vietnam — 0.2%
136,180	HAGL JSC *	46,247

	TOTAL COMMON STOCKS (COST $15,962,181)	17,620,405

	PREFERRED STOCKS (b)— 4.4%

	Brazil — 0.2%
22,000	Cia Energetica de Minas Gerais Sponsored ADR	44,880

	Chile — 4.2%
14,900	Sociedad Quimica y Minera de Chile SA Sponsored ADR	809,368

	TOTAL PREFERRED STOCKS (COST $664,760)	854,248

	MUTUAL FUNDS — 3.7%

	United States — 3.7%
	Affiliated Issuers — 3.7%
28,289	GMO U.S. Treasury Fund	706,647

	TOTAL MUTUAL FUNDS (COST $706,929)	706,647

GMO Climate Change Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.2%

	Money Market Funds — 0.2%
39,647	State Street Institutional Treasury Money Market Fund-Premier Class, 1.02% (c)	39,647

	TOTAL SHORT-TERM INVESTMENTS (COST $39,647)	39,647

	TOTAL INVESTMENTS — 100.1% (Cost $17,373,517)	19,220,947
	Other Assets and Liabilities (net) — (0.1%)	(27,085)

	TOTAL NET ASSETS — 100.0%	$19,193,862

Notes to Schedule of Investments:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

JSC - Joint-Stock Company

PJSC - Private Joint-Stock Company

*	Non-income producing security.

(a)	Investment valued using significant unobservable inputs.

(b)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(c)	The rate disclosed is the 7 day net yield as of November 30, 2017.

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 70.4%

	Belgium — 0.7%
144,000	Anheuser-Busch InBev SA/NV Sponsored ADR	16,486,560

	Brazil — 3.1%
1,913,139	Banco BTG Pactual SA	11,092,878
2,573,982	BR Malls Participacoes SA	9,495,021
6,381,400	JHSF Participacoes SA *	3,683,527
3,711,747	LPS Brasil Consultoria de Imoveis SA *	5,922,871
993,387	M Dias Branco SA	14,198,080
7,278,100	Rumo SA *	28,923,853

	Total Brazil	73,316,230

	China — 26.7%
28,721,300	Agricultural Bank of China Ltd – Class H	13,419,908
640,607	Alibaba Group Holding Ltd Sponsored ADR *	113,438,688
2,139,500	Anhui Conch Cement Co Ltd – Class H	10,304,618
11,970,550	China Construction Bank Corp – Class H	10,501,058
3,191,100	China International Capital Corp Ltd – Class H	6,750,198
180,147	China Literature Ltd. *	2,083,991
123,604	China Lodging Group Ltd Sponsored ADR *	13,189,783
9,371,021	China Merchants Bank Co Ltd – Class H	37,025,667
1,751,352	Gree Electric Appliances Inc of Zhuhai – Class A	11,265,713
10,708,000	Greentown Service Group Co Ltd	8,091,506
2,393,700	Haitian International Holdings Ltd	7,022,970
2,067,043	Hangzhou Robam Appliances Co Ltd – Class A	13,971,635
1,740,245	Huayu Automotive Systems Co Ltd – Class A	6,721,157
318,043	Jiangsu Yanghe Brewery Joint-Stock Co Ltd – Class A	5,005,033
323,894	Kweichow Moutai Co Ltd – Class A	30,940,470
4,950,138	Midea Group Co Ltd – Class A	38,336,585
1,154,761	Minth Group Ltd	6,466,555
52,200	NetEase Inc ADR	17,158,662
149,400	New Oriental Education & Technology Group Inc Sponsored ADR	12,678,084
2,900,500	Ping An Insurance Group Co of China Ltd – Class H	28,782,289
4,356,700	Qingdao Haier Co Ltd – Class A	11,418,940
907,205	TAL Education Group ADR	25,292,875
2,037,400	Tencent Holdings Ltd	104,317,183
5,830,891	Tingyi Cayman Islands Holding Corp	9,155,471
324,300	Weibo Corp Sponsored ADR *	35,206,008
21,711,500	WH Group Ltd	23,125,267
4,451,598	Zhejiang Supor Cookware Co Ltd – Class A	26,932,882

	Total China	628,603,196

	Hong Kong — 1.7%
4,816,896	AIA Group Ltd	39,246,957

	India — 18.9%
1,067,007	Action Construction Equipment Ltd	2,279,201

Shares	Description	Value ($)
	India — continued
555,538	Asian Granito India Ltd	4,398,338
411,045	Avenue Supermarts Ltd *	7,120,744
1,754,663	Berger Paints India Ltd	7,053,511
1,579,876	Bharti Airtel Ltd	12,168,660
1,371,047	BLS International Services Ltd	5,016,534
1,539,161	CCL Products India Ltd	7,491,885
1,178,365	CMI Ltd * (a)	4,466,461
339,751	Dixon Technologies India Ltd * (b) (c)	18,599,892
640,939	Dollar Industries Ltd	4,596,503
7,957,516	Edelweiss Financial Services Ltd	36,231,298
10,683,040	Gayatri Projects Ltd * (a)	34,667,119
570,484	Grasim Industries Ltd	10,319,298
2,505,807	HDFC Bank Ltd (d)	72,128,522
20,814,127	Himachal Futuristic Communications Ltd *	9,313,301
264,312	Housing Development Finance Corp Ltd – Class A	6,852,182
2,186,395	Indiabulls Real Estate Ltd *	7,205,474
5,365,095	Indraprastha Gas Ltd	27,329,798
2,921,939	Kotak Mahindra Bank Ltd	45,353,050
4,245,830	Muthoot Finance Ltd	29,159,813
644,404	Navin Fluorine International Ltd	6,899,495
1,098,264	PC Jeweller Ltd	6,740,245
5,575,894	Petronet LNG Ltd	21,713,511
1,551,471	Sangam India Ltd	4,805,794
3,184,440	SpiceJet Ltd *	7,078,724
1,050,131	Sun TV Network Ltd	14,251,056
4,451,325	Tata Power Co Ltd (The)	6,560,493
2,064,141	Techno Electric & Engineering Co Ltd *	12,793,424
286,335	V-Mart Retail Ltd	6,146,738
640,255	Vakrangee Ltd	7,285,999

	Total India	446,027,063

	Indonesia — 1.9%
8,810,762	Bank Central Asia Tbk PT	13,244,147
57,133,700	Malindo Feedmill Tbk PT	3,507,630
87,380,514	Telekomunikasi Indonesia Persero Tbk PT	26,989,543

	Total Indonesia	43,741,320

	Malaysia — 0.5%
15,855,970	AirAsia Berhad	12,181,479

	Peru — 0.7%
82,500	Credicorp Ltd	17,409,975

	Philippines — 5.3%
7,947,222	BDO Unibank Inc	23,049,528
21,104,800	Century Pacific Food Inc	6,500,335
13,449,276	Concepcion Industrial Corp	16,906,437
5,124,042	Philippine Seven Corp	15,064,470
26,953,400	Puregold Price Club Inc	26,320,521
9,537,671	Robinsons Retail Holdings Inc	18,406,425
24,620,368	Semirara Mining & Power Corp	17,633,676

	Total Philippines	123,881,392

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Russia — 2.5%
272,705	Magnit PJSC Sponsored GDR (Registered)	7,193,324
1,995,715	Sberbank of Russia Sponsored ADR	32,630,477
341,641	X5 Retail Group NV GDR (Registered) *	12,710,358
212,600	Yandex NV – Class A *	7,039,186

	Total Russia	59,573,345

	South Africa — 2.3%
496,540	Capitec Bank Holdings Ltd	35,642,545
67,196	Naspers Ltd – N Shares	18,034,265

	Total South Africa	53,676,810

	Taiwan — 1.3%
6,738,719	Fubon Financial Holding Co Ltd	11,065,875
9,327,366	Uni-President Enterprises Corp	19,870,279

	Total Taiwan	30,936,154

	Thailand — 1.7%
15,170,871	Major Cineplex Group Pcl (Foreign Registered)	14,308,305
108,418,383	Quality Houses Pcl (Foreign Registered)	10,098,479
6,221,200	Tisco Financial Group Pcl (Foreign Registered)	16,839,866

	Total Thailand	41,246,650

	United Kingdom — 1.9%
208,777	British American Tobacco Plc	13,276,612
546,896	Unilever Plc	30,849,430

	Total United Kingdom	44,126,042

	Vietnam — 1.2%
3,345,580	Vietnam Dairy Products JSC	27,496,934

	TOTAL COMMON STOCKS (COST $1,308,355,338)	1,657,950,107

	PREFERRED STOCKS (e)— 2.8%

	Brazil — 2.8%
4,621,700	Itau Unibanco Holding SA	58,243,638
487,900	Telefonica Brasil SA	7,070,023

	Total Brazil	65,313,661

	TOTAL PREFERRED STOCKS (COST $57,023,375)	65,313,661

	INVESTMENT FUNDS — 15.9%

	South Korea — 6.6%
2,082,590	iShares MSCI South Korea Capped ETF	156,506,639

	Taiwan — 1.5%
933,923	iShares MSCI Taiwan Capped ETF	34,648,543

	Thailand — 1.7%
90,813,092	Digital Telecommunication Infrastructure Fund	39,685,766

Notional Amount / Shares / Par Value	Description	Value ($)
	United States — 6.1%
3,129,247	iShares MSCI Emerging Markets ETF	144,258,287

	TOTAL INVESTMENT FUNDS (COST $365,307,188)	375,099,235

	RIGHTS/WARRANTS — 0.3%

	China — 0.3%
341,309	Jiangsu Yanghe Brewery Joint Stock Co Ltd Warrants, Expires 05/14/18 *	5,367,948

	TOTAL RIGHTS/WARRANTS (COST $3,545,075)	5,367,948

	MUTUAL FUNDS — 5.3%

	United States — 5.3%
	Affiliated Issuers — 5.3%
4,997,292	GMO U.S. Treasury Fund	124,832,353

	TOTAL MUTUAL FUNDS (COST $124,859,661)	124,832,353

	FULLY FUNDED TOTAL RETURN SWAPS — 0.9%

	China — 0.9%
2,183,500	Total Return on Wuliangye Yibin Co Ltd, Expires 4/9/2018. Premium Paid/(Received): $13,639,888. Periodic Payment Frequency: N/A. Net Unrealized Appreciation (Depreciation): $8,027,651 (OTC) (CP-GS)	21,667,539

	TOTAL FULLY FUNDED TOTAL RETURN SWAPS (COST $13,639,888)	21,667,539

	SHORT-TERM INVESTMENTS — 1.1%

	Money Market Funds — 0.0%
89,955	State Street Institutional Treasury Money Market Fund-Premier Class, 1.02% (f)	89,955

	U.S. Government — 1.1%
4,000,000	U.S. Treasury Bill, 0.84%, due 12/07/17 (g) (h)	3,999,354
5,000,000	U.S. Treasury Bill, 1.08%, due 01/04/18 (g) (h)	4,994,794
5,200,000	U.S. Treasury Bill, 1.18%, due 02/15/18 (g) (h)	5,186,936
4,000,000	U.S. Treasury Bill, 1.17%, due 02/22/18 (g)	3,989,164
3,000,000	U.S. Treasury Bill, 1.27%, due 03/22/18 (g) (h)	2,988,287
5,000,000	U.S. Treasury Bill, 1.38%, due 05/17/18 (g) (h)	4,968,021

	Total U.S. Government	26,126,556

	TOTAL SHORT-TERM INVESTMENTS (COST $26,216,957)	26,216,511

	TOTAL INVESTMENTS — 96.7% (Cost $1,898,947,482)	2,276,447,354
	Other Assets and Liabilities (net) — 3.3%	78,786,014

	TOTAL NET ASSETS — 100.0%	$2,355,233,368

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost ($)	Value as a Percentage of Fund’s Net Assets	Value as of November 30, 2017
Dixon Technologies India Ltd	8/04/2017	$9,417,811	0.79%	$18,599,892

A summary of outstanding financial instruments at November 30, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/08/2018	MSCI	PHP	1,979,635,372	USD	39,251,222	$438,565

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Buys
2,922	Mini MSCI Emerging Markets	December 2017	$163,632,000	$2,652,787

Sales
9,895	SGX CNX Nifty Index 50	December 2017	$203,401,620	$2,921,918

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of November 30, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CP - Counterparty

ETF - Exchange-Traded Fund

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depositary Receipt

JSC - Joint-Stock Company

OTC - Over-the-Counter

*	Non-income producing security.

(a)	Affiliated company.

(b)	Private placement security; restricted as to resale.

(c)	Investment valued using significant unobservable inputs.

(d)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(e)	Preferred dividend rates are disclosed to the extent that a stated rate exists.
(f)	The rate disclosed is the 7 day net yield as of November 30, 2017.

(g)	The rate shown represents yield-to-maturity.

(h)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

Counterparty Abbreviations:

GS - Goldman Sachs International

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

PHP - Philippine Peso

USD - United States Dollar

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 93.4%

	Belgium — 0.1%
28,700	Anheuser-Busch InBev SA/NV Sponsored ADR	3,285,863

	Brazil — 2.0%
3,972,873	AES Tiete Energia SA	15,902,864
460,746	Banco BTG Pactual SA	2,671,526
166,900	BB Seguridade Participacoes SA	1,370,906
615,583	BR Malls Participacoes SA	2,270,790
841,123	EDP – Energias do Brasil SA	3,543,261
1,772,400	Engie Brasil Energia SA	19,169,965
3,193,903	JHSF Participacoes SA *	1,843,612
2,122,200	LPS Brasil Consultoria de Imoveis SA *	3,386,415
291,650	M Dias Branco SA	4,168,436
254,100	Multiplus SA	2,706,145
9,528,135	Rumo SA *	37,865,704
1,533,651	Transmissora Alianca de Energia Eletrica SA	9,976,817

	Total Brazil	104,876,441

	Chile — 0.1%
4,034,679	Enel Chile SA	436,588
148,042	Inversiones La Construccion SA	2,195,984

	Total Chile	2,632,572

	China — 19.3%
3,402,000	361 Degrees International Ltd	1,197,826
122,950,990	Agricultural Bank of China Ltd – Class H	57,448,337
3,442,757	Aier Eye Hospital Group Co Ltd – Class A	14,171,854
418,972	Alibaba Group Holding Ltd Sponsored ADR *	74,191,562
510,900	Anhui Conch Cement Co Ltd – Class H	2,460,682
1,250,000	Anhui Expressway Co Ltd – Class H	1,027,251
121,998,682	Bank of China Ltd – Class H	59,620,892
1,730,000	Baoye Group Co Ltd – Class H *	1,195,649
401,800	Changyou.com Ltd ADR *	14,657,664
25,494,560	China Communications Services Corp Ltd – Class H	16,237,079
173,020,206	China Construction Bank Corp – Class H	151,780,423
762,500	China International Capital Corp Ltd – Class H	1,612,931
2,127,368	China International Travel Service Corp Ltd – Class A	13,443,806
41,239	China Literature Ltd. *	477,064
29,500	China Lodging Group Ltd Sponsored ADR *	3,147,945
24,116,000	China Machinery Engineering Corp – Class H	15,650,323
2,237,308	China Merchants Bank Co Ltd – Class H	8,839,786
9,308,237	China Mobile Ltd	94,690,128
494,600	China Mobile Ltd Sponsored ADR	25,145,464
6,088,000	China Power International Development Ltd	1,636,947
812,554	CKH Food & Health Ltd *	822,852
443,300	Gree Electric Appliances Inc of Zhuhai – Class A	2,851,563
2,558,000	Greentown Service Group Co Ltd	1,932,954
6,516,000	Guangdong Investment Ltd	8,778,018

Shares	Description	Value ($)
	China — continued
1,273,500	Haitian International Holdings Ltd	3,736,371
1,005,837	Hangzhou Robam Appliances Co Ltd – Class A	6,798,685
71,960	Hangzhou Robam Appliances Co Ltd – Class A	486,395
10,248,000	Hua Han Health Industry Holdings Ltd * (a)	682,312
13,866,000	Huabao International Holdings Ltd	8,908,736
442,612	Huayu Automotive Systems Co Ltd – Class A	1,709,452
124,005,947	Industrial & Commercial Bank of China Ltd – Class H	96,992,493
11,744,000	Jiangnan Group Ltd	859,062
2,336,000	Jiangsu Expressway Co Ltd – Class H	3,207,536
172,800	Jiangsu Yanghe Brewery JSC Ltd – Class A	2,719,310
265,505	Jumei International Holding Ltd ADR *	833,686
137,228	Kweichow Moutai Co Ltd – Class A	13,108,915
84,831	Kweichow Moutai Co Ltd – Class A	8,103,611
1,168,555	Midea Group Co Ltd – Class A	9,045,372
1,219,157	Midea Group Co Ltd – Class A	9,441,821
566,090	Minth Group Ltd	3,170,052
25,700	NetEase Inc ADR	8,447,847
33,700	New Oriental Education & Technology Group Inc Sponsored ADR	2,859,782
1,486,000	PAX Global Technology Ltd	662,880
21,604,000	PICC Property & Casualty Co Ltd – Class H	41,154,843
692,500	Ping An Insurance Group Co of China Ltd – Class H	6,871,827
1,045,542	Qingdao Haier Co Ltd – Class A	2,740,373
4,616,400	Qingling Motors Co Ltd – Class H	1,486,015
2,227,600	SAIC Motor Corp Ltd – Class A	10,417,243
340,000	Shenzhen Expressway Co Ltd – Class H	328,408
12,290,500	Sinopec Engineering Group Co Ltd – Class H	10,244,201
216,536	TAL Education Group ADR	6,037,024
1,767,365	Tencent Holdings Ltd	90,491,086
1,392,118	Tingyi Cayman Islands Holding Corp	2,185,857
33,091,000	Want Want China Holdings Ltd	25,972,229
77,500	Weibo Corp Sponsored ADR *	8,413,400
4,859,968	WH Group Ltd	5,176,430
559,929	Wuliangye Yibin Co Ltd – Class A	5,558,880
8,658,500	Xtep International Holdings Ltd	3,221,426
2,402,200	Yangzijiang Shipbuilding Holdings Ltd	2,808,360
9,734,000	Zhejiang Expressway Co Ltd – Class H	11,700,593
245,806	Zhejiang Supor Cookware Co Ltd – Class A	1,487,166
1,331,945	Zhejiang Supor Cookware Co Ltd – Class A	8,058,239

	Total China	999,146,918

	Czech Republic — 0.3%
2,694,494	Moneta Money Bank AS	9,712,239
6,156	Philip Morris CR AS	4,646,520

	Total Czech Republic	14,358,759

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Egypt — 0.0%
1,315,548	Alexandria Mineral Oils Co	986,213
217,009	Commercial International Bank Egypt SAE	933,163

	Total Egypt	1,919,376

	Greece — 0.8%
6,008,655	Alpha Bank AE *	11,615,064
14,057,681	Eurobank Ergasias SA *	11,356,661
35,399,812	National Bank of Greece SA *	10,953,650
3,679,377	Piraeus Bank SA *	10,300,880

	Total Greece	44,226,255

	India — 6.5%
125,042	Asian Granito India Ltd	989,990
163,173	Asian Paints Ltd	2,915,336
1,070,235	Aurobindo Pharma Ltd	11,511,151
93,565	Avenue Supermarts Ltd *	1,620,874
401,104	Berger Paints India Ltd	1,612,384
377,200	Bharti Airtel Ltd	2,905,303
313,412	BLS International Services Ltd	1,146,746
387,653	CCL Products India Ltd	1,886,906
293,346	CMI Ltd *	1,111,895
574,247	Divi’s Laboratories Ltd	9,300,089
38,430	Dixon Technologies India Ltd *	2,103,876
146,514	Dollar Industries Ltd	1,050,727
1,887,536	Edelweiss Financial Services Ltd	8,594,124
16,772,852	Gayatri Projects Ltd * (b)	54,428,932
136,200	Grasim Industries Ltd	2,463,677
1,562,973	HDFC Bank Ltd (c)	44,989,472
13,700	HDFC Bank Ltd ADR	1,330,270
186,342	Hero MotoCorp Ltd	10,552,517
6,258,236	Himachal Futuristic Communications Ltd *	2,800,254
100,526	Hindustan Unilever Ltd	1,981,650
60,420	Housing Development Finance Corp Ltd – Class A	1,566,364
521,962	Indiabulls Real Estate Ltd *	1,720,176
1,207,560	Indraprastha Gas Ltd	6,151,312
2,090,100	Infosys Ltd Sponsored ADR	32,521,956
3,013,682	Jai Balaji Industries Ltd *	780,084
1,322,083	Kiri Industries Ltd *	11,225,371
671,275	Kotak Mahindra Bank Ltd	10,419,235
1,792,452	KPIT Technologies Ltd	4,786,308
379,054	Mphasis Ltd	4,304,476
956,562	Muthoot Finance Ltd	6,569,544
151,676	Navin Fluorine International Ltd	1,623,962
414,671	NIIT Technologies Ltd	4,110,950
262,400	PC Jeweller Ltd	1,610,396
1,331,310	Petronet LNG Ltd	5,184,355
532,104	Sangam India Ltd	1,648,231
716,982	SpiceJet Ltd *	1,593,787
278,696	Sun TV Network Ltd	3,782,111
1,020,312	Tata Consultancy Services Ltd	41,733,760
1,034,100	Tata Power Co Ltd (The)	1,524,087

Shares	Description	Value ($)
	India — continued
497,631	Tech Mahindra Ltd	3,789,637
492,896	Techno Electric & Engineering Co Ltd *	3,054,940
60,264	UltraTech Cement Ltd	3,920,408
64,136	V-Mart Retail Ltd	1,376,804
152,893	Vakrangee Ltd	1,739,898
2,586,470	Wipro Ltd	11,729,944
640,800	Wipro Ltd ADR	3,453,912

	Total India	337,218,181

	Indonesia — 1.3%
52,639,500	Bakrie Telecom Tbk PT *	194,586
5,768,600	Bank Central Asia Tbk PT	8,671,235
15,180,400	Bank Mandiri Persero Tbk PT	8,359,727
5,681,100	Bank Negara Indonesia Persero Tbk PT	3,411,498
77,702,000	Bank Pembangunan Daerah Jawa Timur Tbk PT	4,236,696
54,407,400	Bank Rakyat Indonesia Persero Tbk PT	12,950,055
6,820,291	Indo Tambangraya Megah Tbk PT	10,681,060
36,189,400	Lippo Karawaci Tbk PT	1,538,437
12,048,200	Malindo Feedmill Tbk PT	739,680
228,592,300	Panin Financial Tbk PT *	4,053,005
24,739,600	Summarecon Agung Tbk PT	1,572,975
34,970,041	Telekomunikasi Indonesia Persero Tbk PT	10,801,326
63,700	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	1,979,796

	Total Indonesia	69,190,076

	Malaysia — 0.2%
3,625,004	AirAsia Berhad	2,784,939
4,413,442	Berjaya Sports Toto Berhad	2,503,310
6,003,288	KSL Holdings Berhad *	1,732,162
3,206,067	UOA Development Berhad	1,901,617

	Total Malaysia	8,922,028

	Mexico — 0.6%
3,352,964	Cemex SAB de CV CPO *	2,560,359
3,117,848	Cemex SAB de CV Sponsored ADR *	23,664,466
932,300	Corp Inmobiliaria Vesta SAB de CV	1,173,683
786,700	Gentera SAB de CV	718,093
451,900	Grupo Financiero Santander Mexico SAB de CV ADR	3,673,947

	Total Mexico	31,790,548

	Peru — 0.5%
133,100	Credicorp Ltd	28,088,093

	Philippines — 0.8%
1,781,924	BDO Unibank Inc	5,168,159
4,697,400	Century Pacific Food Inc	1,446,812
3,020,358	Concepcion Industrial Corp	3,796,746
3,182,077	First Gen Corp	1,107,631
836,950	Manila Electric Co	5,241,894
6,882,900	Manila Water Co Inc	3,885,393

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Philippines — continued
17,211,000	Megaworld Corp	1,829,465
1,226,643	Philippine Seven Corp	3,606,279
6,492,288	Puregold Price Club Inc	6,339,846
2,146,603	Robinsons Retail Holdings Inc	4,142,656
5,764,780	Semirara Mining & Power Corp	4,128,869

	Total Philippines	40,693,750

	Qatar — 0.2%
298,417	Barwa Real Estate Co	2,298,911
84,507	Masraf Al Rayan QSC	788,526
19,782	Qatar International Islamic Bank QSC	257,629
207,644	Qatar National Bank QPSC	6,657,228

	Total Qatar	10,002,294

	Russia — 11.6%
3,803,900	Aeroflot PJSC	9,899,754
13,748,400	Alrosa PJSC	18,253,908
64,670	Gazprom Neft PJSC	277,781
15,457,571	Gazprom PJSC Sponsored ADR	69,141,143
592,291	Globaltrans Investment Plc Sponsored GDR (Registered)	5,451,823
35,676,000	Inter RAO UES PJSC	2,253,280
931,652	LUKOIL PJSC Sponsored ADR	51,837,833
504,287	M.Video PJSC *	3,370,019
772,548	Magnit PJSC Sponsored GDR (Registered)	20,378,020
2,119,500	Magnitogorsk Iron & Steel OJSC	1,587,741
2,388,844	MegaFon PJSC GDR (Registered)	23,050,476
3,082,245	MMC Norilsk Nickel PJSC ADR	53,535,119
8,507,415	Mobile TeleSystems PJSC Sponsored ADR	88,221,893
8,835,557	Moscow Exchange MICEX-RTS PJSC	18,749,345
201,149	Novatek PJSC Sponsored GDR (Registered)	22,802,898
787,300	Novolipetsk Steel PJSC	1,778,830
531,409	Novolipetsk Steel PJSC GDR	12,020,520
445,115	QIWI Plc Sponsored ADR	6,556,544
26,263	Ros Agro Plc GDR (Registered)	313,477
7,568,505	Rostelecom PJSC	8,302,907
12,897	Rostelecom PJSC Sponsored ADR	79,577
7,580,151	Sberbank of Russia Sponsored ADR	123,937,508
410,683	Severstal PJSC GDR (Registered)	6,382,722
431,255	Sistema PJSC FC Sponsored GDR (Registered)	1,550,362
3,943,400	Surgutneftegas OJSC	1,851,735
6,345,369	Surgutneftegas OJSC Sponsored ADR	29,196,826
239,001	Tatneft PJSC Sponsored ADR	11,304,481
44,154	TCS Group Holding Plc GDR	818,293
537,600	VEON Ltd. ADR	2,171,904
81,882	X5 Retail Group NV GDR (Registered) *	3,046,325
74,900	Yandex NV – Class A *	2,479,939

	Total Russia	600,602,983

	South Africa — 2.1%
397,013	AECI Ltd	2,694,963
147,402	Barclays Africa Group Ltd	1,686,233

Shares	Description	Value ($)
	South Africa — continued
1,370,552	Barloworld Ltd	15,432,147
131,682	Brait SE *	446,558
135,767	Capitec Bank Holdings Ltd	9,745,602
4,108,995	FirstRand Ltd	16,861,211
67,591	Foschini Group Ltd (The)	778,818
105,566	Hyprop Investments Ltd (REIT)	828,239
387,045	Kumba Iron Ore Ltd	9,178,905
1,335,344	Lewis Group Ltd	2,388,979
168,563	Liberty Holdings Ltd	1,427,055
200,489	Massmart Holdings Ltd	1,641,042
574,793	Mr Price Group Ltd	8,737,248
4,834,468	Murray & Roberts Holdings Ltd	4,890,598
15,361	Naspers Ltd – N Shares	4,122,631
172,700	Net 1 UEPS Technologies, Inc. *	1,916,970
478,727	RMB Holdings Ltd	2,329,581
1,424,419	SA Corporate Real Estate Ltd	491,471
487,539	Sanlam Ltd	2,783,356
255,202	Steinhoff International Holdings NV	1,047,615
593,484	Truworths International Ltd	3,449,946
461,920	Tsogo Sun Holdings Ltd	730,402
430,296	Vodacom Group Ltd	4,550,005
993,136	Wilson Bayly Holmes-Ovcon Ltd	10,865,093
486,333	Woolworths Holdings Ltd	2,054,239

	Total South Africa	111,078,907

	South Korea — 14.9%
35,340	Able C&C Co Ltd	729,909
96,324	Aekyung Petrochemical Co Ltd	1,442,449
5,361	Amorepacific Group	727,597
2,739,199	BNK Financial Group Inc	23,967,547
48,327	Cheil Worldwide Inc	894,540
42,232	Com2uSCorp	4,895,728
13,635	Cuckoo Electronics Co Ltd (d)	2,048,259
79,979	Daeduck Electronics Co	750,258
350,296	Daou Data Corp	3,293,669
980,620	Daou Technology Inc	17,236,070
455,805	DB Insurance Co Ltd	28,783,475
89,366	DGB Financial Group Inc	821,347
27,799	Dong Ah Tire & Rubber Co Ltd	883,995
38,200	Dong Ah Tire & Rubber Co Ltd *	438,781
57,830	Dongsuh Cos Inc	1,590,270
1,440,056	Dongwon Development Co Ltd	6,839,220
1,294,214	Grand Korea Leisure Co Ltd	38,800,543
84,779	GS Home Shopping Inc	16,585,582
74,061	GS Retail Co Ltd	2,690,740
83,514	Han Kuk Carbon Co Ltd	437,561
67,319	Hancom Inc	1,051,461
1,664	Hankook Shell Oil Co Ltd	610,240
301,605	Hankook Tire Co Ltd	14,912,112
825,554	Hankook Tire Worldwide Co Ltd	14,421,733
266,338	Hanon Systems	3,246,203
106,497	Hansol Paper Co Ltd	1,448,348

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	South Korea — continued
249,025	Hyundai Engineering & Construction Co Ltd	8,047,288
3,861	Hyundai Glovis Co Ltd	520,173
50,619	Hyundai Greenfood Co Ltd	722,133
141,713	Hyundai Home Shopping Network Corp	17,042,714
473,310	Hyundai Hy Communications & Network Co Ltd	1,588,040
550,038	Hyundai Marine & Fire Insurance Co Ltd	22,037,333
245,982	Hyundai Mobis Co Ltd	61,993,707
50,931	iMarketKorea Inc	491,068
100,379	Innocean Worldwide Inc	7,195,743
3,240	It’s Hanbul Co Ltd	151,989
656,219	Kangwon Land Inc	22,421,936
58,609	KEPCO Plant Service & Engineering Co Ltd	2,036,135
1,327,332	Kia Motors Corp	41,112,106
75,357	KISCO Corp	2,668,833
31,371	KIWOOM Securities Co Ltd	2,383,388
679,650	Korea Asset In Trust Co Ltd	5,162,233
425,701	Korea Real Estate Investment & Trust Co Ltd	1,342,568
31,079	Korea Zinc Co Ltd	13,931,749
101,943	Korean Reinsurance Co	1,017,016
283,207	KT Skylife Co Ltd	3,438,933
490,465	KT&G Corp	55,164,489
233,854	Kyobo Securities Co Ltd	2,060,101
12,572	LEENO Industrial Inc	652,142
308,176	LF Corp	8,705,610
64,884	LOTTE Himart Co Ltd	4,511,104
147,694	Maeil Holdings Co Ltd	2,404,429
226,830	Meritz Financial Group Inc	3,284,593
239,361	Meritz Fire & Marine Insurance Co Ltd	5,664,194
2,072,358	Meritz Securities Co Ltd	9,071,570
22,117	Muhak Co Ltd	406,370
2,899	Ottogi Corp	2,113,594
63,721	Partron Co Ltd	521,764
50,826	S&T Motiv Co Ltd	2,222,167
241,832	Samsung Card Co Ltd	8,505,735
49,091	Samsung Electronics Co Ltd	115,533,832
14,427	Samsung Electronics Co Ltd GDR	16,995,240
65,574	Samsung Fire & Marine Insurance Co Ltd	15,719,407
9,186	Samsung Life Insurance Co Ltd	1,084,612
14,991	Samsung SDS Co Ltd	2,610,801
77,246	Samsung Securities Co Ltd	2,600,751
463,827	Seoyon E-Hwa Co Ltd	4,874,325
224,234	Shinhan Financial Group Co Ltd	10,004,448
139,912	Silicon Works Co Ltd	6,778,451
40,961	Sindoh Co Ltd	2,437,646
17,589	SK Innovation Co Ltd	3,355,846
119,873	SK Telecom Co Ltd	29,189,199
346,000	SK Telecom Co Ltd Sponsored ADR	9,494,240
73,494	SL Corp	1,500,625
48,045	Spigen Korea Co Ltd	2,078,071
2,542,801	Woori Bank	37,834,162

	Total South Korea	772,232,240

Shares	Description	Value ($)
	Sri Lanka — 0.0%
103,983,101	Anilana Hotels & Properties Ltd * (b)	816,856

	Switzerland — 0.1%
115,800	Luxoft Holding Inc *	5,963,700

	Taiwan — 22.3%
12,255,000	AcBel Polytech Inc	9,220,622
1,395,000	Actron Technology Corp	5,833,197
1,115,000	Advanced Semiconductor Engineering Inc	1,448,402
1,416,532	Advantech Co Ltd	9,468,417
795,000	Alpha Networks Inc	663,019
15,067,940	AmTRAN Technology Co Ltd	8,262,887
7,311,120	Asustek Computer Inc	67,449,734
300,200	Aurora Corp	885,900
256,300	Casetek Holdings Ltd	997,597
3,989,000	Catcher Technology Co Ltd	43,257,308
11,696,000	Cathay Financial Holding Co Ltd	20,269,507
9,276,000	Chailease Holding Co Ltd	27,010,875
213,000	Chaun-Choung Technology Corp	669,434
7,822,000	Cheng Shin Rubber Industry Co Ltd	13,423,891
804,855	Chicony Electronics Co Ltd	2,144,355
588,800	Chicony Power Technology Co Ltd	1,191,464
4,773,100	Chin-Poon Industrial Co Ltd	9,869,264
2,168,190	China Life Insurance Co Ltd	2,050,775
1,151,000	China Motor Corp	1,034,384
1,202,000	Chipbond Technology Corp	2,337,678
87,000	Chlitina Holding Ltd	416,347
12,554,659	Chunghwa Telecom Co Ltd	43,412,088
128,421	Chunghwa Telecom Co Ltd Sponsored ADR	4,457,493
306,000	Cleanaway Co Ltd	1,762,745
31,740,711	Compal Electronics Inc	22,034,601
4,811,400	Coretronic Corp	5,381,081
46,677,720	CTBC Financial Holding Co Ltd	31,245,126
3,047,000	CTCI Corp	4,480,993
237,000	Delta Electronics Inc	1,084,611
2,031,000	Dynapack International Technology Corp	3,176,368
311,000	Elan Microelectronics Corp	534,657
424,000	Elite Advanced Laser Corp	1,863,560
1,072,000	Everlight Electronics Co Ltd	1,646,111
8,852,084	Far EasTone Telecommunications Co Ltd	21,104,304
3,858,000	Farglory Land Development Co Ltd	4,074,904
294,000	Formosa Advanced Technologies Co Ltd	310,386
936,000	Formosa Chemicals & Fibre Corp	2,848,429
329,000	Formosa Petrochemical Corp	1,167,612
2,380,000	Formosa Plastics Corp	7,211,561
3,070,303	Formosan Rubber Group Inc	1,477,615
15,679,475	Foxconn Technology Co Ltd	43,810,721
30,765,460	Fubon Financial Holding Co Ltd	50,520,986
11,800,200	Gigabyte Technology Co Ltd	19,196,170
526,000	Greatek Electronics Inc	912,883
299,700	Green Seal Holding Ltd	525,400
14,735,754	Highwealth Construction Corp	19,663,907
2,875,000	Holtek Semiconductor Inc	7,152,607

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Taiwan — continued
16,380,250	Hon Hai Precision Industry Co Ltd	54,986,775
2,652,000	Huaku Development Co Ltd	6,232,871
2,976,900	IEI Integration Corp	4,251,678
9,580,600	Inventec Corp	7,225,668
117,000	Iron Force Industrial Co Ltd	455,852
1,382,000	ITEQ Corp	3,040,030
545,000	Kenda Rubber Industrial Co Ltd	696,273
39,000	King Slide Works Co Ltd	533,926
1,056,000	King’s Town Bank Co Ltd	1,218,687
214,000	Kung Long Batteries Industrial Co Ltd	1,038,546
32,464,141	Lite-On Technology Corp	40,136,476
1,071,000	Lotes Co Ltd	6,093,753
1,171,785	Makalot Industrial Co Ltd	4,726,286
1,131,667	Mercuries Life Insurance Co Ltd	622,402
405,000	Merida Industry Co Ltd	1,683,458
1,373,600	MIN AIK Technology Co Ltd	1,321,180
1,744,000	Nan Ya Plastics Corp	4,402,753
61,000	Nien Made Enterprise Co Ltd	559,949
3,714,810	Novatek Microelectronics Corp	14,221,316
127,000	On-Bright Electronics, Inc.	1,238,605
1,930,853	OptoTech Corp	1,515,696
15,242,470	Pegatron Corp	34,949,290
9,470,000	Pou Chen Corp	11,400,952
124,000	President Chain Store Corp	1,177,834
15,390,550	Quanta Computer Inc	31,643,310
243,000	Quanta Storage Inc	262,533
12,677,870	Radiant Opto-Electronics Corp	27,572,887
5,622,720	Realtek Semiconductor Corp	20,991,918
1,353,000	Rechi Precision Co Ltd	1,342,058
4,187,151	Ruentex Development Co Ltd *	4,366,710
11,665,000	Ruentex Industries Ltd *	19,482,061
1,542,000	Sercomm Corp	4,133,977
98,000	Shin Zu Shing Co Ltd	259,957
1,116,000	ShunSin Technology Holding Ltd	4,681,682
2,494,000	Sigurd Microelectronics Corp	2,656,369
2,660,068	Simplo Technology Co Ltd	15,223,489
789,000	Sinbon Electronics Co Ltd	2,262,397
2,544,200	Sitronix Technology Corp	6,995,769
249,000	Soft-World International Corp	583,430
48,000	St Shine Optical Co Ltd	1,403,386
2,610,000	Syncmold Enterprise Corp	5,766,969
605,000	Taiwan Cement Corp	677,608
1,260,000	Taiwan Fertilizer Co Ltd	1,608,922
636,000	Taiwan Mobile Co Ltd	2,280,543
846,000	Taiwan PCB Techvest Co Ltd	915,505
1,296,000	Taiwan Semiconductor Co Ltd	2,935,284
9,511,000	Taiwan Semiconductor Manufacturing Co Ltd	71,841,879
2,734,520	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	108,286,992
4,402,269	Taiwan Surface Mounting Technology Corp	4,423,448
1,138,000	Teco Electric and Machinery Co Ltd	1,119,927
1,324,000	Test Research Inc	1,749,389
1,634,000	Tong Hsing Electronic Industries Ltd	8,397,705

Shares	Description	Value ($)
	Taiwan — continued
761,000	Topco Scientific Co Ltd	2,007,704
1,270,000	Transcend Information Inc	3,559,018
3,428,160	Tripod Technology Corp	11,108,707
1,965,000	TXC Corp	2,587,373
10,536,112	Uni-President Enterprises Corp	22,445,295
5,132,000	United Integrated Services Co Ltd	10,099,687
168,000	Visual Photonics Epitaxy Co Ltd	587,404
2,105,000	Wan Hai Lines Ltd	1,330,974
1,058,641	Wistron NeWeb Corp	3,022,485
644,000	Xxentria Technology Materials Corp	1,333,082
5,641,000	Yuanta Financial Holding Co Ltd	2,626,426
2,006,000	Yulon Motor Co Ltd	1,598,433
3,941,670	Yungtay Engineering Co Ltd	6,810,884
261,000	Zeng Hsing Industrial Co Ltd	1,146,198

	Total Taiwan	1,156,822,006

	Thailand — 6.4%
8,693,200	Advanced Info Service Pcl (Foreign Registered)	46,514,469
8,542,800	Amata Corp Pcl (Foreign Registered)	6,534,042
8,032,900	AP Thailand Pcl (Foreign Registered)	2,168,174
204,500	Bangkok Bank Pcl (Foreign Registered) (c)	1,347,507
1,466,600	Bangkok Bank Pcl NVDR	8,966,994
3,446,500	BEC World Pcl NVDR	1,572,347
6,903,900	Central Pattana Pcl (Foreign Registered)	17,000,809
2,409,600	Delta Electronics Thailand Pcl (Foreign Registered)	6,226,292
2,564,500	Eastern Polymer Group Pcl (Foreign Registered)	888,570
4,330,301	Glow Energy Pcl (Foreign Registered)	11,570,546
4,996,700	Hana Microelectronics Pcl (Foreign Registered)	7,245,809
5,672,900	Intouch Holdings Pcl (Foreign Registered) (c)	9,827,146
4,858,700	Intouch Holdings Pcl NVDR	8,081,310
14,659,800	Jasmine International Pcl (Foreign Registered)	3,194,844
2,468,400	Kasikornbank Pcl NVDR	17,211,108
804,000	Kiatnakin Bank Pcl (Foreign Registered)	1,856,256
17,105,200	Krung Thai Bank Pcl (Foreign Registered)	10,122,379
29,399,300	Land & Houses Pcl NVDR	9,462,233
18,204,650	LPN Development Pcl (Foreign Registered)	7,311,237
3,468,386	Major Cineplex Group Pcl (Foreign Registered)	3,271,185
3,778,000	MC Group Pcl (Foreign Registered)	1,849,969
2,403,800	Platinum Group Pcl (The) NVDR	625,975
3,161,200	Pruksa Holding Pcl (Foreign Registered)	2,264,650
2,456,300	PTT Exploration & Production Pcl (Foreign Registered)	6,868,317
9,029,200	PTT Global Chemical Pcl (Foreign Registered)	21,984,929
1,191,100	PTT Pcl (Foreign Registered)	15,061,234
59,375,892	Quality Houses Pcl (Foreign Registered)	5,530,484
11,638,800	Quality Houses Pcl NVDR	1,084,080
5,195,302	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered)	8,871,049

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Thailand — continued
95,546,423	Sansiri Pcl (Foreign Registered)	6,571,239
2,232,400	Siam Cement Pcl (The) (Foreign Registered)	32,605,462
4,049,900	Siam Commercial Bank Pcl (The) (Foreign Registered)	18,955,657
1,760,700	Star Petroleum Refining Pcl	874,413
1,373,200	Star Petroleum Refining Pcl (Foreign Registered)	681,970
10,519,400	STP & I Pcl (Foreign Registered)	1,901,067
5,567,400	Supalai Pcl (Foreign Registered)	4,076,781
1,310,800	Thai Beverage Pcl	938,789
850,800	Thai Oil Pcl (Foreign Registered)	2,426,713
1,839,300	Thai Vegetable Oil Pcl (Foreign Registered)	1,716,001
625,500	Thanachart Capital Pcl (Foreign Registered)	1,078,906
1,416,500	Tisco Financial Group Pcl (Foreign Registered)	3,834,256
29,227,050	TTW Pcl (Foreign Registered)	11,196,385

	Total Thailand	331,371,583

	Turkey — 2.4%
268,306	Akbank Turk AS	615,448
91,409	BIM Birlesik Magazalar AS	1,685,930
65,950,739	Emlak Konut Gayrimenkul Yatirim Ortakligi AS (REIT) *	41,301,223
2,900,992	Enka Insaat ve Sanayi AS	4,176,270
6,808,583	Eregli Demir ve Celik Fabrikalari TAS	14,976,735
1,853,733	Haci Omer Sabanci Holding AS	4,805,922
110,097	Otokar Otomotiv Ve Savunma Sanayi AS	3,010,430
9,656,464	Soda Sanayii AS	12,137,595
698,007	Tekfen Holding AS	2,524,163
9,133,466	Turkiye Garanti Bankasi AS	22,376,959
3,419,080	Turkiye Halk Bankasi AS	7,747,968
911,292	Turkiye Is Bankasi – Class C	1,434,431
10,740,290	Turkiye Sinai Kalkinma Bankasi AS	3,698,087
1,069,517	Turkiye Vakiflar Bankasi TAO – Class D	1,577,141
554,807	Yapi ve Kredi Bankasi AS *	586,917

	Total Turkey	122,655,219

	United Arab Emirates — 0.4%
4,248,534	Aldar Properties PJSC	2,550,646
12,994,201	DAMAC Properties Dubai Co PJSC	12,206,755
1,705,990	Dubai Investments PJSC	1,144,523
642,217	Emirates Telecommunications Group Co PJSC	2,871,182
8,323,589	RAK Properties PJSC	1,548,593

	Total United Arab Emirates	20,321,699

	United Kingdom — 0.4%
383,481	Unilever Plc	21,631,481

	Vietnam — 0.1%
798,320	Vietnam Dairy Products JSC	6,561,300

	TOTAL COMMON STOCKS (COST $4,301,521,294)	4,846,409,128

Shares	Description	Value ($)
	PREFERRED STOCKS (e) — 3.3%

	Brazil — 0.4%
358,500	Banco do Estado do Rio Grande do Sul SA – Class B	1,423,972
215,600	Companhia Paranaense de Energia – Class B	1,519,465
1,105,940	Itau Unibanco Holding SA	13,937,289
116,481	Telefonica Brasil SA	1,687,894

	Total Brazil	18,568,620

	Colombia — 0.1%
187,100	Bancolombia SA Sponsored ADR	7,223,931
1,577,279	Grupo Aval Acciones y Valores SA	645,761

		7,869,692

	Russia — 0.2%
41,439	Bashneft PJSC	1,061,860
10,873,123	Surgutneftegas OJSC	5,287,181
1,476	Transneft PJSC	4,506,864

	Total Russia	10,855,905

	South Korea — 2.6%
70,239	Samsung Electronics Co Ltd	136,221,277

	TOTAL PREFERRED STOCKS (COST $115,850,783)	173,515,494

	INVESTMENT FUNDS — 1.5%

	India — 0.0%
1,371,900	TDA India Technology Fund II LP * (d) (f)	98,736

	Russia — 0.1%
5,431,855	NCH Eagle Fund LP * (d) (f)	2,534,189

	Thailand — 0.2%
20,764,100	Digital Telecommunication Infrastructure Fund	9,074,013

	United States — 1.2%
1,395,233	iShares MSCI Emerging Markets ETF	64,320,241

	TOTAL INVESTMENT FUNDS (COST $77,632,837)	76,027,179

	RIGHTS/WARRANTS — 0.0%

	Thailand — 0.0%
689,175	Supalai Public Co Rights, Expires 10/19/18 *	407,259

	TOTAL RIGHTS/WARRANTS (COST $0)	407,259

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 1.5%

	United States — 1.5%
	Affiliated Issuers — 1.5%
3,077,450	GMO U.S. Treasury Fund	76,874,710

	TOTAL MUTUAL FUNDS (COST $76,886,442)	76,874,710

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
6,238,211	State Street Institutional Treasury Money Market Fund-Premier Class, 1.02% (g)	6,238,211

	Total Money Market Funds	6,238,211

	TOTAL SHORT-TERM INVESTMENTS (COST $6,238,211)	6,238,211

	TOTAL INVESTMENTS — 99.8% (Cost $4,578,129,567)	5,179,471,981
	Other Assets and Liabilities (net) — 0.2%	9,697,882

	TOTAL NET ASSETS — 100.0%	$5,189,169,863

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost ($)	Value as a Percentage of Fund’s Net Assets	Value as of November 30, 2017
NCH Eagle Fund LP	4/6/09	$5,452,004	0.05%	$2,534,189
TDA India Technology Fund II LP	2/23/00-3/23/04	—	0.00%	98,736

				$2,632,925

A summary of outstanding financial instruments at November 30, 2017 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Buys
5,320	Mini MSCI Emerging Markets	December 2017	$297,920,000	$3,948,001

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Swap Contracts

OTC Total Return Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received)	Value ($)	Net Unrealized Appreciation/ (Depreciation)
Depreciation of Total Return on Asustek Computer Inc + ( Daily Fed Funds Rate minus 0.25%)	Appreciation of Total Return on Asustek Computer Inc	MSCI	USD	24,010,494	12/13/2017	At Maturity	$—	$419,938	$419,938

							$—	$419,938	$419,938

As of November 30, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF - Exchange-Traded Fund

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depositary Receipt

JSC - Joint-Stock Company

NVDR - Non-Voting Depositary Receipt

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

QPSC - Qatari Public Shareholding Company

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Investment valued using significant unobservable inputs.

(b)	Affiliated company.

(c)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(d)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs.

(e)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(f)	Private placement security; restricted as to resale.

(g)	The rate disclosed is the 7 day net yield as of November 30, 2017.

Counterparty Abbreviations:

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

USD - United States Dollar

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 97.9%

	Australia — 3.0%
402,714	Charter Hall Group (REIT)	1,927,562
13,570	Folkestone Education Trust (REIT)	30,757
355,048	Mineral Resources Ltd	5,283,003
331,834	Monash IVF Group Ltd	303,329
233,480	Nine Entertainment Co Holdings Ltd	281,904

	Total Australia	7,826,555

	Austria — 1.2%
83,558	FACC AG *	1,411,221
66,220	POLYTEC Holding AG	1,553,904

	Total Austria	2,965,125

	Belgium — 0.5%
238,373	AGFA-Gevaert NV *	1,085,430
17,781	Recticel SA	173,162

	Total Belgium	1,258,592

	Canada — 5.5%
177,700	AGF Management Ltd – Class B	1,132,189
4,600	Aimia Inc	12,658
101,400	Air Canada *	1,932,664
100	Altus Group Ltd	2,790
151,172	BRP Inc Sub Voting	5,527,096
64,100	Canfor Corp *	1,320,108
700	Capital Power Corp	13,223
26,900	Cogeco Inc	2,013,512
23,800	Morguard North American Residential Real Estate Investment Trust	270,255
236,041	Rogers Sugar Inc	1,150,795
40,200	Wajax Corp	785,211

	Total Canada	14,160,501

	China — 2.0%
786,000	China Aoyuan Property Group Ltd	432,818
524,000	China National Materials Co Ltd – Class H	404,561
494,000	China SCE Property Holdings Ltd	216,193
894,000	Harbin Electric Co Ltd – Class H	378,172
1,264,000	Powerlong Real Estate Holdings Ltd	580,759
178,000	Road King Infrastructure Ltd	287,514
5,626,000	Yuzhou Properties Co Ltd	2,775,587

	Total China	5,075,604

	Colombia — 0.1%
54,454	Almacenes Exito SA	295,692

	Denmark — 0.9%
25,378	Schouw & Co AB	2,346,135

	Finland — 0.3%
47,127	Finnair Oyj	672,514

Shares	Description	Value ($)
	France — 5.9%
356,149	Air France-KLM *	5,053,563
7,817	Amundi SA	696,996
1,530	Casino Guichard Perrachon SA	93,051
68,460	Derichebourg SA	744,329
12,029	Euler Hermes Group	1,743,582
8,373	Gaztransport Et Technigaz SA	445,476
2,111	Ipsen SA	257,122
78,906	Metropole Television SA	2,074,345
18,024	Plastivaloire	470,410
67,206	Rallye SA	1,214,620
52,076	SCOR SE	2,120,983
1,908	Vilmorin & Cie SA	180,099

	Total France	15,094,576

	Germany — 9.7%
52,668	Bauer AG	1,827,280
190,723	Deutsche Lufthansa AG (Registered)	6,562,482
61,229	Elmos Semiconductor AG	1,750,461
5,715	Isra Vision AG	1,049,586
78,345	Leoni AG	5,782,335
5,588	Puma SE	2,489,056
20,822	Talanx AG	857,270
110,375	Wacker Neuson SE	3,607,712
33,518	Wuestenrot & Wuerttembergische AG	905,889

	Total Germany	24,832,071

	Hong Kong — 2.1%
982,000	Johnson Electric Holdings Ltd	3,888,861
6,020,000	Singamas Container Holdings Ltd	1,294,694
230,000	Sunlight Real Estate Investment Trust REIT	157,286

	Total Hong Kong	5,340,841

	India — 1.6%
297,394	Andhra Bank *	288,585
77,894	Apollo Tyres Ltd	304,386
4,625,171	Jaiprakash Associates Ltd *	1,309,893
116,134	Karnataka Bank Ltd (The)	279,505
757,701	PTC India Ltd	1,367,878
211,947	Union Bank of India *	539,106

	Total India	4,089,353

	Indonesia — 0.3%
465,000	Indo Tambangraya Megah Tbk PT	728,223

	Israel — 1.0%
85,418	Nova Measuring Instruments Ltd *	2,475,288

	Italy — 4.9%
107,355	ACEA SPA	2,180,623
634,924	Arnoldo Mondadori Editore SPA *	1,730,447
26,273	El.En. SPA	807,854
101,384	ERG SPA	1,927,827

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Italy — continued
476,595	Iren SPA	1,461,217
7,664	Massimo Zanetti Beverage Group SPA	66,545
6,469	Prima Industrie SPA	252,368
229,919	Saras SPA	593,164
332,020	Societa Cattolica di Assicurazioni SC	3,602,926

	Total Italy	12,622,971

	Japan — 26.4%
50,800	Arakawa Chemical Industries Ltd	1,111,580
80,700	CKD Corp	1,770,883
84,700	Dai-ichi Seiko Co Ltd	2,268,865
127,400	Daiichi Kigenso Kagaku-Kogyo Co Ltd	1,581,634
15,200	Denka Co Ltd	562,175
38,800	DIC Corp	1,456,076
2,800	Fancl Corp	80,092
10,200	Fuji Kiko Co Ltd	67,112
10,500	Fuji Pharma Co Ltd	406,921
1,000	Fujikura Ltd	9,361
43,500	Fujitsu Frontech Ltd	776,854
38,000	Furukawa Electric Co Ltd	2,019,292
12,200	Fuyo General Lease Co Ltd	812,110
16,300	Hochiki Corp	372,341
16,600	Hokuhoku Financial Group Inc	248,546
45,400	Hosokawa Micron Corp	2,992,679
30,000	House Foods Group Inc	979,419
46,300	Ishihara Sangyo Kaisha Ltd *	847,857
8,600	Itochu Techno-Solutions Corp	362,383
21,500	JSP Corp	725,740
14,400	Juki Corp	253,059
22,100	Kamei Corp	358,060
221,300	Kitz Corp	1,638,574
300	Konoike Transport Co Ltd	4,978
132,000	Kyosan Electric Manufacturing Co Ltd	735,123
28,400	Mandom Corp	961,864
93,100	Mitsui Mining & Smelting Co Ltd	5,312,076
42,100	Mixi Inc	1,961,016
9,300	Modec Inc	223,954
212,500	NET One Systems Co Ltd	3,056,496
57,000	Nichiha Corp	2,223,601
90,000	Nippon Soda Co Ltd	601,266
141,500	Nisshin Oillio Group Ltd (The)	4,362,212
8,000	Open House Co Ltd	394,899
43,100	Osaka Organic Chemical Industry Ltd	508,492
871,000	Prima Meat Packers Ltd	6,068,755
4,100	Rion Co Ltd	87,136
24,600	Rohto Pharmaceutical Co Ltd	632,997
9,400	Shikoku Chemicals Corp	154,153
176,300	Showa Corp	2,154,362
180,100	Showa Denko KK	6,733,340
16,000	Sumitomo Bakelite Co Ltd	130,643
57,400	T-Gaia Corp	1,254,040
6,500	Takasago International Corp	205,664

Shares	Description	Value ($)
	Japan — continued
126,000	Tatsuta Electric Wire and Cable Co Ltd	959,709
8,900	Token Corp	1,120,751
3,000	Tosoh Corp	66,705
115,000	Toyo Ink SC Holdings Co Ltd	667,811
70,800	Toyo Kohan Co Ltd	290,346
74,900	TS Tech Co Ltd	3,076,518
42,700	Ube Industries Ltd	1,247,600
35,600	Warabeya Nichiyo Holdings Co Ltd	950,989

	Total Japan	67,849,109

	Malaysia — 0.6%
1,299,200	Padini Holdings Berhad	1,604,325

	Mexico — 0.6%
1,205,356	Genomma Lab Internacional SAB de CV – Class B *	1,430,116

	Netherlands — 1.5%
9,157	ASR Nederland NV	372,942
77,900	Constellium NV – Class A *	825,740
72,644	Philips Lighting NV	2,748,716

	Total Netherlands	3,947,398

	Norway — 1.0%
1,032,084	Kongsberg Automotive ASA *	1,296,097
541,234	Kvaerner ASA *	1,008,609
31,488	Odfjell Drilling Ltd. *	135,979
17,060	Selvaag Bolig ASA	60,842

	Total Norway	2,501,527

	Poland — 0.8%
313,907	Enea SA	1,057,508
292,384	Energa SA	1,000,789

	Total Poland	2,058,297

	Portugal — 0.2%
118,016	Navigator Co SA (The)	587,562

	Singapore — 2.9%
165,900	Venture Corp Ltd	2,588,722
4,048,000	Yanlord Land Group Ltd	4,991,980

	Total Singapore	7,580,702

	South Africa — 0.5%
349,098	Blue Label Telecoms Ltd	406,091
97,531	Reunert Ltd	497,451
36,959	Wilson Bayly Holmes-Ovcon Ltd	404,338

	Total South Africa	1,307,880

	South Korea — 4.6%
804	Chong Kun Dang Pharmaceutical Corp	99,804
17,714	DongKook Pharmaceutical Co Ltd	1,008,565
9,392	F&F Co Ltd	394,514

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	South Korea — continued
40,993	Hyundai Corp	770,253
211,497	Kwang Dong Pharmaceutical Co Ltd	1,729,323
13,272	Kyungdong Pharm Co Ltd	279,562
19,505	LF Corp	550,993
80,318	LOTTE Himart Co Ltd	5,584,163
293	Namyang Dairy Products Co Ltd	187,540
8,128	Samjin Pharmaceutical Co Ltd	272,922
10,068	SeAH Steel Corp	890,354
64,283	Seohan Co Ltd	131,944

	Total South Korea	11,899,937

	Spain — 0.6%
235,126	Ence Energia y Celulosa SA	1,536,230

	Sweden — 0.8%
22,311	Acando AB	72,536
55,030	Bufab AB	664,018
8,235	KNOW IT AB	145,032
79,955	Mr. Green & Co AB *	502,051
66,331	New Wave Group AB – B Shares	426,584
1,409	Nolato AB – B Shares	90,688
7,534	Tethys Oil AB	56,246

	Total Sweden	1,957,155

	Switzerland — 4.5%
24,749	ALSO Holding AG (Registered) *	3,324,846
35,318	Bobst Group SA (Registered)	4,481,554
2,489	Coltene Holding AG (Registered)	241,481
2,450	Georg Fischer AG (Registered)	3,228,801
5,269	Orior AG	399,014

	Total Switzerland	11,675,696

	Taiwan — 1.9%
332,000	China Motor Corp	298,363
977,000	Coretronic Corp	1,092,679
569,000	Elitegroup Computer Systems Co Ltd *	370,296
270,000	Farglory Land Development Co Ltd	285,180
207,000	Great Wall Enterprise Co Ltd	232,822
178,000	Lite-On Semiconductor Corp	263,011
204,000	Lotes Co Ltd	1,160,715
375,000	Radiant Opto-Electronics Corp	815,581
35,000	Senao International Co Ltd	60,268
89,000	Topco Scientific Co Ltd	234,804

	Total Taiwan	4,813,719

	Turkey — 0.0%
83,637	Selcuk Ecza Deposu Ticaret ve Sanayi AS	70,543

	United Kingdom — 11.6%
532,373	888 Holdings Plc	1,867,231
790	Bellway Plc	37,038
11,357	Burford Capital Ltd	189,127
8,488	Close Brothers Group Plc	163,016
104,660	Computacenter Plc	1,595,088
681,524	EI Group Plc *	1,361,440

Shares	Description	Value ($)
	United Kingdom — continued
544,951	Electrocomponents Plc	4,652,441
180,057	Evraz Plc	697,581
322,312	Fenner Plc	1,683,873
77,000	Games Workshop Group Plc	2,036,348
519,679	Jupiter Fund Management Plc	4,211,831
241,987	McBride Plc *	737,881
58,518	McColl’s Retail Group Plc	225,845
88,909	Morgan Sindall Group Plc	1,648,958
111,723	N Brown Group Plc	426,514
18,028	Ophir Energy Plc *	15,862
18,027	Plus500 Ltd	233,452
266,558	RPS Group Plc	981,107
90,457	Savills Plc	1,149,920
10,981	Spirent Communications Plc	15,689
130,411	SThree Plc	604,590
321,966	Stock Spirits Group Plc	1,152,717
209,095	Trinity Mirror Plc	193,369
59,931	TT Electronics Plc	191,544
443,415	Vesuvius Plc	3,362,111
111,282	Wincanton Plc	365,443

	Total United Kingdom	29,800,016

	United States — 0.4%
56,600	OM Asset Management Plc	928,240

	TOTAL COMMON STOCKS (COST $226,662,912)	251,332,493

	PREFERRED STOCKS (a) — 1.0%

	Germany — 1.0%
29,469	Draegerwerk AG & Co KGaA	2,470,721

	TOTAL PREFERRED STOCKS (COST $3,139,658)	2,470,721

	MUTUAL FUNDS — 1.0%

	United States — 1.0%
	Affiliated Issuers — 1.0%
100,732	GMO U.S. Treasury Fund	2,516,294

	TOTAL MUTUAL FUNDS (COST $2,517,301)	2,516,294

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
95,001	State Street Institutional Treasury Money Market Fund-Premier Class, 1.02% (b)	95,001

	Total Money Market Funds	95,001

	TOTAL SHORT-TERM INVESTMENTS (COST $95,001)	95,001

	TOTAL INVESTMENTS — 99.9% (Cost $232,414,872)	256,414,509
	Other Assets and Liabilities (net) — 0.1%	215,200

	TOTAL NET ASSETS — 100.0%	$256,629,709

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

A summary of outstanding financial instruments at November 30, 2017 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Buys
14	Mini MSCI EAFE	December 2017	$1,413,440	$5,554

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of November 30, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(b)	The rate disclosed is the 7 day net yield as of November 30, 2017.

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.0%

	Australia — 3.8%
321,081	Abacus Property Group (REIT)	1,012,087
38,751	Adelaide Brighton Ltd	189,403
482,301	Australia & New Zealand Banking Group Ltd	10,473,004
1,900,367	BHP Billiton Ltd	39,641,957
529,710	Caltex Australia Ltd	13,720,602
693,012	Charter Hall Group (REIT)	3,317,052
128,589	Credit Corp Group Ltd	2,212,156
4,763,601	CSR Ltd	16,666,738
771,559	Dexus (REIT)	6,069,677
6,215,449	Downer EDI Ltd	33,280,958
125,824	Elders Ltd	655,752
651,940	Fortescue Metals Group Ltd	2,278,575
976,989	Goodman Group (REIT)	6,455,421
66,022	Investa Office Fund (REIT)	241,215
1,485,829	Metcash Ltd	3,118,822
1,819,151	Mineral Resources Ltd	27,068,396
1,518,586	Nine Entertainment Co Holdings Ltd	1,833,542
3,134,379	OZ Minerals Ltd	19,967,727
581,223	Pact Group Holdings Ltd	2,454,956
980,680	Qantas Airways Ltd	4,230,802
100	Rio Tinto Ltd	5,404
1,176,271	Shopping Centres Australasia Property Group (REIT)	2,152,698
394,187	Sigma Healthcare Ltd	236,126
17,983	Sonic Healthcare Ltd	304,607
288,481	Southern Cross Media Group Ltd	253,881
75,035	Tabcorp Holdings Ltd	276,638
364,680	Tassal Group Ltd	1,103,367
69,894	Vicinity Centres (REIT)	148,592
19,738	Virtus Health Ltd	77,909
30,282	Woodside Petroleum Ltd	715,146
430,522	WorleyParsons Ltd *	4,923,311

	Total Australia	205,086,521

	Austria — 1.4%
79,093	Oesterreichische Post AG	3,566,180
908,093	OMV AG	56,542,704
289,210	voestalpine AG	16,794,624

	Total Austria	76,903,508

	Belgium — 0.1%
615,191	AGFA-Gevaert NV *	2,801,270
1,134	Barco NV	121,128
14,350	bpost SA	443,227
46,444	D’ieteren SA/NV	2,180,119
7,450	Elia System Operator SA/NV	438,254
90,674	Orange Belgium SA	1,963,692

	Total Belgium	7,947,690

	Denmark — 0.4%
11,483	AP Moeller – Maersk A/S – Class B	20,703,168

Shares	Description	Value ($)
	Denmark — continued
2,643	Dfds A/S	142,678
12,564	Per Aarsleff Holding A/S	364,628
8,571	Schouw & Co AB	792,368

	Total Denmark	22,002,842

	Finland — 0.4%
26,395	Metso Oyj	930,610
27,313	Tieto Oyj	853,702
652,754	UPM-Kymmene Oyj	19,642,763

	Total Finland	21,427,075

	France — 12.9%
2,118,107	Air France-KLM *	30,054,803
60,747	Amundi SA	5,416,454
4,563,927	AXA SA	137,704,226
837,339	BNP Paribas SA	63,397,377
107,731	Casino Guichard Perrachon SA	6,551,966
132,571	Christian Dior SE	47,384,374
706,407	CNP Assurances	15,868,454
3,216,416	Credit Agricole SA	54,193,528
31,200	Ipsen SA	3,800,191
17,255	IPSOS	623,174
4,612	Legrand SA	345,205
238,372	Metropole Television SA	6,266,516
578,694	Peugeot SA	11,957,737
466,796	SCOR SE	19,011,950
7,768	Societe BIC SA	901,282
1,605,095	Societe Generale SA	80,770,600
2,579,070	STMicroelectronics NV	58,368,354
2,247,200	STMicroelectronics NV – NY Shares	50,831,664
1,855,520	TOTAL SA	104,883,058

	Total France	698,330,913

	Germany — 12.1%
131,069	ADVA Optical Networking SE *	952,918
627,311	Allianz SE (Registered)	148,154,766
152,880	BASF SE	17,142,903
1,214,916	Bayerische Motoren Werke AG	122,652,233
92,048	Bechtle AG	7,867,241
5,852	Cewe Stiftung & Co KGAA	554,048
1,776,454	Daimler AG (Registered Shares)	147,170,376
2,991,435	Deutsche Lufthansa AG (Registered)	102,930,626
9,759	Diebold Nixdorf AG	852,950
5,773	Duerr AG	727,280
20,395	Evonik Industries AG	761,645
7,958	Fraport AG Frankfurt Airport Services Worldwide	793,328
20,554	Henkel AG & Co KGaA	2,507,618
6,881	Indus Holding AG	508,618
57,696	Jenoptik AG	1,885,606
2,151	Koenig & Bauer AG	164,614
139,310	Leoni AG	10,281,921

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Germany — continued
215,662	RHOEN-KLINIKUM AG	7,509,399
1,293	RTL Group SA	103,227
1,566,640	RWE AG *	35,911,302
6,606	Salzgitter AG	340,489
13,801	Siltronic AG *	2,050,874
228,194	Software AG	12,499,496
23,770	STADA Arzneimittel AG	2,302,297
52,163	Talanx AG	2,147,621
112,851	Volkswagen AG	23,418,687

	Total Germany	652,192,083

	Hong Kong — 4.7%
8,838,600	BOC Hong Kong Holdings Ltd	44,980,657
2,881,600	Champion (REIT)	2,133,074
2,361,100	Dah Sing Banking Group Ltd	5,226,578
469,800	Dah Sing Financial Holdings Ltd	3,015,351
5,255,990	Esprit Holdings Ltd *	2,732,031
4,350,000	Global Brands Group Holding Ltd *	390,943
2,478,900	Hysan Development Co Ltd	13,300,075
5,696,075	I-CABLE Communications Ltd *	163,172
3,000,200	Kerry Properties Ltd	13,283,219
425,791	Link (REIT)	3,811,701
917,200	Luk Fook Holdings International Ltd	4,007,190
3,770,000	Man Wah Holdings Ltd	3,290,220
1,621,000	Pacific Textiles Holdings Ltd	1,704,878
1,075,700	PCCW Ltd	640,404
22,057,100	SJM Holdings Ltd	17,794,914
1,526,200	SmarTone Telecommunications Holdings Ltd	1,825,560
162,400	Swire Properties Ltd	551,768
39,000	Swire Pacific Ltd – Class A	375,112
135,500	Techtronic Industries Co Ltd	785,555
435,800	Television Broadcasts Ltd	1,519,019
51,329,500	WH Group Ltd	54,671,874
5,301,900	Wharf Holdings Ltd (The)	16,772,272
5,301,900	Wharf Real Estate Investment Co Ltd *	32,041,597
2,207,500	Wheelock & Co Ltd	15,191,980
845,075	Xinyi Automobile Glass Hong Kong Enterprises Ltd *	220,208
3,383,800	Yue Yuen Industrial Holdings Ltd	12,107,566

	Total Hong Kong	252,536,918

	Israel — 0.3%
71,321	Bank Hapoalim BM	487,136
274,626	El Al Israel Airlines	124,121
4,169,122	Israel Discount Bank Ltd – Class A *	11,836,556
36,740	Mizrahi Tefahot Bank Ltd	670,458
39,900	SodaStream International Ltd *	2,808,162
10,496	Teva Pharmaceutical Industries Ltd	155,350

	Total Israel	16,081,783

	Italy — 4.3%
474,840	A2A SPA	893,375
78,636	De’ Longhi SPA	2,309,173

Shares	Description	Value ($)
	Italy — continued
6,787,484	Enel SPA	44,098,312
3,284	Eni SPA	54,024
633,637	EXOR NV	38,376,326
4,686,200	Fiat Chrysler Automobiles NV	80,134,020
2,680,968	Hera SPA	9,640,543
1,899,842	Iren SPA	5,824,821
51,526	La Doria SPA	1,035,311
754,646	Recordati SPA	33,949,513
9,720	Reply SPA	559,549
1,229,874	Saras SPA	3,172,933
984,785	Societa Cattolica di Assicurazioni SC	10,686,426
595,147	Telecom Italia SPA *	497,980

	Total Italy	231,232,306

	Japan — 27.3%
19,600	ADEKA Corp	331,784
7,000	Aichi Corp	49,999
1,200	Ain Holdings Inc	81,845
140,800	Alpine Electronics Inc	3,271,584
83,700	AOKI Holdings Inc	1,226,893
23,800	Aoyama Trading Co Ltd	907,806
2,530,800	Asahi Kasei Corp	31,769,559
118,500	Asatsu-DK Inc	3,864,094
127,800	Autobacs Seven Co Ltd	2,451,666
1,989,000	Brother Industries Ltd	49,461,465
909,100	Canon Inc	34,869,073
52,100	Cawachi Ltd	1,299,582
168,000	CKD Corp	3,686,596
6,200	Computer Engineering & Consulting Ltd	140,721
199,500	Concordia Financial Group Ltd	1,098,557
439,600	Cosmo Energy Holdings Co Ltd	13,304,100
21,200	Credit Saison Co Ltd	408,651
29,580	Daikyo Inc	576,881
110,300	Daiwa House Industry Co Ltd	4,051,063
71,100	Daiwabo Holdings Co Ltd	2,793,489
809,700	DCM Holdings Co Ltd	7,828,567
340,640	Denka Co Ltd	12,598,637
434,000	DIC Corp	16,287,039
70,600	Doutor Nichires Holdings Co Ltd	1,689,946
17,300	DTS Corp	573,879
7,500	Ehime Bank Ltd (The)	94,637
116,000	Fuji Electric Co Ltd	822,522
315,200	Fujikura Ltd	2,950,656
10,882,000	Fujitsu Ltd	81,531,261
194,700	Fuji Oil Holdings Inc	5,671,317
238,100	Furukawa Electric Co Ltd	12,652,458
34,400	Fuyo General Lease Co Ltd	2,289,883
170,000	Geo Holdings Corp	3,455,689
23,250	Gunze Ltd	1,221,498
278,940	Hanwa Co Ltd	11,308,803
106,800	Hiroshima Bank Ltd (The)	845,203
13,600	Hitachi Capital Corp	337,391
610,700	Hitachi Chemical Co Ltd	16,154,557

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
8,726,000	Hitachi Ltd	65,381,119
7,200	Hitachi Transport System Ltd	180,013
2,300	Hokuetsu Bank Ltd (The)	51,374
135,300	Horiba Ltd	8,458,976
45,600	House Foods Group Inc	1,488,716
144,900	Idemitsu Kosan Co Ltd	4,888,926
26,700	Isuzu Motors Ltd	424,831
7,503,900	ITOCHU Corp	130,444,998
81,800	Itochu Techno-Solutions Corp	3,446,851
36,700	Kagome Co Ltd	1,361,568
184,600	Kanematsu Corp	2,225,702
261,400	Keihin Corp	5,167,572
61,200	Kohnan Shoji Co Ltd	1,276,953
9,900	Koito Manufacturing Co Ltd	688,011
68,100	Kokuyo Co Ltd	1,294,821
48,900	Kuraray Co Ltd	944,620
8,200	Kyowa Exeo Corp	197,188
29,500	Lasertec Corp	722,285
57,800	Mandom Corp	1,957,596
7,002,800	Marubeni Corp	46,745,716
2,400	Maruwa Co Ltd	153,721
9,758,600	Mitsubishi Chemical Holdings Corp	106,113,829
1,364,000	Mitsubishi Corp	34,305,503
771,700	Mitsubishi Gas Chemical Co Inc	21,665,840
1,424,800	Mitsubishi Tanabe Pharma Corp	30,805,650
2,071,700	Mitsubishi UFJ Financial Group Inc	14,767,324
190,100	Mitsubishi UFJ Lease & Finance Co Ltd	1,089,215
5,241,200	Mitsui & Co Ltd	79,941,865
715,100	Mitsui Chemicals Inc	23,215,042
41,900	Mitsui Mining & Smelting Co Ltd	2,390,720
3,600	Mitsui Sugar Co Ltd	147,971
91,500	Modec Inc	2,203,414
68,200	Morinaga & Co Ltd	3,421,970
171,000	Nachi-Fujikoshi Corp	1,086,149
87,000	Namura Shipbuilding Co Ltd	535,855
429,800	NET One Systems Co Ltd	6,182,033
268,000	Nichias Corp	3,465,186
5,400	Nichiha Corp	210,657
616,300	Nichirei Corp	17,900,296
9,900	Nifco Inc	665,770
127,000	Nippo Corp	3,015,154
53,100	Nippon Chemi-Con Corp	1,795,149
1,069,000	Nippon Light Metal Holdings Co Ltd	2,872,500
21,800	Nippon Paper Industries Co Ltd	418,936
2,563,100	Nippon Telegraph & Telephone Corp	133,804,005
9,160	Nippon Television Holdings Inc	166,126
77,900	Nippon Signal Co Ltd	842,402
119,300	Nishi-Nippon Financial Holdings Inc	1,346,526
95,500	Nisshinbo Holdings Inc	1,341,482
40,200	Nissin Electric Co Ltd	486,109
88,500	Nomura Holdings Inc	535,122
800	NuFlare Technology Inc	53,149
10,500	Okamura Corp	137,887

Shares	Description	Value ($)
	Japan — continued
122,700	Okinawa Electric Power Co (The)	3,216,402
205,800	Onward Holdings Co Ltd	1,684,110
86,600	Open House Co Ltd	4,274,787
452,200	Orient Corp	744,797
12,000	Osaki Electric Co Ltd	85,051
174,100	Pola Orbis Holdings Inc	6,363,339
108,200	Press Kogyo Co Ltd	648,548
1,076,000	Prima Meat Packers Ltd	7,497,107
32,000	Relo Group Inc	853,277
106,200	Rengo Co Ltd	691,170
42,500	Rohm Co Ltd	4,380,076
45,100	Rohto Pharmaceutical Co Ltd	1,160,495
43,300	San-A Co Ltd	2,003,739
6,800	Sankyu Inc	292,031
1,644,900	Sekisui Chemical Co Ltd	31,920,350
268,200	Showa Denko KK	10,027,105
38,200	Softbank Technology Corp	653,468
13,387,400	Sojitz Corp	38,839,677
4,219,000	Sumitomo Chemical Co Ltd	29,587,964
68,600	Sumitomo Dainippon Pharma Co Ltd	997,443
642,400	Sumitomo Forestry Co Ltd	11,095,959
355,260	Sumitomo Heavy Industries Ltd	14,617,486
509,600	Sumitomo Rubber Industries Ltd	9,325,109
15,200	Suzuken Co Ltd	602,344
125,100	Suzuki Motor Corp	6,771,224
162,300	T-Gaia Corp	3,545,831
16,600	Token Corp	2,090,390
9,330	Tokyo Electric Power Co Holdings Inc *	37,600
154,000	Tokyo Electron Ltd	28,651,523
56,000	Toppan Printing Co Ltd	522,956
8,800	Toshiba Plant Systems & Services Corp	166,902
2,697,000	Tosoh Corp	59,967,756
55,500	Towa Pharmaceutical Co Ltd	2,886,374
23,100	Toyoda Gosei Co Ltd	579,291
1,124,300	Toyota Tsusho Corp	42,521,157
31,900	TPR Co Ltd	1,098,126
185,700	TS Tech Co Ltd	7,627,628
87,400	TSI Holdings Co Ltd	666,092
362,000	Tsubakimoto Chain Co	2,882,080
17,000	Tsumura & Co	588,028
430,410	Ube Industries Ltd	12,575,637
6,800	UKC Holdings Corp	117,333
225,800	Valor Holdings Co Ltd	5,281,383
26,600	Warabeya Nichiyo Holdings Co Ltd	710,571
30,500	Yahagi Construction Co Ltd	270,172
46,600	Yamaguchi Financial Group Inc	558,663
625,000	Zeon Corp	8,677,532

	Total Japan	1,478,745,827

	Malta — 0.0%
15,984,486	BGP Holdings Plc (a)	—

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Netherlands — 3.9%
19,741	Aalberts Industries NV	1,007,611
104,679	BinckBank NV	535,449
364,200	Constellium NV – Class A *	3,860,520
19,187	Corbion NV	619,551
193,638	Heineken Holding NV	18,643,010
7,327,507	ING Groep NV	132,409,471
260,495	Philips Lighting NV	9,856,655
268,234	Unilever NV CVA	15,468,756
551,047	Wolters Kluwer NV	28,532,395

	Total Netherlands	210,933,418

	New Zealand — 0.0%
550,314	Air New Zealand Ltd	1,206,877
237,499	Chorus Ltd	644,192
43,683	Fletcher Building Ltd	206,001

	Total New Zealand	2,057,070

	Norway — 2.3%
11,876	Austevoll Seafood ASA	99,957
164,609	Bakkafrost P/F	6,218,679
499,824	BW LPG Ltd *	1,978,565
1,212,569	DNB ASA	22,087,359
12,831	Salmar ASA	376,757
12,295	SpareBank 1 Nord Norge	91,020
2,180,611	Statoil ASA	43,850,451
1,502,199	Storebrand ASA	12,000,586
2,349,508	Subsea 7 SA	34,371,084
45,524	Telenor ASA	1,022,285
16,108	Yara International ASA	715,955

	Total Norway	122,812,698

	Portugal — 0.1%
148,834	Altri SGPS SA	920,699
1,104,709	CTT-Correios de Portugal SA	4,273,301
178,954	Navigator Co SA (The)	890,953
730,139	REN-Redes Energeticas Nacionais SGPS SA	2,142,283

	Total Portugal	8,227,236

	Singapore — 0.3%
537,100	CapitaLand Commercial Trust (REIT)	753,613
9,300	CapitaLand Mall Trust (REIT)	14,154
333,000	Fortune Real Estate Investment Trust	411,483
1,380,400	Mapletree Greater China Commercial Trust (REIT)	1,208,890
706,500	Mapletree Industrial Trust (REIT)	1,032,562
1,078,440	Mapletree Logistics Trust (REIT)	1,016,297
436,000	Venture Corp Ltd	6,803,391
2,497,000	Yangzijiang Shipbuilding Holdings Ltd	2,919,189
93,000	Yanlord Land Group Ltd	114,687

	Total Singapore	14,274,266

Shares	Description	Value ($)
	Spain — 2.7%
584,700	Ebro Foods SA	13,505,987
706,433	Endesa SA	15,752,222
2,458,505	Mapfre SA	8,270,322
5,867,695	Repsol SA	107,614,012
11,674	Viscofan SA	747,757

	Total Spain	145,890,300

	Sweden — 2.9%
200,753	Alfa Laval AB	4,750,985
91,548	Atlas Copco AB – A Shares	3,935,680
55,953	Axfood AB	1,053,637
36,580	Bilia AB – A Shares	341,568
63,284	Castellum AB	1,025,718
6,511	Granges AB	65,250
32,183	Industrivarden AB – C Shares	784,812
60,408	Klovern AB – B Shares	82,282
17,435	NCC AB – B Shares	362,593
2,698,900	Sandvik AB	46,397,643
35,435	Securitas AB – B Shares	622,726
13,261	Skanska AB – B Shares	291,282
113,305	Svenska Cellulosa AB SCA – Class B	1,105,346
23,199	Swedish Match AB	877,740
4,981,840	Volvo AB – B Shares	94,954,304
53,861	Wihlborgs Fastigheter AB	1,254,161

	Total Sweden	157,905,727

	Switzerland — 5.0%
58,679	Ascom Holding AG (Registered)	1,402,402
13,484	Autoneum Holding AG	3,683,379
1,774	Banque Cantonale Vaudoise (Registered)	1,357,187
5,696	BKW AG	337,445
343	Bobst Group SA (Registered)	43,524
2,018	Cembra Money Bank AG *	181,918
372	dormakaba Holding AG *	352,641
3,408	Emmi AG (Registered) *	2,207,749
14,606	EMS-Chemie Holding AG (Registered)	9,749,918
1,736	Forbo Holdings AG (Registered)	2,575,180
17,470	Georg Fischer AG (Registered)	23,023,329
42	Gurit Holding AG *	44,715
12,324	Implenia AG (Registered)	803,434
9,576	Kardex AG (Registered) *	1,119,795
5,439	Komax Holding AG (Registered)	1,709,023
1,191,259	Logitech International SA (Registered)	41,554,523
10,546	Mobilezone Holding AG (Registered)	130,322
238,871	Novartis AG (Registered)	20,494,322
15,041	Roche Holding AG	3,825,572
7,238	Sika AG	56,004,522
1,316	Swatch Group AG (The) (Registered)	93,232
95,878	Swiss Life Holding AG (Registered) *	32,246,042
649,291	Swiss Re AG	60,962,305
1,640	Valora Holding AG (Registered)	558,365
61,457	Vontobel Holding AG (Registered)	3,723,181

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Switzerland — continued
5,161	Zehnder Group AG – Class RG	206,495

	Total Switzerland	268,390,520

	United Kingdom — 13.1%
1,148,407	3i Group Plc	14,007,282
2,171,455	AstraZeneca Plc	140,142,088
779,910	Berkeley Group Holdings Plc (The)	40,265,260
67,143	Bovis Homes Group Plc	1,017,746
1,501,128	British American Tobacco Plc	95,460,196
776,174	Cairn Energy Plc *	2,222,291
1,579,090	Carillion Plc *	357,878
654,275	Coca-Cola HBC AG *	20,968,022
4,316,811	Debenhams Plc	2,298,694
1,177,176	Electrocomponents Plc	10,049,972
28,644	Fenner Plc	149,647
3,499,013	Ferrexpo Plc	11,990,863
7,495,818	Firstgroup Plc *	11,102,250
414,892	Galliford Try Plc	6,632,768
6,956,856	GlaxoSmithKline Plc	120,370,584
24,000	GlaxoSmithKline Plc Sponsored ADR	841,440
133,725	Halfords Group Plc	619,998
335,928	Hunting Plc *	2,462,885
1,895,212	Inchcape Plc	19,113,694
2,796,582	Indivior Plc *	14,035,307
377,441	Intermediate Capital Group Plc	5,444,401
1,865	Jupiter Fund Management Plc	15,115
11,900,542	Lloyds Banking Group Plc	10,620,482
154,003	Mitie Group Plc *	409,179
406,874	National Express Group Plc	2,001,792
30,089	Pearson Plc	287,890
1,889,431	Persimmon Plc	64,897,360
57,252	Playtech Plc	651,197
249,518	QinetiQ Group Plc	729,853
899,033	Reckitt Benckiser Group Plc	78,914,846
98,543	Royal Mail Plc	589,508
70,646	Savills Plc	898,075
376,649	Spectris Plc	12,764,562
357,694	Vesuvius Plc	2,712,147
26,237	Victrex Plc	851,487
66,783	WH Smith Plc	1,887,024
4,563,977	Wm Morrison Supermarkets Plc	13,355,965

	Total United Kingdom	711,139,748

	TOTAL COMMON STOCKS (COST $4,507,629,869)	5,304,118,449

	PREFERRED STOCKS (b) — 1.1%

	Germany — 1.1%
164,043	Jungheinrich AG	7,352,718
275,190	Porsche Automobil Holding SE	23,053,659

Shares	Description	Value ($)
	Germany — continued
131,656	Volkswagen AG	27,948,410

	Total Germany	58,354,787

	TOTAL PREFERRED STOCKS (COST $46,324,441)	58,354,787

	RIGHTS/WARRANTS — 0.0%

	Australia — 0.0%
64,580	Pact Group Holdings Ltd, Expires 12/01/17 * (a)	13,678

	TOTAL RIGHTS/WARRANTS (COST $0)	13,678

	MUTUAL FUNDS — 0.6%

	United States — 0.6%
	Affiliated Issuers — 0.6%
1,224,401	GMO U.S. Treasury Fund	30,585,547

	TOTAL MUTUAL FUNDS (COST $30,597,791)	30,585,547

	SHORT-TERM INVESTMENTS — 0.2%

	Money Market Funds — 0.2%
10,167,815	State Street Institutional Treasury Money Market Fund-Premier Class, 1.02% (c)	10,167,815

	TOTAL SHORT-TERM INVESTMENTS (COST $10,167,815)	10,167,815

	TOTAL INVESTMENTS — 99.9% (Cost $4,594,719,916)	5,403,240,276
	Other Assets and Liabilities (net) — 0.1%	7,613,709

	TOTAL NET ASSETS — 100.0%	$5,410,853,985

A summary of outstanding financial instruments at November 30, 2017 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Buys
386	Mini MSCI EAFE	December 2017	$38,970,560	$190,492

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of November 30, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CVA - Certificaaten van aandelen (Share Certificates)

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs.

(b)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(c)	The rate disclosed is the 7 day net yield as of November 30, 2017.

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 94.5%

	Australia — 3.1%
98	Australia & New Zealand Banking Group Ltd	2,128
61,328	BHP Billiton Ltd	1,279,312
8,833	Caltex Australia Ltd	228,793
18,566	Charter Hall Group (REIT)	88,865
594	Domain Holdings Australia Ltd *	1,564
21,600	Downer EDI Ltd	115,658
5,949	Fairfax Media Ltd	3,197
95,458	Fortescue Metals Group Ltd	333,632
7,761	Goodman Group (REIT)	51,281
17,407	GPT Group (The) (REIT)	71,538
3,103	LendLease Group	37,566
8,193	Mineral Resources Ltd	121,909
24,634	Qantas Airways Ltd	106,275
1,299	Shopping Centres Australasia Property Group (REIT)	2,377
293	Sonic Healthcare Ltd	4,963
1,800	WorleyParsons Ltd *	20,584

	Total Australia	2,469,642

	Austria — 2.9%
27,128	OMV AG	1,689,134
10,882	voestalpine AG	631,925

	Total Austria	2,321,059

	Belgium — 0.1%
84	Ageas	4,131
1,785	bpost SA	55,133

	Total Belgium	59,264

	Denmark — 1.2%
514	AP Moeller – Maersk A/S – Class B	926,711

	Finland — 1.6%
42,112	UPM – Kymmene Oyj	1,267,240

	France — 12.6%
26,033	Air France-KLM *	369,394
380	Amundi SA	33,882
106	Atos SE	15,658
71,181	AXA SA	2,147,695
25,260	BNP Paribas SA	1,912,508
1,930	Christian Dior SE	689,833
2,472	CNP Assurances	55,530
45,335	Credit Agricole SA	763,851
10,657	SCOR SE	434,045
31,192	Societe Generale SA	1,569,625
26,398	STMicroelectronics NV	597,428
27,252	TOTAL SA	1,540,416

	Total France	10,129,865

	Germany — 10.3%
7,716	Allianz SE (Registered)	1,822,321

Shares	Description	Value ($)
	Germany — continued
616	Aurubis AG	51,183
828	BASF SE	92,846
17,959	Bayerische Motoren Werke AG	1,813,057
168	Bechtle AG	14,359
394	Beiersdorf AG	46,922
567	Covestro AG	59,051
26,115	Daimler AG (Registered Shares)	2,163,498
45,561	Deutsche Lufthansa AG (Registered)	1,567,683
63	Henkel AG & Co KGaA	7,686
900	Leoni AG	66,425
715	METRO AG *	13,966
12,162	RWE AG *	278,783
198	Siltronic AG *	29,424
1,937	Uniper SE	57,659
1,009	Volkswagen AG	209,386

	Total Germany	8,294,249

	Hong Kong — 5.7%
108,500	BOC Hong Kong Holdings Ltd	552,169
197,233	I-CABLE Communications Ltd *	5,650
126,000	Link (REIT)	1,127,958
389,000	SJM Holdings Ltd	313,832
2,500	Techtronic Industries Co Ltd	14,494
373,000	WH Group Ltd	397,288
156,000	Wharf Holdings Ltd (The)	493,497
156,000	Wharf Real Estate Investment Co Ltd *	942,773
84,000	Wheelock & Co Ltd	578,087
96,000	Xinyi Glass Holdings Ltd *	117,305
9,500	Yue Yuen Industrial Holdings Ltd	33,992

	Total Hong Kong	4,577,045

	Israel — 0.0%
100	Check Point Software Technologies Ltd *	10,429
400	Teva Pharmaceutical Industries Ltd Sponsored ADR	5,928

	Total Israel	16,357

	Italy — 1.5%
477	De’ Longhi SPA	14,007
1,463	Enel SPA	9,505
7,901	EXOR NV	478,526
33,600	Fiat Chrysler Automobiles NV	574,560
52,473	Saras SPA	135,374
1,860	Societa Cattolica di Assicurazioni SC	20,184
2,141	Unipol Gruppo SPA	9,822

	Total Italy	1,241,978

	Japan — 26.8%
100	Aoyama Trading Co Ltd	3,814
41,100	Asahi Kasei Corp	515,935
16,900	Brother Industries Ltd	420,261
24,000	Canon Inc	920,534
1,100	Daicel Corp	13,096

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
5,900	Daiichi Sankyo Co Ltd	142,196
9,200	Daiwa House Industry Co Ltd	337,895
1,000	DCM Holdings Co Ltd	9,668
1,400	DIC Corp	52,539
100	Disco Corp	22,375
1,900	FUJIFILM Holdings Corp	77,838
5,900	Fujikura Ltd	55,231
135,000	Fujitsu Ltd	1,011,461
100	Fuji Oil Holdings Inc	2,913
3,900	Furukawa Electric Co Ltd	207,243
1,100	Gree Inc	7,192
18,174	Haseko Corp	283,470
1,700	Hino Motors Ltd	20,998
2,400	Hitachi Chemical Co Ltd	63,486
177,000	Hitachi Ltd	1,326,204
400	Horiba Ltd	25,008
700	House Foods Group Inc	22,853
200	Ibiden Co Ltd	3,207
118,800	ITOCHU Corp	2,065,175
100	Itochu Techno-Solutions Corp	4,214
1,100	JSR Corp	21,155
9,640	K’s Holdings Corp	248,809
100	Kagome Co Ltd	3,710
2,000	Kajima Corp	21,061
100	Kobayashi Pharmaceutical Co Ltd	6,318
200	Lion Corp	3,742
203,500	Marubeni Corp	1,358,421
1,300	MINEBEA MITSUMI Inc	25,928
163,900	Mitsubishi Chemical Holdings Corp	1,782,229
5,900	Mitsubishi Corp	148,389
10,000	Mitsubishi Gas Chemical Co Inc	280,755
28,200	Mitsubishi Tanabe Pharma Corp	609,713
91,600	Mitsui & Co Ltd	1,397,137
9,100	Mitsui Chemicals Inc	295,423
100	Mitsui Mining & Smelting Co Ltd	5,706
1,200	Morinaga & Co Ltd	60,211
5,300	Nichirei Corp	153,937
37,300	Nippon Telegraph & Telephone Corp	1,947,208
300	Nissin Foods Holdings Co Ltd	21,717
24,800	Otsuka Holdings Co Ltd	1,099,676
1,200	Resona Holdings Inc	6,390
1,100	Rohm Co Ltd	113,367
1,500	Seiko Epson Corp	36,529
46,000	Sekisui Chemical Co Ltd	892,660
6,700	Showa Denko KK	250,491
245,500	Sojitz Corp	712,247
48,000	Sumitomo Chemical Co Ltd	336,625
900	Sumitomo Corp	14,038
1,100	Sumitomo Dainippon Pharma Co Ltd	15,994
400	Suntory Beverage & Food Ltd	17,312
900	Suzuki Motor Corp	48,714
1,500	Takeda Pharmaceutical Co., Ltd	82,749
1,300	Tokyo Electron Ltd	241,864

Shares	Description	Value ($)
	Japan — continued
28,000	Tokyo Electric Power Co Holdings Inc *	112,841
1,000	Tosoh Corp	22,235
39,700	Toyota Tsusho Corp	1,501,459
200	TS Tech Co Ltd	8,215
500	Tsumura & Co	17,295
800	Ube Industries Ltd	23,374
1,000	Yokohama Rubber Co Ltd (The)	22,536

	Total Japan	21,582,986

	Malta — 0.0%
15,998,662	BGP Holdings Plc (a)	—

	Netherlands — 4.5%
1,724	ASR Nederland NV	70,214
5,294	Heineken Holding NV	509,694
97,091	ING Groep NV	1,754,453
3,354	Philips Lighting NV	126,909
6,630	Unilever NV CVA	382,345
2,000	Unilever NV – NY Shares	115,480
12,317	Wolters Kluwer NV	637,756

	Total Netherlands	3,596,851

	New Zealand — 0.3%
47,795	Fletcher Building Ltd	227,543
2,722	Spark New Zealand Ltd	6,753
	Total New Zealand	234,296

	Norway — 0.4%
692	Bakkafrost P/F	26,143
4,924	DNB ASA	89,692
1,291	Norsk Hydro ASA	8,781
1,129	Storebrand ASA	9,019
14,496	Subsea 7 SA	212,063

	Total Norway	345,698

	Portugal — 0.0%
1,179	CTT-Correios de Portugal SA	4,561

	Singapore — 0.2%
800	DBS Group Holdings Ltd	14,570
9,100	Venture Corp Ltd	141,998

	Total Singapore	156,568

	Spain — 2.3%
98,870	Repsol SA	1,813,284

	Sweden — 2.3%
412	Atlas Copco AB – A Shares	17,712
29,950	Sandvik AB	514,880
990	Svenska Cellulosa AB SCA – Class B	9,658
69,826	Volvo AB – B Shares	1,330,889

	Total Sweden	1,873,139

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Switzerland — 4.8%
127	Baloise Holding AG (Registered)	19,588
78	Georg Fischer AG (Registered)	102,794
174	LafargeHolcim Ltd (Registered) *	9,546
10,197	Logitech International SA (Registered)	355,701
2,189	Nestle SA (Registered)	187,268
898	Novartis AG (Registered)	77,045
259	Roche Holding AG	65,453
123	Sika AG	951,721
89	Swatch Group AG (The) (Registered)	6,305
2,644	Swiss Life Holding AG (Registered) *	889,240
12,911	Swiss Re AG	1,212,221

	Total Switzerland	3,876,882

	United Kingdom — 13.9%
11,885	3i Group Plc	144,963
31,942	AstraZeneca Plc	2,061,483
344	Bellway Plc	16,128
20,568	Berkeley Group Holdings Plc (The)	1,061,886
36,015	British American Tobacco Plc	2,290,277
3,659	Coca-Cola HBC AG *	117,263
17,495	Electrocomponents Plc	149,361
17,935	Ferrexpo Plc	61,462
953	Galliford Try Plc	15,235
77,170	GlaxoSmithKline Plc	1,335,229
500	GlaxoSmithKline Plc Sponsored ADR	17,530
2,198	Hammerson Plc (REIT)	15,449
18,410	Inchcape Plc	185,670
20,279	Indivior Plc *	101,775
734	Intermediate Capital Group Plc	10,588
1,244	J Sainsbury Plc	3,906
337	Johnson Matthey Plc	13,813
3,383	Jupiter Fund Management Plc	27,418
50,615	Kingfisher Plc	228,340
89	Mondi Plc	2,126
36,711	Persimmon Plc	1,260,934
10,705	Reckitt Benckiser Group Plc	939,658
40,659	Royal Mail Plc	243,232
33,988	Sage Group Plc (The)	355,982
103	Spectris Plc	3,491
8,814	WH Smith Plc	249,049
91,721	Wm Morrison Supermarkets Plc	268,411

	Total United Kingdom	11,180,659

	TOTAL COMMON STOCKS (COST $63,966,737)	75,968,334

Shares	Description	Value ($)
	PREFERRED STOCKS (b) — 2.8%

	Germany — 2.8%
21,836	Porsche Automobil Holding SE	1,829,281
2,058	Volkswagen AG	436,880

	Total Germany	2,266,161

	TOTAL PREFERRED STOCKS (COST $1,954,553)	2,266,161

	MUTUAL FUNDS — 1.1%

	United States — 1.1%
	Affiliated Issuers — 1.1%
36,894	GMO U.S. Treasury Fund	921,601

	TOTAL MUTUAL FUNDS (COST $921,970)	921,601

	SHORT-TERM INVESTMENTS — 1.1%

	Money Market Funds — 1.1%
865,018	State Street Institutional Treasury Money Market Fund-Premier Class, 1.02% (c)	865,018

	TOTAL SHORT-TERM INVESTMENTS (COST $865,018)	865,018

	TOTAL INVESTMENTS — 99.5% (Cost $67,708,278)	80,021,114
	Other Assets and Liabilities (net) — 0.5%	463,727

	TOTAL NET ASSETS — 100.0%	$80,484,841

A summary of outstanding financial instruments at November 30, 2017 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Buys
12	Mini MSCI EAFE	December 2017	$1,211,520	$23,035

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of November 30, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CVA - Certificaaten van aandelen (Share Certificates)

REIT	- Real Estate Investment Trust

*	Non-income producing security.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs.

(b)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(c)	The rate disclosed is the 7 day net yield as of November 30, 2017.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 97.5%

	Australia — 3.1%
34,062	Charter Hall Group (REIT)	163,035
2,221	Folkestone Education Trust (REIT)	5,034
29,245	Mineral Resources Ltd	435,157

	Total Australia	603,226

	Austria — 1.7%
15,230	FACC AG *	257,221
2,895	POLYTEC Holding AG	67,934

	Total Austria	325,155

	Belgium — 0.3%
13,513	AGFA-Gevaert NV *	61,531
39	Barco NV	4,166

	Total Belgium	65,697

	Canada — 6.4%
11,800	AGF Management Ltd – Class B	75,182
300	Aimia Inc	826
5,700	Air Canada *	108,641
11,616	BRP Inc Sub Voting	424,700
3,200	Canfor Corp *	65,902
5,300	Cogeco Inc	396,714
36,200	Rogers Sugar Inc	176,490
400	Timbercreek Financial Corp	3,001

	Total Canada	1,251,456

	China — 2.0%
8,000	Agile Group Holdings Ltd	11,604
105,000	China National Materials Co Ltd – Class H	81,067
586,000	China Shanshui Cement Group Ltd * (a)	—
4,000	Fufeng Group Ltd *	2,764
54,000	Powerlong Real Estate Holdings Ltd	24,811
2,000	Sinotruk Hong Kong Ltd	2,218
559,000	Yuzhou Properties Co Ltd	275,782

	Total China	398,246

	Denmark — 0.8%
1,666	Schouw & Co AB	154,018

	Finland — 0.2%
2,286	Finnair Oyj	32,622

	France — 5.9%
30,367	Air France-KLM *	430,892
1,436	Casino Guichard Perrachon SA	87,334
8,089	Derichebourg SA	87,947
930	Euler Hermes Group	134,802
5,965	Metropole Television SA	156,813
6,846	Rallye SA	123,728
3,213	SCOR SE	130,861

	Total France	1,152,377

Shares	Description	Value ($)
	Germany — 8.3%
1,935	Bauer AG	67,133
14,165	Deutsche Lufthansa AG (Registered)	487,396
6,414	Elmos Semiconductor AG	183,368
381	Isra Vision AG	69,972
5,646	Leoni AG	416,709
10,709	Wacker Neuson SE	350,034
1,801	Wuestenrot & Wuerttembergische AG	48,676

	Total Germany	1,623,288

	Hong Kong — 2.1%
87,000	Johnson Electric Holdings Ltd	344,532
362,000	Singamas Container Holdings Ltd	77,854

	Total Hong Kong	422,386

	India — 1.6%
56,402	Andhra Bank *	54,732
370,394	Jaiprakash Associates Ltd *	104,899
5,503	Jammu & Kashmir Bank Ltd (The) *	6,353
77,343	PTC India Ltd	139,627
1,451	Union Bank of India *	3,691

	Total India	309,302

	Indonesia — 0.3%
42,000	Indo Tambangraya Megah Tbk PT	65,775

	Israel — 0.7%
4,573	Nova Measuring Instruments Ltd *	132,519

	Italy — 4.9%
3,259	ACEA SPA	66,198
68,606	Arnoldo Mondadori Editore SPA *	186,981
9,666	ERG SPA	183,800
46,224	Iren SPA	141,721
57,782	Saras SPA	149,071
21,108	Societa Cattolica di Assicurazioni SC	229,054

	Total Italy	956,825

	Japan — 25.3%
1,900	Arakawa Chemical Industries Ltd	41,575
1,400	CKD Corp	30,722
7,300	Dai-ichi Seiko Co Ltd	195,546
7,600	Daiichi Kigenso Kagaku-Kogyo Co Ltd	94,352
1,100	Daiwabo Holdings Co Ltd	43,218
1,100	Denka Co Ltd	40,684
3,100	DIC Corp	116,336
200	Fuji Pharma Co Ltd	7,751
3,100	Fujitsu Frontech Ltd	55,362
4,700	Furukawa Electric Co Ltd	249,754
800	Fuyo General Lease Co Ltd	53,253
3,400	Hokuhoku Financial Group Inc	50,907
3,600	Hosokawa Micron Corp	237,305
3,100	House Foods Group Inc	101,207

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
3,000	Ishihara Sangyo Kaisha Ltd *	54,937
1,200	Itochu Techno-Solutions Corp	50,565
2,200	JSP Corp	74,262
1,400	Kamei Corp	22,682
8,100	Kitz Corp	59,975
7,000	Kyosan Electric Manufacturing Co Ltd	38,984
1,600	Mandom Corp	54,189
300	MCJ Co Ltd	3,034
6,400	Mitsui Mining & Smelting Co Ltd	365,170
3,500	Mixi Inc	163,030
14,700	NET One Systems Co Ltd	211,438
2,700	Nichiha Corp	105,328
8,000	Nippon Soda Co Ltd	53,446
10,000	Nisshin Oillio Group Ltd (The)	308,283
200	Pacific Industrial Co Ltd	2,884
71,000	Prima Meat Packers Ltd	494,698
3,000	Rohto Pharmaceutical Co Ltd	77,195
100	San-A Co Ltd	4,628
500	San-In Godo Bank Ltd (The)	4,544
200	Sanwa Holdings Corp	2,646
800	Shikoku Chemicals Corp	13,119
20,800	Showa Corp	254,173
12,500	Showa Denko KK	467,333
5,000	Sumitomo Bakelite Co Ltd	40,826
5,500	T-Gaia Corp	120,161
700	Takasago International Corp	22,148
7,400	Tatsuta Electric Wire and Cable Co Ltd	56,364
600	Token Corp	75,556
13,000	Toyo Ink SC Holdings Co Ltd	75,492
5,400	Toyo Kohan Co Ltd	22,145
5,400	TS Tech Co Ltd	221,805
3,800	Ube Industries Ltd	111,028
400	Warabeya Nichiyo Holdings Co Ltd	10,685

	Total Japan	4,960,725

	Malaysia — 0.9%
67,300	Berjaya Corp Bhd *	6,177
3,900	Malaysian Pacific Industries Berhad	12,394
124,900	Padini Holdings Berhad	154,234

	Total Malaysia	172,805

	Mexico — 0.8%
130,600	Genomma Lab Internacional SAB de CV – Class B *	154,953

	Netherlands — 1.7%
1,717	ASR Nederland NV	69,929
2,200	Constellium NV – Class A *	23,320
6,326	Philips Lighting NV	239,364

	Total Netherlands	332,613

Shares	Description	Value ($)
	Norway — 1.4%
126,247	Kongsberg Automotive ASA *	158,542
56,851	Kvaerner ASA *	105,944
1,541	Selvaag Bolig ASA	5,495

	Total Norway	269,981

	Poland — 0.8%
14,771	Enea SA	49,761
32,388	Energa SA	110,860

	Total Poland	160,621

	Portugal — 0.2%
9,905	Navigator Co SA (The)	49,314

	Singapore — 3.0%
12,800	Venture Corp Ltd	199,732
311,200	Yanlord Land Group Ltd	383,771

	Total Singapore	583,503

	South Africa — 0.5%
20,751	Blue Label Telecoms Ltd	24,139
6,757	Wilson Bayly Holmes-Ovcon Ltd	73,923

	Total South Africa	98,062

	South Korea — 4.8%
1,699	DongKook Pharmaceutical Co Ltd	96,734
1,503	Hyundai Corp	28,241
141	Hyundai Home Shopping Network Corp	16,957
19,649	Kwang Dong Pharmaceutical Co Ltd	160,662
1,502	Kyungdong Pharm Co Ltd	31,638
2,038	LF Corp	57,571
7,303	LOTTE Himart Co Ltd	507,746
224	Samjin Pharmaceutical Co Ltd	7,522
426	SeAH Steel Corp	37,673

	Total South Korea	944,744

	Spain — 0.9%
27,952	Ence Energia y Celulosa SA	182,628

	Sweden — 0.8%
1,390	Bufab AB	16,772
1,726	Hemfosa Fastigheter AB	22,679
8,771	Mr. Green & Co AB *	55,075
722	New Wave Group AB – B Shares	4,643
531	Nolato AB – B Shares	34,177
2,048	Tethys Oil AB	15,290

	Total Sweden	148,636

	Switzerland — 4.5%
2,649	ALSO Holding AG (Registered) *	355,874
3,353	Bobst Group SA (Registered)	425,467
82	Georg Fischer AG (Registered)	108,066

	Total Switzerland	889,407

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Taiwan — 1.9%
4,000	Alpha Networks Inc	3,336
8,000	China Motor Corp	7,189
71,000	Coretronic Corp	79,407
49,000	Elitegroup Computer Systems Co Ltd *	31,888
9,000	Farglory Land Development Co Ltd	9,506
31,000	Great Wall Enterprise Co Ltd	34,867
18,000	Lotes Co Ltd	102,416
12,000	Mitac Holdings Corp	14,473
31,000	Radiant Opto-Electronics Corp	67,421
3,000	Senao International Co Ltd	5,166
9,000	Syncmold Enterprise Corp	19,886
2,000	Tripod Technology Corp	6,481

	Total Taiwan	382,036

	United Kingdom — 11.6%
10,668	888 Holdings Plc	37,417
123	Bellway Plc	5,767
2,427	Burford Capital Ltd	40,417
547	Close Brothers Group Plc	10,505
6,980	Computacenter Plc	106,380
34,817	EI Group Plc *	69,552
23,974	Electrocomponents Plc	204,675
12,876	Evraz Plc	49,884
7,161	Fenner Plc	37,412
3,631	Games Workshop Group Plc	96,026
65,507	Jupiter Fund Management Plc	530,913
1,256	McBride Plc *	3,830
19,896	Morgan Sindall Group Plc	369,003
14,348	N Brown Group Plc	54,775
46,584	RPS Group Plc	171,459
6,614	Savills Plc	84,079
1,111	Spirent Communications Plc	1,587
10,436	SThree Plc	48,382
35,683	Stock Spirits Group Plc	127,754
23,474	Vesuvius Plc	177,987
4,744	Workspace Group Plc (REIT)	59,915

	Total United Kingdom	2,287,719

	United States — 0.1%
1,500	OM Asset Management Plc	24,600

	TOTAL COMMON STOCKS (COST $17,589,804)	19,135,239

	PREFERRED STOCKS (b) — 1.4%

	Brazil — 0.0%
2,300	Metalurgica Gerdau SA	3,562

	Germany — 1.4%
3,268	Draegerwerk AG & Co KGaA	273,994

	TOTAL PREFERRED STOCKS (COST $352,198)	277,556

Shares	Description	Value ($)
	INVESTMENT FUNDS — 0.0%

	Thailand — 0.0%
7,210	Jasmine Broadband Internet Infrastructure Fund	2,607

	TOTAL INVESTMENT FUNDS (COST $2,015)	2,607

	MUTUAL FUNDS — 0.0%

	United States — 0.0%
	Affiliated Issuers — 0.0%
223	GMO U.S. Treasury Fund	5,568

	TOTAL MUTUAL FUNDS (COST $5,570)	5,568

	SHORT-TERM INVESTMENTS — 2.0%

	Money Market Funds — 2.0%
395,317	State Street Institutional Treasury Money Market Fund-Premier Class, 1.02% (c)	395,317

	TOTAL SHORT-TERM INVESTMENTS (COST $395,317)	395,317

	TOTAL INVESTMENTS — 100.9% (Cost $18,344,904)	19,816,287
	Other Assets and Liabilities (net) — (0.9%)	(180,536)

	TOTAL NET ASSETS — 100.0%	$19,635,751

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs.

(b)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(c)	The rate disclosed is the 7 day net yield as of November 30, 2017.

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.4%

	Banks — 4.0%
2,974,769	US Bancorp	164,058,510
3,108,963	Wells Fargo & Co.	175,563,141

	Total Banks	339,621,651

	Capital Goods — 6.4%
787,407	3M Co.	191,450,138
1,845,525	Emerson Electric Co.	119,626,931
528,619	Honeywell International, Inc.	82,443,419
1,189,111	United Technologies Corp.	144,417,531

	Total Capital Goods	537,938,019

	Consumer Durables & Apparel — 1.5%
231,625	LVMH Moet Hennessy Louis Vuitton SE	67,474,998
859,911	VF Corp.	62,739,106

	Total Consumer Durables & Apparel	130,214,104

	Consumer Services — 0.4%
1,486,871	Compass Group Plc	30,154,892

	Diversified Financials — 2.6%
2,210,292	American Express Co.	215,967,631

	Energy — 0.8%
1,123,622	Schlumberger Ltd.	70,619,643

	Food & Staples Retailing — 2.8%
978,490	Costco Wholesale Corp.	180,462,911
758,673	CVS Health Corp.	58,114,352

	Total Food & Staples Retailing	238,577,263

	Food, Beverage & Tobacco — 6.4%
2,636,014	British American Tobacco Plc	167,630,218
2,507,302	Coca-Cola Co. (The)	114,759,213
1,433,702	Nestle SA (Registered)	122,652,528
286,326	PepsiCo, Inc.	33,362,705
1,002,165	Philip Morris International, Inc.	102,972,454

	Total Food, Beverage & Tobacco	541,377,118

	Health Care Equipment & Services — 16.1%
3,431,144	Abbott Laboratories	193,413,587
571,516	Anthem, Inc.	134,283,399
371,672	Becton Dickinson and Co.	84,819,267
373,331	Humana, Inc.	97,387,125
2,881,435	Medtronic Plc	236,652,256
750,387	Stryker Corp.	117,060,372
1,906,745	UnitedHealth Group, Inc.	435,062,007
456,267	Zimmer Biomet Holdings, Inc.	53,428,866

	Total Health Care Equipment & Services	1,352,106,879

Shares	Description	Value ($)
	Household & Personal Products — 3.0%
757,030	Reckitt Benckiser Group Plc	66,450,182
3,321,333	Unilever Plc	187,350,485

	Total Household & Personal Products	253,800,667

	Materials — 1.6%
1,124,110	Monsanto Co.	133,027,177

	Pharmaceuticals, Biotechnology & Life Sciences — 7.1%
529,876	Eli Lilly & Co.	44,848,705
2,928,340	Johnson & Johnson	408,005,612
355,789	Novartis AG (Registered)	30,525,490
1,929,243	Pfizer, Inc.	69,954,351
164,353	Roche Holding AG	41,534,453

	Total Pharmaceuticals, Biotechnology & Life Sciences	594,868,611

	Retailing — 0.5%
556,449	TJX Cos, Inc. (The)	42,039,722

	Semiconductors & Semiconductor Equipment — 6.4%
394,974	Analog Devices, Inc.	34,011,211
3,729,349	QUALCOMM, Inc.	247,405,013
20,700,577	Taiwan Semiconductor Manufacturing Co Ltd	156,362,985
1,020,348	Texas Instruments, Inc.	99,269,657

	Total Semiconductors & Semiconductor Equipment	537,048,866

	Software & Services — 27.5%
1,635,548	Accenture Plc – Class A	242,077,460
297,664	Alphabet, Inc. – Class A*	308,430,507
273,940	Alphabet, Inc. – Class C*	279,805,056
2,704,994	Cognizant Technology Solutions Corp. – Class A	195,516,966
708,807	Mastercard, Inc. – Class A	106,654,189
7,218,925	Microsoft Corp.	607,616,917
9,448,714	Oracle Corp.	463,553,909
619,691	SAP SE	70,057,431
1,159,813	Teradata Corp.*	44,084,492

	Total Software & Services	2,317,796,927

	Technology Hardware & Equipment — 9.3%
542,979	Amphenol Corp. – Class A	49,188,468
2,943,315	Apple, Inc.	505,808,682
6,172,599	Cisco Systems, Inc.	230,237,943

	Total Technology Hardware & Equipment	785,235,093

	TOTAL COMMON STOCKS (COST $5,518,955,470)	8,120,394,263

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 0.6%

	Affiliated Issuers — 0.6%
2,214,339	GMO U.S. Treasury Fund	55,314,183

	TOTAL MUTUAL FUNDS (COST $55,314,183)	55,314,183

	SHORT-TERM INVESTMENTS — 3.1%

	Money Market Funds — 0.4%
32,874,063	State Street Institutional Treasury Money Market Fund-Premier Class, 1.02% (a)	32,874,063

	U.S. Government — 2.7%
44,000,000	U.S. Treasury Bill, 1.27%, due 03/22/18 (b)	43,828,212
75,000,000	U.S. Treasury Bill, 1.28%, due 03/29/18 (b)	74,684,719
78,000,000	U.S. Treasury Bill, 1.30%, due 04/12/18 (b)	77,628,200
22,000,000	U.S. Treasury Bill, 1.32%, due 05/03/18 (b)	21,877,047
10,000,000	U.S. Treasury Bill, 1.36%, due 05/10/18 (b)	9,939,889

	Total U.S. Government	227,958,067

	TOTAL SHORT-TERM INVESTMENTS (COST $260,902,160)	260,832,130

	TOTAL INVESTMENTS — 100.1% (Cost $5,835,171,813)	8,436,540,576
	Other Assets and Liabilities (net) — (0.1%)	(10,786,806)

	TOTAL NET ASSETS — 100.0%	$8,425,753,770

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2017.

(b)	The rate shown represents yield-to-maturity.

Country Summary¤	% of Investments
United States	88.5%
United Kingdom	5.5
Switzerland	2.4
Taiwan	1.9
Other Developed	1.7 ‡

100.0%

¤	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 88.3%

	Argentina — 1.1%
255,900	Adecoagro SA *	2,505,261

	Australia — 2.4%
134,548	Beach Energy Ltd	107,936
166,459	Mineral Resources Ltd	2,476,858
179,617	Sandfire Resources NL	850,526
151,449	Tassal Group Ltd	458,220
29,379	Woodside Petroleum Ltd	693,821
77,758	WorleyParsons Ltd *	889,215

	Total Australia	5,476,576

	Austria — 0.9%
33,900	OMV AG	2,110,794

	Brazil — 0.6%
92,900	Cosan SA Industria e Comercio	1,015,874
67,057	Sao Martinho SA	350,310

	Total Brazil	1,366,184

	Canada — 1.8%
5,151	Agrium Inc	565,985
117,800	Canadian Solar Inc *	2,116,866
45,100	Potash Corp of Saskatchewan Inc	885,116
32,529	Potash Corp of Saskatchewan Inc	639,195

	Total Canada	4,207,162

	China — 2.2%
1,370,000	China High Speed Transmission Equipment Group Co Ltd	1,659,756
392,000	China Oilfield Services Ltd – Class H	363,364
312,000	First Tractor Co Ltd – Class H	129,774
2,045,000	Hilong Holding Ltd	296,517
1,953,800	Xinjiang Goldwind Science & Technology Co Ltd – Class H	2,641,199

	Total China	5,090,610

	Colombia — 0.5%
1,929,075	Ecopetrol SA	1,119,138

	Denmark — 2.4%
87,006	Vestas Wind Systems A/S	5,547,736

	Finland — 0.2%
29,279	Kemira Oyj	379,808

	France — 3.2%
86,807	Suez	1,599,289
78,997	TOTAL SA	4,465,297
53,280	Veolia Environnement SA	1,346,614

	Total France	7,411,200

Shares	Description	Value ($)
	Germany — 1.3%
123,079	K+S AG (Registered)	2,886,195

	Hungary — 0.7%
141,856	MOL Hungarian Oil & Gas Plc	1,643,050

	India — 0.5%
436,078	Oil & Natural Gas Corp Ltd	1,225,723

	Israel — 1.6%
568,211	Israel Chemicals Ltd	2,315,104
5,792	Israel Corp Ltd (The) *	998,443
7,463	Jerusalem Oil Exploration *	405,152

	Total Israel	3,718,699

	Italy — 0.5%
253,431	Saipem SPA *	1,017,770

	Japan — 5.2%
26,500	ADEKA Corp	448,585
39,900	Ebara Corp	1,575,774
177,400	Hitachi Zosen Corp	922,913
17,300	Japan Petroleum Exploration Co Ltd	398,950
115,600	Mitsubishi Materials Corp	3,892,271
18,100	Modec Inc	435,867
15,800	Nittetsu Mining Co Ltd	1,081,944
44,600	Shinko Plantech Co Ltd	454,568
57,200	Sumitomo Forestry Co Ltd	987,996
18,621	Sumitomo Metal Mining Co Ltd	727,945
36,300	Takuma Co Ltd	529,162
13,300	Toyo Kanetsu KK	499,003

	Total Japan	11,954,978

	Kazakhstan — 0.2%
42,098	KazMunaiGas Exploration Production JSC GDR (Registered Shares)	489,915

	Norway — 6.8%
223,843	Austevoll Seafood ASA	1,884,029
22,788	Bakkafrost P/F	860,896
170,640	Grieg Seafood ASA	1,556,553
170,849	Leroy Seafood Group ASA	936,449
77,779	Ocean Yield ASA	636,896
139,127	Petroleum Geo-Services ASA *	208,749
38,572	Salmar ASA	1,132,590
144,471	Statoil ASA	2,905,203
114,844	Subsea 7 SA	1,680,059
82,701	Yara International ASA	3,675,823

	Total Norway	15,477,247

	Poland — 2.1%
136,531	KGHM Polska Miedz SA	4,122,785
384,300	Polskie Gornictwo Naftowe i Gazownictwo SA	657,217

	Total Poland	4,780,002

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Qatar — 0.1%
56,887	Gulf International Services QSC	234,725

	Russia — 10.3%
1,047,000	Gazprom Neft PJSC	4,497,241
93,778	LUKOIL PJSC Sponsored ADR	5,217,880
26,176	Novatek PJSC Sponsored GDR (Registered)	2,967,396
106,208	PhosAgro PJSC GDR (Registered)	1,594,622
417,406	Ros Agro Plc GDR (Registered)	4,982,185
349,918	Rosneft Oil Co PJSC GDR (Registered)	1,728,959
9	Surgutneftegas OJSC	4
48,120	Tatneft PJSC Sponsored ADR	2,276,022
56,165	TMK PJSC GDR (Registered)	300,797

	Total Russia	23,565,106

	Singapore — 0.2%
3,529,686	Ezion Holdings Ltd * (a)	515,607
2,725,600	Ezra Holdings Ltd * (a)	22,232

	Total Singapore	537,839

	South Africa — 1.8%
97,350	African Rainbow Minerals Ltd	863,228
91,016	Sasol Ltd	2,858,511
37,944	Tongaat Hulett Ltd	294,642

	Total South Africa	4,016,381

	South Korea — 0.3%
1,288	Korea Zinc Co Ltd	577,370

	Spain — 1.5%
165,187	Repsol SA	3,029,544
10,383	Tecnicas Reunidas SA	316,930

	Total Spain	3,346,474

	Sweden — 0.9%
51,441	Boliden AB	1,628,381
40,634	Tethys Oil AB	303,358

	Total Sweden	1,931,739

	Thailand — 1.9%
1,258,000	Esso Thailand PCL (Foreign Registered) *	636,050
408,864	PTT Exploration & Production Pcl (Foreign Registered)	1,143,267
209,721	PTT Pcl (Foreign Registered)	2,651,883

	Total Thailand	4,431,200

	Ukraine — 0.8%
143,449	Kernel Holding SA	1,930,734

	United Kingdom — 22.3%
546,534	Anglo American Plc	10,049,023
454,838	BHP Billiton Plc	8,272,512
203,190	BP Plc	1,353,292

Shares	Description	Value ($)
	United Kingdom — continued
967,892	EnQuest Plc *	360,773
1,846,536	Glencore Plc *	8,494,691
318,526	John Wood Group Plc	3,124,110
181,399	Petrofac Ltd	1,033,914
68,194	Polypipe Group Plc	340,561
295,910	Premier Oil Plc *	278,651
254,431	Rio Tinto Plc	12,045,932
124,767	Royal Dutch Shell Plc A Shares (London)	3,989,681
53,168	Royal Dutch Shell Plc B Shares (London)	1,722,680

	Total United Kingdom	51,065,820

	United States — 14.0%
161,802	Chesapeake Energy Corp. *	658,534
9,800	Deere & Co.	1,468,628
237,908	Denbury Resources, Inc. *	416,339
49,100	Diamond Offshore Drilling, Inc. *	787,564
327,184	Ensco Plc – Class A	1,756,978
43,600	First Solar, Inc. *	2,707,560
717,654	Freeport-McMoRan, Inc. *	9,989,744
105,618	Gran Tierra Energy, Inc. *	237,641
34,260	Mosaic Co. (The)	832,175
203,700	Noble Corp Plc *	851,466
58,700	Renewable Energy Group, Inc. *	666,245
16,400	Rexnord Corp. *	408,688
73,100	Rowan Cos., Plc – Class A *	1,057,757
261,555	SolarEdge Technologies, Inc. *	9,520,602
30,064	Unit Corp. *	643,069

	Total United States	32,002,990

	TOTAL COMMON STOCKS (COST $152,519,479)	202,048,426

	PREFERRED STOCKS (b) — 10.5%

	Brazil — 4.7%
1,384,599	Bradespar SA	10,704,462

	Chile — 3.8%
158,778	Sociedad Quimica y Minera de Chile SA Sponsored ADR	8,624,821

	Russia — 2.0%
30,685	Bashneft PJSC	786,292
5,243,684	Surgutneftegas OJSC	2,549,802
206,601	Tatneft PJSC	1,250,010

	Total Russia	4,586,104

	TOTAL PREFERRED STOCKS (COST $11,033,376)	23,915,387

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 0.8%

	United States — 0.8%
	Affiliated Issuers — 0.8%
73,511	GMO U.S. Treasury Fund	1,836,313

	TOTAL MUTUAL FUNDS (COST $1,836,549)	1,836,313

	SHORT-TERM INVESTMENTS — 0.2%

	Money Market Funds — 0.2%
494,386	State Street Institutional Treasury Money Market Fund-Premier Class, 1.02% (c)	494,386

	TOTAL SHORT-TERM INVESTMENTS (COST $494,386)	494,386

	TOTAL INVESTMENTS — 99.8% (Cost $165,883,790)	228,294,512
	Other Assets and Liabilities (net) — 0.2%	403,782

	TOTAL NET ASSETS — 100.0%	$228,698,294

Notes to Schedule of Investments:

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depositary Receipt

JSC - Joint-Stock Company

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

*	Non-income producing security.

(a)	Investment valued using significant unobservable inputs.

(b)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(c)	The rate disclosed is the 7 day net yield as of November 30, 2017.

GMO Risk Premium Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†/ Shares	Description	Value ($)
	DEBT OBLIGATIONS — 49.7%

	U.S. Government — 36.4%
28,200,000	U.S. Treasury Note, 2.88%, due 03/31/18	28,335,492
30,000,000	U.S. Treasury Note, 1.00%, due 11/30/18 (a)	29,801,953
25,000,000	U.S. Treasury Note, USBM + 0.05%, 1.34% due 10/31/19	25,003,761

	Total U.S. Government	83,141,206

	U.S. Government Agency — 13.3%
10,000,000	Federal Home Loan Bank, Variable Rate, 1.18%, 1 mo. U.S. LIBOR — 0.11%, due 04/22/19	9,992,271
10,000,000	Federal Home Loan Bank, Variable Rate, 3 mo. U.S. LIBOR — 0.16%, 1.15%, due 06/12/19	10,000,286

	Total U.S. Government Agency	19,992,557

	TOTAL DEBT OBLIGATIONS (COST $103,221,683)	103,133,763

	SHORT-TERM INVESTMENTS — 45.7%

	Money Market Funds — 0.3%
456,556	State Street Institutional Treasury Money Market Fund-Premier Class, 1.02% (b)	456,556

Par Value†	Description	Value ($)
	U.S. Government — 29.5%
16,000,000	U.S. Treasury Note, 1.50%, due 08/31/18 (a)	15,990,625

	U.S. Government Agency — 15.9%
21,000,000	Federal Home Loan Bank Discount Notes, Zero Coupon, due 01/12/18	20,969,382
3,000,000	Federal Home Loan Bank, Variable Rate, 3 mo. LIBOR — 0.25%, 1.11%, due 10/18/18	2,998,104

	Total U.S. Government Agency	23,967,486

	TOTAL SHORT-TERM INVESTMENTS (COST $40,439,359)	40,414,667

	TOTAL INVESTMENTS — 95.4% (Cost $143,661,042)	143,548,430
	Other Assets and Liabilities (net) — 4.6%	6,842,993

	TOTAL NET ASSETS — 100.0%	$150,391,423

A summary of outstanding financial instruments at November 30, 2017 is as follows:

Written Options

Index Options — Puts

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount		Value ($)
Euro STOXX 50	GS	3,550.00	12/15/17	2,313	EUR	82,572,481	$(670,005)
S&P 500 Index	MSLC	2,605.00	12/01/17	199	USD	52,686,842	(14,925)

			TOTAL INDEX OPTIONS — PUTS (Premiums $1,456,241)				$(684,930)

As of November 30, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

USBM - U.S. Treasury 3 Month Bill Money Market Yield.

The rates shown on variable rate notes are the current interest rates at November 30, 2017, which are subject to change based on the terms of the security.

†	Denominated in U.S. Dollar, unless otherwise indicated.
(a)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(b)	The rate disclosed is the 7 day net yield as of November 30, 2017.

Counterparty Abbreviations:

MSLC - Morgan Stanley & Co. LLC

GS - Goldman Sachs International

Currency Abbreviations:

EUR - Euro

USD - United States Dollar

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.3%

	Australia — 3.4%
38,651	BHP Billiton Ltd	806,266
49,973	BlueScope Steel Ltd	518,919
8,683	Caltex Australia Ltd	224,908
1,802	Challenger Ltd	19,202
4,395	Charter Hall Group (REIT)	21,036
1,735	CIMIC Group Ltd	67,495
5,142	Costa Group Holdings Ltd	24,618
1,982	CSL Ltd	215,553
34,859	CSR Ltd	121,964
19,786	Dexus (REIT)	155,652
9,716	Downer EDI Ltd	52,025
12,973	Genworth Mortgage Insurance Australia Ltd	31,313
3,859	Goodman Group (REIT)	25,498
5,099	GPT Group (The) (REIT)	20,955
4,574	Investa Office Fund (REIT)	16,711
15,676	LendLease Group	189,780
11,525	Mineral Resources Ltd	171,488
22,167	OZ Minerals Ltd	141,216
6,055	Primary Health Care Ltd	17,047
4,324	Qantas Airways Ltd	18,654
5,064	Rio Tinto Ltd	273,655
67,518	South32 Ltd	165,238
29,653	Stockland (REIT)	105,921
6,287	Suncorp Group Ltd	68,528
3,440	Wesfarmers Ltd	114,749
16,479	WorleyParsons Ltd *	188,449

	Total Australia	3,776,840

	Austria — 1.3%
11,091	OMV AG	690,585
6,409	Raiffeisen Bank International AG *	226,534
8,782	voestalpine AG	509,977

	Total Austria	1,427,096

	Belgium — 0.2%
4,398	Ageas	216,283
4,294	AGFA-Gevaert NV *	19,553
158	Groupe Bruxelles Lambert SA	17,009

	Total Belgium	252,845

	Brazil — 0.4%
6,400	B3 SA – Brasil Bolsa Balcao	45,437
4,000	Banco do Brasil SA	36,528
3,200	Centrais Eletricas Brasileiras SA *	18,272
2,000	Cia de Saneamento Basico do Estado de Sao Paulo	19,964
5,300	JBS SA	12,797
5,000	Kroton Educacional SA	27,606
4,400	MRV Engenharia e Participacoes SA	17,948
1,000	Tim Participacoes SA ADR	17,940

Shares	Description	Value ($)
	Brazil — continued
4,000	Transmissora Alianca de Energia Eletrica SA	26,021
3,888	Vale SA	41,603
14,883	Vale SA	159,760
400	Via Varejo SA *	2,666

	Total Brazil	426,542

	China — 3.1%
6,000	Agile Group Holdings Ltd	8,703
368,000	Agricultural Bank of China Ltd – Class H	171,946
800	Alibaba Group Holding Ltd Sponsored ADR *	141,664
8,000	Anhui Conch Cement Co Ltd – Class H	38,531
10,000	ANTA Sports Products Ltd	44,814
11,000	BAIC Motor Corp Ltd – Class H	13,024
42,000	Beijing Capital International Airport Co Ltd – Class H	62,199
12,000	Brilliance China Automotive Holdings Ltd	31,602
35,000	China Communications Construction Co Ltd – Class H	39,130
102,000	China Communications Services Corp Ltd – Class H	64,962
46,000	China Evergrande Group *	152,672
7,000	China Lesso Group Holdings Ltd	4,486
2,000	China Mengniu Dairy Co Ltd *	5,095
140,000	China National Building Material Co Ltd – Class H	129,248
12,000	China National Materials Co Ltd – Class H	9,265
240,000	China Petroleum & Chemical Corp – Class H	172,266
51,000	China Railway Construction Corp Ltd – Class H	60,549
82,000	China Resources Cement Holdings Ltd	54,361
38,000	China Shenhua Energy Co Ltd – Class H	93,963
4,000	China Southern Airlines Co Ltd – Class H	3,587
348,000	China Telecom Corp Ltd – Class H	168,590
300	China Yuchai International Ltd	7,875
7,000	Chongqing Rural Commercial Bank Co Ltd – Class H	4,980
41,000	Country Garden Holdings Co Ltd	64,976
70,000	Dongfeng Motor Group Co Ltd – Class H	88,392
88,000	Geely Automobile Holdings Ltd	308,870
2,000	Guangdong Investment Ltd	2,694
33,600	Guangzhou R&F Properties Co Ltd – Class H	72,175
12,000	Haier Electronics Group Co Ltd *	32,373
12,000	Haitian International Holdings Ltd	35,207
20,000	Harbin Electric Co Ltd – Class H	8,460
39,000	Huabao International Holdings Ltd	25,057
28,000	Jiangsu Expressway Co Ltd – Class H	38,447
8,000	Jiangxi Copper Co Ltd – Class H	12,524
22,500	Kingboard Chemical Holdings Ltd	129,478
32,000	Kingboard Laminates Holdings Ltd	53,171
31,000	Lee & Man Paper Manufacturing Ltd	36,536
6,000	Longfor Properties Co Ltd	14,146
17,000	Lonking Holdings Ltd	6,057
10,000	Nine Dragons Paper Holdings Ltd	16,651

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	China — continued
13,000	People’s Insurance Co Group of China Ltd (The) – Class H	6,731
1,500	Ping An Insurance Group Co of China Ltd – Class H	14,885
13,000	Shanghai Industrial Holdings Ltd	36,824
21,400	Shanghai Pharmaceuticals Holding Co Ltd – Class H	53,925
24,000	Shenzhen Expressway Co Ltd – Class H	23,182
34,500	Shimao Property Holdings Ltd	67,617
500	SINA Corp *	48,885
14,000	Sino Biopharmaceutical Ltd	18,406
43,500	Sinopec Engineering Group Co Ltd – Class H	36,257
7,600	Sinopharm Group Co Ltd – Class H	30,008
10,500	Sinotruk Hong Kong Ltd	11,646
8,300	Tencent Holdings Ltd	424,969
39,000	TravelSky Technology Ltd – Class H	107,092
31,000	Weichai Power Co Ltd – Class H	34,669
48,000	Zhejiang Expressway Co Ltd – Class H	57,698

	Total China	3,401,520

	Colombia — 0.0%
2,700	Ecopetrol SA Sponsored ADR	31,320

	Denmark — 0.2%
33	AP Moeller – Maersk A/S – Class B	59,497
3,900	Danske Bank A/S	145,591
528	Schouw & Co AB	48,812

	Total Denmark	253,900

	Finland — 0.8%
339	Amer Sports Oyj *	8,903
26,852	Nokia Oyj	134,367
23,276	UPM-Kymmene Oyj	700,425

	Total Finland	843,695

	France — 11.9%
33,280	Air France-KLM *	472,225
710	Amundi SA	63,307
3,858	Atos SE	569,875
38,478	AXA SA	1,160,970
18,555	BNP Paribas SA	1,404,853
7,588	Bouygues SA	392,220
1,401	Casino Guichard Perrachon SA	85,206
2,479	Christian Dior SE	886,060
425	Cie de Saint-Gobain	24,223
4,044	Cie Generale des Etablissements Michelin	586,402
113	Cie Plastic Omnium SA	4,891
8,094	CNP Assurances	181,821
26,249	Credit Agricole SA	442,271
5,026	Derichebourg SA	54,645
504	Ipsen SA	61,388
1,013	IPSOS	36,585
665	Jacquet Metal Service	20,692

Shares	Description	Value ($)
	France — continued
2,180	L’Oreal SA	482,203
1,262	LVMH Moet Hennessy Louis Vuitton SE	367,635
514	MGI Coutier	20,613
2,603	Natixis SA	21,102
303	Nexity SA *	18,548
23,999	Peugeot SA	495,899
2,246	Rallye SA	40,592
4,517	Renault SA	458,644
6,651	Sanofi	606,701
2,455	Schneider Electric SE *	210,984
1,285	SCOR SE	52,336
477	SEB SA	87,837
35,379	Societe Generale SA	1,780,320
45,223	STMicroelectronics NV	1,023,467
18,000	STMicroelectronics NV – NY Shares	407,160
9,018	TOTAL SA	509,741
1,773	Valeo SA	128,572

	Total France	13,159,988

	Germany — 10.9%
8,122	Allianz SE (Registered)	1,918,208
3,476	BASF SE	389,775
7,529	Bayer AG	961,025
15,189	Bayerische Motoren Werke AG	1,533,410
119	bet-at-home.com AG	14,573
247	Cewe Stiftung & Co KGAA	23,385
309	Covestro AG	32,181
18,136	Daimler AG (Registered Shares)	1,502,477
53,744	Deutsche Lufthansa AG (Registered)	1,849,247
2,633	Deutsche Post AG (Registered)	125,332
2,437	Deutz AG	20,360
4,446	Duerr AG	560,105
806	Elmos Semiconductor AG	23,043
134	Fielmann AG	11,702
7,415	Freenet AG	281,321
919	Grammer AG	55,967
1,909	Hannover Rueck SE	251,260
111	Isra Vision AG	20,386
795	Jenoptik AG	25,982
549	Koenig & Bauer AG	42,014
6,089	Leoni AG	449,405
2,894	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	644,936
21,843	RWE AG *	500,696
3,260	Siemens AG (Registered)	443,154
494	Siltronic AG *	73,410
343	STADA Arzneimittel AG	33,222
2,389	Talanx AG *	98,358
1,970	Uniper SE	58,641
236	Volkswagen AG	48,974
1,594	Wacker Neuson SE	52,101
252	Washtec AG	23,091

	Total Germany	12,067,741

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Greece — 0.0%
559	Mytilineos Holdings SA *	6,078

	Hong Kong — 2.6%
92,500	BOC Hong Kong Holdings Ltd	470,743
1,000	CLP Holdings Ltd	10,197
21,200	Dah Sing Banking Group Ltd	46,929
20,000	First Pacific Co Ltd	14,959
3,000	Hysan Development Co Ltd	16,096
59,838	I-CABLE Communications Ltd *	1,714
17,000	Kerry Properties Ltd	75,267
74,000	Link (REIT)	662,451
4,000	Minth Group Ltd	22,400
121,000	SJM Holdings Ltd	97,619
688,500	WH Group Ltd	733,332
46,000	Wharf Holdings Ltd (The)	145,519
46,000	Wharf Real Estate Investment Co Ltd *	277,997
35,000	Wheelock & Co Ltd	240,869
11,000	Yue Yuen Industrial Holdings Ltd	39,359

	Total Hong Kong	2,855,451

	Hungary — 0.1%
5,472	MOL Hungarian Oil & Gas Plc	63,380
900	OTP Bank Plc	34,407
2,543	Richter Gedeon Nyrt	65,700

	Total Hungary	163,487

	India — 1.0%
13,871	Bharat Electronics Ltd	40,245
6,307	Bharat Petroleum Corp Ltd	49,211
589	Cadila Healthcare Ltd	3,942
1,565	GAIL India Ltd	11,354
7,227	HCL Technologies Ltd	94,893
335	Hero MotoCorp Ltd	18,971
11,445	Hindalco Industries Ltd	42,685
9,552	Hindustan Petroleum Corp Ltd	61,910
6,500	ICICI Bank Ltd Sponsored ADR	62,010
3,864	Indiabulls Housing Finance Ltd	72,220
5,527	Indian Oil Corp Ltd	33,737
2,393	ITC Ltd	9,500
27,142	Jaiprakash Associates Ltd *	7,687
852	Jubilant Life Sciences Ltd	8,699
2,139	Karnataka Bank Ltd (The)	5,148
1,415	Larsen & Toubro Ltd	26,824
842	Maruti Suzuki India Ltd	112,374
293	Merck Ltd	5,103
10,263	NMDC Ltd	20,285
13,100	Oil & Natural Gas Corp Ltd	36,821
24,754	Power Finance Corp Ltd	46,493
2,833	PTC India Ltd	5,114
2,412	Reliance Industries Ltd	34,499
22,881	Rural Electrification Corp Ltd	54,709
4,026	Syndicate Bank *	5,816

Shares	Description	Value ($)
	India — continued
2,390	Tata Steel Ltd	25,736
3,230	UPL Ltd	36,402
22,012	Vedanta Ltd	100,854
9,072	Wipro Ltd	41,143
700	Yes Bank Ltd	3,332

	Total India	1,077,717

	Indonesia — 0.0%
4,300	Indo Tambangraya Megah Tbk PT	6,734

	Ireland — 0.3%
200	ICON Plc *	23,362
8,863	Smurfit Kappa Group Plc	282,699

	Total Ireland	306,061

	Israel — 0.1%
5,774	Discount Investment Corp Ltd (Registered)	23,543
1,831	Nova Measuring Instruments Ltd *	53,060
500	SodaStream International Ltd *	35,190

	Total Israel	111,793

	Italy — 4.6%
269,536	A2A SPA	507,111
1,221	ACEA SPA	24,801
11,005	Arnoldo Mondadori Editore SPA *	29,994
37,018	Banca Mediolanum SPA	309,021
638	Danieli & C Officine Meccaniche SPA – RSP	10,202
688	Datalogic SPA	25,863
596	El.En. SPA	18,326
131,155	Enel SPA	852,115
556	Eni SPA	9,147
11,930	EXOR NV	722,542
2,389	Ferrari NV	259,339
13,208	Fiat Chrysler Automobiles NV *	226,823
55,000	Fiat Chrysler Automobiles NV	940,500
43,036	Fincantieri SPA *	61,350
25,991	Leonardo SPA	310,722
591	Prima Industrie SPA	23,056
1,962	Recordati SPA	88,265
18,820	Saras SPA	48,553
12,969	Societa Cattolica di Assicurazioni SC	140,734
369,632	Telecom Italia SPA-RSP	250,349
50,586	Unipol Gruppo SPA	232,065
1,828	Vittoria Assicurazioni SPA	26,441

	Total Italy	5,117,319

	Japan — 24.3%
600	Acom Co Ltd *	2,509
1,400	Aisin Seiki Co Ltd	75,340
900	Arakawa Chemical Industries Ltd	19,693
10,600	Asahi Group Holdings Ltd	538,605

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
27,900	Asahi Kasei Corp	350,233
1,500	Asatsu-DK Inc	48,913
5,000	Bridgestone Corp	228,500
26,000	Brother Industries Ltd	646,555
24,300	Canon Inc	932,041
700	Central Japan Railway Co	129,755
2,500	CKD Corp	54,860
900	Dai-ichi Seiko Co Ltd	24,108
5,700	Daiichi Sankyo Co Ltd	137,376
3,500	Daito Trust Construction Co Ltd	640,704
13,500	Daiwa House Industry Co Ltd	495,824
500	Daiwabo Holdings Co Ltd	19,645
2,100	DIC Corp	78,808
600	Disco Corp	134,252
600	Dowa Holdings Co Ltd	23,004
900	FUJIFILM Holdings Corp	36,871
154,000	Fujitsu Ltd	1,153,815
3,900	Furukawa Electric Co Ltd	207,243
2,400	Gree Inc	15,692
3,200	Hanwa Co Ltd	129,735
36,800	Haseko Corp	573,989
2,300	Hitachi Chemical Co Ltd	60,841
117,000	Hitachi Ltd	876,643
300	Horiba Ltd	18,756
700	House Foods Group Inc	22,853
7,700	Hoya Corp	376,509
6,000	Idemitsu Kosan Co Ltd	202,440
106,100	ITOCHU Corp	1,844,403
1,200	JSR Corp	23,078
1,400	Juki Corp	24,603
10,620	K’s Holdings Corp	274,103
15,000	Kajima Corp	157,957
1,400	Kamei Corp	22,682
4,100	Kao Corp	271,831
43,200	KDDI Corp	1,232,753
3,100	Kenedix Inc	21,279
2,000	Kirin Holdings Co Ltd	46,814
2,400	Kitz Corp	17,770
1,200	Konica Minolta Inc	11,787
13,000	Kuraray Co Ltd	251,126
2,800	Lasertec Corp	68,556
11,100	Leopalace21 Corp	89,081
400	Lion Corp	7,485
800	Mandom Corp	27,095
84,000	Marubeni Corp	560,724
8,800	Medipal Holdings Corp	171,280
3,100	MINEBEA MITSUMI Inc	61,828
173,100	Mitsubishi Chemical Holdings Corp	1,882,268
25,700	Mitsubishi Corp	646,372
32,800	Mitsubishi Electric Corp	544,953
8,100	Mitsubishi Gas Chemical Co Inc	227,411
15,500	Mitsubishi Tanabe Pharma Corp	335,126

Shares	Description	Value ($)
	Japan — continued
28,200	Mitsui & Co Ltd	430,123
5,800	Mitsui Chemicals Inc	188,291
2,900	Mitsui Mining & Smelting Co Ltd	165,467
800	Modec Inc	19,265
1,200	Morinaga & Co Ltd	60,211
4,000	Nachi-Fujikoshi Corp	25,407
3,100	Nagase & Co Ltd	56,992
7,900	NET One Systems Co Ltd	113,630
3,800	Nexon Co Ltd *	109,876
4,000	Nichias Corp	51,719
5,800	Nichirei Corp	168,460
1,000	Nippon Chemi-Con Corp	33,807
24,300	Nippon Telegraph & Telephone Corp	1,268,557
1,500	Nissan Chemical Industries Ltd	60,197
1,200	Nisshin Oillio Group Ltd (The)	36,994
800	NSK Ltd	12,204
700	NTT DOCOMO Inc	18,075
3,800	Obayashi Corp	49,332
2,800	Omron Corp	165,952
1,000	Osaka Gas Co Ltd	19,248
1,600	Pola Orbis Holdings Inc	58,480
16,000	Prima Meat Packers Ltd	111,481
12,300	Recruit Holdings Co Ltd	289,820
2,400	Rohm Co Ltd	247,345
800	Rohto Pharmaceutical Co Ltd	20,585
7,200	Seiko Epson Corp	175,340
6,300	Sekisui Chemical Co Ltd	122,256
100	Shimamura Co Ltd	12,059
1,100	Shin-Etsu Chemical Co Ltd	115,907
6,400	Showa Denko KK	239,275
144,400	Sojitz Corp	418,935
900	ST Corp	24,009
8,000	Subaru Corp	263,627
75,000	Sumitomo Chemical Co Ltd	525,977
32,100	Sumitomo Corp	500,705
1,300	Suntory Beverage & Food Ltd	56,264
2,220	Suzuken Co Ltd	87,974
7,400	Suzuki Motor Corp	400,536
2,100	T-Gaia Corp	45,879
3,600	Takeda Pharmaceutical Co Ltd	198,598
100	TDK Corp	8,248
300	Token Corp	37,778
28,300	Tokyo Electric Power Co Holdings Inc *	114,050
4,700	Tokyo Electron Ltd	874,430
44,000	Tosoh Corp	978,339
16,700	Toyota Tsusho Corp	631,596
12,860	USS Co Ltd	272,147
1,000	Yokohama Rubber Co Ltd (The)	22,536
2,000	Zeon Corp	27,768

	Total Japan	27,014,228

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Malta — 0.0%
1,718,063	BGP Holdings Plc (a)	—

	Mexico — 0.4%
53,200	America Movil SAB de CV – Class L	45,563
1,800	America Movil SAB de CV – Class L Sponsored ADR	30,780
7,200	Arca Continental SAB de CV	49,285
18,492	Cemex SAB de CV CPO *	14,121
1,300	Cemex SAB de CV Sponsored ADR *	9,867
100	Coca-Cola Femsa SAB de CV	6,846
300	Fomento Economico Mexicano SAB de CV Sponsored ADR	26,991
9,000	Genomma Lab Internacional SAB de CV – Class B *	10,678
1,900	Gentera SAB de CV	1,734
725	Gruma SAB de CV – Class B	8,981
900	Grupo Aeroportuario del Pacifico SAB de CV – Class B	8,969
2,330	Grupo Aeroportuario del Sureste SAB de CV – Class B	41,649
3,900	Grupo Financiero Banorte SAB de CV – Class O	22,906
1,300	Grupo Financiero Santander Mexico SAB de CV ADR	10,569
9,300	OHL Mexico SAB de CV	16,344
38,100	Wal-Mart de Mexico SAB de CV	89,959

	Total Mexico	395,242

	Netherlands — 2.7%
1,796	ASR Nederland NV	73,147
97,154	ING Groep NV	1,755,592
2,639	Philips Lighting NV	99,855
13,542	Unilever NV CVA	780,952
2,600	Unilever NV – NY Shares	150,124
2,681	Wolters Kluwer NV	138,818

	Total Netherlands	2,998,488

	New Zealand — 0.1%
1,750	Fletcher Building Ltd	8,331
48,663	Spark New Zealand Ltd	120,735

	Total New Zealand	129,066

	Norway — 1.1%
18,258	DNB ASA	332,576
458	Norsk Hydro ASA	3,115
2,652	SpareBank 1 SR Bank ASA	27,714
18,824	Statoil ASA	378,536
5,514	Storebrand ASA	44,050
29,040	Subsea 7 SA	424,828

	Total Norway	1,210,819

	Peru — 0.0%
200	Credicorp Ltd	42,206

Shares	Description	Value ($)
	Poland — 0.2%
2,021	KGHM Polska Miedz SA	61,028
689	PGE Polska Grupa Energetyczna SA *	2,329
2,270	Polski Koncern Naftowy ORLEN SA	71,354
23,236	Polskie Gornictwo Naftowe i Gazownictwo SA	39,737
33,933	Tauron Polska Energia SA *	29,812

	Total Poland	204,260

	Portugal — 0.1%
29,250	EDP – Energias de Portugal SA	102,524
19,283	Sonae SGPS SA	23,378

	Total Portugal	125,902

	Russia — 0.1%
72,000	Inter RAO UES PJSC	4,547
79	LUKOIL PJSC Sponsored ADR	4,396
341,000	RusHydro PJSC	4,737
7,057	Sberbank of Russia Sponsored ADR	115,384
55	Tatneft PJSC Sponsored ADR	2,601
600	Yandex NV – Class A *	19,866

	Total Russia	151,531

	Singapore — 0.8%
31,300	DBS Group Holdings Ltd	570,062
46,000	Global Logistic Properties Ltd	114,346
1,100	Singapore Exchange Ltd	6,132
920	United Overseas Bank Ltd	17,919
7,500	Venture Corp Ltd	117,031
37,400	Yanlord Land Group Ltd	46,121

	Total Singapore	871,611

	South Africa — 0.7%
697	Aspen Pharmacare Holdings Ltd	15,547
401	Astral Foods Ltd	6,472
5,596	AVI Ltd	41,222
5,141	Barclays Africa Group Ltd	58,811
4,867	Barloworld Ltd	54,801
3,965	Bidvest Group Ltd (The)	55,505
8,195	Blue Label Telecoms Ltd	9,533
4,486	Clicks Group Ltd	56,805
2,415	Imperial Holdings Ltd	40,163
437	Kumba Iron Ore Ltd	10,364
3,773	Liberty Holdings Ltd	31,942
23,122	MMI Holdings Ltd	33,951
2,419	Mondi Ltd	57,315
3,745	Nedbank Group Ltd	62,965
742	Rand Merchant Investment Holdings Ltd	2,296
2,621	Raubex Group Ltd	3,591
619	RMB Holdings Ltd	3,012
2,300	Shoprite Holdings Ltd	38,197
2,088	Sibanye Gold Ltd	2,882
11,259	Standard Bank Group Ltd	141,988

	Total South Africa	727,362

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	South Korea — 1.3%
507	BNK Financial Group Inc	4,436
41	Coway Co Ltd	3,616
653	DB Insurance Co Ltd	41,236
81	DongKook Pharmaceutical Co Ltd	4,612
210	E-MART Inc	53,041
1,864	Hana Financial Group Inc	81,355
952	Hankook Tire Co Ltd	47,069
26	Hanssem Co Ltd	4,398
5,101	Hanwha Life Insurance Co Ltd	35,095
60	Hyundai Department Store Co Ltd	5,402
973	Hyundai Marine & Fire Insurance Co Ltd	38,983
406	Hyundai Motor Co	61,619
3,843	Industrial Bank of Korea	56,157
2,306	KB Financial Group Inc	127,328
114	Kia Motors Corp	3,531
47	Korea Investment Holdings Co Ltd	2,963
1,245	Korean Reinsurance Co	12,421
39	KT&G Corp	4,386
170	LG Corp	14,265
906	LG Display Co Ltd	25,887
831	LG Electronics Inc	69,148
124	Lotte Corp	7,023
80	LOTTE Himart Co Ltd	5,562
97	Lotte Shopping Co Ltd	18,702
783	Meritz Fire & Marine Insurance Co Ltd	18,529
75	NHN Entertainment Corp *	4,678
300	POSCO	92,147
144	Samsung Card Co Ltd	5,065
56	Samsung Electronics Co Ltd	131,794
61	SeAH Steel Corp	5,395
2,333	Shinhan Financial Group Co Ltd	104,089
190	Shinsegae Inc	50,176
85	SK Holdings Co Ltd	22,894
3,379	SK Hynix Inc	240,833
600	SK Telecom Co Ltd Sponsored ADR	16,464
4,761	Woori Bank	70,839

	Total South Korea	1,491,138

	Spain — 2.0%
7,335	ACS Actividades de Construccion y Servicios SA	283,443
7,027	Amadeus IT Group SA	506,738
120	Ferrovial SA	2,643
11,523	Gas Natural SDG SA	257,754
9,768	Grifols SA	284,852
25,429	Iberdrola SA	201,993
30,108	Repsol SA	552,183
15,924	Telefonica SA	163,270

	Total Spain	2,252,876

	Sweden — 3.5%
21,602	Atlas Copco AB – A Shares	928,678
3,948	Atlas Copco AB – B Shares	151,906

Shares	Description	Value ($)
	Sweden — continued
1,647	Bufab AB	19,873
883	Electrolux AB – Series B	29,327
1,862	JM AB	42,882
913	Kinnevik AB – Class B	29,303
25,737	Nordea Bank AB	301,802
48,691	Sandvik AB	837,062
5,147	Svenska Cellulosa AB SCA – Class B	50,212
2,991	Volvo AB – A Shares	57,205
74,401	Volvo AB – B Shares	1,418,090

	Total Sweden	3,866,340

	Switzerland — 4.4%
7,338	ABB Ltd (Registered)	188,401
4,649	Adecco Group AG (Registered)	351,944
698	ALSO Holding AG (Registered) *	93,771
1,794	Baloise Holding AG (Registered)	276,696
44	Bell Food Group AG (Registered)	19,237
327	BKW AG	19,372
690	Bobst Group SA (Registered)	87,555
111	Bossard Holding AG (Registered) – A Shares	24,777
171	Comet Holding AG (Registered) *	27,201
228	EMS-Chemie Holding AG (Registered)	152,196
206	Georg Fischer AG (Registered)	271,483
20	Helvetia Holding AG (Registered)	11,044
632	Idorsia Ltd *	13,601
40	Inficon Holding AG (Registered) *	23,803
10,485	Logitech International SA (Registered)	365,747
1,026	Mobilezone Holding AG (Registered)	12,679
10,505	Nestle SA (Registered)	898,698
588	Novartis AG (Registered)	50,448
255	Orior AG	19,311
524	Roche Holding AG	132,423
67	Sika AG	518,417
29	Straumann Holding AG (Registered)	21,619
164	Swatch Group AG (The) (Registered)	11,619
1,420	Swiss Life Holding AG (Registered) *	477,580
2,200	Swiss Re AG	206,559
2,125	Zurich Insurance Group AG	643,155

	Total Switzerland	4,919,336

	Taiwan — 1.0%
26,186	Advanced Semiconductor Engineering Inc	34,016
4,000	Asustek Computer Inc	36,903
22,428	Chang Hwa Commercial Bank Ltd	12,177
2,010	Chicony Power Technology Co Ltd	4,067
52,000	Compal Electronics Inc	36,099
41,635	First Financial Holding Co Ltd	26,786
1,000	Formosa Chemicals & Fibre Corp	3,043
2,000	Fubon Financial Holding Co Ltd	3,284
81,200	Hon Hai Precision Industry Co Ltd	272,580
62,000	Inventec Corp	46,760

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Taiwan — continued
27,249	Lite-On Technology Corp	33,689
1,000	Lotes Co Ltd	5,690
3,000	MediaTek Inc	32,876
4,000	Mitac Holdings Corp	4,824
7,000	Nan Ya Plastics Corp	17,672
9,000	Novatek Microelectronics Corp	34,454
3,000	Nuvoton Technology Corp	7,272
8,000	Pegatron Corp	18,343
2,000	Phison Electronics Corp	20,369
45,000	Pou Chen Corp	54,176
6,000	Radiant Opto-Electronics Corp	13,049
6,000	Siliconware Precision Industries Co Ltd	10,016
4,000	Sunonwealth Electric Machine Industry Co Ltd	8,191
11,000	Sunplus Technology Co Ltd	6,397
44,001	Taishin Financial Holding Co Ltd	19,855
4,800	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	190,080
4,000	Topco Scientific Co Ltd	10,553
2,000	Tripod Technology Corp	6,481
2,000	Uni-President Enterprises Corp	4,261
154,000	United Microelectronics Corp	78,911
16,000	Winbond Electronics Corp	15,358
7,000	Yuanta Financial Holding Co Ltd	3,259

	Total Taiwan	1,071,491

	Thailand — 0.3%
10,000	Amata Corp Pcl NVDR	7,649
17,900	GFPT Pcl NVDR	7,522
7,400	Indorama Ventures Pcl NVDR	11,114
1,700	Kasikornbank Pcl (Foreign Registered) (b)	12,219
3,500	Kiatnakin Bank Pcl NVDR	8,081
101,100	Krung Thai Bank Pcl (Foreign Registered)	59,828
8,300	PTT Exploration & Production Pcl NVDR	23,208
6,300	PTT Global Chemical Pcl NVDR	15,340
8,100	PTT Pcl (Foreign Registered)	102,423
2,400	PTT Pcl NVDR	30,347
1,200	Siam Cement Pcl (The) NVDR	17,527
6,600	Supalai Pcl NVDR	4,833
9,200	Thai Airways International Pcl NVDR *	4,818
30,700	Thai Beverage Pcl	21,987

	Total Thailand	326,896

	Turkey — 0.3%
2,456	Arcelik AS	12,418
28,711	Eregli Demir ve Celik Fabrikalari TAS	63,155
23,249	KOC Holding AS	97,798
5,357	Selcuk Ecza Deposu Ticaret ve Sanayi AS	4,518
1,247	Turkcell Iletisim Hizmetleri AS	4,844
11,208	Turkiye Garanti Bankasi AS	27,460
56,504	Turkiye Is Bankasi – Class C	88,941
22,954	Turkiye Sise ve Cam Fabrikalari AS	24,537
14,556	Turkiye Vakiflar Bankasi TAO – Class D	21,465

	Total Turkey	345,136

Shares	Description	Value ($)
	United Kingdom — 12.1%
46,916	3i Group Plc	572,241
6,309	888 Holdings Plc	22,128
456	Associated British Foods Plc	18,174
11,408	AstraZeneca Plc	736,253
2,892	Aviva Plc	19,950
2,318	Barratt Developments Plc	19,012
8,125	Berkeley Group Holdings Plc (The)	419,478
48,623	BHP Billiton Plc	884,346
18,895	BP Plc	125,845
21,596	British American Tobacco Plc	1,373,340
10,193	Bunzl Plc	291,669
7,811	Coca-Cola HBC AG *	250,325
2,445	CYBG Plc CDI *	10,518
2,484	Dart Group Plc	23,582
15,323	Diageo Plc	529,772
11,156	EI Group Plc *	22,286
17,970	Electrocomponents Plc	153,416
4,977	Fenner Plc	26,002
43,333	Ferrexpo Plc	148,499
2,434	Galliford Try Plc	38,912
78,767	GlaxoSmithKline Plc	1,362,861
11,600	GlaxoSmithKline Plc Sponsored ADR	406,696
3,589	Halfords Group Plc	16,640
142,138	HSBC Holdings Plc	1,416,386
7,106	Imperial Brands Plc	294,539
31,954	Inchcape Plc	322,264
2,540	Jupiter Fund Management Plc	20,586
35,952	Man Group Plc	96,382
1,436	Mondi Plc	34,071
1,218	Morgan Sindall Group Plc	22,590
1,268	Next Plc	76,748
1,300	Nomad Foods Ltd *	21,359
16,306	Persimmon Plc	560,071
1,523	Plus500 Ltd	19,723
834	QinetiQ Group Plc	2,439
2,493	Reckitt Benckiser Group Plc	218,829
14,946	Rio Tinto Plc	707,612
21,467	Royal Dutch Shell Plc A Shares (London)	686,451
6,368	Royal Dutch Shell Plc B Shares (London)	206,328
7,290	RPS Group Plc	26,832
19,166	Sage Group Plc (The)	200,740
605	Spectris Plc	20,503
15,925	Spirent Communications Plc	22,753
116,717	Thomas Cook Group Plc	187,264
13,516	TUI AG	249,640
4,774	Vedanta Resources Plc	44,749
2,813	Vesuvius Plc	21,329
25,061	William Hill Plc	97,979
79,148	Wm Morrison Supermarkets Plc	231,618
8,456	WPP Plc	149,236

	Total United Kingdom	13,430,966

	TOTAL COMMON STOCKS (COST $74,590,940)	106,861,021

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	PREFERRED STOCKS(c) — 1.9%

	Brazil — 0.5%
15,958	Banco Bradesco SA	159,065
10,300	Bradespar SA	79,630
500	Braskem SA – Class A	6,939
7,600	Centrais Eletricas Brasileiras SA – Class B	49,508
20,200	Cia Energetica de Minas Gerais	40,665
6,000	Cia Energetica de Sao Paulo – Class B	22,486
5,180	Itau Unibanco Holding SA	65,279
1,300	Itau Unibanco Holding SA Sponsored ADR	16,315
42,522	Itausa – Investimentos Itau SA	134,766
7,600	Metalurgica Gerdau SA	11,771

	Total Brazil	586,424

	Germany — 1.0%
1,733	Bayerische Motoren Werke AG	150,088
496	Draegerwerk AG & Co KGaA	41,585
926	Henkel AG & Co KGaA	125,810
3,770	Porsche Automobil Holding SE	315,827
2,452	Volkswagen AG	520,519

	Total Germany	1,153,829

	South Korea — 0.4%
228	Hyundai Motor Co	20,486
534	Hyundai Motor Co 2nd Preference	53,391
142	LG Electronics Inc	5,361
156	Samsung Electronics Co Ltd	302,546

	Total South Korea	381,784

	TOTAL PREFERRED STOCKS (COST $1,329,970)	2,122,037

	RIGHTS/WARRANTS — 0.0%

	Thailand — 0.0%
1,650	Supalai Pcl Rights, Expires 10/19/18 *	975

	TOTAL RIGHTS/WARRANTS (COST $0)	975

	MUTUAL FUNDS — 1.1%

	United States — 1.1%
	Affiliated Issuers — 1.1%
45,526	GMO U.S. Treasury Fund	1,137,237

	TOTAL MUTUAL FUNDS (COST $1,137,237)	1,137,237

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.5%

	Money Market Funds — 0.5%
546,742	State Street Institutional Treasury Money Market Fund-Premier Class, 1.02% (d)	546,742

	TOTAL SHORT-TERM INVESTMENTS (COST $546,742)	546,742

	TOTAL INVESTMENTS — 99.8% (Cost $77,604,889)	110,668,012
	Other Assets and Liabilities (net) — 0.2%	275,490

	TOTAL NET ASSETS — 100.0%	$110,943,502

A summary of outstanding financial instruments at November 30, 2017 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Buys
11	Mini MSCI EAFE	December 2017	$1,110,560	$19,018

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of November 30, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

CDI - Certificado de Deposito Interbancario

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

CVA - Certificaaten van aandelen (Share Certificates)

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

NVDR - Non-Voting Depositary Receipt

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs.

(b)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(c)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(d)	The rate disclosed is the 7 day net yield as of November 30, 2017.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 99.1%

	Automobiles & Components — 4.9%
97,200	BorgWarner, Inc.	5,412,096
24,500	Cooper-Standard Holding, Inc.*	3,088,715
175,000	Dana, Inc.	5,782,000
139,200	Delphi Automotive Plc	14,570,064
583,400	General Motors Co.	25,138,706
45,180	Lear Corp.	8,172,610
28,200	Modine Manufacturing Co.*	645,780
17,200	Standard Motor Products, Inc.	777,612
43,200	Tenneco, Inc.	2,566,512
25,885	Thor Industries, Inc.	3,974,642
32,265	Tower International, Inc.	1,038,933
24,100	Visteon Corp.*	3,173,729

	Total Automobiles & Components	74,341,399

	Banks — 3.3%
4,236	American National Bankshares, Inc.	174,311
4,500	CNB Financial Corp.	128,160
11,400	Federal Agricultural Mortgage Corp. – Class C	846,450
98,100	Fifth Third Bancorp	2,993,031
3,200	First Bancorp, Inc.	99,136
5,550	German American Bancorp, Inc.	208,736
383,163	JPMorgan Chase & Co.	40,048,197
103,500	Popular, Inc.	3,659,760
4,900	Territorial Bancorp, Inc.	156,555
31,141	Walker & Dunlop, Inc.*	1,534,628

	Total Banks	49,848,964

	Capital Goods — 11.3%
51,144	AGCO Corp.	3,619,972
28,800	Applied Industrial Technologies, Inc.	1,841,760
51,100	Briggs & Stratton Corp.	1,272,390
73,700	Cummins, Inc.	12,337,380
74,600	Deere & Co.	11,179,556
80,300	Dover Corp.	7,846,113
42,500	EMCOR Group, Inc.	3,432,725
227,071	Emerson Electric Co.	14,718,742
27,300	Esterline Technologies Corp.*	1,934,205
242,500	Honeywell International, Inc.	37,820,300
89,600	Illinois Tool Works, Inc.	15,164,800
57,500	Ingersoll-Rand Plc	5,038,150
56,900	ITT, Inc.	3,083,980
96,300	Manitowoc Co., Inc. (The)*	3,869,334
127,100	Meritor, Inc.*	3,174,958
48,500	Moog, Inc. – Class A*	4,079,335
52,300	Oshkosh Corp.	4,709,092
40,800	Owens Corning	3,604,680
78,700	Parker-Hannifin Corp.	14,755,463
39,156	SPX Corp.*	1,248,685
15,400	Teledyne Technologies, Inc.*	2,868,096
89,700	Textron, Inc.	4,997,187

Shares	Description	Value ($)
	Capital Goods — continued
75,100	United Technologies Corp.	9,120,895

	Total Capital Goods	171,717,798

	Commercial & Professional Services — 1.1%
240,129	ACCO Brands Corp.*	3,157,697
42,000	Brady Corp. – Class A	1,642,200
41,542	Deluxe Corp.	2,953,636
6,700	Heidrick & Struggles International, Inc.	167,500
51,800	Herman Miller, Inc.	1,851,850
21,200	ICF International, Inc.*	1,145,860
25,400	ManpowerGroup, Inc.	3,274,060
42,412	Navigant Consulting, Inc.*	813,886
122,400	Pitney Bowes, Inc.	1,306,008

	Total Commercial & Professional Services	16,312,697

	Consumer Durables & Apparel — 1.8%
6,400	Bassett Furniture Industries, Inc.	245,760
76,600	Brunswick Corp.	4,239,810
4,100	CSS Industries, Inc.	111,725
6,700	Culp, Inc.	215,070
4,295	Flexsteel Industries, Inc.	223,340
85,900	Hasbro, Inc.	7,990,418
22,073	Helen of Troy Ltd.*	1,973,326
32,900	MDC Holdings, Inc.	1,178,478
68,700	PVH Corp.	9,243,585
23,627	Tupperware Brands Corp.	1,491,336

	Total Consumer Durables & Apparel	26,912,848

	Consumer Services — 4.2%
72,100	Adtalem Global Education, Inc.*	2,988,545
12,300	Bridgepoint Education, Inc.*	112,299
23,000	Choice Hotels International, Inc.	1,805,500
48,500	Darden Restaurants, Inc.	4,089,520
18,480	Drive Shack, Inc.	114,206
3,800	Graham Holdings Co. – Class B	2,215,780
33,200	Grand Canyon Education, Inc.*	3,152,672
223,600	McDonald’s Corp.	38,452,492
57,700	Royal Caribbean Cruises Ltd.	7,147,876
102,700	Service Corp. International	3,794,765

	Total Consumer Services	63,873,655

	Diversified Financials — 4.8%
127,100	Ameriprise Financial, Inc.	20,746,533
5,221	Ares Commercial Real Estate Corp. (REIT)	70,379
39,400	Artisan Partners Asset Management, Inc. – Class A	1,556,300
152,500	BGC Partners, Inc. – Class A	2,490,325
52,888	BlackRock Capital Investment Corp.	346,416
4,104	Encore Capital Group, Inc.*	187,963
43,300	Enova International, Inc.*	643,005

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Diversified Financials — continued
57,500	Federated Investors, Inc. – Class B	1,929,700
147,000	Franklin Resources, Inc.	6,372,450
141,500	Invesco Ltd.	5,118,055
34,100	Investment Technology Group, Inc.	613,459
21,700	MSCI, Inc.	2,792,790
6,573	OneMain Holdings, Inc.*	169,649
90,700	Raymond James Financial, Inc.	8,008,810
26,212	Regional Management Corp.*	646,650
143,100	State Street Corp.	13,644,585
75,705	T. Rowe Price Group, Inc.	7,791,559

	Total Diversified Financials	73,128,628

	Energy — 4.8%
64,605	Andeavor	6,813,890
205,393	Chevron Corp.	24,439,713
35,178	Exterran Corp.*	1,077,854
199,100	Marathon Petroleum Corp.	12,469,633
555,024	Marathon Oil Corp.	8,236,556
443,150	McDermott International, Inc.*	3,217,269
130,900	Murphy Oil Corp.	3,658,655
74,300	Newpark Resources, Inc.*	657,555
14,900	SEACOR Holdings, Inc.*	712,965
87,400	Transocean Ltd.*	886,236
111,286	Valero Energy Corp.	9,528,307
59,800	Whiting Petroleum Corp.*	1,492,010

	Total Energy	73,190,643

	Food & Staples Retailing — 1.7%
267,800	Wal-Mart Stores, Inc.	26,038,194

	Food, Beverage & Tobacco — 2.4%
13,200	Omega Protein Corp.	289,740
297,700	PepsiCo, Inc.	34,688,004
27,600	Universal Corp.	1,472,460

	Total Food, Beverage & Tobacco	36,450,204

	Health Care Equipment & Services — 3.2%
126,069	Anthem, Inc.	29,621,172
282,700	Baxter International, Inc.	18,525,331
10,100	Triple-S Management Corp. – Class B*	287,042

	Total Health Care Equipment & Services	48,433,545

	Household & Personal Products — 1.4%
20,590	Central Garden & Pet Co.*	815,982
43,000	Central Garden & Pet Co. – Class A*	1,658,510
87,300	Church & Dwight Co., Inc.	4,110,957
32,100	Clorox Co. (The)	4,471,209
78,000	Estee Lauder Cos, Inc. (The) – Class A	9,736,740
19,500	Inter Parfums, Inc.	863,850

	Total Household & Personal Products	21,657,248

Shares	Description	Value ($)
	Insurance — 6.5%
195,399	Aflac, Inc.	17,124,768
9,100	American National Insurance Co.	1,140,685
171,700	CNO Financial Group, Inc.	4,328,557
12,804	Everest Re Group Ltd.	2,811,758
57,776	First American Financial Corp.	3,211,768
160,200	Hartford Financial Services Group, Inc. (The)	9,201,888
89,828	Lincoln National Corp.	6,876,334
181,100	Principal Financial Group, Inc.	12,820,069
400,300	Progressive Corp. (The)	21,287,954
118,600	Prudential Financial, Inc.	13,738,624
4,412	Selective Insurance Group, Inc.	270,014
89,298	Unum Group	5,056,053
2,372	W.R. Berkley Corp.	163,953

	Total Insurance	98,032,425

	Materials — 2.9%
83,947	Avery Dennison Corp.	9,580,032
39,800	Crown Holdings, Inc.*	2,377,254
52,500	Eastman Chemical Co.	4,849,425
245,200	Huntsman Corp.	7,836,592
23,600	Koppers Holdings, Inc.*	1,177,640
230,900	Owens-Illinois, Inc.*	5,592,398
48,500	Packaging Corp. of America	5,752,100
41,600	Reliance Steel & Aluminum Co.	3,270,176
49,200	Trinseo SA	3,630,960

	Total Materials	44,066,577

	Media — 0.9%
81,500	CBS Corp. – Class B NVDR	4,568,890
21,985	Meredith Corp.	1,498,278
75,400	New York Times Co. (The) – Class A	1,417,520
166,993	News Corp. – Class A	2,698,607
115,185	News Corp. – Class B	1,889,034
30,900	Scholastic Corp.	1,270,608

	Total Media	13,342,937

	Pharmaceuticals, Biotechnology & Life Sciences — 7.3%
93,600	Agilent Technologies, Inc.	6,480,864
259,847	Johnson & Johnson	36,204,482
375,300	Merck & Co., Inc.	20,742,831
8,600	Mettler-Toledo International, Inc.*	5,411,206
1,162,938	Pfizer, Inc.	42,168,132

	Total Pharmaceuticals, Biotechnology & Life Sciences	111,007,515

	Real Estate — 4.1%
164,300	Apple Hospitality REIT, Inc.	3,200,564
117,400	Brandywine Realty Trust (REIT)	2,022,802
243,300	CBRE Group, Inc. – Class A*	10,549,488
180,200	CoreCivic, Inc. (REIT)	4,236,502
186,600	DiamondRock Hospitality Co. (REIT)	2,088,054

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Real Estate — continued
105,000	GEO Group , Inc. (The) (REIT)	2,786,700
65,100	Hospitality Properties Trust (REIT)	1,952,349
411,000	Host Hotels & Resorts, Inc. (REIT)	8,133,690
37,643	Jones Lang LaSalle, Inc.	5,740,181
44,400	Potlatch Corp. (REIT)	2,291,040
52,400	Preferred Apartment Communities, Inc. (REIT) – Class A	1,114,024
105,200	Prologis, Inc. (REIT)	6,967,396
66,100	Realogy Holdings Corp.	1,844,851
22,900	Ryman Hospitality Properties, Inc. (REIT)	1,591,092
88,000	Summit Hotel Properties, Inc. (REIT)	1,329,680
143,800	Sunstone Hotel Investors, Inc. (REIT)	2,402,898
188,800	Xenia Hotels & Resorts, Inc. (REIT)	4,151,712

	Total Real Estate	62,403,023

	Retailing — 2.2%
39,400	Aaron’s, Inc.	1,486,168
183,900	Best Buy Co., Inc.	10,962,279
35,300	Big Lots, Inc.	2,086,230
76,375	Home Depot, Inc. (The)	13,733,753
103,200	LKQ Corp.*	4,068,144

	Total Retailing	32,336,574

	Semiconductors & Semiconductor Equipment — 6.0%
442,100	Applied Materials, Inc.	23,329,617
43,400	KLA-Tencor Corp.	4,437,216
52,300	Lam Research Corp.	10,058,859
747,600	Micron Technology, Inc.*	31,690,764
224,200	Texas Instruments, Inc.	21,812,418

	Total Semiconductors & Semiconductor Equipment	91,328,874

	Software & Services — 9.6%
39,800	Adobe Systems, Inc.*	7,222,506
112,655	Amdocs Ltd.	7,355,245
137,180	CA, Inc.	4,536,542
301,800	Cadence Design Systems, Inc.*	13,252,038
59,400	Citrix Systems, Inc.*	5,205,222
24,200	CSG Systems International, Inc.	1,110,538
75,600	Dell Technologies, Inc. – Class V*	5,914,944
185,200	DXC Technology Co.	17,805,128
382,300	eBay, Inc.*	13,254,341
95,100	Everi Holdings, Inc.*	775,065
64,600	Intuit, Inc.	10,156,412
58,600	Leidos Holdings, Inc.	3,725,202
121,441	Net 1 UEPS Technologies, Inc.*	1,347,995
322,500	Oracle Corp.	15,821,850
164,200	PayPal Holdings, Inc.*	12,434,866
38,000	Red Hat, Inc.*	4,816,880
44,480	Sykes Enterprises, Inc.*	1,415,354
175,900	Symantec Corp.	5,095,823

Shares	Description	Value ($)
	Software & Services — continued
148,700	Synopsys, Inc.*	13,439,506
32,200	Web.com Group, Inc.*	740,600

	Total Software & Services	145,426,057

	Technology Hardware & Equipment — 8.1%
77,300	Apple, Inc.	13,284,005
47,200	Arrow Electronics, Inc.*	3,810,456
21,900	Belden, Inc.	1,854,711
580,429	Cisco Systems, Inc.	21,650,002
23,782	ePlus, Inc.*	1,931,098
1,495,900	HP, Inc.	32,087,055
33,702	Insight Enterprises, Inc.*	1,314,378
290,900	Juniper Networks, Inc.	8,075,384
70,393	Sanmina Corp.*	2,393,362
158,600	TE Connectivity Ltd.	14,978,184
34,038	Tech Data Corp.*	3,291,475
188,000	Western Digital Corp.	14,825,680
109,000	Xerox Corp.	3,232,940

	Total Technology Hardware & Equipment	122,728,730

	Telecommunication Services — 0.3%
2,044	Consolidated Communications Holdings, Inc.	28,902
125,900	Telephone & Data Systems, Inc.	3,486,171
23,100	United States Cellular Corp.*	874,104

	Total Telecommunication Services	4,389,177

	Transportation — 0.2%
27,100	Landstar System, Inc.	2,796,720

	Utilities — 6.1%
61,500	Ameren Corp.	3,933,540
100,000	American Electric Power Co., Inc.	7,763,000
359,000	CenterPoint Energy, Inc.	10,773,590
57,089	DTE Energy Co.	6,597,776
122,000	Edison International	9,914,940
83,100	Entergy Corp.	7,186,488
250,300	Exelon Corp.	10,440,013
295,500	FirstEnergy Corp.	10,088,370
276,800	NiSource, Inc.	7,620,304
86,600	OGE Energy Corp.	3,096,816
223,000	Public Service Enterprise Group, Inc.	11,832,380
74,300	UGI Corp.	3,641,443

	Total Utilities	92,888,660

	TOTAL COMMON STOCKS (COST $1,286,927,772)	1,502,653,092

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 0.8%

	Affiliated Issuers — 0.8%
487,812	GMO U.S. Treasury Fund	12,185,561

	TOTAL MUTUAL FUNDS (COST $12,185,635)	12,185,561

	SHORT-TERM INVESTMENTS — 0.7%

	Money Market Funds — 0.7%
11,102,546	State Street Institutional Treasury Money Market Fund-Premier Class, 1.02% (a)	11,102,546

	TOTAL SHORT-TERM INVESTMENTS (COST $11,102,546)	11,102,546

	TOTAL INVESTMENTS — 100.6% (Cost $1,310,215,953)	1,525,941,199
	Other Assets and Liabilities (net) — (0.6%)	(9,783,192)

	TOTAL NET ASSETS — 100.0%	$1,516,158,007

Notes to Schedule of Investments:

NVDR - Non-Voting Depositary Receipt

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2017.

Each Fund has elected to be treated or intends to elect to be treated and intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund intends to distribute its net investment income, if any, and its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes. As of November 30, 2017, the approximate total cost, aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of total investments (including total securities sold short, if any), and the net unrealized appreciation (depreciation) of outstanding financial instruments for U.S. federal income tax purposes were as follows:

	Total Investments				Outstanding Financial Instruments

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Climate Change Fund	17,373,548	2,448,367	(600,968)	1,847,399	—
Emerging Domestic Opportunities Fund	1,925,225,402	380,211,392	(28,989,440)	351,221,952	6,013,270
Emerging Markets Fund	4,641,034,224	701,797,690	(163,359,933)	538,437,757	4,367,939
Foreign Small Companies Fund	233,454,018	27,808,015	(4,847,524)	22,960,491	5,554
International Equity Fund	4,630,067,153	890,345,347	(117,172,224)	773,173,123	190,492
International Large/Mid Cap Equity Fund	68,863,071	12,200,312	(1,042,269)	11,158,043	23,035
International Small Companies Fund	18,639,141	1,779,558	(602,412)	1,177,146	—
Quality Fund	5,838,677,476	2,639,940,295	(42,077,195)	2,597,863,100	—
Resources Fund	173,908,016	61,240,274	(6,853,778)	54,386,496	—
Risk Premium Fund	143,661,042	2,324	(114,936)	(112,612)	(684,930)
Tax-Managed International Equities Fund	78,559,328	32,826,327	(717,643)	32,108,684	19,018
U.S. Equity Allocation Fund	1,312,058,557	228,511,666	(14,629,024)	213,882,642	—

Investments in affiliated companies and other Funds of the Trust

An affiliated company for the purposes of this disclosure is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities, if any, or an investment in other funds of GMO Trust (“underlying funds”). A summary of the Funds’ transactions involving companies or underlying funds that are or were affiliates during the period ended November 30, 2017 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
Climate Change Fund
GMO U.S. Treasury Fund	$—	$15,911,280	$15,202,000	$5,318	$(2,350)	$(282)	$706,647

Emerging Domestic Opportunities Fund
CMI Ltd	$3,202,269	$—	$—	$—	$—	$1,264,192	$4,466,461
Gayatri Projects Ltd	22,225,368	—	—	—	—	12,441,751	34,667,119
GMO U.S. Treasury Fund	66,772,614	913,795,720	855,675,000	547,715	(33,673)	(27,308)	124,832,353
TICON Industrial Growth Leasehold Property Fund	16,408,121	—	15,206,845	605,876	(982,281)	(218,995)	—	#

Totals	$108,608,372	$913,795,720	$870,881,845	$1,153,591	$(1,015,954)	$13,459,640	$163,965,933

Emerging Markets Fund
Anilana Hotels & Properties Ltd	$1,028,843	$—	$—	$—	$—	$(211,987)	$816,856
Gayatri Projects Ltd	35,159,348	—	348,271	—	267,091	19,350,764	54,428,932
GMO U.S. Treasury Fund	89,875,673	1,203,165,858	1,216,109,999	545,868	(45,090)	(11,732)	76,874,710
Kiri Industries Ltd	7,867,156	—	2,428,022	—	1,685,072	4,101,165	—

Totals	$133,931,020	$1,203,165,858	$1,218,886,292	$545,868	$1,907,073	$23,228,210	$132,120,498

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
Foreign Small Companies Fund
GMO U.S. Treasury Fund	$7,030,375	$86,118,027	$90,630,000	$78,665	$(4,527)	$2,419	$2,516,294

International Equity Fund
GMO U.S. Treasury Fund	$21,767,868	$692,500,000	$683,650,000	$233,188	$(20,077)	$(12,244)	$30,585,547

International Large/Mid Cap Equity Fund
GMO U.S. Treasury Fund	$2,408,002	$88,635,000	$90,109,999	$10,594	$(11,029)	$(373)	$921,601

International Small Companies Fund
GMO U.S. Treasury Fund	$1,550,077	$63,890,000	$65,430,000	$11,350	$(5,127)	$618	$5,568

Quality Fund
GMO U.S. Treasury Fund	$240,449,520	$1,057,500,000	$1,242,500,000	$1,190,466	$(118,357)	$(16,980)	$55,314,183

Resources Fund
GMO U.S. Treasury Fund	$6,150,081	$30,820,000	$35,130,000	$26,390	$(2,751)	$(1,017)	$1,836,313

Tax-Managed International Equities Fund
GMO U.S. Treasury Fund	$427,587	$11,360,000	$10,650,000	$7,129	$(347)	$(3)	$1,137,237

U.S. Equity Allocation Fund
GMO U.S. Treasury Fund	$11,180,107	$254,710,000	$253,700,000	$83,703	$(4,472)	$(74)	$12,185,561

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2017 through November 30, 2017. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2018.
#	No longer an affiliate at period end.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon the sale of those securities.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (“Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended November 30, 2017, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, if any, that were valued using fair value inputs obtained from that independent pricing service as of November 30, 2017. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of November 30, 2017 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees		Fair valued using inputs obtained from an independent pricing service (Net)
Climate Change Fund	—		62%
Emerging Domestic Opportunities Fund	—		64%
Emerging Markets Fund	< 1%		88%
Foreign Small Companies Fund	—		92%
International Equity Fund	0%	§	97%
International Large/Mid Cap Equity Fund	0%	§	96%
International Small Companies Fund	0%	§	91%
Quality Fund	—		11%
Resources Fund	—		78%
Risk Premium Fund	—		(1)%
Tax-Managed International Equities Fund	0%	§	96%

§ Represents the interest in securities that were determined to have a value of zero at November 30, 2017.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At November 30, 2017, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index and/or a security type conversion discount; certain securities that are valued using a price from a comparable security related to the same issuer; and certain recently acquired equity securities that have yet to begin trading that are valued at cost.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of November 30, 2017:

Description	Level 1	Level 2	Level 3	Total
Climate Change Fund
Asset Valuation Inputs
Common Stocks
Argentina	$263,870	$—	$—	$263,870
Australia	—	374,164	11,909	386,073
Austria	—	56,746	—	56,746
Canada	755,846	—	—	755,846
Chile	—	35,429	—	35,429
China	—	1,286,041	—	1,286,041
Denmark	—	642,090	—	642,090
Finland	—	252,230	—	252,230
France	—	2,151,189	—	2,151,189
Germany	—	523,551	—	523,551
Hong Kong	—	36,266	—	36,266
Israel	—	160,596	—	160,596
Italy	—	357,051	—	357,051
Japan	—	1,302,363	—	1,302,363
Kenya	—	37,546	—	37,546
Malaysia	—	26,369	—	26,369
Netherlands	—	446,675	—	446,675
Norway	—	783,813	—	783,813
Poland	—	471,763	—	471,763
Portugal	—	239,938	—	239,938
Russia	—	628,627	—	628,627
South Africa	—	151,460	—	151,460
South Korea	—	194,928	—	194,928

Description	Level 1	Level 2	Level 3	Total
Climate Change Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
Spain	$—	$454,370	$—	$454,370
Switzerland	—	272,096	—	272,096
Ukraine	—	145,038	—	145,038
United Kingdom	—	769,997	—	769,997
United States	4,742,197	—	—	4,742,197
Vietnam	—	46,247	—	46,247

TOTAL COMMON STOCKS	5,761,913	11,846,583	11,909	17,620,405

Preferred Stocks
Brazil	44,880	—	—	44,880
Chile	809,368	—	—	809,368

TOTAL PREFERRED STOCKS	854,248	—	—	854,248

Mutual Funds
United States	706,647	—	—	706,647

TOTAL MUTUAL FUNDS	706,647	—	—	706,647

Short-Term Investments	39,647	—	—	39,647

Total Investments	7,362,455	11,846,583	11,909	19,220,947

Total	$7,362,455	$11,846,583	$11,909	$19,220,947

Emerging Domestic Opportunities Fund
Asset Valuation Inputs
Common Stocks
Belgium	$16,486,560	$—	$—	$16,486,560
Brazil	—	73,316,230	—	73,316,230
China	216,964,100	411,639,096	—	628,603,196
Hong Kong	—	39,246,957	—	39,246,957
India	—	427,427,171	18,599,892	446,027,063
Indonesia	—	43,741,320	—	43,741,320
Malaysia	—	12,181,479	—	12,181,479
Peru	17,409,975	—	—	17,409,975
Philippines	—	123,881,392	—	123,881,392
Russia	7,039,186	52,534,159	—	59,573,345
South Africa	—	53,676,810	—	53,676,810
Taiwan	—	30,936,154	—	30,936,154
Thailand	—	41,246,650	—	41,246,650
United Kingdom	—	44,126,042	—	44,126,042
Vietnam	—	27,496,934	—	27,496,934

TOTAL COMMON STOCKS	257,899,821	1,381,450,394	18,599,892	1,657,950,107

Preferred Stocks
Brazil	—	65,313,661	—	65,313,661

TOTAL PREFERRED STOCKS	—	65,313,661	—	65,313,661

Investment Funds
South Korea	156,506,639	—	—	156,506,639
Taiwan	34,648,543	—	—	34,648,543
Thailand	—	39,685,766	—	39,685,766
United States	144,258,287	—	—	144,258,287

TOTAL INVESTMENT FUNDS	335,413,469	39,685,766	—	375,099,235

Rights/Warrants
China	—	5,367,948	—	5,367,948

TOTAL RIGHTS/WARRANTS	—	5,367,948	—	5,367,948

Mutual Funds
United States	124,832,353	—	—	124,832,353

TOTAL MUTUAL FUNDS	124,832,353	—	—	124,832,353

Fully Funded Total Return Swaps	—	21,667,539	—	21,667,539

Short-Term Investments	26,216,511	—	—	26,216,511

Total Investments	744,362,154	1,513,485,308	18,599,892	2,276,447,354

Description	Level 1	Level 2	Level 3	Total
Emerging Domestic Opportunities Fund (continued)
Asset Valuation Inputs (continued)
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$438,565	$—	$438,565
Futures Contracts
Equity Risk	2,652,787	2,921,918	—	5,574,705

Total	$747,014,941	$1,516,845,791	$18,599,892	$2,282,460,624

Emerging Markets Fund
Asset Valuation Inputs
Common Stocks
Belgium	$3,285,863	$—	$—	$3,285,863
Brazil	—	104,876,441	—	104,876,441
Chile	—	2,632,572	—	2,632,572
China	143,734,374	854,730,232	682,312	999,146,918
Czech Republic	—	14,358,759	—	14,358,759
Egypt	—	1,919,376	—	1,919,376
Greece	—	44,226,255	—	44,226,255
India	37,306,138	299,912,043	—	337,218,181
Indonesia	1,979,796	67,210,280	—	69,190,076
Malaysia	—	8,922,028	—	8,922,028
Mexico	31,790,548	—	—	31,790,548
Peru	28,088,093	—	—	28,088,093
Philippines	—	40,693,750	—	40,693,750
Qatar	—	10,002,294	—	10,002,294
Russia	99,430,280	501,172,703	—	600,602,983
South Africa	1,916,970	109,161,937	—	111,078,907
South Korea	9,494,240	760,689,741	2,048,259	772,232,240
Sri Lanka	—	816,856	—	816,856
Switzerland	5,963,700	—	—	5,963,700
Taiwan	112,744,485	1,044,077,521	—	1,156,822,006
Thailand	—	331,371,583	—	331,371,583
Turkey	—	122,655,219	—	122,655,219
United Arab Emirates	—	20,321,699	—	20,321,699
United Kingdom	—	21,631,481	—	21,631,481
Vietnam	—	6,561,300	—	6,561,300

TOTAL COMMON STOCKS	475,734,487	4,367,944,070	2,730,571	4,846,409,128

Preferred Stocks
Brazil	—	18,568,620	—	18,568,620
Colombia	7,869,692	—	—	7,869,692
Russia	—	10,855,905	—	10,855,905
South Korea	—	136,221,277	—	136,221,277

TOTAL PREFERRED STOCKS	7,869,692	165,645,802	—	173,515,494

Investment Funds
India	—	—	98,736	98,736
Russia	—	—	2,534,189	2,534,189
Thailand	—	9,074,013	—	9,074,013
United States	64,320,241	—	—	64,320,241

TOTAL INVESTMENT FUNDS	64,320,241	9,074,013	2,632,925	76,027,179

Rights/Warrants
Thailand	407,259	—	—	407,259

TOTAL RIGHTS/WARRANTS	407,259	—	—	407,259

Mutual Funds
United States	76,874,710	—	—	76,874,710

TOTAL MUTUAL FUNDS	76,874,710	—	—	76,874,710

Short-Term Investments	6,238,211	—	—	6,238,211

Total Investments	631,444,600	4,542,663,885	5,363,496	5,179,471,981

Description	Level 1	Level 2	Level 3	Total
Emerging Markets Fund (continued)
Asset Valuation Inputs (continued)
Derivatives^
Futures Contracts
Equity Risk	$3,948,001	$—	$—	$3,948,001
Swap Contracts
Equity Risk	—	419,938	—	419,938

Total	$635,392,601	$4,543,083,823	$5,363,496	$5,183,839,920

Foreign Small Companies Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$7,826,555	$—	$7,826,555
Austria	—	2,965,125	—	2,965,125
Belgium	—	1,258,592	—	1,258,592
Canada	14,160,501	—	—	14,160,501
China	—	5,075,604	—	5,075,604
Colombia	295,692	—	—	295,692
Denmark	—	2,346,135	—	2,346,135
Finland	—	672,514	—	672,514
France	—	15,094,576	—	15,094,576
Germany	—	24,832,071	—	24,832,071
Hong Kong	—	5,340,841	—	5,340,841
India	—	4,089,353	—	4,089,353
Indonesia	—	728,223	—	728,223
Israel	—	2,475,288	—	2,475,288
Italy	—	12,622,971	—	12,622,971
Japan	—	67,849,109	—	67,849,109
Malaysia	—	1,604,325	—	1,604,325
Mexico	1,430,116	—	—	1,430,116
Netherlands	825,740	3,121,658	—	3,947,398
Norway	—	2,501,527	—	2,501,527
Poland	—	2,058,297	—	2,058,297
Portugal	—	587,562	—	587,562
Singapore	—	7,580,702	—	7,580,702
South Africa	—	1,307,880	—	1,307,880
South Korea	—	11,899,937	—	11,899,937
Spain	—	1,536,230	—	1,536,230
Sweden	—	1,957,155	—	1,957,155
Switzerland	—	11,675,696	—	11,675,696
Taiwan	—	4,813,719	—	4,813,719
Turkey	—	70,543	—	70,543
United Kingdom	—	29,800,016	—	29,800,016
United States	928,240	—	—	928,240

TOTAL COMMON STOCKS	17,640,289	233,692,204	—	251,332,493

Preferred Stocks
Germany	—	2,470,721	—	2,470,721

TOTAL PREFERRED STOCKS	—	2,470,721	—	2,470,721

Mutual Funds
United States	2,516,294	—	—	2,516,294

TOTAL MUTUAL FUNDS	2,516,294	—	—	2,516,294

Short-Term Investments	95,001	—	—	95,001

Total Investments	20,251,584	236,162,925	—	256,414,509

Description	Level 1	Level 2	Level 3		Total
Foreign Small Companies Fund (continued)
Asset Valuation Inputs (continued)
Derivatives^
Futures Contracts
Equity Risk	$5,554	$—	$—		$5,554

Total	$20,257,138	$236,162,925	$—		$256,420,063

International Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$205,086,521	$—		$205,086,521
Austria	—	76,903,508	—		76,903,508
Belgium	—	7,947,690	—		7,947,690
Denmark	—	22,002,842	—		22,002,842
Finland	—	21,427,075	—		21,427,075
France	50,831,664	647,499,249	—		698,330,913
Germany	—	652,192,083	—		652,192,083
Hong Kong	—	252,536,918	—		252,536,918
Israel	2,808,162	13,273,621	—		16,081,783
Italy	80,134,020	151,098,286	—		231,232,306
Japan	—	1,478,745,827	—		1,478,745,827
Malta	—	—	0	§	0	§
Netherlands	3,860,520	207,072,898	—		210,933,418
New Zealand	—	2,057,070	—		2,057,070
Norway	—	122,812,698	—		122,812,698
Portugal	—	8,227,236	—		8,227,236
Singapore	—	14,274,266	—		14,274,266
Spain	—	145,890,300	—		145,890,300
Sweden	—	157,905,727	—		157,905,727
Switzerland	—	268,390,520	—		268,390,520
United Kingdom	841,440	710,298,308	—		711,139,748

TOTAL COMMON STOCKS	138,475,806	5,165,642,643	0	§	5,304,118,449

Preferred Stocks
Germany	—	58,354,787	—		58,354,787

TOTAL PREFERRED STOCKS	—	58,354,787	—		58,354,787

Rights/Warrants
Australia	—	—	13,678		13,678

TOTAL RIGHTS/WARRANTS	—	—	13,678		13,678

Mutual Funds
United States	30,585,547	—	—		30,585,547

TOTAL MUTUAL FUNDS	30,585,547	—	—		30,585,547

Short-Term Investments	10,167,815	—	—		10,167,815

Total Investments	179,229,168	5,223,997,430	13,678		5,403,240,276

Derivatives^
Futures Contracts
Equity Risk	190,492	—	—		190,492

Total	$179,419,660	$5,223,997,430	$13,678		$5,403,430,768

International Large/Mid Cap Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$2,469,642	$—		$2,469,642
Austria	—	2,321,059	—		2,321,059
Belgium	—	59,264	—		59,264
Denmark	—	926,711	—		926,711
Finland	—	1,267,240	—		1,267,240
France	—	10,129,865	—		10,129,865
Germany	—	8,294,249	—		8,294,249
Hong Kong	—	4,577,045	—		4,577,045

Description	Level 1	Level 2	Level 3		Total
International Large/Mid Cap Equity Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
Israel	$16,357	$—	$—		$16,357
Italy	574,560	667,418	—		1,241,978
Japan	—	21,582,986	—		21,582,986
Malta	—	—	0	§	0	§
Netherlands	115,480	3,481,371	—		3,596,851
New Zealand	—	234,296	—		234,296
Norway	—	345,698	—		345,698
Portugal	—	4,561	—		4,561
Singapore	—	156,568	—		156,568
Spain	—	1,813,284	—		1,813,284
Sweden	—	1,873,139	—		1,873,139
Switzerland	—	3,876,882	—		3,876,882
United Kingdom	17,530	11,163,129	—		11,180,659

TOTAL COMMON STOCKS	723,927	75,244,407	0	§	75,968,334

Preferred Stocks
Germany	—	2,266,161	—		2,266,161

TOTAL PREFERRED STOCKS	—	2,266,161	—		2,266,161

Mutual Funds
United States	921,601	—	—		921,601

TOTAL MUTUAL FUNDS	921,601	—	—		921,601

Short-Term Investments	865,018	—	—		865,018

Total Investments	2,510,546	77,510,568	0	§	80,021,114

Derivatives^
Futures Contracts
Equity Risk	23,035	—	—		23,035

Total	$2,533,581	$77,510,568	$0	§	$80,044,149

International Small Companies Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$603,226	$—		$603,226
Austria	—	325,155	—		325,155
Belgium	—	65,697	—		65,697
Canada	1,251,456	—	—		1,251,456
China	—	398,246	0	§	398,246
Denmark	—	154,018	—		154,018
Finland	—	32,622	—		32,622
France	—	1,152,377	—		1,152,377
Germany	—	1,623,288	—		1,623,288
Hong Kong	—	422,386	—		422,386
India	—	309,302	—		309,302
Indonesia	—	65,775	—		65,775
Israel	—	132,519	—		132,519
Italy	—	956,825	—		956,825
Japan	—	4,960,725	—		4,960,725
Malaysia	—	172,805	—		172,805
Mexico	154,953	—	—		154,953
Netherlands	23,320	309,293	—		332,613
Norway	—	269,981	—		269,981
Poland	—	160,621	—		160,621
Portugal	—	49,314	—		49,314
Singapore	—	583,503	—		583,503
South Africa	—	98,062	—		98,062
South Korea	—	944,744	—		944,744
Spain	—	182,628	—		182,628
Sweden	—	148,636	—		148,636
Switzerland	—	889,407	—		889,407

Description	Level 1	Level 2	Level 3		Total
International Small Companies Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
Taiwan	$—	$382,036	$—		$382,036
United Kingdom	—	2,287,719	—		2,287,719
United States	24,600	—	—		24,600

TOTAL COMMON STOCKS	1,454,329	17,680,910	0	§	19,135,239

Preferred Stocks
Brazil	—	3,562	—		3,562
Germany	—	273,994	—		273,994

TOTAL PREFERRED STOCKS	—	277,556	—		277,556

Investment Funds
Thailand	—	2,607	—		2,607

TOTAL INVESTMENT FUNDS	—	2,607	—		2,607

Mutual Funds
United States	5,568	—	—		5,568

TOTAL MUTUAL FUNDS	5,568	—	—		5,568

Short-Term Investments	395,317	—	—		395,317

Total Investments	1,855,214	17,961,073	0	§	19,816,287

Total	$1,855,214	$17,961,073	$0	§	$19,816,287

Quality Fund
Asset Valuation Inputs
Common Stocks
France	$—	$67,474,998	$—		$67,474,998
Germany	—	70,057,431	—		70,057,431
Switzerland	—	194,712,471	—		194,712,471
Taiwan	—	156,362,985	—		156,362,985
United Kingdom	—	451,585,777	—		451,585,777
United States	7,180,200,601	—	—		7,180,200,601

TOTAL COMMON STOCKS	7,180,200,601	940,193,662	—		8,120,394,263

Mutual Funds
United States	55,314,183	—	—		55,314,183

TOTAL MUTUAL FUNDS	55,314,183	—	—		55,314,183

Short-Term Investments	250,892,241	9,939,889	—		260,832,130

Total Investments	7,486,407,025	950,133,551	—		8,436,540,576

Total	$7,486,407,025	$950,133,551	$—		$8,436,540,576

Resources Fund
Asset Valuation Inputs
Common Stocks
Argentina	$2,505,261	$—	$—		$2,505,261
Australia	—	5,476,576	—		5,476,576
Austria	—	2,110,794	—		2,110,794
Brazil	—	1,366,184	—		1,366,184
Canada	4,207,162	—	—		4,207,162
China	—	5,090,610	—		5,090,610
Colombia	1,119,138	—	—		1,119,138
Denmark	—	5,547,736	—		5,547,736
Finland	—	379,808	—		379,808
France	—	7,411,200	—		7,411,200
Germany	—	2,886,195	—		2,886,195
Hungary	—	1,643,050	—		1,643,050
India	—	1,225,723	—		1,225,723
Israel	—	3,718,699	—		3,718,699
Italy	—	1,017,770	—		1,017,770
Japan	—	11,954,978	—		11,954,978

Description	Level 1	Level 2	Level 3	Total
Resources Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
Kazakhstan	$—	$489,915	$—	$489,915
Norway	—	15,477,247	—	15,477,247
Poland	—	4,780,002	—	4,780,002
Qatar	—	234,725	—	234,725
Russia	—	23,565,106	—	23,565,106
Singapore	—	—	537,839	537,839
South Africa	—	4,016,381	—	4,016,381
South Korea	—	577,370	—	577,370
Spain	—	3,346,474	—	3,346,474
Sweden	—	1,931,739	—	1,931,739
Thailand	—	4,431,200	—	4,431,200
Ukraine	—	1,930,734	—	1,930,734
United Kingdom	—	51,065,820	—	51,065,820
United States	32,002,990	—	—	32,002,990

TOTAL COMMON STOCKS	39,834,551	161,676,036	537,839	202,048,426

Preferred Stocks
Brazil	—	10,704,462	—	10,704,462
Chile	8,624,821	—	—	8,624,821
Russia	—	4,586,104	—	4,586,104

TOTAL PREFERRED STOCKS	8,624,821	15,290,566	—	23,915,387

Mutual Funds
United States	1,836,313	—	—	1,836,313

TOTAL MUTUAL FUNDS	1,836,313	—	—	1,836,313

Short-Term Investments	494,386	—	—	494,386

Total Investments	50,790,071	176,966,602	—	228,294,512

Total	$50,790,071	$176,966,602	$537,839	$228,294,512

Risk Premium Fund
Asset Valuation Inputs
Debt Obligations
United States	$74,798,271	$—	$—	$74,798,271

TOTAL DEBT OBLIGATIONS	74,798,271	—	—	74,798,271

Short-Term Investments	47,780,777	20,969,382	—	68,750,159

Total Investments	122,579,048	20,969,382	—	143,548,430

Total	$122,579,048	$20,969,382	$—	$143,548,430

Liability Valuation Inputs
Derivatives^
Written Options
Equity Risk	$(14,925)	$(670,005)	$—	$(684,930)

Tax-Managed International Equities Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$3,776,840	$—	$3,776,840
Austria	—	1,427,096	—	1,427,096
Belgium	—	252,845	—	252,845
Brazil	59,543	366,999	—	426,542
China	198,424	3,203,096	—	3,401,520
Colombia	31,320	—	—	31,320
Denmark	—	253,900	—	253,900
Finland	—	843,695	—	843,695
France	407,160	12,752,828	—	13,159,988
Germany	—	12,067,741	—	12,067,741
Greece	—	6,078	—	6,078

Description	Level 1	Level 2	Level 3		Total
Tax-Managed International Equities Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
Hong Kong	$—	$2,855,451	$—		$2,855,451
Hungary	—	163,487	—		163,487
India	62,010	1,015,707	—		1,077,717
Indonesia	—	6,734	—		6,734
Ireland	23,362	282,699	—		306,061
Israel	35,190	76,603	—		111,793
Italy	940,500	4,176,819	—		5,117,319
Japan	—	27,014,228	—		27,014,228
Malta	—	—	0	§	0	§
Mexico	395,242	—	—		395,242
Netherlands	150,124	2,848,364	—		2,998,488
New Zealand	—	129,066	—		129,066
Norway	—	1,210,819	—		1,210,819
Peru	42,206	—	—		42,206
Poland	—	204,260	—		204,260
Portugal	—	125,902	—		125,902
Russia	19,866	131,665	—		151,531
Singapore	—	871,611	—		871,611
South Africa	—	727,362	—		727,362
South Korea	16,464	1,474,674	—		1,491,138
Spain	—	2,252,876	—		2,252,876
Sweden	—	3,866,340	—		3,866,340
Switzerland	—	4,919,336	—		4,919,336
Taiwan	190,080	881,411	—		1,071,491
Thailand	—	326,896	—		326,896
Turkey	—	345,136	—		345,136
United Kingdom	428,055	13,002,911	—		13,430,966

TOTAL COMMON STOCKS	2,999,546	103,861,475	0	§	106,861,021

Preferred Stocks
Brazil	16,315	570,109	—		586,424
Germany	—	1,153,829	—		1,153,829
South Korea	—	381,784	—		381,784

TOTAL PREFERRED STOCKS	16,315	2,105,722	—		2,122,037

Rights/Warrants
Thailand	975	—	—		975

TOTAL RIGHTS/WARRANTS	975	—	—		975

Mutual Funds
United States	1,137,237	—	—		1,137,237

TOTAL MUTUAL FUNDS	1,137,237	—	—		1,137,237

Short-Term Investments	546,742	—	—		546,742

Total Investments	4,700,815	105,967,197	0	§	110,668,012

Derivatives^
Futures Contracts
Equity Risk	19,018	—	—		19,018

Total	$4,719,833	$105,967,197	$0	§	$110,687,030

U.S. Equity Allocation Fund
Asset Valuation Inputs
Common Stocks	$1,502,653,092	$—	$—		$1,502,653,092
Mutual Funds	12,185,561	—	—		12,185,561
Short-Term Investments	11,102,546	—	—		11,102,546

Total Investments	1,525,941,199	—	—		1,525,941,199

Total	$1,525,941,199	$—	$—		$1,525,941,199

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

^	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value. Excludes purchased options and fully funded total return swaps, if any, which are included in investments.
§	Represents the interest in securities that were determined to have a value of zero at November 30, 2017.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended November 30, 2017, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2017	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3†		Transfer out of Level 3†	Balances as of November 30, 2017		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2017
Climate Change Fund
Common Stocks
Australia	$—	$46,107	$—	$—	$—	$(34,198)	$—		$—	$11,909		$(34,198)

Total	$—	$46,107	$—	$—	$—	$(34,198)	$—		$—	$11,909		$(34,198)

Emerging Domestic Opportunities Fund
Common Stocks
India	$—	$9,417,811	$—	$—	$—	$9,182,081	$—		$—	$18,599,892		$9,182,081

Total	$—	$9,417,811	$—	$—	$—	$9,182,081	$—		$—	$18,599,892		$9,182,081

Emerging Markets Fund
Common Stocks
China	$686,465	$—	$—	$—	$—	$(4,153)	$—		$—	$682,312		$(4,153)
South Korea	—	1,726,223	—	—	—	322,036	—		—	2,048,259		322,036

Total	$686,465	$1,726,223	$—	$—	$—	$317,883	$—		$—	$2,730,571		$317,883

Investment Funds
India	$5,842,567	$—	$(3,199,252)	$—	$(6,989,828)	$4,445,249	$—		$—	$98,736		$(15,285)
Russia	2,083,527	—	(20,149)	—	—	470,811	—		—	2,534,189		470,811

Total Investment Funds	$7,926,094	$—	$(3,219,401)	$—	$(6,989,828)	$4,916,060	$—		$—	$2,632,925		$455,526

Rights/Warrants
India	$23,428	$—	$0	$—	$—	$(23,428)	$—		$—	$—		$—

Total	$8,635,987	$1,726,223	$(3,219,401)	$—	$(6,989,828)	$5,210,515	$—		$—	$5,363,496		$773,409

International Equity Fund
Common Stocks
Malta	$248,929	$—	$—	$—	$—	$(248,929)	$—		$—	$0	§	$(248,929)

Total	$248,929	$—	$—	$—	$—	$(248,929)	$—		$—	$0	§	$(248,929)

Rights/Warrants
Australia	$—	$0	$—	$—	$—	$13,678	$—		$—	$13,678		$13,678

Total	$—	$0	$—	$—	$—	$13,678	$—		$—	$13,678		$13,678

International Large/Mid Cap Equity Fund
Common Stocks
Malta	$249,150	$—	$—	$—	$—	$(249,150)	$—		$—	$0	§	$(249,150)

Total	$249,150	$—	$—	$—	$—	$(249,150)	$—		$—	$0	§	$(249,150)

Resources Fund
Common Stocks
Singapore	$—	$—	$—	$—	$—	$—	$537,839	‡	$—	$537,839		$—

Total	$—	$—	$—	$—	$—	$—	$537,839		$—	$537,839		$—

	Balances as of February 28, 2017	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3†	Transfer out of Level 3†	Balances as of November 30, 2017		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2017
Tax-Managed International Equities Fund
Common Stocks
Malta	$26,756	$—	$—	$—	$—	$(26,756)	$—	$—	$0	§	$(26,756)

Total	$26,756	$—	$—	$—	$—	$(26,756)	$—	$—	$0	§	$(26,756)

Rights/Warrants
Brazil	$990	$—	$0	$—	$—	$(990)	$—	$—	$—		$—

Total	$27,746	$—	$0	$—	$—	$(27,746)	$—	$—	$0	§	$(26,756)

†	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
‡	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
§	Represents the interest in securities that were determined to have a value of zero at November 30, 2017.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of November 30, 2017 were as follows:

Fund Name	Level 3 securities and derivatives
Climate Change Fund	< 1%
Emerging Domestic Opportunities Fund	< 1%
Emerging Markets Fund	< 1%
Foreign Small Companies Fund	< 1%
International Equity Fund	0%	§
International Large/Mid Cap Equity Fund	0%	§
International Small Companies Fund	0%	§
Quality Fund	—
Resources Fund	< 1%
Risk Premium Fund	—
Tax-Managed International Equities Fund	0%	§
U.S. Equity Allocation Fund	—

§	Represents the interest in securities that were determined to have a value of zero at November 30, 2017.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Other matters

Emerging Markets Fund (“EMF”)

Indian regulators alleged in 2002 that EMF violated some conditions under which it was granted permission to operate in India and have restricted some of EMF’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of EMF, a portion of the assets are not permitted to be withdrawn from EMF’s local custodial account located in India. The amount of restricted assets is small relative to the size of EMF, representing approximately 0.08% of the Fund’s total net assets as of November 30, 2017. The effect of this claim on the value of the restricted assets, and all matters relating to EMF’s response to these allegations, are subject to the supervision and control of GMO Trust’s Board of Trustees. Any costs in respect of this matter will be borne by EMF.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Climate Change Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Foreign Small Companies Fund	International Equity Fund	International Large/Mid Cap Equity Fund	International Small Companies Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund
Commodities Risk	X								X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk		X								X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X	X	X	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Risk		X	X
Illiquidity Risk	X	X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X	X		X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Equities	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Fixed Income		X								X
Merger Arbitrage Risk	X								X
Non-Diversified Funds	X	X	X					X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X	X	X	X
Small Company Risk	X	X	X	X	X		X	X	X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds or other investment companies (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise be forced to hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean that a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty). Counterparty risk also will be greater if a counterparty’s obligations exceed the value of collateral held by the Fund (if any).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds. Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations or realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the European Union, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure, or a downgrading of the credit rating of the investment. This risk is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Fixed income investments are also subject to illiquidity risk. See “Illiquidity Risk.”

All fixed income investments are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income investment. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk and market price of a fixed income investment are reflected in its credit ratings, and a Fund holding a rated investment is subject to the risk that the investment’s rating will be downgraded, resulting in a decrease in the market price of the fixed income investment.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease the market price of a Fund’s investments and increase the volatility of a Fund’s portfolio.

Asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income investment changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade investments (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade investments have speculative characteristics, often are less liquid than higher quality investments, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality investments, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer does not make any interest or other payments and a Fund incurs additional expenses in seeking recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position will decline in value. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case a Fund may have to purchase U.S. dollars at an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, such as securities, commodities or currencies, reference rates, such as interest rates, currency exchange rates, or inflation rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed, or the position transferred, only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the exposure arises.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, under-collateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the cost of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives will sometimes be unclear. In addition, the Securities and Exchange Commission has proposed a rule under the Investment Company Act of 1940, as amended the (“1940 Act”) regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) have adopted similar requirements, which affect a Fund when it enters into a derivatives transaction with a counterparty subject to those requirements. Because these requirements are new and evolving (and some of the rules are not yet final), their impact on the Funds remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in the margin required at the outset of a transaction. Clearing houses also have broad rights to increase the margin required for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than the documentation for typical bilateral derivatives. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. New variation margin requirements became effective in March 2017 and new initial margin requirements will become effective in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the cost of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they historically posted for bilateral derivatives. The cost of derivatives transactions is expected to increase further as clearing members raise their fees to cover the cost of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are new and evolving, and, therefore, their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. The Funds, particularly Risk Premium Fund, are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders subject to U.S. income taxation. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to be taxable at ordinary income tax rates. See the Funds’ Prospectus and Statement of Additional Information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own typically pays borrowing fees to a broker and is required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency.

Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of those issuers’ securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk”.

Because Resources Fund concentrates its investments in the natural resources sector, it is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the natural resources sector and is subject to greater risks than a fund that invests in a wider range of industries. In addition, the market prices of securities of companies in the natural resources sector are often more volatile (particularly in the short term) than those of securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry-wide supply and demand factors. Companies in the natural resources sector often have limited pricing power over the supplies they purchase and the products they sell, which can affect their profitability, and are often capital-intensive and use significant amounts of leverage. Projects in the natural resources sector may take extended periods of time to complete, and companies cannot ensure that the market will be favorable at the time the project begins production. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, companies in the natural resources sector can be especially affected by political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, companies in the natural resources sector can be significantly affected by import controls, worldwide competition and cartels, and changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Resources Fund’s concentration in the securities of natural resource companies exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. Because Resources Fund invests primarily in the natural resources sector, it runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.

Because Climate Change Fund focuses its investments in securities of companies involved in climate change-related industries, it will be more susceptible to events or factors affecting these companies, and the market prices of its portfolio securities may be more volatile than those of mutual funds that are more diversified. Climate Change Fund is particularly exposed to such factors as changes in global and regional climates, environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation and other domestic and international political, regulatory and economic developments (such as potential cut-backs on funding for the Environmental Protection Agency and other policies and actions by the Trump administration). Companies involved in alternative fuels also may be adversely affected by the increased use of, or decreases in prices for, oil or other fossil fuels. In addition, scientific developments, such as breakthroughs in the remediation of global warming or changes in governmental policies relating to the effects of pollution may affect investments in pollution control, which could in turn affect these companies. Such companies also may be significantly affected by the level or pace of technological change in industries focusing on energy, pollution control and mitigation of global warming. Because society’s focus on climate change issues is relatively new, the emphasis and direction of governmental policies is subject to significant change, and rapid technological change could render even new approaches and products obsolete. Some companies involved in climate change-related industries are in the early stages of operation and have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the market prices of securities of companies involved in climate change-related industries tend to be considerably more volatile than those of companies in more established sectors and industries.

Because Risk Premium Fund can have substantial exposure through a limited number of options contracts and because the Fund’s exposures may relate to relatively few stock indices, the Fund is subject to focused investment risk.

• FUND OF FUNDS RISK. Funds that invest in Underlying Funds (including underlying GMO Funds) are exposed to the risk that the Underlying Funds will not perform as expected. The Funds also are indirectly exposed to all of the risks to which the Underlying Funds are exposed.

Absent reimbursement, a Fund bears the fees and expenses of an Underlying Fund (including purchase premiums and redemption fees, if any) in which it invests, and the Fund will incur additional expenses when investing in an Underlying Fund. In addition, total Fund expenses will increase if a Fund makes a new or further investment in Underlying Funds with higher fees or expenses than the average fees and expenses of the Underlying Funds then in the Fund’s portfolio.

In addition, to the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk because those underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

At any particular time, one Underlying Fund may be purchasing securities of an issuer whose securities are being sold by another Underlying Fund, resulting in a Fund that holds each Underlying Fund indirectly incurring the costs associated with the two transactions without changing its exposure to those securities.

Investments in ETFs involve the risk that an ETF’s performance may not track the performance of the index it is designed to track. In addition, ETFs often use derivatives to track the performance of an index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk.”

A Fund’s investments in one or more Underlying Funds could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits, delays or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark. The degree to which a Fund’s securities are illiquid may affect the likelihood of its paying redemption proceeds in-kind.

In recent years, the credit markets have experienced periods characterized by a significant lack of liquidity, and they may experience similar periods in the future. A lack of liquidity could require a Fund to sell securities to satisfy collateral posting requirements and meet redemptions, which could, in turn, create downward price pressure on the securities being sold.

A Fund’s, and particularly Risk Premium Fund’s, ability to use options as part of its investment program depends on the liquidity of the options market. That market may not be liquid when a Fund seeks to close out an option position, and the hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for those securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the outstanding shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Further, from time to time a Fund may trade in anticipation of a purchase or redemption order that is not ultimately received or differs in size from the actual order, leading to temporary underexposure or overexposure to the Fund’s intended investment program. Additionally, redemptions and purchases of shares by a large shareholder or group of shareholders potentially limit the use of any capital loss carryforwards to offset future realized capital gains (if any) and other losses that would otherwise reduce distributable net investment income. In addition, large shareholders may limit or prevent a Fund’s use of equalization for U.S. federal tax purposes.

To the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, a Fund’s portfolio also will be leveraged if it exercises its right to delay payment on a redemption and can result in losses if the value of the Fund’s assets changes between the time a redemption request is received or deemed to be received by a Fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the Fund) and the time at which the Fund liquidates assets to meet redemption requests. Such a change in the value of a Fund’s assets is more likely in the case of Funds managed from GMO’s non-U.S. offices for which the time period between the NAV determination and corresponding liquidation of assets could be longer due to time zone differences and market schedules. In the case of redemptions representing a significant portion of a Fund’s portfolio, the leverage effects described above can be significant and could expose a Fund and non-redeeming shareholders to material losses.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

Some Funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure a Fund’s margin account or short sale decline, the Fund may be required to deposit additional funds with the counterparty or have the pledged securities liquidated to compensate for the decline.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and may cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. In the case of Tax-Managed International Equities Fund, GMO’s tax-management strategies may be ineffective or limited by market conditions, the timing of cash flows into and out of the Fund, and current or future developments in tax legislation and regulation.

For many Funds, GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong.

GMO relies on quantitative models in making investment decisions. The usefulness of GMO’s models may be diminished by the faulty incorporation of mathematical models into computer code, by reliance on proprietary and third-party technology that includes errors, omissions, bugs, or viruses, and by the retrieval of limited or imperfect data for processing by the model. These risks are present in the ordinary course of business and are more likely to occur when GMO is making changes to its models. Any of these risks could adversely affect a Fund’s performance.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to a risk of loss resulting from other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and to technological malfunctions that may have effects similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent, detect and respond to cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and a decline in the market price of their securities. Furthermore, as a result of cyber-attacks, technological disruptions, malfunctions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being unable, among other things, to buy or sell securities or accurately price their investments. The Funds cannot directly control cyber security plans and systems put in place by their service providers, the Funds’ counterparties, issuers of securities in which the Funds invest, or securities markets and exchanges.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them, including securities held by the Funds. Fraud and other deceptive practices committed by a company whose securities are held by a Fund undermine GMO’s due diligence efforts and, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively affect a Fund’s investment program as well as the rates or indices underlying a Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the European Union (commonly known as “Brexit”). A significant degree of uncertainty exists about the time frame for Brexit and whether it will have a negative impact on the United Kingdom, the European Union and/or the broader global economy.

War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market price of their holdings will decline. Market risks include:

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the issuer’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for what GMO believes is less than its fundamental fair (or intrinsic) value, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Because of Risk Premium Fund’s emphasis on selling put options on stock indices, GMO expects its net asset value to decline when those indices decline in value. Also, Risk Premium Fund’s investment strategy of writing put options on stock indices can be expected to cause the Fund to underperform relative to those indices when the markets associated with those indices rise sharply because of the Fund’s lack of exposure to the upside of those markets.

Fixed Income — Funds that invest in fixed income investments (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income investments also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income investment. When interest rates rise, these investments also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade investments (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade investments are subject to greater sensitivity to interest rate and economic changes than higher rated investments and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A risk run by each Fund with a significant investment in fixed income investments is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”)

is generally greater for Funds investing in fixed income investments with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.

The extent to which the market price of a fixed income investment changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because its fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate investments, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate investments have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate investments when interest rates rise but outperform them when interest rates decline. Fixed income investments paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including TIPS) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk.”

In response to government intervention, economic or market developments, or other factors, markets for fixed income investments may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling portfolio assets when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent years, central banks and governmental financial regulators, including the U.S. Federal Reserve, have kept interest rates historically low by purchasing bonds. Steps to curtail or “taper” such activities (such as recent indications from the U.S. Federal Reserve of its intent to do so) and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• MERGER ARBITRAGE RISK. Some Funds engage in transactions in which the Fund purchases securities at prices below the value of the consideration GMO expects the Fund to receive upon consummation of a proposed merger, exchange offer, tender offer, or other similar transaction (“merger arbitrage transactions”). The purchase price paid by the Fund may substantially exceed the market price of the securities before the announcement of the transaction.

If a Fund engages in merger arbitrage and the merger later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market price of the securities purchased by the Fund is likely to decline sharply, resulting in losses to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. A proposed merger can fail to be consummated for many reasons, including regulatory and antitrust restrictions, industry weakness, company specific events, failed financings, and general market declines.

Merger arbitrage strategies are subject to the risk of overall market movements, and a Fund may experience losses even if a transaction is consummated. A Fund’s investments in derivatives or short sales of securities to hedge or otherwise adjust long or short investment exposure in connection with a merger arbitrage may not perform as GMO expected or may otherwise reduce the Fund’s gains or increase its losses. Also, a Fund may be unable to hedge against market fluctuations or other risks. In addition, a Fund may sell securities short when GMO expects the Fund to receive the securities upon consummation of a transaction; if the Fund does not actually receive the securities, the Fund will have an unintended “naked” short position and may be required to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss. A Fund’s merger arbitrage transactions could result in tax inefficiencies, including greater distributions of net investment income and net realized capital gains than otherwise would be the case.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Climate Change Fund
•	Emerging Markets Fund

•	Emerging Domestic Opportunities Fund
•	Quality Fund
•	Resources Fund
•	Risk Premium Fund
•	Tax-Managed International Equities Fund

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Many non-U.S. securities markets include securities of only a small number of companies in a small number of industries. As a result, the market prices of securities traded on those markets often fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some countries limit a Fund’s ability to profit from short-term trading (as defined in that country).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no benefit. A Fund’s pursuit of such refunds may subject a Fund to various administrative and/or judicial proceedings. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if it is entitled to one. The outcome of a Fund’s efforts to obtain a refund is inherently unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until GMO is confident that the refund will be received. In some cases, the amount of a refund could be material to a Fund’s net asset value. Absent a determination that a refund is collectible and free from significant contingencies, a refund is not reflected in a Fund’s net asset value. See “Taxes, Non-U.S. Taxes” in the GMO Trust Statement of Additional Information for additional information. For information on possible special Singapore tax consequences of an investment in the Funds, see the Funds’ Prospectus and Statement of Additional Information.

Investing in non-U.S. securities also exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, government involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States. Fluctuations in foreign currency exchange rates also affect the market prices of a Fund’s non-U.S. securities (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license and thus limits the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a Fund’s license and thereby limit the Fund’s investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises); less governmental supervision and regulation of securities markets and participants in those markets; controls on investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may depend predominantly on only a few industries or revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations tend to have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have inexperienced managers or depend on a smaller group of key employees than larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in response to adverse market, economic, political or other conditions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices that are used to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). While GMO expects that Risk Premium Fund’s option positions typically will be fully collateralized at the time when the Fund is selling them, from time to time the Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged). For example, if Risk Premium Fund receives a redemption request and is unable to close out an option it had sold, the Fund may temporarily have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. Risk Premium Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended November 30, 2017, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Climate Change Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Foreign Small Companies Fund	International Equity Fund	International Large/Mid Cap Equity Fund	International Small Companies Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund
Forward currency contracts
Adjust exposure to foreign currencies				X			X
Hedge foreign currency exposure in the underlying funds’ investments relative to the U.S. dollar		X
Futures contracts
Adjust exposure to certain securities markets		X	X	X	X	X	X			X	X
Maintain the diversity and liquidity of the portfolio				X	X	X	X			X	X
Options (Written)
Substitute for direct equity investment									X
Swap contracts
Substitute for direct equity investment		X	X
Achieve returns comparable to holding and lending a direct equity position		X	X
Rights and/or warrants
Received as a result of corporate actions	X	X	X	X	X	X	X	X		X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of November 30, 2017:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Emerging Domestic Opportunities Fund
Asset Derivatives
Investments, at value (fully funded total return swaps)	$—	$21,667,539	$—	$—	$—	$21,667,539
Investments, at value (rights and/or warrants)	—	5,367,948	—	—	—	5,367,948
Unrealized Appreciation on Forward Currency Contracts	—	—	438,565	—	—	438,565
Unrealized Appreciation on Futures Contracts	—	5,574,705	—	—	—	5,574,705

Total	$—	$32,610,192	$438,565	$—	$—	$33,048,757

Emerging Markets Fund
Asset Derivatives
Investments, at value (rights and/or warrants)	$—	$407,259	$—	$—	$—	$407,259
Unrealized Appreciation on Futures Contracts	—	3,948,001	—	—	—	3,948,001
Investments, at value (swap contracts)	—	419,938	—	—	—	419,938

Total	$—	$4,775,198	$—	$—	$—	$4,775,198

Foreign Small Companies Fund
Asset Derivatives
Unrealized Appreciation on Futures Contracts	$—	$5,554	$—	$—	$—	$5,554

Total	$—	$5,554	$—	$—	$—	$5,554

International Equity Fund
Asset Derivatives
Investments, at value (rights and/or warrants)	$—	$13,678	$—	$—	$—	$13,678
Unrealized Appreciation on Futures Contracts	—	190,492	—	—	—	190,492

Total	$—	$204,170	$—	$—	$—	$204,170

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
International Large/Mid Cap Equity Fund
Asset Derivatives
Unrealized Appreciation on Futures Contracts	$—	$23,035	$—	$—	$—	$23,035

Total	$—	$23,035	$—	$—	$—	$23,035

Risk Premium Fund
Liability Derivatives
Written Options, at value	$—	$(684,930)	$—	$—	$—	$(684,930)

Total	$—	$(684,930)	$—	$—	$—	$(684,930)

Tax-Managed International Equities Fund
Asset Derivatives
Investments, at value (rights and/or warrants)	$—	$975	$—	$—	$—	$975
Unrealized Appreciation on Futures Contracts	—	19,018	—	—	—	19,018

Total	$—	$19,993	$—	$—	$—	$19,993

Subsequent events

Subsequent to November 30, 2017 GMO Tax-Managed International Equities Fund received redemption requests in the amount of $43,089,120.

GMO was notified on January 26, 2018, that a shareholder owning over 80% of GMO Foreign Small Companies Fund’s net assets anticipates redeeming its shares in full within the next 60 days.

In December 2017, the Board of Trustees has approved the termination of GMO International Small Companies Fund. The Fund is expected to liquidate on or about January 31, 2018.

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report available on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 90.5%

	Australia — 0.5%
9,534	AusNet Services	13,566
19,606	Australia & New Zealand Banking Group Ltd	425,738
2,030	Caltex Australia Ltd	52,581
340	CIMIC Group Ltd	13,227
82	Commonwealth Bank of Australia	4,972
1,954	Crown Resorts Ltd	18,321
1,643	Fortescue Metals Group Ltd	5,742
1,712	Incitec Pivot Ltd	5,194
5,449	LendLease Group	65,968
11,728	Mineral Resources Ltd	174,509
7,229	Mirvac Group (REIT)	13,436
11,693	National Australia Bank Ltd	262,699
2,901	Tabcorp Holdings Ltd	10,695
5,075	Tatts Group Ltd	16,669
1,408	Vocus Group Ltd	3,368

	Total Australia	1,086,685

	Austria — 0.2%
6,297	OMV AG	392,085
951	Zumtobel Group AG	12,040

	Total Austria	404,125

	Belgium — 0.0%
3,708	AGFA-Gevaert NV *	16,884
166	Proximus SADP	5,693
354	Umicore SA	16,529

	Total Belgium	39,106

	Brazil — 0.8%
3,200	AES Tiete Energia SA	12,809
36,145	Banco Bradesco SA	335,054
23,400	Banco do Brasil SA	213,688
19,500	Banco Santander Brasil SA	172,120
650	BR Malls Participacoes SA	2,398
47,400	Centrais Eletricas Brasileiras SA *	270,649
32,300	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	158,084
2,654	Sul America SA	14,505
1,500	Suzano Papel e Celulose SA *	8,024
13,200	TIM Participacoes SA	47,547
65,782	Vale SA	706,145

	Total Brazil	1,941,023

	Chile — 0.0%
1,237	Cia Cervecerias Unidas SA	15,765
4,777	Latam Airlines Group SA	59,794

	Total Chile	75,559

	China — 8.5%
344,000	Agile Group Holdings Ltd	498,972
3,479,000	Agricultural Bank of China Ltd – Class H	1,625,548

Shares	Description	Value ($)
	China — continued
69,000	Anhui Conch Cement Co Ltd – Class H	332,329
1,432,000	Bank of China Ltd – Class H	699,820
596,000	Bank of Communications Co Ltd – Class H	443,283
10,000	Beijing Capital International Airport Co Ltd – Class H	14,809
13,500	Beijing Enterprises Holdings Ltd	78,046
500	Changyou.com Ltd ADR *	18,240
126,000	China Cinda Asset Management Co Ltd – Class H	46,985
533,000	China CITIC Bank Corp Ltd – Class H	345,663
31,000	China Coal Energy Co Ltd – Class H	14,062
396,000	China Communications Construction Co Ltd – Class H	442,723
338,000	China Communications Services Corp Ltd – Class H	215,267
4,500	China Conch Venture Holdings Ltd	9,936
1,394,000	China Construction Bank Corp – Class H	1,222,874
4,000	China Everbright Ltd	8,953
86,000	China Evergrande Group *	285,430
31,000	China Huarong Asset Management Co Ltd – Class H	14,270
2,000	China Merchants Port Holdings Co Ltd	5,187
32,500	China Mobile Ltd	330,614
696,000	China National Building Material Co Ltd – Class H	642,546
155,000	China National Materials Co Ltd – Class H	119,670
11,000	China Pacific Insurance Group Co Ltd – Class H	52,861
1,006,000	China Petroleum & Chemical Corp – Class H	722,082
534,500	China Railway Construction Corp Ltd – Class H	634,582
175,000	China Railway Group Ltd – Class H	131,177
267,000	China SCE Property Holdings Ltd	116,849
392,500	China Shenhua Energy Co Ltd – Class H	970,535
2,968,000	China Telecom Corp Ltd – Class H	1,437,857
900	China Yuchai International Ltd	23,625
216,000	Chongqing Rural Commercial Bank Co Ltd – Class H	153,669
276,000	Country Garden Holdings Co Ltd	437,399
954,000	Dongfeng Motor Group Co Ltd – Class H	1,204,654
53,000	Fosun International Ltd	110,221
2,400	Fuyao Glass Industry Group Co Ltd – Class H	9,233
3,000	GF Securities Co Ltd – Class H	6,034
6,000	Greentown China Holdings Ltd	6,891
241,200	Guangzhou R&F Properties Co Ltd – Class H	518,117
257,000	Haier Electronics Group Co Ltd *	693,324
30,000	Haitian International Holdings Ltd	88,018
76,000	Harbin Electric Co Ltd – Class H	32,149
368,000	HengTen Networks Group Ltd *	14,476
1,494,000	Industrial & Commercial Bank of China Ltd – Class H	1,168,547
46,000	Jiangsu Expressway Co Ltd – Class H	63,162
204,000	Jiangxi Copper Co Ltd – Class H	319,355
67,500	Kingboard Chemical Holdings Ltd	388,434
28,000	Kunlun Energy Co Ltd	24,320
107,500	KWG Property Holding Ltd	114,220
145,000	Longfor Properties Co Ltd	341,873

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	China — continued
450,000	Lonking Holdings Ltd	160,320
109,000	People’s Insurance Co Group of China Ltd (The) – Class H	56,435
23,000	Road King Infrastructure Ltd	37,151
108,000	Shandong Weigao Group Medical Polymer Co Ltd – Class H	74,182
66,000	Shanghai Industrial Holdings Ltd	186,955
229,000	Shimao Property Holdings Ltd	448,820
51,000	Sihuan Pharmaceutical Holdings Group Ltd	18,021
254,500	Sino-Ocean Group Holding Ltd	159,573
33,000	Sinopec Engineering Group Co Ltd – Class H	27,506
98,000	Sinopec Shanghai Petrochemical Co Ltd – Class H	58,233
34,000	Sinotrans Ltd – Class H	17,153
57,000	Sun Art Retail Group Ltd	55,844
10,000	Tingyi Cayman Islands Holding Corp	15,702
4,000	Tsingtao Brewery Co Ltd – Class H	16,247
372,000	Weichai Power Co Ltd – Class H	416,029
509,000	Yuzhou Properties Co Ltd	251,115
150,000	Zhejiang Expressway Co Ltd – Class H	180,305
34,000	Zijin Mining Group Co Ltd – Class H	11,793
55,000	ZTE Corp – Class H *	192,049

	Total China	19,582,324

	Colombia — 0.1%
76,893	Ecopetrol SA	44,609
1,800	Ecopetrol SA Sponsored ADR	20,880
3,655	Grupo de Inversiones Suramericana SA	47,255

	Total Colombia	112,744

	Czech Republic — 0.1%
9,904	CEZ AS	226,375
4,446	Moneta Money Bank AS	16,025

	Total Czech Republic	242,400

	Denmark — 0.0%
94	Schouw & Co AB	8,690
604	Tryg A/S	14,687

	Total Denmark	23,377

	Egypt — 0.0%
15,874	Talaat Moustafa Group	8,893

	Finland — 0.1%
338	Elisa Oyj	13,745
271	Kesko Oyj – B Shares	13,721
336	Metso Oyj	11,846
85	Neste Oyj	5,275
518	Orion Oyj – Class B	19,134
2,120	UPM-Kymmene Oyj	63,795

	Total Finland	127,516

Shares	Description	Value ($)
	France — 2.0%
328	Accor SA	16,428
21,037	AXA SA	634,735
6,268	BNP Paribas SA	474,568
2,536	Casino Guichard Perrachon SA	154,234
1,990	Cie de Saint-Gobain	113,422
3,420	CNP Assurances	76,826
41,149	Credit Agricole SA	693,321
222	Eurazeo SA	19,528
169	Fonciere Des Regions (REIT)	18,066
189	ICADE (REIT)	17,549
192	Imerys SA	17,590
2,857	LVMH Moet Hennessy Louis Vuitton SE	832,277
24,620	Natixis SA	199,587
424	Neopost SA	14,113
6,900	Peugeot SA	142,577
1,069	Rallye SA	19,320
2,296	Renault SA	233,129
942	Rexel SA	17,357
2,306	Sanofi	210,352
1,391	Schneider Electric SE *	119,543
2,884	SCOR SE	117,461
10,507	Societe Generale SA	528,727
411	Suez	7,572
205	TOTAL SA	11,588
75	Wendel SA	12,619

	Total France	4,702,489

	Germany — 2.1%
2,270	Allianz SE (Registered)	536,116
231	Axel Springer SE	18,249
2,267	BASF SE	254,206
7,599	Bayerische Motoren Werke AG	767,159
11,661	Daimler AG (Registered Shares)	966,056
18,712	Deutsche Lufthansa AG (Registered)	643,851
134	Hannover Rueck SE	17,637
207	RTL Group SA	16,526
18,651	RWE AG *	427,527
9,502	SAP AG	1,074,222
770	Suedzucker AG	15,971
688	Volkswagen AG	142,773

	Total Germany	4,880,293

	Greece — 0.0%
1,629	FF Group *	30,181
1,498	OPAP SA	18,283

	Total Greece	48,464

	Hong Kong — 0.3%
59,000	BOC Hong Kong Holdings Ltd	300,258
6,000	Cathay Pacific Airways Ltd *	9,218
12,000	First Pacific Co Ltd	8,976

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Hong Kong — continued
14,000	HK Electric Investments & HK Electric Investments Ltd – Class SS	12,872
24,522	I-CABLE Communications Ltd *	702
3,500	Kerry Properties Ltd	15,496
32,000	Li & Fung Ltd	14,136
3,000	MTR Corp Ltd	17,687
8,000	NWS Holdings Ltd	14,585
23,000	PCCW Ltd	13,693
1,500	Power Assets Holdings Ltd	12,827
141,000	SJM Holdings Ltd	113,754
13,000	Wharf Holdings Ltd (The)	41,125
13,000	Wharf Real Estate Investment Co Ltd *	78,564
9,000	Wheelock & Co Ltd	61,938
3,000	Yue Yuen Industrial Holdings Ltd	10,734

	Total Hong Kong	726,565

	Hungary — 0.0%
47,419	Magyar Telekom Telecommunications Plc	84,854
1,102	MOL Hungarian Oil & Gas Plc	12,764

	Total Hungary	97,618

	India — 3.4%
10,967	Adani Enterprises Ltd	25,018
4,296	Aditya Birla Capital Ltd *	12,919
3,050	Ambuja Cements Ltd	12,467
67,284	Apollo Tyres Ltd	262,925
1,671	Balkrishna Industries Ltd	55,899
35,866	Bharat Petroleum Corp Ltd	279,846
15,269	Canara Bank	88,723
637	Container Corp Of India Ltd	12,972
8,815	Escorts Ltd	98,458
5,764	Exide Industries Ltd	18,429
22,474	GAIL India Ltd	163,041
359	Grasim Industries Ltd	6,494
13,817	HCL Technologies Ltd	181,422
1,031	Hero MotoCorp Ltd	58,385
96,322	Hindalco Industries Ltd	359,243
50,221	Hindustan Petroleum Corp Ltd	325,501
6,401	Idea Cellular Ltd *	9,444
14,749	IDFC Bank Ltd	12,536
90,300	IFCI Ltd *	34,710
671	Indiabulls Housing Finance Ltd	12,541
58,072	Indian Oil Corp Ltd	354,470
428,463	Jaiprakash Associates Ltd *	121,345
60,305	Karnataka Bank Ltd (The)	145,139
18,000	Larsen & Toubro Ltd	341,228
873	Mahindra & Mahindra Financial Services Ltd	5,985
7,538	Mahindra & Mahindra Ltd	164,819
255,473	Oil & Natural Gas Corp Ltd	718,081
23,040	Oriental Bank of Commerce *	45,404
287,742	Power Finance Corp Ltd	540,432
35,505	PTC India Ltd	64,097

Shares	Description	Value ($)
	India — continued
2,862	Reliance Capital Ltd	19,211
2,862	Reliance Home Finance Ltd *	3,551
57,373	Reliance Industries Ltd	820,603
306,731	Rural Electrification Corp Ltd	733,402
418	Siemens Ltd	7,807
3,682	State Bank of India	18,375
58,271	Syndicate Bank *	84,181
1,362	Tata Motors Ltd *	8,574
119,190	Tata Steel Ltd	1,283,437
49,792	Union Bank of India *	126,650
59,791	Vedanta Ltd	273,950

	Total India	7,911,714

	Indonesia — 0.2%
546,500	Adaro Energy Tbk PT	68,859
315,500	Astra International Tbk PT	186,424
52,300	Bank Danamon Indonesia Tbk PT	19,460
8,700	Bank Negara Indonesia Persero Tbk PT	5,224
2,500	Gudang Garam Tbk PT	14,151
31,800	Hanjaya Mandala Sampoerna Tbk PT	9,636
23,400	Indo Tambangraya Megah Tbk PT	36,646
68,400	Indofood Sukses Makmur Tbk PT	37,073
83,600	Media Nusantara Citra Tbk PT	8,058
59,500	Perusahaan Gas Negara Persero Tbk	7,501
20,300	Semen Indonesia Persero Tbk PT	14,106
40,500	United Tractors Tbk PT	100,388
62,600	XL Axiata Tbk PT *	14,256

	Total Indonesia	521,782

	Ireland — 0.0%
820	Bank of Ireland Group Plc *	6,387

	Israel — 0.0%
80	Azrieli Group Ltd	4,290
2,139	Bank Leumi Le-Israel BM	11,880
10,565	Bezeq The Israeli Telecommunication Corp Ltd	15,843
2,155	Cellcom Israel Ltd *	21,449
2,729	Israel Chemicals Ltd	11,119
400	SodaStream International Ltd *	28,152
687	Teva Pharmaceutical Industries Ltd	10,168
400	Teva Pharmaceutical Industries Ltd Sponsored ADR	5,928

	Total Israel	108,829

	Italy — 0.5%
6,362	Assicurazioni Generali SPA	116,468
55,197	Enel SPA	358,615
7,099	EXOR NV	429,952
2,420	Fiat Chrysler Automobiles NV *	41,559
12,421	Fincantieri SPA *	17,707
4,986	Intesa Sanpaolo SPA – RSP	15,941
3,244	Saipem SPA *	13,028

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Italy — continued
1,642	Societa Cattolica di Assicurazioni SC	17,818
46,159	Telecom Italia SPA *	38,623
211,876	Telecom Italia SPA-RSP	143,502
11,586	Unipol Gruppo SPA	53,151

	Total Italy	1,246,364

	Japan — 3.7%
600	AEON Financial Service Co Ltd	13,360
400	Aeon Mall Co Ltd	7,335
5,100	Aisin Seiki Co Ltd	274,453
400	Alfresa Holdings Corp	8,598
3,900	Asahi Glass Co Ltd	163,299
36,000	Asahi Kasei Corp	451,914
200	Benesse Holdings Inc	7,078
1,800	Bridgestone Corp	82,260
13,800	Canon Inc	529,307
700	Chubu Electric Power Co Inc	8,874
900	Chugoku Bank Ltd (The)	11,787
1,500	Chugoku Electric Power Co Inc (The)	16,578
4,400	Daiichi Sankyo Co Ltd	106,045
3,100	Daiwa House Industry Co Ltd	113,856
7	Daiwa House REIT Investment Corp	16,763
3,100	DIC Corp	116,336
4,000	Fukuoka Financial Group Inc	20,810
2,300	Gree Inc	15,038
2,100	Hachijuni Bank Ltd (The)	12,049
400	Hakuhodo DY Holdings Inc	5,388
100	Hirose Electric Co Ltd	14,956
1,500	Hiroshima Bank Ltd (The)	11,871
100	Hisamitsu Pharmaceutical Co Inc	5,639
4,100	Hitachi Chemical Co Ltd	108,455
75,000	Hitachi Ltd	561,951
900	Hokuriku Electric Power Co	7,941
1,200	Ibiden Co Ltd	19,244
400	IHI Corp	12,479
400	Iida Group Holdings Co Ltd	7,395
1,800	Isetan Mitsukoshi Holdings Ltd	20,926
32,400	ITOCHU Corp	563,230
1,300	J Front Retailing Co Ltd	22,047
4	Japan Prime Realty Investment Corp (REIT)	13,434
1,100	JGC Corp	19,193
500	Kamigumi Co Ltd	11,028
1,000	Kaneka Corp	8,864
1,000	Kansai Electric Power Co Inc (The)	13,252
500	Kitz Corp	3,702
500	Kurita Water Industries Ltd	15,723
500	Kyowa Hakko Kirin Co Ltd	9,515
900	Kyushu Financial Group Inc	5,349
200	Lawson Inc	13,798
23,300	Marubeni Corp	155,534
1,100	Marui Group Co Ltd	19,513
300	Maruichi Steel Tube Ltd	8,486

Shares	Description	Value ($)
	Japan — continued
4,680	Mebuki Financial Group Inc	19,752
900	Medipal Holdings Corp	17,517
62,700	Mitsubishi Chemical Holdings Corp	681,792
2,500	Mitsubishi Corp	62,877
6,300	Mitsubishi Electric Corp	104,671
2,300	Mitsubishi Gas Chemical Co Inc	64,574
11,800	Mitsubishi Tanabe Pharma Corp	255,128
700	Mitsubishi UFJ Lease & Finance Co Ltd	4,011
19,200	Mitsui & Co Ltd	292,850
700	Mitsui Chemicals Inc	22,725
2,200	Mitsui Mining & Smelting Co Ltd	125,527
600	Mitsui OSK Lines Ltd	19,439
200	Mixi Inc	9,316
100	NEC Corp	2,677
2,300	NET One Systems Co Ltd	33,082
1,500	Nichiha Corp	58,516
800	Nikon Corp	15,909
15,400	Nippon Telegraph & Telephone Corp	803,941
500	Nisshin Seifun Group Inc	9,790
500	NOK Corp	12,238
700	Nomura Real Estate Holdings Inc	16,228
440	Nomura Research Institute Ltd	19,992
2,000	Oji Holdings Corp	12,233
600	Rohm Co Ltd	61,836
200	Sankyo Co Ltd	6,461
1,100	SBI Holdings Inc	19,695
1,300	Sega Sammy Holdings Inc	15,739
7,500	Seiko Epson Corp	182,646
6,800	Sekisui Chemical Co Ltd	131,958
1,000	Shinsei Bank Ltd	16,073
4,500	Showa Denko KK	168,240
1,000	Showa Shell Sekiyu KK	12,823
900	Sony Financial Holdings Inc	15,307
50,000	Sumitomo Chemical Co Ltd	350,651
9,600	Sumitomo Corp	149,744
5,800	Sumitomo Electric Industries Ltd	101,731
2,300	Sumitomo Heavy Industries Ltd	94,636
250	Suzuken Co Ltd	9,907
900	T&D Holdings Inc	14,893
100	Taisho Pharmaceutical Holdings Co Ltd	7,948
200	Tocalo Co Ltd	8,526
1,200	Tohoku Electric Power Co Inc	15,874
12,000	Tokyo Electric Power Co Holdings Inc *	48,360
1,800	Tokyo Electron Ltd	334,888
2,700	Tokyu Fudosan Holdings Corp	19,558
2,000	Toppan Printing Co Ltd	18,677
2,300	Tosoh Corp	51,141
100	Toyoda Gosei Co Ltd	2,508
5,400	Toyota Tsusho Corp	204,229
200	Trend Micro Inc	11,353
600	USS Co Ltd	12,697
3,100	Yamada Denki Co Ltd	16,866

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
1,000	Yamaguchi Financial Group Inc	11,989
2,100	Yamaha Motor Co Ltd	66,049
100	Yokohama Rubber Co Ltd (The)	2,254

	Total Japan	8,484,695

	Malaysia — 0.3%
60,400	AirAsia Berhad	46,403
16,800	Alliance Financial Group Berhad	15,145
3,300	AMMB Holdings Berhad	3,352
4,000	Berjaya Sports Toto Berhad	2,269
8,744	CIMB Group Holdings Berhad	12,937
4,000	Gamuda Berhad	4,788
55,800	Genting Berhad	120,300
4,600	Hong Leong Bank Berhad	17,059
3,800	Hong Leong Financial Group Berhad	14,920
20,000	IJM Corp Berhad	15,110
32,375	IOI Properties Group Berhad	14,955
161,900	Petronas Chemicals Group Berhad	292,908
1,200	Petronas Dagangan Berhad	7,108
13,341	RHB Bank Berhad	15,971
12,300	RHB Capital Berhad (a)	—
7,800	UMW Holdings Berhad *	10,045
8,043	UMW Oil & Gas Corp Berhad *	651
8,600	Westports Holdings Berhad	7,229
34,476	YTL Power International Berhad	9,693

	Total Malaysia	610,843

	Mexico — 1.1%
121,200	Alfa SAB de CV – Class A	134,630
517,264	America Movil SAB de CV – Series L	443,009
16,541	Arca Continental SAB de CV	113,225
7,700	Coca-Cola Femsa SAB de CV – Series L	52,881
37,400	Genomma Lab Internacional SAB de CV – Class B *	44,374
7,600	Grupo Carso SAB de CV – Series A1	24,184
17,700	Grupo Financiero Banorte SAB de CV – Class O	103,958
70,900	Grupo Mexico SAB de CV – Series B	221,810
1,165	Industrias Penoles SAB de CV	24,437
9,500	Kimberly-Clark de Mexico SAB de CV – Class A	17,027
1,900	OHL Mexico SAB de CV	3,339
527,900	Wal-Mart de Mexico SAB de CV	1,246,440

	Total Mexico	2,429,314

	Netherlands — 0.5%
2,108	Aegon NV	13,095
300	AerCap Holdings NV *	15,591
9	Akzo Nobel NV	812
1,086	ASR Nederland NV	44,230
502	Boskalis Westminster	18,541
49,895	ING Groep NV	901,612
3,063	Philips Lighting NV	115,898
718	Randstad Holdings NV	44,164

	Total Netherlands	1,153,943

Shares	Description	Value ($)
	New Zealand — 0.0%
3,835	Contact Energy Ltd	14,197
1,280	Fletcher Building Ltd	6,094
6,852	Meridian Energy Ltd	13,619

	Total New Zealand	33,910

	Norway — 0.3%
13,914	DNB ASA	253,448
1,069	Gjensidige Forsikring ASA	19,396
2,174	Norsk Hydro ASA	14,787
2,784	Statoil ASA	55,984
10,293	Storebrand ASA	82,227
13,247	Subsea 7 SA	193,791

	Total Norway	619,633

	Peru — 0.3%
1,300	Cia de Minas Buenaventura SAA ADR	18,187
3,600	Credicorp Ltd	759,708

	Total Peru	777,895

	Philippines — 0.1%
16,770	Aboitiz Equity Ventures Inc	23,335
105,700	Alliance Global Group Inc *	32,902
2,280	Bank of the Philippine Islands	4,661
23,513	Energy Development Corp	2,644
555	Globe Telecom Inc	20,233
8,480	International Container Terminal Services Inc	18,006
16,780	JG Summit Holdings Inc	23,042
188,000	Megaworld Corp	19,984
59,800	Metro Pacific Investments Corp	7,979
10,610	Metropolitan Bank & Trust Co	20,251
1,515	PLDT Inc	44,532
27,300	Robinsons Land Corp	12,387
1,840	Security Bank Corp	9,166
710	SM Investments Corp	13,684

	Total Philippines	252,806

	Poland — 0.7%
510	Bank Handlowy w Warszawie SA	10,550
12,948	Enea SA	43,620
8,054	Energa SA	27,568
747	Grupa Azoty SA	15,083
19,639	KGHM Polska Miedz SA	593,033
10,943	Orange Polska SA *	16,912
21,503	PGE Polska Grupa Energetyczna SA *	72,694
14,055	Polski Koncern Naftowy ORLEN SA	441,798
17,604	Powszechny Zaklad Ubezpieczen SA	221,810
187,582	Tauron Polska Energia SA *	164,801

	Total Poland	1,607,869

	Qatar — 0.1%
1,134	Barwa Real Estate Co	8,736
713	Industries Qatar QSC	17,437

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Qatar — continued
954	Masraf Al Rayan QSC	8,902
1,248	Ooredoo QSC	27,438
299	Qatar Electricity & Water Co QSC	13,289
4,230	Qatar Gas Transport Co Ltd Nakilat	16,082
921	Qatar Islamic Bank SAQ	23,016

	Total Qatar	114,900

	Russia — 0.1%
1,761,000	Inter RAO UES PJSC	111,224
3,461,000	RusHydro PJSC	48,077
2,826	Sistema PJSC FC Sponsored GDR (Registered)	10,147

	Total Russia	169,448

	Singapore — 0.1%
11,100	CapitaLand Commercial Trust (REIT)	15,575
800	City Developments Ltd	7,215
18,700	Golden Agri-Resources Ltd	5,141
27,900	Hutchison Port Holdings Trust – Class U	11,890
3,500	Keppel Corp Ltd	19,906
5,600	Singapore Press Holdings Ltd	11,481
12,900	Suntec Real Estate Investment Trust	19,570
2,600	UOL Group Ltd	17,202
13,000	Yangzijiang Shipbuilding Holdings Ltd	15,198

	Total Singapore	123,178

	South Africa — 1.8%
587	Anglo American Platinum Ltd *	15,630
1,224	AngloGold Ashanti Ltd	12,910
47,799	Barclays Africa Group Ltd	546,806
4,535	Barloworld Ltd	51,063
13,162	Bidvest Group Ltd (The)	184,250
1,169	Exxaro Resources Ltd	12,555
1,575	Hyprop Investments Ltd (REIT)	12,357
13,196	Imperial Holdings Ltd	219,458
14,568	Liberty Holdings Ltd	123,333
103,287	MMI Holdings Ltd	151,660
43,323	Nedbank Group Ltd	728,396
745	Pioneer Foods Group Ltd	7,128
18,173	Reunert Ltd	92,690
144,646	Standard Bank Group Ltd	1,824,140
19,716	Telkom SA SOC Ltd	71,428
1,261	Tiger Brands Ltd	38,351
48,543	Tsogo Sun Holdings Ltd	76,758

	Total South Africa	4,168,913

	South Korea — 3.2%
1,933	BNK Financial Group Inc	16,913
822	Daelim Industrial Co Ltd	62,596
773	DB Insurance Co Ltd	48,814
544	DGB Financial Group Inc	5,000
203	Dongsuh Cos Inc	5,582
798	Doosan Heavy Industries & Construction Co Ltd	12,059
1,419	E-MART Inc	358,409

Shares	Description	Value ($)
	South Korea — continued
88	GS Holdings Corp	4,963
9,215	Hana Financial Group Inc	402,195
5,377	Hankook Tire Co Ltd	265,852
4,163	Hanwha Corp	159,722
17,693	Hanwha Life Insurance Co Ltd	121,729
312	Hanwha Techwin Co Ltd *	10,143
38	Hyundai Construction Equipment Co Ltd *	6,492
40	Hyundai Electric & Energy System Co Ltd *	4,337
1,836	Hyundai Marine & Fire Insurance Co Ltd	73,560
5,915	Hyundai Motor Co	897,723
273	Hyundai Wia Corp	17,002
25,436	Industrial Bank of Korea	371,694
9,608	KB Financial Group Inc	530,517
31	KCC Corp	11,014
11,203	Kia Motors Corp	346,996
173	Korea Investment Holdings Co Ltd	10,906
87	KT Corp	2,448
1,031	KT&G Corp	115,961
142	Kumho Petrochemical Co Ltd	11,711
185	LG Chem Ltd	71,268
1,479	LG Corp	124,105
9,232	LG Display Co Ltd	263,785
634	Lotte Chemical Corp	209,462
3	Lotte Chilsung Beverage Co Ltd	3,369
11	Lotte Confectionery Co Ltd/New *	1,511
375	Lotte Corp	21,237
2,521	LOTTE Himart Co Ltd	175,274
206	Lotte Shopping Co Ltd	39,717
474	NH Investment & Securities Co Ltd	5,989
751	POSCO	230,674
458	Posco Daewoo Corp	7,846
243	Samsung Card Co Ltd	8,547
458	Samsung Electronics Co Ltd	1,077,886
1,424	Samsung Heavy Industries Co Ltd *	15,747
17,793	Shinhan Financial Group Co Ltd	793,854
629	SK Holdings Co Ltd	169,414
705	SK Innovation Co Ltd	134,509
1,433	SK Networks Co Ltd	8,530
314	SK Telecom Co Ltd	76,459
2,700	SK Telecom Co Ltd Sponsored ADR	74,088
1,458	Woori Bank	21,694

	Total South Korea	7,409,303

	Spain — 0.5%
70,518	Banco Santander SA	474,972
3,554	CaixaBank SA	16,888
3,525	International Consolidated Airlines Group SA	29,096
50,698	Mapfre SA	170,546
22,605	Repsol SA	414,578
7,545	Telefonica SA	77,359
584	Zardoya Otis SA	6,515

	Total Spain	1,189,954

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Sweden — 0.6%
9,785	Alfa Laval AB	231,570
3,145	Electrolux AB – Series B	104,454
431	ICA Gruppen AB	15,601
620	Kinnevik AB – Class B	19,899
25,206	Nordea Bank AB	295,576
20,145	Sandvik AB	346,319
616	SKF AB – B Shares	13,947
2,346	Svenska Cellulosa AB SCA – Class B	22,886
522	Swedbank AB – A Shares	12,484
16,473	Volvo AB – B Shares	313,977

	Total Sweden	1,376,713

	Switzerland — 2.0%
467	Aryzta AG *	15,632
865	Logitech International SA (Registered)	30,174
25,951	Nestle SA (Registered)	2,220,096
14,517	Novartis AG (Registered)	1,245,509
92	Pargesa Holding SA	7,912
2,928	Roche Holding AG	739,949
21	Swatch Group AG (The)	7,674
1,078	Swiss Life Holding AG (Registered) *	362,557

	Total Switzerland	4,629,503

	Taiwan — 5.0%
25,155	Advanced Semiconductor Engineering Inc	32,677
38,000	Asia Pacific Telecom Co Ltd *	12,747
62,000	Asia Vital Components Co Ltd	74,752
37,000	Asustek Computer Inc	341,348
2,000	Casetek Holdings Ltd	7,785
25,000	Catcher Technology Co Ltd	271,104
86,000	Cathay Financial Holding Co Ltd	149,040
8,520	Chang Hwa Commercial Bank Ltd	4,626
44,000	China Airlines Ltd *	16,971
15,826	China Life Insurance Co Ltd	14,969
41,000	China Synthetic Rubber Corp	58,614
153,000	Compal Electronics Inc	106,214
54,000	Elan Microelectronics Corp	92,834
35,277	Eva Airways Corp	17,819
15,000	Evergreen Marine Corp Taiwan Ltd *	8,471
28,000	Far Eastern New Century Corp	23,919
23,190	First Financial Holding Co Ltd	14,919
121,000	Formosa Chemicals & Fibre Corp	368,226
4,000	Formosa Petrochemical Corp	14,196
149,000	Formosa Plastics Corp	451,480
13,000	Formosa Taffeta Co Ltd	13,061
216,000	Fubon Financial Holding Co Ltd	354,701
215,000	Grand Pacific Petrochemical	194,160
766,525	Hon Hai Precision Industry Co Ltd	2,573,144
6,000	HTC Corp *	13,547
6,432	Hua Nan Financial Holdings Co Ltd – Class C	3,532
104,000	Inventec Corp	78,437
44,000	Lite-On Semiconductor Corp	65,014

Shares	Description	Value ($)
	Taiwan — continued
97,435	Lite-On Technology Corp	120,462
4,000	Long Chen Paper Co Ltd	5,495
27,000	Lotes Co Ltd	153,624
4,000	MediaTek Inc	43,834
15,000	Mega Financial Holding Co Ltd	11,877
2,000	Merida Industry Co Ltd	8,313
74,000	Mitac Holdings Corp	89,250
276,000	Nan Ya Plastics Corp	696,766
45,000	Novatek Microelectronics Corp	172,272
1,000	OBI Pharma Inc *	5,069
161,000	Pegatron Corp	369,155
42,000	Phison Electronics Corp	427,760
218,000	Pou Chen Corp	262,451
24,000	Primax Electronics Ltd	66,774
96,000	Quanta Computer Inc	197,378
150,000	Radiant Opto-Electronics Corp	326,232
16,800	Ruentex Development Co Ltd *	17,520
10,000	Ruentex Industries Ltd *	16,701
24,000	Shin Kong Financial Holding Co Ltd	8,245
2,000	Siliconware Precision Industries Co Ltd	3,339
12,989	SinoPac Financial Holdings Co Ltd	4,044
52,350	Synnex Technology International Corp	71,002
33,063	Taiwan Business Bank	9,130
12,000	Taiwan Fertilizer Co Ltd	15,354
8,000	Taiwan Semiconductor Co Ltd	18,119
59,131	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	2,341,588
32,000	Teco Electric and Machinery Co Ltd	31,492
3,000	Transcend Information Inc	8,407
551,000	United Microelectronics Corp	282,337
254,503	Wistron Corp	197,332
83,000	WPG Holdings Ltd	113,084
36,000	Yulon Motor Co Ltd	28,749
2,000	Zhen Ding Technology Holding Ltd	4,923

	Total Taiwan	11,506,385

	Thailand — 0.2%
6,000	Advanced Info Service Pcl (Foreign Registered)	32,104
9,200	Banpu Pcl (Foreign Registered)	4,821
6,900	BEC World Pcl (Foreign Registered)	3,145
32,700	BTS Group Holdings Pcl (Foreign Registered)	8,259
2,800	Glow Energy Pcl (Foreign Registered)	7,482
8,100	Indorama Ventures Pcl (Foreign Registered)	12,165
53,900	IRPC Pcl (Foreign Registered)	10,249
21,000	Krung Thai Bank Pcl (Foreign Registered)	12,427
37,200	PTT Exploration & Production Pcl (Foreign Registered)	104,019
37,900	PTT Global Chemical Pcl (Foreign Registered)	92,282
16,500	PTT Pcl (Foreign Registered)	208,639
4,600	Thai Oil Pcl (Foreign Registered)	13,120
50,300	TMB Bank Pcl (Foreign Registered)	4,312

	Total Thailand	513,024

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Turkey — 1.1%
113,295	Eregli Demir ve Celik Fabrikalari TAS	249,213
107,306	KOC Holding AS	451,389
1,778	TAV Havalimanlari Holding AS	8,840
9,008	Turk Telekomunikasyon AS *	13,070
18,156	Turkcell Iletisim Hizmetleri AS	70,526
177,038	Turkiye Garanti Bankasi AS	433,743
10,429	Turkiye Halk Bankasi AS	23,633
390,615	Turkiye Is Bankasi – Class C	614,853
54,836	Turkiye Sise ve Cam Fabrikalari AS	58,618
290,570	Turkiye Vakiflar Bankasi TAO – Class D	428,483
902	Ulker Biskuvi Sanayi AS	4,184
54,794	Yapi ve Kredi Bankasi AS *	57,965

	Total Turkey	2,414,517

	United Arab Emirates — 0.1%
30,521	Abu Dhabi Commercial Bank PJSC	58,765
40,288	DAMAC Properties Dubai Co PJSC	37,847
32,700	Dubai Islamic Bank PJSC	53,813
4,957	Emaar Malls PJSC	2,903
6,544	First Abu Dhabi Bank PJSC	18,021

	Total United Arab Emirates	171,349

	United Kingdom — 4.7%
19,170	3i Group Plc	233,819
5,386	888 Holdings Plc	18,891
734	Antofagasta Plc	9,040
4,573	AstraZeneca Plc	295,134
25,280	Aviva Plc	174,394
1,356	Babcock International Group Plc	12,783
13,810	BAE Systems Plc	102,841
2,068	Barratt Developments Plc	16,962
152	BHP Billiton Plc	2,765
40,333	BP Plc	268,627
12,752	British American Tobacco Plc	810,929
3,122	British Land Co Plc (The) (REIT)	26,579
19,199	Centrica Plc	37,536
8,101	Chemring Group Plc	19,254
9,151	Cobham Plc *	15,737
18,429	Compass Group Plc	373,754
3,080	Direct Line Insurance Group Plc	15,243
852	easyJet Plc	16,224
11,412	Electrocomponents Plc	97,428
4,826	Fenner Plc	25,213
18,140	Ferrexpo Plc	62,164
654	Galliford Try Plc	10,455
700	GlaxoSmithKline Plc Sponsored ADR	24,542
14,720	Glencore Plc *	67,717
1,026	Hammerson Plc (REIT)	7,211
72,029	HSBC Holdings Plc	717,759
3,235	Inchcape Plc	32,626
494	Inmarsat Plc	3,228
5,037	Intu Properties Plc (REIT)	13,396
1,662	Investec Plc	11,540

Shares	Description	Value ($)
	United Kingdom — continued
1,346	Investec Plc	9,424
5,898	Land Securities Group Plc (REIT)	74,507
106,658	Legal & General Group Plc	385,703
809,699	Lloyds Banking Group Plc	722,605
1,544	Meggitt Plc	10,120
2,807	Mondi Plc	67,068
2,990	Northgate Plc	16,949
7,095	Persimmon Plc	243,696
12,614	QinetiQ Group Plc	36,897
13,139	Reckitt Benckiser Group Plc	1,153,308
10,486	Royal Dutch Shell Plc A Shares (London)	335,311
8,078	Royal Dutch Shell Plc B Shares (London)	261,733
439	Severn Trent Plc	12,467
2,091	Spectris Plc	70,864
4,375	Standard Life Aberdeen Plc	25,473
12,586	Standard Chartered Plc *	125,568
292	Travis Perkins Plc	6,350
1,680	UBM Plc	16,977
61,000	Unilever Plc	3,440,901
1,767	Vedanta Resources Plc	16,563
1,032	Vesuvius Plc	7,825
50,470	Wm Morrison Supermarkets Plc	147,695

	Total United Kingdom	10,711,795

	United States — 45.2%
16,518	3M Co.	4,016,186
45,800	Abbott Laboratories	2,581,746
25,300	Accenture Plc – Class A	3,744,653
2,428	Alphabet, Inc. – Class A *	2,515,821
5,500	Alphabet, Inc. – Class C *	5,617,755
31,329	American Express Co.	3,061,157
7,000	Amphenol Corp. – Class A	634,130
5,359	Analog Devices, Inc.	461,463
8,169	Anthem, Inc.	1,919,388
42,300	Apple, Inc.	7,269,255
5,079	Becton, Dickinson and Co.	1,159,079
84,951	Cisco Systems, Inc.	3,168,672
39,667	Coca-Cola Co. (The)	1,815,559
44,066	Cognizant Technology Solutions Corp. – Class A	3,185,090
13,814	Costco Wholesale Corp.	2,547,716
9,900	CVS Health Corp.	758,340
9,000	Eli Lilly & Co.	761,760
24,048	Emerson Electric Co.	1,558,791
6,900	Honeywell International, Inc.	1,076,124
4,854	Humana, Inc.	1,266,214
38,200	Johnson & Johnson	5,322,406
9,263	MasterCard, Inc. – Class A	1,393,804
37,667	Medtronic Plc	3,093,591
102,920	Microsoft Corp.	8,662,776
14,737	Monsanto Co.	1,743,977
134,582	Oracle Corp.	6,602,593
6,566	PepsiCo, Inc.	765,070
25,100	Pfizer, Inc.	910,126

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	United States — continued
32,384	Philip Morris International, Inc.	3,327,456
47,309	QUALCOMM, Inc.	3,138,479
23,394	Schlumberger Ltd.	1,470,313
9,826	Stryker Corp.	1,532,856
20,100	Teradata Corp. *	764,001
15,481	Texas Instruments, Inc.	1,506,146
7,216	TJX Cos, Inc. (The)	545,169
15,489	United Technologies Corp.	1,881,139
24,992	UnitedHealth Group, Inc.	5,702,425
40,253	US Bancorp	2,219,953
17,912	VF Corp.	1,306,860
42,953	Wells Fargo & Co.	2,425,556
5,928	Zimmer Biomet Holdings, Inc.	694,169

	Total United States	104,127,764

	TOTAL COMMON STOCKS (COST $171,500,515)	208,491,911

	PREFERRED STOCKS (b) — 1.5%

	Brazil — 1.0%
47,608	Banco Bradesco SA *	474,544
12,100	Braskem SA – Class A	167,931
8,300	Centrais Eletricas Brasileiras SA – Class B *	54,068
4,800	Cia Brasileira de Distribuicao *	102,466
11,300	Cia Energetica de Minas Gerais	22,748
17,640	Itau Unibanco Holding SA	222,303
15,200	Itau Unibanco Holding SA Sponsored ADR	190,760
241,704	Itausa – Investimentos Itau SA	766,037
145,500	Metalurgica Gerdau SA	225,347

	Total Brazil	2,226,204

	Colombia — 0.0%
37,891	Grupo Aval Acciones y Valores SA	15,513
1,758	Grupo de Inversiones Suramericana SA	22,041

	Total Colombia	37,554

	Germany — 0.2%
136	Draegerwerk AG & Co KGaA	11,402
1,607	Volkswagen AG	341,140

	Total Germany	352,542

	Russia — 0.0%
27,445	Surgutneftegas OJSC	13,345

	South Korea — 0.3%
1,338	Hyundai Motor Co	120,221
1,708	Hyundai Motor Co 2nd Preference	170,771
127	LG Chem Ltd	29,222
254	Samsung Electronics Co Ltd	492,607

	Total South Korea	812,821

	TOTAL PREFERRED STOCKS (COST $2,633,780)	3,442,466

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 3.1%

	United States — 3.1%
	Affiliated Issuers — 3.1%
286,129	GMO U.S. Treasury Fund	7,147,514

	TOTAL MUTUAL FUNDS (COST $7,150,371)	7,147,514

	SHORT-TERM INVESTMENTS — 5.5%

	Money Market Funds — 0.3%
666,817	State Street Institutional Treasury Money Market Fund-Premier Class, 1.02% (c)	666,817

	Total Money Market Funds	666,817

	U.S. Government — 5.2%
5,000,000	U.S. Treasury Bill, 0.84%, due 12/07/17 (d) (e)	4,999,192
1,500,000	U.S. Treasury Bill, 1.03%, due 12/21/17 (d) (e)	1,499,110
1,200,000	U.S. Treasury Bill, 1.12%, due 01/18/18 (d) (e)	1,198,204
1,500,000	U.S. Treasury Bill, 1.13%, due 01/25/18 (d) (e)	1,497,393
3,000,000	U.S. Treasury Bill, 1.40%, due 05/17/18 (d) (e)	2,980,812

	Total U.S. Government	12,174,711

	TOTAL SHORT-TERM INVESTMENTS (COST $12,841,184)	12,841,528

	TOTAL INVESTMENTS — 100.6% (Cost $194,125,850)	231,923,419
	Other Assets and Liabilities (net) — (0.6%)	(1,486,021)

	TOTAL NET ASSETS — 100.0%	$230,437,398

A summary of outstanding financial instruments at November 30, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/13/2017	GS	AUD	3,474,881	USD	2,784,307	$156,073
12/11/2017	JPM	CHF	2,010,789	USD	2,123,011	78,134
02/20/2018	JPM	EUR	10,173,842	USD	12,048,138	(122,205)
02/20/2018	JPM	GBP	3,603,684	USD	4,770,867	(116,378)
02/16/2018	JPM	JPY	928,809,877	USD	8,220,830	(65,801)
12/11/2017	BCLY	NOK	4,504,300	USD	566,454	24,948
12/11/2017	BCLY	SEK	12,393,800	USD	1,522,429	41,305
12/11/2017	BOA	USD	981,439	CHF	947,100	(18,283)
12/13/2017	JPM	USD	1,589,327	AUD	2,027,500	(55,823)

						$(78,030)

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Sales
1,549	S&P 500 E-Mini	December 2017	$205,079,855	$(13,719,927)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of November 30, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depositary Receipt

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Investment valued using significant unobservable inputs.

(b)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(c)	The rate disclosed is the 7 day net yield as of November 30, 2017.

(d)	The rate shown represents yield-to-maturity.

(e)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

Counterparty Abbreviations:

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

Currency Abbreviations:

AUD - Australian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

SEK - Swedish Krona

USD - United States Dollar

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
11,137,083	GMO Emerging Country Debt Fund, Class IV	335,003,458
774,375,768	GMO Implementation Fund	10,856,748,265
20,062,843	GMO Opportunistic Income Fund, Class VI	536,681,057
30,386,060	GMO SGM Major Markets Fund, Class VI	999,701,382
26,946,279	GMO Special Opportunities Fund, Class VI	673,926,448

	TOTAL MUTUAL FUNDS (COST $12,459,267,314)	13,402,060,610

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
7,788,617	State Street Institutional Treasury Money Market Fund-Premier Class, 1.02% (a)	7,788,617

	TOTAL SHORT-TERM INVESTMENTS (COST $7,788,617)	7,788,617

	TOTAL INVESTMENTS — 100.1% (Cost $12,467,055,931)	13,409,849,227
	Other Assets and Liabilities (net) — (0.1%)	(7,107,428)

	TOTAL NET ASSETS — 100.0%	$13,402,741,799

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of November 30, 2017.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 34.5%

	Australia — 0.5%
15,166	Adelaide Brighton Ltd	74,127
1,434	ASX Ltd	62,258
42,235	Australia & New Zealand Banking Group Ltd	917,119
69,921	BHP Billiton Ltd	1,458,563
67,051	Caltex Australia Ltd	1,736,762
93,728	Charter Hall Group (REIT)	448,622
4,298	CIMIC Group Ltd	167,200
40,010	Codan Ltd	67,341
41,522	Credit Corp Group Ltd	714,316
468,859	CSR Ltd	1,640,429
34,136	Dexus (REIT)	268,540
735,327	Downer EDI Ltd	3,937,348
253,594	Genworth Mortgage Insurance Australia Ltd	612,096
208,084	Goodman Group (REIT)	1,374,908
38,591	LendLease Group	467,199
379,812	Metcash Ltd	797,242
146,567	Mineral Resources Ltd	2,180,871
50,306	Myer Holdings Ltd	30,000
3,444	Navitas Ltd	13,831
324,778	OZ Minerals Ltd	2,069,015
169,874	Pact Group Holdings Ltd	717,510
27,413	Resolute Mining Ltd	20,923
58,493	Shopping Centres Australasia Property Group (REIT)	107,048
75,159	Sigma Healthcare Ltd	45,022
3,762	Virtus Health Ltd	14,849
71,005	WorleyParsons Ltd *	811,990
34,707	WPP AUNZ Ltd	22,171

	Total Australia	20,777,300

	Austria — 0.2%
7,647	Oesterreichische Post AG	344,791
94,528	OMV AG	5,885,816
4,441	POLYTEC Holding AG	104,212
31,165	voestalpine AG	1,809,773

	Total Austria	8,144,592

	Belgium — 0.0%
17,705	AGFA-Gevaert NV *	80,620
2,692	Barco NV	287,546
4,654	bpost SA	143,747
6,404	D’ieteren SA/NV	300,609
420	Orange Belgium SA	9,096

	Total Belgium	821,618

	Brazil — 0.8%
111,500	AES Tiete Energia SA	446,319
2,800	Banco BTG Pactual SA	16,235

Shares	Description	Value ($)
	Brazil — continued
200,000	Banco do Brasil SA	1,826,393
55,400	Banco Santander Brasil SA	488,999
541,200	Centrais Eletricas Brasileiras SA *	3,090,199
235,000	Cia de Saneamento Basico do Estado de Sao Paulo	2,345,704
11,500	EcoRodovias Infraestrutura e Logistica SA	42,211
29,200	EDP – Energias do Brasil SA	123,006
58,800	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	287,781
49,900	Engie Brasil Energia SA	539,710
27,100	Gerdau SA	79,011
40,500	Grendene SA	320,991
555,100	JBS SA	1,340,349
42,800	LPS Brasil Consultoria de Imoveis SA *	68,297
8,900	Multiplus SA	94,784
96,600	Oi SA *	133,212
26,500	Qualicorp SA	248,050
215,700	Rumo SA *	857,212
15,900	Tim Participacoes SA ADR	285,246
23,000	Transmissora Alianca de Energia Eletrica SA	149,621
908,136	Vale SA	9,748,440
890,262	Vale SA Sponsored ADR	9,525,808
106,400	Via Varejo SA *	709,271

	Total Brazil	32,766,849

	Canada — 0.8%
28,600	AGF Management Ltd – Class B	182,221
102,100	Air Canada *	1,946,005
52,700	Bank of Nova Scotia (The)	3,329,517
42,700	Baytex Energy Corp *	143,472
12,520	BRP Inc – Sub Voting	457,752
10,000	Canadian National Railway Co	780,607
16,900	Canadian Tire Corp Ltd – Class A	2,135,571
17,900	Capital Power Corp	338,118
33,800	Cascades Inc	336,389
2,600	Celestica Inc *	28,214
7,400	Celestica Inc *	80,216
29,000	CI Financial Corp	655,234
700	Cominar Real Estate Investment Trust	7,612
2,700	Corus Entertainment Inc – B Shares	24,590
5,040	Dream Industrial Real Estate Investment Trust	34,495
196,100	IAMGOLD Corp *	1,068,545
1,800	IGM Financial Inc	62,197
17,400	Industrial Alliance Insurance & Financial Services Inc	811,501
45,100	Just Energy Group Inc	195,411
17,300	Labrador Iron Ore Royalty Corp	308,011
900	Laurentian Bank of Canada	42,142
21,100	Medical Facilities Corp	215,555
207,000	Metro Inc	6,483,641

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Canada — continued
17,000	North West Co Inc (The)	431,275
13,600	Pure Industrial Real Estate Trust (REIT)	70,417
37,800	Rogers Sugar Inc	184,290
85,000	Royal Bank of Canada	6,644,382
30,600	Russel Metals Inc	685,455
19,700	Toromont Industries Ltd	866,547
43,600	Toronto-Dominion Bank (The)	2,475,111
71,400	Transcontinental Inc – Class A	1,538,519
71,800	Trican Well Service Ltd *	260,453
14,200	Valener Inc	254,360
11,200	Wajax Corp	218,765
31,000	West Fraser Timber Co Ltd	1,959,261
13,430	WestJet Airlines Ltd	278,458
2,900	Westshore Terminals Investment Corp	56,015
26,000	ZCL Composites Inc	222,687

	Total Canada	35,813,011

	Chile — 0.0%
289,090	Enel Chile SA	31,282
3,516	Inversiones La Construccion SA	52,155
3,139	Vina Concha y Toro SA	5,484

	Total Chile	88,921

	China — 5.1%
88,000	361 Degrees International Ltd	30,984
1,182,000	Agile Group Holdings Ltd	1,714,490
34,427,000	Agricultural Bank of China Ltd – Class H	16,085,872
18,400	Alibaba Group Holding Ltd Sponsored ADR *	3,258,272
1,234,000	Anhui Conch Cement Co Ltd – Class H	5,943,397
36,000	Anhui Expressway Co Ltd – Class H	29,585
117,000	ANTA Sports Products Ltd	524,322
2,175,500	BAIC Motor Corp Ltd – Class H	2,575,715
3,232,000	Bank of China Ltd – Class H	1,579,482
44,000	Baoye Group Co Ltd – Class H *	30,410
278,000	Beijing Capital International Airport Co Ltd – Class H	411,701
4,000	Beijing Enterprises Holdings Ltd	23,125
67,675	Changyou.com Ltd ADR *	2,468,784
60,000	Chaowei Power Holdings Ltd	29,234
1,994,000	China BlueChemical Ltd – Class H	556,547
734,000	China Communications Construction Co Ltd – Class H	820,603
6,350,000	China Communications Services Corp Ltd – Class H	4,044,214
3,795,000	China Construction Bank Corp – Class H	3,329,130
2,154,000	China Greenfresh Group Co Ltd	367,349
60,000	China Jinmao Holdings Group Ltd	27,178
2,688,000	China Lesso Group Holdings Ltd	1,722,648
2,850,000	China Machinery Engineering Corp – Class H	1,849,536
318,500	China Mobile Ltd	3,240,013

Shares	Description	Value ($)
	China — continued
11,014,000	China National Building Material Co Ltd – Class H	10,168,111
2,457,000	China National Materials Co Ltd – Class H	1,896,960
12,900	China Petroleum & Chemical Corp ADR	930,090
19,208,000	China Petroleum & Chemical Corp – Class H	13,787,033
124,000	China Power International Development Ltd	33,341
6,731,000	China Railway Construction Corp Ltd – Class H	7,991,338
936,000	China Railway Group Ltd – Class H	701,609
2,550,500	China Shenhua Energy Co Ltd – Class H	6,306,622
28,758,000	China Telecom Corp Ltd – Class H	13,931,901
168,600	China Vanke Co Ltd – Class H	616,379
12,700	China Yuchai International Ltd	333,375
1,011,000	Chongqing Rural Commercial Bank Co Ltd – Class H	719,255
2,717,000	Country Garden Holdings Co Ltd	4,305,842
9,452,000	Dongfeng Motor Group Co Ltd – Class H	11,935,415
112,000	Guangdong Investment Ltd	150,881
3,417,600	Guangzhou R&F Properties Co Ltd – Class H	7,341,275
1,705,000	Haier Electronics Group Co Ltd *	4,599,678
236,000	Haitian International Holdings Ltd	692,410
1,544,000	Harbin Electric Co Ltd – Class H	653,129
513,000	Hi Sun Technology China Ltd *	104,493
896,000	Hisense Kelon Electrical Holdings Co Ltd – Class H	989,261
235,000	Hua Hong Semiconductor Ltd	414,223
3,735,000	Huabao International Holdings Ltd	2,399,692
59,000	IGG Inc	58,254
2,906,000	Industrial and Commercial Bank of China Ltd – Class H	2,272,957
306,000	Jiangnan Group Ltd	22,384
1,416,000	Jiangsu Expressway Co Ltd – Class H	1,944,294
617,000	Jiangxi Copper Co Ltd – Class H	965,891
5,993	Jumei International Holding Ltd ADR *	18,818
1,205,000	Kingboard Chemical Holdings Ltd	6,934,274
1,562,000	Kingboard Laminates Holdings Ltd	2,595,404
770,500	KWG Property Holding Ltd	818,666
837,000	Lee & Man Paper Manufacturing Ltd	986,474
131,600	Livzon Pharmaceutical Group Inc – Class H	945,398
677,500	Longfor Properties Co Ltd	1,597,374
6,057,000	Lonking Holdings Ltd	2,157,904
1,200	NetEase Inc ADR	394,452
275,000	Nexteer Automotive Group Ltd *	591,568
514,000	Nine Dragons Paper Holdings Ltd	855,842
23,000	PAX Global Technology Ltd	10,260
642,000	PICC Property & Casualty Co Ltd – Class H	1,222,987
684,000	Powerlong Real Estate Holdings Ltd	314,272

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	China — continued
102,000	Qingling Motors Co Ltd – Class H	32,834
205,000	Road King Infrastructure Ltd	331,125
864,000	Shandong Weigao Group Medical Polymer Co Ltd – Class H	593,453
91,000	Shanghai Fosun Pharmaceutical Group Co Ltd – Class H	440,393
769,000	Shanghai Industrial Holdings Ltd	2,178,310
1,633,200	Shanghai Pharmaceuticals Holding Co Ltd – Class H	4,115,452
88,000	Shenzhen Expressway Co Ltd – Class H	85,000
2,314,500	Shimao Property Holdings Ltd	4,536,218
79,500	SINA Corp *	7,772,715
1,649,500	Sino-Ocean Group Holding Ltd	1,034,249
2,236,500	Sinopec Engineering Group Co Ltd – Class H	1,864,135
322,800	Sinopharm Group Co Ltd – Class H	1,274,549
12,000	Sinotrans Ltd – Class H	6,054
1,807,500	Sinotruk Hong Kong Ltd	2,004,837
884,000	Skyworth Digital Holdings Ltd	378,538
4,000	SOHO China Ltd	2,270
78,176	Sohu.com Inc *	3,782,937
127,000	Spring Real Estate Investment Trust	56,652
37,500	Tencent Holdings Ltd	1,920,042
267,500	Texhong Textile Group Ltd	339,620
706,000	Tianjin Port Development Holdings Ltd *	105,103
188,000	Tianneng Power International Ltd	159,773
2,283,000	TravelSky Technology Ltd – Class H	6,269,024
8,000	Truly International Holdings Ltd	3,665
895,000	Want Want China Holdings Ltd	702,461
3,495,000	Weichai Power Co Ltd – Class H	3,908,658
733,000	Xinhua Winshare Publishing and Media Co Ltd – Class H	584,586
1,809,500	Xtep International Holdings Ltd	673,231
496,000	Yuexiu Transport Infrastructure Ltd	359,458
6,832,000	Yuzhou Properties Co Ltd	3,370,567
2,680,000	Zhejiang Expressway Co Ltd – Class H	3,221,449
305,500	Zhongsheng Group Holdings Ltd	630,563
393,000	ZTE Corp – Class H *	1,372,279

	Total China	220,482,577

	Colombia — 0.1%
144,314	Almacenes Exito SA	783,644
276,400	Ecopetrol SA Sponsored ADR	3,206,240

	Total Colombia	3,989,884

	Czech Republic — 0.1%
73,577	CEZ AS	1,681,741
42,490	Moneta Money Bank AS	153,154
558	Philip Morris CR AS	421,176

	Total Czech Republic	2,256,071

Shares	Description	Value ($)
	Denmark — 0.0%
12	AP Moeller – Maersk A/S – Class B	21,635
1,010	Dfds A/S	54,523
4,494	Schouw & Co AB	415,460

	Total Denmark	491,618

	Egypt — 0.0%
28,967	Alexandria Mineral Oils Co	21,715

	Finland — 0.1%
9,043	Cramo Oyj	200,811
1,330	Kesko Oyj – B Shares	67,337
187,582	UPM-Kymmene Oyj	5,644,743

	Total Finland	5,912,891

	France — 1.7%
254,366	Air France-KLM *	3,609,317
8,227	Alten SA	683,438
10,401	Amundi SA	927,396
538,042	AXA SA	16,233,971
116,686	BNP Paribas SA	8,834,637
176	Capgemini SE	20,271
8,155	Casino Guichard Perrachon SA	495,969
15,922	Christian Dior SE	5,690,943
103,139	CNP Assurances	2,316,875
257,744	Credit Agricole SA	4,342,739
11,982	Derichebourg SA	130,274
1,216	Fnac Darty SA *	127,906
9,969	IPSOS	360,036
2,872	Jacquet Metal Service	89,363
3,175	LVMH Moet Hennessy Louis Vuitton SE	924,914
3,147	MGI Coutier	126,205
2,513	Neopost SA	83,648
56,700	Peugeot SA	1,171,610
7,417	Rallye SA	134,048
71,682	SCOR SE	2,919,508
172,360	Societe Generale SA	8,673,394
218,501	STMicroelectronics NV	4,945,017
198,700	STMicroelectronics NV – NY Shares	4,494,594
115,187	TOTAL SA	6,510,932

	Total France	73,847,005

	Germany — 1.8%
73,541	Allianz SE (Registered)	17,368,498
58,255	BASF SE	6,532,312
133,506	Bayerische Motoren Werke AG	13,478,141
4,253	Cewe Stiftung & Co KGAA	402,660
8,626	Covestro AG	898,360
209,361	Daimler AG (Registered Shares)	17,344,517
353,079	Deutsche Lufthansa AG (Registered)	12,148,899
161	Duerr AG	20,283
1,010	Isra Vision AG	185,491

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Germany — continued
2,694	Koenig & Bauer AG	206,169
2,775	Leoni AG	204,812
250,446	RWE AG *	5,740,848
12,132	SAP AG	1,371,549
14,960	Software AG	819,445
13,613	STADA Arzneimittel AG	1,318,518
21,585	Talanx AG	888,684
5,624	Volkswagen AG	1,167,085
2,422	Washtec AG	221,925

	Total Germany	80,318,196

	Greece — 0.0%
142,457	Alpha Bank AE *	275,377
333,287	Eurobank Ergasias SA *	269,250
12,055	FF Group *	223,350
19,380	Mytilineos Holdings SA *	210,730
865,949	National Bank of Greece SA *	267,948
75,408	Piraeus Bank SA *	211,114

	Total Greece	1,457,769

	Hong Kong — 0.8%
1,186,900	BOC Hong Kong Holdings Ltd	6,040,271
833,400	Champion (REIT)	616,916
41,700	Dah Sing Banking Group Ltd	92,308
4,000	Dah Sing Financial Holdings Ltd	25,673
40,000	HKT Trust & HKT Ltd – Class SS	50,180
147,100	Hysan Development Co Ltd	789,238
831,638	I-CABLE Communications Ltd *	23,823
169,800	Kerry Properties Ltd	751,780
507,400	Link (REIT)	4,542,269
71,800	Luk Fook Holdings International Ltd	313,690
564,000	Man Wah Holdings Ltd	492,224
16,000	Minth Group Ltd	89,598
29,700	New World Development Co Ltd	43,158
2,596,900	SJM Holdings Ltd	2,095,090
14,300	SmarTone Telecommunications Holdings Ltd	17,105
2,000	Swire Pacific Ltd – Class A	19,236
1,400	Television Broadcasts Ltd	4,880
6,307,000	WH Group Ltd	6,717,687
750,100	Wharf Holdings Ltd (The)	2,372,901
750,100	Wharf Real Estate Investment Co Ltd *	4,533,168
365,500	Wheelock & Co Ltd	2,515,365
55,425	Xinyi Automobile Glass Hong Kong Enterprises Ltd *	14,443
263,400	Xinyi Glass Holdings Ltd *	321,856
164,900	Yue Yuen Industrial Holdings Ltd	590,028

	Total Hong Kong	33,072,887

	Hungary — 0.1%
733,294	Magyar Telekom Telecommunications Plc	1,312,191

Shares	Description	Value ($)
	Hungary — continued
95,834	Richter Gedeon Nyrt	2,475,937

	Total Hungary	3,788,128

	India — 1.8%
535,705	Andhra Bank *	519,838
6,418	Asian Paints Ltd	114,667
25,110	Aurobindo Pharma Ltd	270,076
14,333	Balmer Lawrie & Co Ltd	61,874
1,002,244	Bharat Electronics Ltd	2,907,911
255,982	Bharat Petroleum Corp Ltd	1,997,309
70,904	Cadila Healthcare Ltd	474,520
399,091	Canara Bank	2,318,972
66,301	Chambal Fertilizers and Chemicals Ltd	149,391
55,041	Claris Lifesciences Ltd	295,684
12,475	Divi’s Laboratories Ltd	202,036
172,521	Firstsource Solutions Ltd *	114,167
129,161	GAIL India Ltd	937,017
58,094	Gujarat Industries Power Co Ltd	118,774
570,321	HCL Technologies Ltd	7,488,536
27,103	HDFC Bank Ltd(a)	780,148
5,501	Hero MotoCorp Ltd	311,521
312,620	Hexaware Technologies Ltd	1,634,547
319,690	Hindustan Petroleum Corp Ltd	2,072,029
1,907	Hindustan Unilever Ltd	37,592
886,947	IFCI Ltd *	340,927
157,760	Indian Bank	962,924
510,545	Indian Oil Corp Ltd	3,116,350
84,254	Infosys Ltd	1,275,701
2,063,106	Jaiprakash Associates Ltd *	584,291
128,948	Jaypee Infratech Ltd *	28,039
59,548	Jubilant Life Sciences Ltd	608,013
591,234	Karnataka Bank Ltd (The)	1,422,952
3,145	Kotak Mahindra Bank Ltd	48,815
57,413	KPIT Technologies Ltd	153,308
53,347	Larsen & Toubro Ltd	1,011,305
71,990	Maruti Suzuki India Ltd	9,607,817
3,290	Merck Ltd	57,300
6,880	MOIL Ltd	26,342
21,666	Mphasis Ltd	246,036
143,952	NIIT Technologies Ltd	1,427,106
1,179,615	NMDC Ltd	2,331,472
2,030,122	Oil & Natural Gas Corp Ltd	5,706,244
669	Oracle Financial Services Software Ltd	38,384
208,617	Oriental Bank of Commerce *	411,115
9,941	Piramal Enterprises Ltd	429,691
2,859,202	Power Finance Corp Ltd	5,370,101
750,932	PTC India Ltd	1,355,658
3,074,536	Rural Electrification Corp Ltd	7,351,302
159,138	Sonata Software Ltd	599,076
1,237	Sun TV Network Ltd	16,787
597,800	Syndicate Bank *	863,612
17,906	Tata Consultancy Services Ltd	732,408

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	India — continued
411,937	Tata Steel Ltd	4,435,735
14,201	Tech Mahindra Ltd	108,146
44,755	Uflex Ltd	318,365
2,119	UltraTech Cement Ltd	137,849
133,197	Union Bank of India *	338,798
620,907	Wipro Ltd	2,815,886
7,700	Wipro Ltd ADR	41,503

	Total India	77,125,967

	Indonesia — 0.1%
50,700	Astra International Tbk PT	29,958
75,200	Bank Central Asia Tbk PT	113,039
315,800	Bank Mandiri Persero Tbk PT	173,909
100,200	Bank Negara Indonesia Persero Tbk PT	60,170
868,800	Bank Pembangunan Daerah Jawa Timur Tbk PT	47,371
1,039,500	Bank Rakyat Indonesia Persero Tbk PT	247,422
819,400	Barito Pacific Tbk PT *	137,470
618,300	Harum Energy Tbk PT *	93,363
922,500	Indo Tambangraya Megah Tbk PT	1,444,700
737,900	Lippo Karawaci Tbk PT	31,369
29,100	Matahari Department Store Tbk PT	22,880
6,154,600	Panin Financial Tbk PT *	109,123
866,600	Ramayana Lestari Sentosa Tbk PT	64,124
504,400	Summarecon Agung Tbk PT	32,070
644,400	Telekomunikasi Indonesia Persero Tbk PT	199,038
1,700	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	52,836
4,900	United Tractors Tbk PT	12,146

	Total Indonesia	2,870,988

	Israel — 0.0%
168	B Communications Ltd *	2,652
32,209	Discount Investment Corp Ltd (Registered)	131,332
566	Mizrahi Tefahot Bank Ltd	10,329
11,216	Nova Measuring Instruments Ltd *	325,023
1,900	SodaStream International Ltd *	133,722

	Total Israel	603,058

	Italy — 0.5%
34,038	A2A SPA	64,040
38,149	ACEA SPA	774,892
3,586	ASTM SPA	102,202
127,818	Cofide SPA	85,840
6,272	El.En. SPA	192,854
3,475	Eni SPA	57,166
76,094	EXOR NV	4,608,645
547,300	Fiat Chrysler Automobiles NV	9,358,830
139,571	Fincantieri SPA *	198,967
302,992	Iren SPA	928,958

Shares	Description	Value ($)
	Italy — continued
15,426	MARR SPA	398,328
2,326	Prima Industrie SPA	90,742
97,124	Recordati SPA	4,369,350
123,555	Saras SPA	318,758
136,830	Societa Cattolica di Assicurazioni SC	1,484,815
11,076	Vittoria Assicurazioni SPA	160,207

	Total Italy	23,194,594

	Japan — 3.8%
9,700	Aisin Seiki Co Ltd	522,000
23,000	AOKI Holdings Inc	337,139
378,700	Asahi Kasei Corp	4,753,885
2,000	Autobacs Seven Co Ltd	38,367
19,600	Bridgestone Corp	895,721
192,100	Brother Industries Ltd	4,777,047
151,000	Canon Inc	5,791,695
13,700	Cawachi Ltd	341,733
500	Central Japan Railway Co	92,682
24,300	CKD Corp	533,240
28,100	Cosmo Energy Holdings Co Ltd	850,421
400	Daiichi Sankyo Co Ltd	9,640
14,100	Daiwa House Industry Co Ltd	517,860
5,100	Daiwabo Holdings Co Ltd	200,377
108,400	DCM Holdings Co Ltd	1,048,063
18,360	Denka Co Ltd	679,048
52,700	DIC Corp	1,977,712
9,400	Doutor Nichires Holdings Co Ltd	225,007
12,700	DTS Corp	421,287
8,200	Ehime Bank Ltd (The)	103,469
11,800	Elecom Co Ltd	269,278
7,800	Exedy Corp	233,745
6,600	Fujicco Co Ltd	149,392
5,100	Fujitsu General Ltd	108,289
1,069,000	Fujitsu Ltd	8,009,274
24,100	Furukawa Electric Co Ltd	1,280,656
3,600	Fuyo General Lease Co Ltd	239,639
34,460	Hanwa Co Ltd	1,397,079
4,300	Heiwado Co Ltd	92,997
59,200	Hitachi Chemical Co Ltd	1,565,989
1,131,000	Hitachi Ltd	8,474,220
1,500	Hitachi Transport System Ltd	37,503
1,700	Hosokawa Micron Corp	112,061
8,800	House Foods Group Inc	287,296
872,100	ITOCHU Corp	15,160,261
13,400	Itochu Techno-Solutions Corp	564,643
7,400	Kaneka Corp	65,595
90,400	Kanematsu Corp	1,089,943
1,400	Kasai Kogyo Co Ltd	24,576
1,110	Kawasaki Kisen Kaisha Ltd *	28,748
2,100	Keihin Corp	41,515
15,000	Kitz Corp	111,065
1,400	Kokuyo Co Ltd	26,619

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
400	Kuroda Electric Co Ltd	9,676
17,300	Kyowa Exeo Corp	416,018
800	Kyudenko Corp	37,982
357,700	Marubeni Corp	2,387,751
33,000	MCJ Co Ltd	333,790
1,144,500	Mitsubishi Chemical Holdings Corp	12,445,154
97,800	Mitsubishi Corp	2,459,735
205,100	Mitsubishi Electric Corp	3,407,619
102,700	Mitsubishi Gas Chemical Co Inc	2,883,351
208,800	Mitsubishi Tanabe Pharma Corp	4,514,472
237,500	Mitsubishi UFJ Financial Group Inc	1,692,928
24,100	Mitsubishi UFJ Lease & Finance Co Ltd	138,086
342,200	Mitsui & Co Ltd	5,219,436
65,100	Mitsui Chemicals Inc	2,113,410
3,100	Mitsui Engineering & Shipbuilding Co Ltd	45,203
5,100	Mitsui Mining & Smelting Co Ltd	290,995
6,000	Mitsui Sugar Co Ltd	246,619
12,100	NET One Systems Co Ltd	174,040
1,200	NHK Spring Co Ltd	13,434
37,000	Nichias Corp	478,403
22,200	Nichiha Corp	866,034
44,000	Nichirei Corp	1,277,970
41,000	Nippo Corp	973,396
305,200	Nippon Telegraph & Telephone Corp	15,932,653
2,500	Nippon Signal Co Ltd	27,035
4,700	Nishi-Nippon Financial Holdings Inc	53,048
3,900	Nissin Electric Co Ltd	47,160
19,800	Noritsu Koki Co Ltd	378,689
2,600	Okamura Corp	34,144
23,400	Open House Co Ltd	1,155,081
5,700	Osaka Gas Co Ltd	109,714
27,000	Osaki Electric Co Ltd	191,364
57,300	Otsuka Holdings Co Ltd	2,540,783
51,000	Pola Orbis Holdings Inc	1,864,045
2,200	Press Kogyo Co Ltd	13,187
162,000	Prima Meat Packers Ltd	1,128,747
900	Rock Field Co Ltd	16,654
6,600	Roland DG Corp	187,852
5,100	Sakata INX Corp	88,790
34,200	Seiko Epson Corp	832,867
3,800	Seiren Co Ltd	71,507
169,600	Sekisui Chemical Co Ltd	3,291,198
40,300	Showa Denko KK	1,506,683
1,348,100	Sojitz Corp	3,911,123
17,000	Sumitomo Bakelite Co Ltd	138,809
480,000	Sumitomo Chemical Co Ltd	3,366,253
59,700	Sumitomo Forestry Co Ltd	1,031,178
31,840	Sumitomo Heavy Industries Ltd	1,310,085
10,900	Sumitomo Rubber Industries Ltd	199,458
3,000	Suntory Beverage & Food Ltd	129,840
36,000	Suzuki Motor Corp	1,948,554

Shares	Description	Value ($)
	Japan — continued
1,900	T RAD Co Ltd	65,857
25,200	T-Gaia Corp	550,554
1,600	Takasago International Corp	50,625
2,800	Tocalo Co Ltd	119,365
2,000	Token Corp	251,854
22,600	Tokyo Electron Ltd	4,204,704
270,500	Tosoh Corp	6,014,564
7,100	Towa Corp	142,891
1,900	Toyoda Gosei Co Ltd	47,647
70,200	Toyota Tsusho Corp	2,654,972
11,700	TPR Co Ltd	402,761
14,200	TS Tech Co Ltd	583,265
7,200	TSI Holdings Co Ltd	54,873
3,000	TV Asahi Holdings Corp	64,086
11,800	UKC Holdings Corp	203,607
9,100	UT Group Co Ltd *	245,346
12,500	Wacoal Holdings Corp	388,358
700	Yellow Hat Ltd	20,477
12,300	Yuasa Trading Co Ltd	433,003

	Total Japan	163,917,588

	Malaysia — 0.0%
132,724	Berjaya Sports Toto Berhad	75,281
156,500	KSL Holdings Berhad *	45,156
132,600	Malayan Flour Mills Berhad	60,756
32,900	Malaysian Pacific Industries Berhad	104,554
86,900	Oldtown Berhad	55,512
193,600	Padini Holdings Berhad	239,068
77,600	UOA Development Berhad	46,027

	Total Malaysia	626,354

	Mexico — 0.5%
77,700	America Movil SAB de CV – Class L Sponsored ADR	1,328,670
720,200	Arca Continental SAB de CV	4,929,862
401,529	Bolsa Mexicana de Valores SAB de CV	686,268
961,700	Cemex SAB de CV CPO *	734,364
17,300	Coca-Cola Femsa SAB de CV Sponsored ADR	1,184,358
21,100	Corp Inmobiliaria Vesta SAB de CV	26,563
1,383,700	Genomma Lab Internacional SAB de CV – Class B *	1,641,715
19,700	Gentera SAB de CV	17,982
4,300	Grupo Aeroportuario del Pacifico SAB de CV – Class B	42,852
87,000	Grupo Financiero Interacciones SA de CV – Class O	399,352
10,600	Grupo Financiero Santander Mexico SAB de CV ADR	86,178
171,042	Grupo Herdez SAB de CV	392,471
148,900	Megacable Holdings SAB de CV CPO	630,912
4,792,738	Wal-Mart de Mexico SAB de CV	11,316,274

	Total Mexico	23,417,821

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Netherlands — 0.7%
60,600	AVG Technologies NV * (b)	1,659,691
364	BinckBank NV	1,862
26,100	Constellium NV – Class A *	276,660
21,215	Heineken Holding NV	2,042,530
865,014	ING Groep NV	15,630,970
41,446	Philips Lighting NV	1,568,241
22,654	Unilever NV CVA	1,306,431
129,576	Wolters Kluwer NV	6,709,253

	Total Netherlands	29,195,638

	New Zealand — 0.0%
640,296	Air New Zealand Ltd	1,404,214
9,932	Fletcher Building Ltd	47,284
19,898	Fletcher Building Ltd	93,835

	Total New Zealand	1,545,333

	Norway — 0.2%
8,812	Austevoll Seafood ASA	74,168
25,729	Bakkafrost P/F	972,003
76,856	BW LPG Ltd *	304,236
196,279	DNB ASA	3,575,289
43,686	Orkla ASA	438,218
1,716	Salmar ASA	50,387
19,206	SpareBank 1 Nord Norge	142,182
10,671	SpareBank 1 SR Bank ASA	111,517
140,241	Storebrand ASA	1,120,340
265,345	Subsea 7 SA	3,881,747

	Total Norway	10,670,087

	Peru — 0.0%
2,500	Credicorp Ltd	527,575

	Philippines — 0.0%
107,500	First Gen Corp	37,419
269,200	Lopez Holding Corp	30,661
17,540	Manila Electric Co	109,855
169,800	Manila Water Co Inc	95,852
379,000	Megaworld Corp	40,286

	Total Philippines	314,073

	Poland — 0.2%
97,405	Asseco Poland SA	1,224,788
374,786	Enea SA	1,262,600
154,270	Energa SA	528,044
66,040	Impexmetal SA *	80,433
122,772	KGHM Polska Miedz SA	3,707,308
129,882	PGE Polska Grupa Energetyczna SA *	439,085
24,045	Polski Koncern Naftowy ORLEN SA	755,819
2,460,762	Tauron Polska Energia SA *	2,161,914

	Total Poland	10,159,991

Shares	Description	Value ($)
	Portugal — 0.0%
95,779	CTT-Correios de Portugal SA	370,498

	Qatar — 0.0%
5,256	Barwa Real Estate Co	40,490
835	Industries Qatar QSC	20,420
1,836	Qatar National Bank QPSC	58,864

	Total Qatar	119,774

	Russia — 0.4%
95,500	Aeroflot PJSC	248,541
369,800	Alrosa PJSC	490,988
9,472,000	ENEL RUSSIA PJSC	220,923
12,930	Gazprom Neft PJSC	55,539
385,917	Gazprom PJSC Sponsored ADR	1,726,192
13,164	Globaltrans Investment Plc Sponsored GDR (Registered)	121,170
1,323,000	Inter RAO UES PJSC	83,560
21,347	LUKOIL PJSC Sponsored ADR	1,187,763
12,080	M.Video PJSC *	80,728
17,612	Magnit PJSC Sponsored GDR (Registered)	464,564
62,300	Magnitogorsk Iron & Steel OJSC	46,670
4,588	Magnitogorsk Iron & Steel Works PJSC Sponsored GDR	47,718
60,687	MegaFon PJSC GDR (Registered)	585,582
83,746	MMC Norilsk Nickel PJSC ADR	1,454,574
199,400	Mobile TeleSystems PJSC Sponsored ADR	2,067,778
198,520	Moscow Exchange MICEX-RTS PJSC	421,266
4,878	Novatek PJSC Sponsored GDR (Registered)	552,986
18,300	Novolipetsk Steel PJSC	41,347
14,476	Novolipetsk Steel PJSC GDR	327,448
11,200	QIWI Plc Sponsored ADR	164,976
178,050	Rostelecom PJSC	195,327
264,664	Sberbank of Russia Sponsored ADR	4,327,328
13,757	Severstal PJSC GDR (Registered)	213,807
39,113	Sistema PJSC FC Sponsored GDR (Registered)	140,448
183,700	Surgutneftegas OJSC	86,262
16,908	Surgutneftegas OJSC Sponsored ADR	77,798
1,240	Tatneft PJSC	9,731
6,137	Tatneft PJSC Sponsored ADR	290,273
823	TCS Group Holding Plc GDR	15,252
25,600	VEON Ltd ADR	103,424
86,200	Yandex NV – Class A *	2,854,082

	Total Russia	18,704,045

	Singapore — 0.1%
71,700	CapitaLand Commercial Trust (REIT)	100,603
19,100	China Aviation Oil Singapore Corp Ltd	23,260
308,000	Fortune Real Estate Investment Trust	380,591
152,200	Frasers Centrepoint Trust (REIT)	250,630

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Singapore — continued
120,300	Japfa Ltd	44,735
543,900	Mapletree Greater China Commercial Trust (REIT)	476,322
308,100	Mapletree Industrial Trust (REIT)	450,294
63,910	Mapletree Logistics Trust (REIT)	60,227
107,400	Parkway Life Real Estate Investment Trust	231,042
800	SATS Ltd	3,143
173,300	Venture Corp Ltd	2,704,192
741,300	Yangzijiang Shipbuilding Holdings Ltd	866,638
266,000	Yanlord Land Group Ltd	328,030

	Total Singapore	5,919,707

	South Africa — 1.3%
11,816	AECI Ltd	80,208
53,391	African Rainbow Minerals Ltd	473,432
74,735	Astral Foods Ltd	1,206,100
498,052	Aveng Ltd *	90,977
194,451	AVI Ltd	1,432,395
596,022	Barclays Africa Group Ltd	6,818,306
351,087	Barloworld Ltd	3,953,171
100,038	Bidvest Group Ltd (The)	1,400,394
770,801	Blue Label Telecoms Ltd	896,639
712	Capitec Bank Holdings Ltd	51,109
39,539	Clicks Group Ltd	500,674
75,403	DataTec Ltd *	311,964
254,239	Emira Property Fund Ltd (REIT)	245,288
78,631	FirstRand Ltd	322,661
3,297	Foschini Group Ltd (The)	37,990
4,418	Hyprop Investments Ltd (REIT)	34,662
16,386	KAP Industrial Holdings Ltd	10,480
161,231	Kumba Iron Ore Ltd	3,823,649
31,694	Lewis Group Ltd	56,702
323,545	Liberty Holdings Ltd	2,739,132
4,088	Massmart Holdings Ltd	33,461
1,565,404	Merafe Resources Ltd	185,684
821,115	MMI Holdings Ltd	1,205,668
204,985	Mondi Ltd	4,856,819
16,654	Mr Price Group Ltd	253,152
689,813	Murray & Roberts Holdings Ltd	697,822
561,380	Nedbank Group Ltd	9,438,570
1,300	Net 1 UEPS Technologies, Inc. *	14,430
140,492	Raubex Group Ltd	192,472
213,591	Reunert Ltd	1,089,408
2,721	RMB Holdings Ltd	13,241
5,597	Sanlam Ltd	31,953
22,259	Santam Ltd	417,998
113,256	Shoprite Holdings Ltd	1,880,895
684,952	Standard Bank Group Ltd	8,637,973
24,917	Steinhoff International Holdings NV	102,285
37,251	Sun International Ltd *	148,991
276,918	Telkom SA SOC Ltd	1,003,229

Shares	Description	Value ($)
	South Africa — continued
19,125	Truworths International Ltd	111,174
156,705	Tsogo Sun Holdings Ltd	247,787
17,225	Vodacom Group Ltd	182,139
93,129	Wilson Bayly Holmes-Ovcon Ltd	1,018,849
19,585	Woolworths Holdings Ltd	82,726

	Total South Africa	56,332,659

	South Korea — 1.9%
677	Able C&C Co Ltd	13,983
2,119	Aekyung Petrochemical Co Ltd	31,732
245	Amorepacific Group	33,251
66,225	BNK Financial Group Inc	579,458
1,013	Cheil Worldwide Inc	18,751
824	Com2uSCorp	95,522
475	Coway Co Ltd	41,897
212	Cuckoo Electronics Co Ltd (c)	31,847
22,126	Daishin Securities Co Ltd	298,997
22,144	Daou Data Corp	208,210
20,829	Daou Technology Inc	366,105
11,381	DB Insurance Co Ltd	718,695
15,988	DGB Financial Group Inc	146,943
983	Dongsuh Cos Inc	27,032
24,043	Dongwon Development Co Ltd	114,187
1,456	Douzone Bizon Co Ltd	46,044
9,817	E-MART Inc	2,479,561
27,607	Grand Korea Leisure Co Ltd	827,658
2,844	GS Home Shopping Inc	556,381
1,485	GS Retail Co Ltd	53,952
58,348	Hana Financial Group Inc	2,546,635
991	Hancom Inc	15,478
32	Hankook Shell Oil Co Ltd	11,735
29,942	Hankook Tire Co Ltd	1,480,408
16,825	Hankook Tire Worldwide Co Ltd	293,919
11,493	Hanon Systems	140,080
1,110	Hansol Paper Co Ltd	15,096
17,377	Hanwha Corp	666,705
300,789	Hanwha Life Insurance Co Ltd	2,069,441
9,775	Hyundai Corp	183,671
6,278	Hyundai Engineering & Construction Co Ltd	202,875
414	Hyundai Glovis Co Ltd	55,776
817	Hyundai Greenfood Co Ltd	11,655
4,661	Hyundai Home Shopping Network Corp	560,542
10,462	Hyundai Hy Communications & Network Co Ltd	35,102
57,012	Hyundai Marine & Fire Insurance Co Ltd	2,284,192
5,914	Hyundai Mobis Co Ltd	1,490,478
57,266	Hyundai Motor Co	8,691,298
1,280	iMarketKorea Inc	12,342
294,684	Industrial Bank of Korea	4,306,186
2,479	Innocean Worldwide Inc	177,709
111	It’s Hanbul Co Ltd	5,207

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	South Korea — continued
118,452	JB Financial Group Co Ltd	650,617
16,503	Kangwon Land Inc	563,881
159,454	KB Financial Group Inc	8,804,437
1,060	KEPCO Plant Service & Engineering Co Ltd	36,825
225,220	Kia Motors Corp	6,975,850
1,563	KISCO Corp	55,355
607	KIWOOM Securities Co Ltd	46,116
14,126	Korea Asset In Trust Co Ltd	107,293
12,307	Korea Real Estate Investment & Trust Co Ltd	38,814
766	Korea Zinc Co Ltd	343,374
18,338	Korean Reinsurance Co	182,946
2,900	KT Corp Sponsored ADR	45,240
8,335	KT Hitel Co Ltd *	43,660
6,301	KT Skylife Co Ltd	76,512
12,316	KT&G Corp	1,385,228
27,927	Kwang Dong Pharmaceutical Co Ltd	228,347
14,392	Kwangju Bank	156,666
4,218	Kyobo Securities Co Ltd	37,158
18,594	LF Corp	525,259
102,789	LG Display Co Ltd	2,936,979
55,474	LG Electronics Inc	4,616,007
50	LG Household & Health Care Ltd	53,917
3,586	Lotte Corp	203,086
18,680	LOTTE Himart Co Ltd	1,298,739
2,798	Lotte Shopping Co Ltd	539,459
3,228	LS Corp	198,692
6,289	Meritz Financial Group Inc	91,067
7,386	Meritz Fire & Marine Insurance Co Ltd	174,781
31,742	Meritz Securities Co Ltd	138,948
297	Namyang Dairy Products Co Ltd	190,100
32,006	NHN Entertainment Corp *	1,996,148
64	Ottogi Corp	46,661
2,558	Partron Co Ltd	20,946
2,127	Posco Daewoo Corp	36,436
1,395	S&T Motiv Co Ltd	60,991
2,181	Samjin Pharmaceutical Co Ltd	73,234
23,132	Samsung Card Co Ltd	813,601
1,065	Samsung Electronics Co Ltd	2,506,438
1,514	Samsung Fire & Marine Insurance Co Ltd	362,936
516	Samsung Life Insurance Co Ltd	60,925
553	Samsung SDS Co Ltd	96,309
1,946	Samsung Securities Co Ltd	65,519
3,901	Seah Besteel Corp	108,404
4,977	SeAH Steel Corp	440,136
11,764	Seoyon E-Hwa Co Ltd	123,627
57,452	Shinhan Financial Group Co Ltd	2,563,284
3,146	Shinsegae Inc	830,805
3,619	Silicon Works Co Ltd	175,333
818	Sindoh Co Ltd	48,680
500	SK Gas Ltd	44,944

Shares	Description	Value ($)
	South Korea — continued
635	SK Innovation Co Ltd	121,153
3,174	SK Telecom Co Ltd	772,872
57,700	SK Telecom Co Ltd Sponsored ADR	1,583,288
11,218	SL Corp	229,053
101	Soulbrain Co Ltd	5,988
1,656	Spigen Korea Co Ltd	71,626
1,342	Ssangyong Information & Communication *	1,832
39,258	Tongyang Life Insurance Co Ltd	292,712
2,651	Unid Co Ltd	109,024
349,424	Woori Bank	5,199,056

	Total South Korea	81,554,050

	Spain — 0.5%
18,912	Ebro Foods SA	436,848
192,433	Endesa SA	4,290,920
248,501	Mapfre SA	835,949
820,674	Repsol SA	15,051,229

	Total Spain	20,614,946

	Sweden — 0.5%
33,973	Acando AB	110,450
17,916	Alfa Laval AB	423,997
52,858	Atlas Copco AB – A Shares	2,272,384
3,173	Axfood AB	59,750
23,926	Bilia AB – A Shares	223,410
11,765	Bufab AB	141,962
11,522	KappAhl AB	65,611
4,438	KNOW IT AB	78,161
1,025	NCC AB – B Shares	21,317
25,268	Nobina AB	151,599
7,609	Ratos AB – B Shares	33,528
480,081	Sandvik AB	8,253,224
1,216	Securitas AB – B Shares	21,370
10,437	Volvo AB – A Shares	199,615
526,566	Volvo AB – B Shares	10,036,394

	Total Sweden	22,092,772

	Switzerland — 0.8%
3,840	ALSO Holding AG (Registered) *	515,876
719	Autoneum Holding AG	196,407
340	Bell Food Group AG (Registered)	148,653
6,969	BKW AG	412,861
4,224	Bobst Group SA (Registered)	535,990
1,782	Bossard Holding AG (Registered) – A Shares	397,772
640	Coltene Holding AG (Registered)	62,092
1,395	Comet Holding AG (Registered) *	221,905
44	Emmi AG (Registered) *	28,504
803	EMS-Chemie Holding AG (Registered)	536,025
2,057	Georg Fischer AG (Registered)	2,710,875
108	Gurit Holding AG *	114,981

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Switzerland — continued
708	Inficon Holding AG (Registered) *	421,312
23	Intershop Holding AG	11,455
3,348	Kardex AG (Registered) *	391,507
525	Kuehne & Nagel International AG (Registered)	92,295
74,501	Logitech International SA (Registered)	2,598,808
3,200	Luxoft Holding Inc *	164,800
38,829	Nestle SA (Registered)	3,321,802
10,296	Novartis AG (Registered)	883,362
2,116	Orior AG	160,242
10,203	Roche Holding AG	2,578,450
744	Sika AG	5,756,751
12,940	Swiss Life Holding AG (Registered) *	4,352,028
68,697	Swiss Re AG	6,450,001

	Total Switzerland	33,064,754

	Taiwan — 2.3%
298,000	AcBel Polytech Inc	224,214
32,000	Actron Technology Corp	133,808
35,000	Advantech Co Ltd	233,948
23,000	Alpha Networks Inc	19,182
123,000	AmTRAN Technology Co Ltd	67,450
349,000	Asia Vital Components Co Ltd	420,780
46,000	ASROCK Inc	126,920
193,000	Asustek Computer Inc	1,780,548
8,400	Aurora Corp	24,789
17,000	Casetek Holdings Ltd	66,169
117,000	Catcher Technology Co Ltd	1,268,765
266,000	Cathay Financial Holding Co Ltd	460,986
221,000	Chailease Holding Co Ltd	643,532
50,000	Channel Well Technology Co Ltd	61,414
211,000	Cheng Shin Rubber Industry Co Ltd	362,112
9,105	Chicony Electronics Co Ltd	24,258
68,110	Chicony Power Technology Co Ltd	137,824
110,000	Chin-Poon Industrial Co Ltd	227,445
322,000	China Motor Corp	289,376
294,600	China Synthetic Rubber Corp	421,160
10,000	Chong Hong Construction Co Ltd	25,169
320,000	Chunghwa Telecom Co Ltd	1,106,511
5,000	Cleanaway Co Ltd	28,803
1,141,000	Compal Electronics Inc	792,089
499,000	Coretronic Corp	558,083
1,105,000	CTBC Financial Holding Co Ltd	739,665
60,000	CTCI Corp	88,237
96,000	Cyberlink Corp	195,740
5,000	Delta Electronics Inc	22,882
58,000	Dynapack International Technology Corp	90,709
4,040	Eclat Textile Co Ltd	36,454
450,000	Elan Microelectronics Corp	773,619
357,000	Elitegroup Computer Systems Co Ltd *	232,330
12,000	Everlight Electronics Co Ltd	18,427
210,000	Far EasTone Telecommunications Co Ltd	500,662

Shares	Description	Value ($)
	Taiwan — continued
285,000	Farglory Land Development Co Ltd	301,023
62,000	Formosa Advanced Technologies Co Ltd	65,456
9,000	Formosa Chemicals & Fibre Corp	27,389
9,000	Formosa Petrochemical Corp	31,941
60,000	Formosa Plastics Corp	181,804
84,600	Formosan Rubber Group Inc	40,715
428,000	Foxconn Technology Co Ltd	1,195,894
4,233,000	Fubon Financial Holding Co Ltd	6,951,150
311,000	Gemtek Technology Corp	265,206
673,000	Gigabyte Technology Co Ltd	1,094,814
550,000	Grand Pacific Petrochemical	496,688
1,144,000	Great Wall Enterprise Co Ltd	1,286,705
79,000	Greatek Electronics Inc	137,106
498,000	Highwealth Construction Corp	664,549
121,000	Holtek Semiconductor Inc	301,031
5,864,300	Hon Hai Precision Industry Co Ltd	19,685,838
59,000	Huaku Development Co Ltd	138,665
83,000	IEI Integration Corp	118,543
3,078,000	Inventec Corp	2,321,421
18,000	ITEQ Corp	39,595
3,000	Kenda Rubber Industrial Co Ltd	3,833
16,000	King’s Town Bank Co Ltd	18,465
2,000	Kung Long Batteries Industrial Co Ltd	9,706
592,000	Lite-On Semiconductor Corp	874,735
1,252,000	Lite-On Technology Corp	1,547,888
149,000	Lotes Co Ltd	847,777
34,000	Makalot Industrial Co Ltd	137,136
886,005	Mercuries Life Insurance Co Ltd *	487,291
8,000	Merida Industry Co Ltd	33,073
33,600	MIN AIK Technology Co Ltd	32,318
867,000	Mitac Holdings Corp	1,045,668
32,000	Nan Ya Plastics Corp	80,784
3,000	Nien Made Enterprise Co Ltd	27,538
85,000	Novatek Microelectronics Corp	325,403
332,000	Nuvoton Technology Corp	804,827
2,000	On-Bright Electronics, Inc.	19,506
448,105	OptoTech Corp	351,757
3,993,000	Pegatron Corp	9,155,505
277,000	Phison Electronics Corp	2,821,181
2,000,000	Pou Chen Corp	2,407,804
5,000	President Chain Store Corp	47,493
424,000	Quanta Computer Inc	871,753
1,671,000	Radiant Opto-Electronics Corp	3,634,230
150,000	Realtek Semiconductor Corp	560,011
27,000	Rechi Precision Co Ltd	26,782
111,000	Ruentex Development Co Ltd *	115,760
295,000	Ruentex Industries Ltd *	492,688
31,000	Sercomm Corp	83,108
173,000	Sheng Yu Steel Co Ltd	165,715
60,000	Shinkong Insurance Co Ltd	57,613
17,000	ShunSin Technology Holding Ltd	71,316
53,000	Sigurd Microelectronics Corp	56,451

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Taiwan — continued
55,800	Simplo Technology Co Ltd	319,342
9,000	Sinbon Electronics Co Ltd	25,807
30,000	Sinmag Equipment Corp	165,138
53,000	Sitronix Technology Corp	145,734
214,000	Soft-World International Corp	501,422
1,000	St Shine Optical Co Ltd	29,237
743,000	Sunonwealth Electric Machine Industry Co Ltd	1,521,541
1,667,000	Sunplus Technology Co Ltd	969,385
286,000	Syncmold Enterprise Corp	631,936
14,700	TaiDoc Technology Corp	50,280
26,000	Taiwan Fertilizer Co Ltd	33,200
8,000	Taiwan Mobile Co Ltd	28,686
13,000	Taiwan PCB Techvest Co Ltd	14,068
443,000	Taiwan Semiconductor Co Ltd	1,003,342
281,000	Taiwan Semiconductor Manufacturing Co Ltd	2,122,549
145,642	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	5,767,423
122,000	Taiwan Surface Mounting Technology Corp	122,587
7,000	Teco Electric and Machinery Co Ltd	6,889
21,000	Test Research Inc	27,747
37,000	Tong Hsing Electronic Industries Ltd	190,156
15,000	TOPBI International Holdings Ltd	56,690
387,000	Topco Scientific Co Ltd	1,021,000
24,000	Transcend Information Inc	67,257
576,000	Tripod Technology Corp	1,866,487
22,000	TXC Corp	28,968
78,000	Uni-President Enterprises Corp	166,165
112,000	United Integrated Services Co Ltd	220,414
2,913,000	United Microelectronics Corp	1,492,648
73,000	Well Shin Technology Co Ltd	143,216
4,720,000	Winbond Electronics Corp	4,530,617
713,558	Wistron Corp	553,267
17,505	Wistron NeWeb Corp	49,978
575,000	WPG Holdings Ltd	783,413
15,000	Xxentria Technology Materials Corp	31,050
56,000	Yuanta Financial Holding Co Ltd	26,073
41,000	Yulon Motor Co Ltd	32,670
102,000	Yungtay Engineering Co Ltd	176,248
6,000	Zeng Hsing Industrial Co Ltd	26,349

	Total Taiwan	99,713,687

	Thailand — 0.8%
227,200	Advanced Info Service Pcl NVDR	1,215,672
97,700	Airports of Thailand Pcl NVDR	186,450
237,300	Amata Corp Pcl NVDR	181,501
231,000	AP Thailand Pcl NVDR	62,350
6,500	Bangkok Bank Pcl (Foreign Registered) (a)	42,830
33,000	Bangkok Bank Pcl NVDR	201,767
87,200	Bangkok Dusit Medical Services Pcl NVDR	56,919

Shares	Description	Value ($)
	Thailand — continued
179,300	Banpu Pcl NVDR	93,953
70,300	BEC World Pcl NVDR	32,072
8,700	Bumrungrad Hospital Pcl NVDR	53,110
88,400	Central Pattana Pcl NVDR	217,684
164,900	GFPT Pcl (Foreign Registered)	69,299
272,700	GFPT Pcl NVDR	114,601
48,700	Glow Energy Pcl NVDR	130,126
49,500	Hana Microelectronics Pcl NVDR	71,781
799,000	Indorama Ventures Pcl NVDR	1,200,025
141,600	Intouch Holdings Pcl NVDR	235,518
124,100	Jasmine International Pcl NVDR	27,049
63,600	Kasikornbank Pcl NVDR	443,456
28,700	KCE Electronics Pcl NVDR	72,617
320,200	Kiatnakin Bank Pcl (Foreign Registered)	739,270
335,000	Kiatnakin Bank Pcl NVDR	773,439
401,600	Krung Thai Bank Pcl NVDR	237,656
935,800	Land & Houses Pcl NVDR	301,189
278,700	LPN Development Pcl NVDR	111,930
37,200	Malee Group Pcl (Foreign Registered)	44,195
86,200	MC Group Pcl NVDR	42,209
99,700	Mega Lifesciences Pcl (Foreign Registered)	124,647
304,700	Mega Lifesciences Pcl NVDR	380,943
35,000	Minor International Pcl NVDR	46,601
104,700	Pruksa Holding Pcl NVDR	75,002
152,000	PTT Exploration & Production Pcl (Foreign Registered)	425,023
1,472,100	PTT Exploration & Production Pcl NVDR	4,116,291
85,000	PTT Global Chemical Pcl NVDR	206,964
167,500	PTT Pcl (Foreign Registered)	2,118,006
289,100	PTT Pcl NVDR	3,655,613
1,025,600	Quality Houses Pcl NVDR	95,528
65,100	Ratchaburi Electricity Generating Holding Pcl NVDR	111,159
8,543,000	Sansiri Pcl NVDR	587,548
84,600	Siam Cement Pcl (The) (Foreign Registered)	1,235,631
90,700	Siam Cement Pcl (The) NVDR	1,324,725
100,400	Siam Commercial Bank Pcl (The) NVDR	469,924
76,900	Siamgas & Petrochemicals Pcl NVDR	50,437
241,800	Sri Trang Agro-Industry Pcl NVDR	95,083
1,000,100	Star Petroleum Refining Pcl	496,678
169,300	STP & I Pcl NVDR	30,596
533,900	Supalai Pcl NVDR	390,953
10,010,000	Thai Beverage Pcl	7,169,115
213,700	Thai Oil Pcl (Foreign Registered)	609,531
86,400	Thai Oil Pcl NVDR	246,436
52,600	Thai Vegetable Oil Pcl NVDR	49,074
835,700	Thanachart Capital Pcl (Foreign Registered)	1,441,474
155,100	Thanachart Capital Pcl NVDR	267,527
39,800	Tipco Asphalt Pcl NVDR	25,622

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Thailand — continued
14,800	Tisco Financial Group Pcl NVDR	40,061
15,400	Total Access Communication Pcl NVDR *	19,944
134,400	TTW Pcl NVDR	51,486

	Total Thailand	32,916,290

	Turkey — 0.6%
29,143	Akbank Turk AS	66,849
2,683	Arcelik AS	13,566
6,153	BIM Birlesik Magazalar AS	113,485
1,862,002	Emlak Konut Gayrimenkul Yatirim Ortakligi AS (REIT) *	1,166,067
89,502	Enka Insaat ve Sanayi AS	128,847
2,176,528	Eregli Demir ve Celik Fabrikalari TAS	4,787,675
52,341	Haci Omer Sabanci Holding AS	135,698
680,498	KOC Holding AS	2,862,553
2,088	Koza Altin Isletmeleri AS *	16,026
3,678	Otokar Otomotiv Ve Savunma Sanayi AS	100,569
90,907	Selcuk Ecza Deposu Ticaret ve Sanayi AS	76,675
262,502	Soda Sanayii AS	329,949
34,112	Tekfen Holding AS	123,357
283,062	Turkiye Garanti Bankasi AS	693,501
1,868,021	Turkiye Halk Bankasi AS	4,233,117
5,852,095	Turkiye Is Bankasi – Class C	9,211,566
158,020	Turkiye Sinai Kalkinma Bankasi AS	54,409
2,712,680	Turkiye Vakiflar Bankasi TAO – Class D	4,000,197
17,422	Yapi ve Kredi Bankasi AS *	18,430

	Total Turkey	28,132,536

	United Arab Emirates — 0.0%
114,502	Aldar Properties PJSC	68,742
310,129	DAMAC Properties Dubai Co PJSC	291,335
37,776	Dubai Investments PJSC	25,343
10,269	Emaar Properties PJSC	21,151
12,864	Emirates Telecommunications Group Co PJSC	57,512
204,758	RAK Properties PJSC	38,095

	Total United Arab Emirates	502,178

	United Kingdom — 1.9%
193,375	3i Group Plc	2,358,622
242,823	AstraZeneca Plc	15,671,392
90,604	Berkeley Group Holdings Plc (The)	4,677,711
1,361,916	BP Plc	9,070,673
218,637	British American Tobacco Plc	13,903,632
6,312	Carillion Plc *	1,430
7,368	Centrica Plc	14,405
75,560	Coca-Cola HBC AG *	2,421,526
31,985	Computacenter Plc	487,473
138,952	Electrocomponents Plc	1,186,283
416,555	Ferrexpo Plc	1,427,504
256,156	Firstgroup Plc *	379,399

Shares	Description	Value ($)
	United Kingdom — continued
41,762	Galliford Try Plc	667,638
185,647	GlaxoSmithKline Plc	3,212,146
89,400	GlaxoSmithKline Plc Sponsored ADR	3,134,364
747	HSBC Holdings Plc	7,444
22,379	Hunting Plc *	164,074
128,018	Inchcape Plc	1,291,094
366,489	Indivior Plc *	1,839,312
15,182	Intermediate Capital Group Plc	218,993
6,529	Legal & General Group Plc	23,610
941,754	Lloyds Banking Group Plc	840,456
29,290	Lookers Plc	38,436
13,100	Mitie Group Plc *	34,806
11,434	Mondi Plc	273,194
25,278	Mondi Plc	599,747
6,302	Morgan Sindall Group Plc	116,881
214,697	Persimmon Plc	7,374,320
112,366	QinetiQ Group Plc	328,676
34,656	Reckitt Benckiser Group Plc	3,042,016
47,397	RPS Group Plc	174,452
213,167	Sage Group Plc (The)	2,232,656
24,466	Spectris Plc	829,148
77,037	Unilever Plc	4,345,520
11,753	Vedanta Resources Plc	110,165
9,008	WH Smith Plc	254,531
241,173	Wm Morrison Supermarkets Plc	705,766
45,257	WPP Plc	798,718

	Total United Kingdom	84,258,213

	United States — 3.5%
27,015	3M Co.	6,568,427
68,374	Abbott Laboratories	3,854,242
37,582	Accenture Plc – Class A	5,562,512
11,825	Alphabet, Inc. – Class C *	12,078,173
46,694	American Express Co.	4,562,471
10,604	Amphenol Corp. – Class A	960,616
7,681	Analog Devices, Inc.	661,411
12,269	Anthem, Inc.	2,882,724
64,885	Apple, Inc.	11,150,487
7,634	Becton Dickinson and Co.	1,742,155
126,484	Cisco Systems, Inc.	4,717,853
62,575	Coca-Cola Co. (The)	2,864,058
65,517	Cognizant Technology Solutions Corp. – Class A	4,735,569
20,767	Costco Wholesale Corp.	3,830,058
14,795	CVS Health Corp.	1,133,297
13,385	Eli Lilly & Co.	1,132,906
35,872	Emerson Electric Co.	2,325,223
10,310	Honeywell International, Inc.	1,607,948
7,297	Humana, Inc.	1,903,495
56,926	Johnson & Johnson	7,931,500
13,823	Mastercard, Inc. – Class A	2,079,947
56,011	Medtronic Plc	4,600,184

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares / Par Value†		Description	Value ($)
		United States — continued
	153,290	Microsoft Corp.	12,902,419
	21,842	Monsanto Co.	2,584,782
	189,559	Oracle Corp.	9,299,765
	9,837	PepsiCo, Inc.	1,146,207
	37,560	Pfizer, Inc.	1,361,926
	37,036	Philip Morris International, Inc.	3,805,449
	70,484	QUALCOMM, Inc.	4,675,909
	35,984	Schlumberger Ltd.	2,261,594
	14,570	Stryker Corp.	2,272,920
	30,036	Teradata Corp. *	1,141,668
	19,702	Texas Instruments, Inc.	1,916,808
	10,874	TJX Cos., Inc. (The)	821,531
	40,980	UnitedHealth Group, Inc.	9,350,407
	23,269	United Technologies Corp.	2,826,020
	55,729	US Bancorp	3,073,454
	27,773	VF Corp.	2,026,318
	63,039	Wells Fargo & Co.	3,559,812
	8,873	Zimmer Biomet Holdings, Inc.	1,039,028

		Total United States	154,951,273

		TOTAL COMMON STOCKS (COST $1,279,304,943)	1,507,467,481

		DEBT OBLIGATIONS — 28.3%

		Japan — 1.7%
		Foreign Government Obligations — 1.7%
JPY	1,900,000,000	Japan Treasury Discount Bill, Zero Coupon, due 12/18/17	16,882,997
JPY	1,465,000,000	Japan Treasury Discount Bill, Zero Coupon, due 01/10/18	13,019,372
JPY	1,445,000,000	Japan Treasury Discount Bill, Zero Coupon, due 01/22/18	12,842,583
JPY	2,840,000,000	Japan Treasury Discount Bill, Zero Coupon, due 02/13/18	25,244,722
JPY	800,000,000	Japan Treasury Discount Bill, Zero Coupon, due 02/26/18	7,111,914

		Total Japan	75,101,588

		United States — 26.6%
		Asset-Backed Securities — 3.3%
	685,811	AccessLex Institute, Series 05-2, Class A3, Variable Rate, 3 mo. LIBOR + 0.18%, 1.63%, due 11/22/24	685,810
	1,141,382	Acis CLO Ltd., Series 13-2A, Class C1R, 144A, Variable Rate, 3 mo. LIBOR + 1.30%, 2.66%, due 10/14/22	1,141,442
	3,175,972	Acis CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 0.87%, 2.22%, due 04/18/24	3,177,785
	413,060	AMMC CLO 21 Ltd., Series 17-21A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.85%, 2.24%, due 11/02/30	413,854

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
1,258,746	AMMC CLO XII Ltd., Series 13-12A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.06%, due 11/10/30	1,258,746
566,436	AMMC CLO XIII Ltd., Series 13-13A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.95%, 2.31%, due 07/24/29	568,480
1,087,674	AMMC CLO XIV Ltd., Series 14-14A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.95%, 2.32%, due 07/25/29	1,090,773
254,358	Anchorage Capital CLO 6 Ltd., Series 15-6A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.26%, due 07/15/30	254,862
358,710	Anchorage Capital CLO Ltd., Series 13-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.01%, due 10/13/30	358,707
1,307,384	Apidos CLO X, Series 12-10A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.42%, 2.80%, due 10/30/22	1,309,054
1,866,393	Apidos CLO XII, Series 13-12A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.10%, 2.46%, due 04/15/25	1,867,796
5,435,000	Apidos CLO XV, Series 13-15A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.10%, 2.46%, due 10/20/25	5,440,647
4,192,386	ARES XXVI CLO Ltd., Series 13-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.10%, 2.46%, due 04/15/25	4,193,166
867,426	Atlas Senior Loan Fund III Ltd., Series 13-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .60%, 2.02%, due 11/17/27	867,423
5,532,564	Atrium X, Series 10A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 0.95%, 2.31%, due 07/16/25	5,544,675
392,407	Avery Point III CLO Ltd., Series 13-3A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.12%, 2.47%, due 01/18/25	393,690
1,931,297	Babson CLO Ltd., Series 13-IA, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.10%, 2.46%, due 04/20/25	1,931,295
516,325	Bain Capital Credit CLO, Series 17-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.11%, due 07/20/30	516,313
1,576,252	Ballyrock CLO LLC, Series 13-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.18%, 2.50%, due 05/20/25	1,579,650
469,856	Benefit Street Partners CLO III Ltd., Series 13-IIIA, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.85%, 2.21%, due 07/20/29	470,478
271,250	Black Diamond CLO Ltd., Series 17-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 1.00%, 2.36%, due 04/24/29	271,976
1,478,320	BlueMountain CLO Ltd., Series 13-3A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 0.89%, 2.27%, due 10/29/25	1,478,431

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
1,032,650	BlueMountain CLO Ltd., Series 13-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.01%, due 10/22/30	1,032,643
6,760,216	Brookside Mill CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.15%, 2.50%, due 04/17/25	6,768,490
515,375	Carlyle US CLO Ltd., Series 17-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.13%, due 07/20/31	515,818
265,235	Catamaran CLO Ltd., Series 12-1A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.19%, 2.52%, due 12/20/23	265,923
413,060	Catamaran CLO Ltd., Series 14-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 1.96%, due 04/22/30	413,058
1,342,445	CBAM Ltd., Series 17-3A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.70%, 2.07%, due 10/17/29	1,342,405
1,032,650	CBAM Ltd., Series 17-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, due 07/20/30	1,033,282
2,065,300	CBAM Ltd., Series 17-4A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 1.00%, due 01/15/31	2,065,300
225,521	Cent CLO, Series 12-16A, Class A1AR, 144A, Variable Rate, 3 mo. LIBOR + 1.25%, 2.63%, due 08/01/24	225,601
862,442	Cent CLO, Series 13-17A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.30%, 2.68%, due 01/30/25	863,987
1,239,180	CIFC Funding II Ltd., Series 13-2A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.00%, due 10/18/30	1,239,171
607,600	CIFC Funding III Ltd., Series 17-3A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.12%, due 07/20/30	608,124
1,392,447	CIFC Funding IV Ltd., Series 17-4A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 2.13%, due 10/24/30	1,393,189
347,840	CVP Cascade CLO-1 Ltd., Series 13-CLO1, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.15%, 2.51%, due 01/16/26	347,904
1,152,220	Dryden 30 Senior Loan Fund, Series 13-30A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.02%, due 11/15/28	1,152,215
413,060	Dryden XXVIII Senior Loan Fund, Series 13-28A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 2.17%, due 08/15/30	413,179
128,691	Eastland CLO Ltd., Series 07-1A, Class A3, 144A, Variable Rate, 3 mo. LIBOR + 0.40%, 1.78%, due 05/01/22	128,594
722,855	Elevation CLO Ltd., Series 14-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.00%, due 10/15/29	722,850

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
475,019	Galaxy XV CLO Ltd., Series 13-15A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.01%, due 10/15/30	475,016
1,054,390	Goldentree Loan Management US CLO 2 Ltd., Series 17-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.17%, due 11/28/30	1,054,390
188,215	GoldenTree Loan Opportunities VII Ltd., Series 13-7A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.15%, 2.52%, due 04/25/25	188,213
634,444	Halcyon Loan Advisors Funding Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.15%, 2.51%, due 04/15/25	634,470
361,427	Highbridge Loan Management Ltd., Series 3A-2014, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.15%, due 07/18/29	361,742
413,060	Highbridge Loan Management Ltd., Series 13-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.01%, due 10/20/29	413,057
3,689,000	Higher Education Funding I, Series 05-1, Class A5, Variable Rate, 3 mo. LIBOR + 0.16%, 1.62%, due 02/25/32	3,678,032
843,733	Higher Education Funding I, Series 05-1, Class A4, Variable Rate, 3 mo. LIBOR + 0.14%, 1.60%, due 02/25/30	843,735
826,120	Jamestown CLO X Ltd., Series 17-10A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.37%, due 07/17/29	827,728
393,859	KeyCorp Student Loan Trust, Series 00-A, Class A2, Variable Rate, 3 mo. LIBOR + 0.32%, 1.78%, due 05/25/29	391,546
642,617	KeyCorp Student Loan Trust, Series 06-A, Class 2A4, Variable Rate, 3 mo. LIBOR + 0.31%, 1.64%, due 09/27/35	641,915
844,759	KeyCorp Student Loan Trust, Series 05-A, Class 2A4, Variable Rate, 3 mo. LIBOR + 0.34%, 1.67%, due 06/27/38	844,505
902,217	KeyCorp Student Loan Trust, Series 04-A, Class 2B, Variable Rate, 3 mo. LIBOR + 0.53%, 1.90%, due 01/27/42	902,331
570,675	KKR CLO Ltd., Series 9, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.95%, 2.31%, due 07/15/30	571,915
380,450	KKR CLO Ltd., Series 18, Class X, 144A, Variable Rate, 3 mo. LIBOR + 1.00%, 2.35%, due 07/18/30	380,602
7,709	LB-UBS Commercial Mortgage Trust, Series 06-C1, Class AJ, 5.28%, due 02/15/41	7,711
586,980	LCM XXV Ltd., Series 25-A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.95%, 2.26%, due 07/20/30	588,891

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
6,475,694	Montana Higher Education Student Assistance Corp., Series 05-1, Class B, Variable Rate, 3 mo. LIBOR + 0.12%, 1.45%, due 06/20/30	6,450,762
845,686	Mountain View CLO Ltd., Series 13-1A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 2.11%, due 10/12/30	845,679
326,100	MP CLO III Ltd., Series 13-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.01%, due 10/20/30	326,098
2,149,822	National Collegiate Student Loan Trust, Series 06-1, Class A4, Variable Rate, 1 mo. LIBOR + 0.25%, 1.58%, due 03/27/28	2,131,403
849,172	National Collegiate Student Loan Trust, Series 07-2, Class A2, Variable Rate, 1 mo. LIBOR + 0.13%, 1.46%, due 06/26/28	847,317
6,510,000	National Collegiate Student Loan Trust, Series 07-2, Class A3, Variable Rate, 1 mo. LIBOR + 0.23%, 1.56%, due 03/26/29	6,330,913
1,882,704	National Collegiate Student Loan Trust, Series 07-1, Class A3, Variable Rate, 1 mo. LIBOR + 0.24%, 1.57%, due 07/25/30	1,830,433
413,060	Neuberger Berman CLO XV, Series 13-15A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.01%, due 10/15/29	413,057
646,049	Neuberger Berman CLO XVII Ltd., Series 14-17A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 1.00%, 2.36%, due 04/22/29	647,770
658,403	Newcastle CDO V Ltd., Series 04-5A, Class 3, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.20%, due 12/24/39	656,377
5,178,431	NewMark Capital Funding CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 0.94%, 2.26%, due 06/02/25	5,179,451
1,562,050	NewMark Capital Funding CLO Ltd., Series 13-1A, Class A2, 144A, Variable Rate, 3 mo. LIBOR + 1.12%, 2.44%, due 06/02/25	1,562,978
162,750	Oaktree CLO, Series 14-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.31%, due 05/13/29	162,857
1,021,730	Ocean Trails CLO IV, Series 13-4A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.31%, due 08/13/25	1,022,562
494,760	Octagon Investment Partners XIV Ltd., Series 12-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.88%, 2.24%, due 07/15/19	495,426
344,579	Octagon Investment Partners XV Ltd., Series 13-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.16%, due 07/19/30	344,997

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
1,332,222	OFSI Fund V Ltd., Series 13-5A, Class A1LA, 144A, Variable Rate, 3 mo. LIBOR + 0.93%, 2.28%, due 04/17/25	1,332,712
309,795	OFSI Fund V Ltd., Series 17-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.85%, 2.16%, due 08/16/29	310,310
1,346,144	OHA Credit Partners VIII Ltd., Series 13-8A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.12%, 2.48%, due 04/20/25	1,348,771
380,450	OHA Credit Partners XIV Ltd., Series 17-14A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.18%, due 01/21/30	380,450
908,732	OZLM Funding Ltd., Series 13-4A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.01%, due 10/22/30	908,726
460,344	OZLM XI Ltd., Series 15-11A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 2.13%, due 10/30/30	460,551
2,184,400	Palmer Square CLO Ltd., Series 13-1A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 0.97%, 2.39%, due 05/15/25	2,188,723
5,603,490	SLM Private Credit Student Loan Trust, Series 07-A, Class A3, Variable Rate, 3 mo. LIBOR + 0.17%, 1.49%, due 12/15/26	5,600,572
765,300	SLM Private Education Loan Trust, Series 14-A, Class A2B, 144A, Variable Rate, 1 mo. LIBOR + 1.15%, 2.40%, due 01/15/26	771,634
725,579	SLM Private Education Loan Trust, Series 11-A, Class A2, 144A, 4.37%, due 04/17/28	735,756
1,784,854	SLM Private Education Loan Trust, Series 11-A, Class A3, 144A, Variable Rate, 1 mo. LIBOR + 2.50%, 3.75%, due 01/15/43	1,854,552
3,391,789	SLM Private Education Loan Trust, Series 10-A, Class 2A, 144A, Variable Rate, 1 mo. LIBOR + 3.25%, 4.50%, due 05/16/44	3,495,342
702,707	SLM Private Education Loan Trust, Series 12-C, Class A2, 144A, 3.31%, due 10/15/46	705,473
5,223,585	SLM Student Loan Trust, Series 07-6, Class A4, Variable Rate, 3 mo. LIBOR + 0.38%, 1.75%, due 10/25/24	5,225,513
2,008,939	SLM Student Loan Trust, Series 07-1, Class A5, Variable Rate, 3 mo. LIBOR + 0.09%, 1.46%, due 01/26/26	2,004,832
286,920	SMB Private Education Loan Trust, Series 16-B, Class A1, 144A, Variable Rate, 1 mo. LIBOR + 0.65%, 1.90%, due 11/15/23	287,259
2,185,400	SMB Private Education Loan Trust, Series 17-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + 0.45%, 1.70%, due 06/17/24	2,189,003

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
284,404	South Carolina Student Loan Corp., Series 08-1, Class A3, Variable Rate, 3 mo. LIBOR + 0.75%, 2.07%, due 03/02/20	284,865
769,562	South Carolina Student Loan Corp., Series 05, Class A3, Variable Rate, 3 mo. LIBOR + 0.14%, 1.46%, due 12/01/23	769,369
1,270,421	Symphony CLO V Ltd., Series 07-5A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 2.11%, due 01/15/24	1,271,703
89,334	Symphony CLO VIII LP, Series 12-8A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.10%, 2.45%, due 01/09/23	89,487
586,980	TCI-Symphony CLO Ltd., Series 17-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.07%, due 07/15/30	587,553
361,427	Telos CLO, Series 13-3A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 1.00%, 2.35%, due 07/17/26	362,147
2,545,813	Telos CLO Ltd., Series 13-4A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.30%, 2.65%, due 07/17/24	2,549,268
206,150	THL Credit Wind River CLO Ltd., Series 17-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.21%, due 07/20/30	206,560
743,508	THL Credit Wind River CLO Ltd., Series 17-4A, Class X, Variable Rate, 3 mo. LIBOR + 0.60%, 1.00%, due 11/20/30	743,508
1,076,410	Tryon Park CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.12%, 2.48%, due 07/15/25	1,078,897
872,284	Velocity Commercial Capital Loan Trust, Series 15-1, Class AFL, 144A, Variable Rate, 1 mo. LIBOR + 2.43%, 3.76%, due 06/25/45	883,114
516,325	Venture XXIX CLO Ltd., Series 17-29A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 1.00%, 2.32%, due 09/07/30	516,387
619,590	Voya CLO Ltd., Series 17-3A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.12%, due 07/20/30	620,200
1,239,180	Voya CLO Ltd., Series 13-1A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 1.96%, due 10/15/30	1,239,171
1,145,495	Wasatch Ltd., Series 06-1A, Class A1B, 144A, Variable Rate, 3 mo. LIBOR + 0.24%, 1.65%, due 11/14/22	1,143,709
3,571,302	West CLO Ltd., Series 12-1A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.24%, 2.62%, due 10/30/23	3,576,013
213,140	WhiteHorse VI Ltd., Series 12-1A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.20%, 2.58%, due 02/03/25	213,221
270,572	Ziggurat CLO Ltd., Series 14-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.25%, due 04/17/29	270,977

		143,606,993

Par Value†	Description	Value ($)
	United States — continued
	Mortgage Backed Securities — 0.1%
418,810	COMM Mortgage Trust, Series 04-LB2A, Class H, 144A, Variable Rate, 6.27%, due 03/10/39	434,164
424,114	GS Mortgage Securities Trust, Series 10-C1, Class A1, 144A, 3.68%, due 08/10/43	430,979
1,262,494	JP Morgan Chase Commercial Mortgage Securities Trust, Series 14-CBM, Class A, 144A, Variable Rate, 1 mo. LIBOR + 0.90%, 2.15%, due 10/15/29	1,262,493
2,886,076	JP Morgan Chase Commercial Mortgage Securities Trust, Series 14-FL6, Class A, 144A, Variable Rate, 1 mo. LIBOR + 1.40%, 2.65%, due 11/15/31	2,887,006
811,118	JPMBB Commercial Mortgage Securities Trust, Series 14-C25, Class A1, 1.52%, due 11/15/47	808,748
411,330	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + 0.25%, 1.58%, due 02/25/30	401,955
204,550	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 05-2A, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + 0.25%, 1.58%, due 09/25/30	202,907
174,137	Nationslink Funding Corp. Commercial Loan Pass Through Certificate, Series 99-LTL1, Class D, 144A, 6.45%, due 01/22/26	179,124

		6,607,376

	U.S. Government — 22.7%
10,427,012	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/25 (d)	10,359,035
100,704,940	U.S. Treasury Inflation Indexed Bond, 0.63%, due 01/15/26 (d)	101,390,874
101,352,171	U.S. Treasury Inflation Indexed Bond, 0.13%, due 07/15/26 (d)	97,992,232
149,886,087	U.S. Treasury Inflation Indexed Bond, 0.38%, due 01/15/27 (d)	147,133,783
68,882,230	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/27 (d)	67,737,888
60,397,030	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (d)	67,138,404
50,868,996	U.S. Treasury Inflation Indexed Bond, 2.50%, due 01/15/29 (d)	60,931,774
13,000,000	U.S. Treasury Note, 0.75%, due 08/31/18	12,920,781
16,600,000	U.S. Treasury Note, 0.75%, due 10/31/18	16,463,828
7,850,000	U.S. Treasury Note, 1.00%, due 11/30/18	7,798,178
7,900,000	U.S. Treasury Note, USBM + 0.07%, 1.36%, due 04/30/19	7,909,205
45,000,000	U.S. Treasury Note, 1.25%, due 06/30/19	44,641,406
25,000,000	U.S. Treasury Note, 1.63%, due 06/30/19	24,943,360
45,000,000	U.S. Treasury Note, 1.38%, due 07/31/19	44,720,508
75,000,000	U.S. Treasury Note, 1.25%, due 08/31/19 (e)	74,320,313

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares / Par Value†	Description	Value ($)
	United States — continued
	U.S. Government — continued
45,000,000	U.S. Treasury Note, 1.38%, due 09/30/19	44,673,047
7,900,000	U.S. Treasury Note, USBM + 0.05%, 1.34%, due 10/31/19	7,901,188
85,000,000	U.S. Treasury Note, 1.50%, due 10/31/19	84,528,515
67,000,000	U.S. Treasury Note, 1.63%, due 11/30/19	66,947,656

		990,451,975

	U.S. Government Agency — 0.5%
10,500,000	Federal Home Loan Banks, Variable Rate, 3 mo. LIBOR + 0.22%, 1.18%, due 11/09/18	10,496,287
3,000,000	Federal Home Loan Banks, Variable Rate, 3 mo. LIBOR + 0.24%, 1.08%, due 03/06/19	2,996,493
230,855	Government National Mortgage Association, Series 12-H15, Class FA, Variable Rate, 1 mo. LIBOR + 0.45%, 1.68%, due 05/20/62	231,068
3,255,759	Government National Mortgage Association, Series 17-H12, Class FE, Variable Rate, 1 mo. LIBOR + 0.20%, 1.43%, due 06/20/66	3,251,769
1,383,368	Government National Mortgage Association, Series 17-H05, Class FJ, Variable Rate, 1 mo. LIBOR + 0.27%, 1.50%, due 01/20/67	1,382,778
1,914,258	Government National Mortgage Association, Series 17-H13, Class FJ, Variable Rate, 1 mo. LIBOR + 0.20%, 1.43%, due 05/20/67	1,913,914

		20,272,309

	Total United States	1,106,938,653

	TOTAL DEBT OBLIGATIONS (COST $1,240,265,692)	1,236,040,241

	PREFERRED STOCKS (f) — 1.3%

	Brazil — 0.7%
28,500	Banco do Estado do Rio Grande do Sul SA – Class B	113,203
153,600	Braskem SA – Class A *	2,131,754
313,500	Centrais Eletricas Brasileiras SA – Class B *	2,042,207
2,700	Cia Brasileira de Distribuicao *	57,637
14,200	Cia de Saneamento do Parana	46,001
1,496,000	Cia Energetica de Minas Gerais	3,011,634
4,400	Cia Paranaense de Energia – Class B	31,010
302,460	Itau Unibanco Holding SA	3,811,665
449,100	Itau Unibanco Holding SA Sponsored ADR	5,636,205
3,926,597	Itausa – Investimentos Itau SA	12,444,632
1,274,900	Metalurgica Gerdau SA	1,974,537
268,500	Oi SA *	318,023

	Total Brazil	31,618,508

Shares	Description	Value ($)
	Colombia — 0.0%
3,700	Bancolombia SA Sponsored ADR	142,857
53,372	Grupo Aval Acciones y Valores SA	21,851

	Total Colombia	164,708

	Germany — 0.1%
13,184	Bayerische Motoren Werke AG	1,141,808
2,217	Draegerwerk AG & Co KGaA	185,876
1,256	Jungheinrich AG	56,296
20,935	Porsche Automobil Holding SE	1,753,800
7,690	Volkswagen AG	1,632,461

	Total Germany	4,770,241

	Russia — 0.0%
534	Bashneft PJSC	13,684
425,900	Surgutneftegas OJSC	207,099
33	Transneft PJSC	100,763

	Total Russia	321,546

	South Korea — 0.5%
4,502	Hyundai Motor Co	404,511
28,922	Hyundai Motor Co 2nd Preference	2,891,714
24,593	LG Electronics Inc	928,464
8,258	Samsung Electronics Co Ltd	16,015,537
1,437	Samsung Electronics Co Ltd GDR (Registered)	1,391,188

	Total South Korea	21,631,414

	TOTAL PREFERRED STOCKS (COST $43,239,097)	58,506,417

	RIGHTS/WARRANTS — 0.0%

	Australia — 0.0%
18,874	Pact Group Holdings Ltd. Rights, Expires 12/01/17 * (b)	3,997

	Thailand — 0.0%
48,800	Supalai Pcl Rights, Expires 10/19/18 *	28,838
74,250	Supalai Public Co Rights, Expires 10/19/18 *	43,877

	Total Thailand	72,715

	TOTAL RIGHTS/WARRANTS (COST $60,200)	76,712

	MUTUAL FUNDS — 31.4%

	United States — 31.4%
	Affiliated Issuers — 31.4%
4,440,427	GMO Emerging Country Debt Fund, Class IV	133,568,051
15,389,697	GMO Emerging Markets Fund, Class VI	531,252,328

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares / Par Value†	Description	Value ($)
	United States — continued
	Affiliated Issuers — continued
8,066,814	GMO Opportunistic Income Fund, Class VI	215,787,285
5,624,295	GMO SGM Major Markets Fund, Class VI	185,039,306
12,231,049	GMO Special Opportunities Fund, Class VI	305,898,520

	TOTAL MUTUAL FUNDS (COST $1,171,178,367)	1,371,545,490

	SHORT-TERM INVESTMENTS — 4.7%

	Money Market Funds — 0.1%
5,787,111	State Street Institutional Treasury Money Market Fund-Premier Class, 1.02% (g)	5,787,111

	Repurchase Agreements — 4.0%
176,158,981	Daiwa Capital Markets America Inc. Repurchase Agreement, dated 11/30/17, maturing on 12/01/17 with a maturity value of $176,164,119 and an effective yield of 1.05%, collateralized by a U.S. Treasury Note with maturity date 04/30/22 and a market value of $179,459,448.	176,158,981

	U.S. Government — 0.2%
6,500,000	U.S. Treasury Note, 0.75%, due 03/31/18	6,486,543

	U.S. Government Agency — 0.4%
2,000,000	Federal Home Loan Bank Discount Notes, Zero Coupon, due 01/17/18	1,996,736

Par Value†	Description	Value ($)
	U.S. Government Agency — continued
2,500,000	Federal Home Loan Bank Discount Notes, Zero Coupon, due 02/28/18	2,491,965
10,500,000	Federal Home Loan Banks, Variable Rate, 1 mo. LIBOR + 0.16%, 1.08%, due 02/08/18	10,499,661

	TOTAL SHORT-TERM INVESTMENTS (COST $203,425,474)	203,420,997

	TOTAL INVESTMENTS — 100.2% (Cost $3,937,473,773)	4,377,057,338
	Other Assets and Liabilities (net) — (0.2%)	(10,569,732)

	TOTAL NET ASSETS — 100.0%	$4,366,487,606

A summary of outstanding financial instruments at November 30, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/18/2017	BOA	JPY	1,900,000,000	USD	16,995,819	$101,138
01/10/2018	MSCI	JPY	1,465,000,000	USD	13,067,632	21,826
01/22/2018	MSCI	JPY	1,445,000,000	USD	12,859,018	(16,596)
02/13/2018	MSCI	JPY	2,840,000,000	USD	25,003,742	(330,281)
02/26/2018	CITI	JPY	800,000,000	USD	7,112,113	(28,888)

						$(252,801)

Reverse Repurchase Agreements

Average balance outstanding	$(59,639,867)
Average interest rate	(0.45)%
Maximum balance outstanding	$(74,793,303)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Buys
120	Mini MSCI Emerging Markets	December 2017	$6,720,000	$88,568

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of November 30, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

CDO - Collateralized Debt Obligation

CLO - Collateralized Loan Obligation

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

CVA - Certificaaten van aandelen (Share Certificates)

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depositary Receipt

LIBOR - London Interbank Offered Rate

NVDR - Non-Voting Depositary Receipt

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

QPSC - Qatar Private Stock Company

REIT - Real Estate Investment Trust

USBM - U.S. Treasury 3 Month Bill Money Market Yield.

The rates shown on variable rate notes are the current interest rates at November 30, 2017, which are subject to change based on the terms of the security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	Investment valued using significant unobservable inputs.

(c)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs.

(d)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(e)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(f)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(g)	The rate disclosed is the 7 day net yield as of November 30, 2017.

Counterparty Abbreviations:

BOA - Bank of America, N.A.

CITI - Citibank N.A.

MSCI - Morgan Stanley & Co. International PLC

SSB - State Street Bank and Trust Company

Currency Abbreviations:

JPY - Japanese Yen

QAR - Qatari Rial

THB - Thai Baht

USD - United States Dollar

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
3,400,525	GMO Alpha Only Fund, Class IV	73,655,374
17,762,324	GMO Asset Allocation Bond Fund, Class VI	398,231,310
11,412,356	GMO Core Plus Bond Fund, Class IV	248,332,869
1,826,141	GMO Emerging Country Debt Fund, Class IV	54,930,324
13,675,880	GMO Emerging Markets Fund, Class VI	472,091,387
21,863,617	GMO International Equity Fund, Class IV	528,224,975
1,845,281	GMO Opportunistic Income Fund, Class VI	49,361,277
7,084,780	GMO Quality Fund, Class VI	184,841,903
2,064,997	GMO Risk Premium Fund, Class VI	62,197,722
2,251,026	GMO SGM Major Markets Fund, Class VI	74,058,750
11,305,672	GMO U.S. Equity Allocation Fund, Class VI	184,508,568
6,735,724	GMO U.S. Treasury Fund	168,258,387

	TOTAL MUTUAL FUNDS (COST $2,377,596,350)	2,498,692,846

	DEBT OBLIGATIONS — 0.0%

	Asset-Backed Securities — 0.0%
33,963	ACE Securities Corp., Series 06-ASL1, Class A, Variable Rate, 1 mo. LIBOR + .28%, 1.61%, due 02/25/36 ◆	19,420
30,091	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, Variable Rate, 1 mo. LIBOR + .50%, 1.83%, due 10/25/34 ◆	28,126
24,171	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 1.58%, due 02/26/34	21,735

	Total Asset-Backed Securities	69,281

	TOTAL DEBT OBLIGATIONS (COST $61,814)	69,281

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
389,839	State Street Institutional Treasury Money Market Fund-Premier Class, 1.02% (a)	389,839

	TOTAL SHORT-TERM INVESTMENTS (COST $389,839)	389,839

	TOTAL INVESTMENTS — 100.0% (Cost $2,378,048,003)	2,499,151,966
	Other Assets and Liabilities (net) — (0.0%)	(134,031)

	TOTAL NET ASSETS — 100.0%	$2,499,017,935

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

The rates shown on variable rate notes are the current interest rates at November 30, 2017, which are subject to change based on the terms of the security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

◆	These securities are primarily backed by subprime mortgages.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2017.

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
1,424,525	GMO Emerging Markets Fund, Class VI	49,174,610
9,487,506	GMO International Equity Fund, Class IV	229,218,135
4,269,735	GMO Quality Fund, Class VI	111,397,389
6,748,332	GMO U.S. Equity Allocation Fund, Class VI	110,132,785

	TOTAL MUTUAL FUNDS (COST $429,182,969)	499,922,919

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
220,235	State Street Eurodollar Time Deposit, 0.12%, due 12/01/17	220,235

	TOTAL SHORT-TERM INVESTMENTS (COST $220,235)	220,235

	TOTAL INVESTMENTS — 100.0% (Cost $429,403,204)	500,143,154
	Other Assets and Liabilities (net) — (0.0%)	(75,150)

	TOTAL NET ASSETS — 100.0%	$500,068,004

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
18,486,323	GMO Emerging Markets Fund, Class VI	638,147,873
40,355,777	GMO International Equity Fund, Class IV	974,995,577
16,874,685	GMO Quality Fund, Class VI	440,260,521
26,922,636	GMO U.S. Equity Allocation Fund, Class VI	439,377,423

	TOTAL MUTUAL FUNDS (COST $2,286,323,540)	2,492,781,394

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
854,527	State Street Eurodollar Time Deposit, 0.12%, due 12/01/17	854,527

	TOTAL SHORT-TERM INVESTMENTS (COST $854,527)	854,527

	TOTAL INVESTMENTS — 100.0% (Cost $2,287,178,067)	2,493,635,921
	Other Assets and Liabilities (net) — (0.0%)	(107,962)

	TOTAL NET ASSETS — 100.0%	$2,493,527,959

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 53.3%

	Australia — 0.5%
52,212	Adelaide Brighton Ltd	255,196
137,358	Australian Pharmaceutical Industries Ltd	156,958
158,381	BHP Billiton Ltd	3,303,853
51,024	BWP Trust (REIT)	123,826
175,228	Caltex Australia Ltd	4,538,773
269,297	Charter Hall Group (REIT)	1,288,971
112,691	Codan Ltd	189,671
109,080	Costa Group Holdings Ltd	522,231
101,820	Credit Corp Group Ltd	1,751,641
516,196	CSR Ltd	1,806,050
594,367	Dexus (REIT)	4,675,749
2,000,446	Downer EDI Ltd	10,711,496
41,300	Elders Ltd	215,242
685,517	Genworth Mortgage Insurance Australia Ltd	1,654,621
790,342	Goodman Group (REIT)	5,222,158
27,911	Investa Office Fund (REIT)	101,975
89,473	LendLease Group	1,083,198
408,287	Metcash Ltd	857,013
331,863	Mineral Resources Ltd	4,938,017
128,794	Monash IVF Group Ltd	117,731
454,359	Nine Entertainment Co Holdings Ltd	548,594
849,227	OZ Minerals Ltd	5,410,045
484,878	Pact Group Holdings Ltd	2,048,016
455,224	Qantas Airways Ltd	1,963,905
185,835	Shopping Centres Australasia Property Group (REIT)	340,097
13,711	Sims Metal Management Ltd	146,934
76,593	Suncorp Group Ltd	834,856
385,198	Tassal Group Ltd	1,165,445
67,874	Virtus Health Ltd	267,908

	Total Australia	56,240,170

	Austria — 0.2%
22,714	FACC AG *	383,619
5,888	Oesterreichische Post AG	265,481
306,283	OMV AG	19,070,810
15,518	POLYTEC Holding AG	364,142
99,960	voestalpine AG	5,804,746

	Total Austria	25,888,798

	Belgium — 0.0%
231,456	AGFA-Gevaert NV *	1,053,934
3,659	Barco NV	390,837
385	Groupe Bruxelles Lambert SA	41,447

	Total Belgium	1,486,218

	Brazil — 0.8%
1,696,000	AES Tiete Energia SA	6,788,855

Shares	Description	Value ($)
	Brazil — continued
115,673	Banco Bradesco SA	1,072,257
651,400	Banco do Brasil SA	5,948,563
39,400	Banco Santander Brasil SA	347,772
2,586,200	Centrais Eletricas Brasileiras SA *	14,766,949
489,500	Cia de Saneamento Basico do Estado de Sao Paulo	4,886,051
442,800	EDP – Energias do Brasil SA	1,865,311
213,900	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	1,046,876
762,000	Engie Brasil Energia SA	8,241,657
71,200	Grendene SA	564,310
2,806,200	JBS SA	6,775,873
424,900	LPS Brasil Consultoria de Imoveis SA *	678,017
52,500	Multiplus SA	559,121
2,065,600	Oi SA *	2,848,479
3,110,700	Rumo SA *	12,362,214
555,500	Transmissora Alianca de Energia Eletrica SA	3,613,679
776,974	Vale SA	8,340,477
586,082	Vale SA Sponsored ADR	6,271,070
135,600	Via Varejo SA *	903,920

	Total Brazil	87,881,451

	Canada — 0.9%
81,700	AGF Management Ltd – Class B	520,540
268,600	Air Canada *	5,119,462
899,200	Alignvest Acquisition II Corp *	6,767,610
145,900	Bank of Nova Scotia (The)	9,217,772
121,600	Baytex Energy Corp *	408,576
97,100	Bird Construction Inc	747,357
31,548	BRP Inc Sub Voting	1,153,447
39,100	Canadian Tire Corp Ltd – Class A	4,940,877
36,100	Canfor Corp *	743,462
17,600	Capital Power Corp	332,451
23,400	Celestica Inc *	253,924
31,200	CI Financial Corp	704,941
311,300	IAMGOLD Corp *	1,696,267
39,600	Industrial Alliance Insurance & Financial Services Inc	1,846,864
34,200	Labrador Iron Ore Royalty Corp	608,901
197,900	Manulife Financial Corp	4,163,816
32,800	Medical Facilities Corp	335,080
561,200	Metro Inc	17,577,872
13,500	Morguard North American Residential Real Estate Investment Trust	153,296
138,500	Rogers Sugar Inc	675,243
262,900	Royal Bank of Canada	20,550,684
18,500	Russel Metals Inc	414,409
5,600	Sierra Wireless Inc *	126,280
2,300	TMX Group Ltd	123,900
48,800	Toromont Industries Ltd	2,146,572
161,000	Toronto-Dominion Bank (The)	9,139,744

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Canada — continued
198,920	Transcontinental Inc – Class A	4,286,305
170,500	Trican Well Service Ltd *	618,486
13,800	Valener Inc	247,195
9,100	Wajax Corp	177,747
109,900	West Fraser Timber Co Ltd	6,945,895
50,060	WestJet Airlines Ltd	1,037,945
7,600	Westshore Terminals Investment Corp	146,799
25,700	ZCL Composites Inc	220,118

	Total Canada	104,149,837

	Chile — 0.0%
96,048	Empresa Nacional de Telecomunicaciones SA	945,231
6,968,746	Enel Chile SA	754,080

	Total Chile	1,699,311

	China — 7.6%
5,316,000	361 Degrees International Ltd	1,871,736
4,622,000	Agile Group Holdings Ltd	6,704,208
128,855,000	Agricultural Bank of China Ltd – Class H	60,206,961
122,500	Alibaba Group Holding Ltd Sponsored ADR * (a)	21,692,300
6,142,000	Anhui Conch Cement Co Ltd – Class H	29,582,127
481,000	ANTA Sports Products Ltd	2,155,548
3,513,000	BAIC Motor Corp Ltd – Class H	4,159,267
48,566,000	Bank of China Ltd – Class H	23,734,258
3,295,000	Bank of Communications Co Ltd – Class H	2,450,699
338,220	Changyou.com Ltd ADR *	12,338,266
8,623,000	China Communications Construction Co Ltd – Class H	9,640,405
24,576,000	China Communications Services Corp Ltd – Class H	15,652,063
65,193,000	China Construction Bank – Class H	57,189,974
818,000	China Foods Ltd	405,290
9,083,000	China Greenfresh Group Co Ltd	1,549,039
176,000	China Jinmao Holdings Group Ltd	79,721
8,380,000	China Lesso Group Holdings Ltd	5,370,456
10,159,000	China Machinery Engineering Corp – Class H	6,592,786
4,886,500	China Mobile Ltd	49,709,017
31,064,000	China National Building Material Co Ltd – Class H	28,678,247
3,720,000	China National Materials Co Ltd – Class H	2,872,077
53,686,000	China Petroleum & Chemical Corp – Class H	38,534,500
17,400	China Petroleum & Chemical Corp ADR	1,254,540
2,003,000	China Power International Development Ltd	538,568

Shares	Description	Value ($)
	China — continued
18,610,700	China Railway Construction Corp Ltd – Class H	22,095,438
4,128,000	China Resources Cement Holdings Ltd	2,736,612
4,824,000	China Shanshui Cement Group Ltd * (b)	—
7,003,500	China Shenhua Energy Co Ltd – Class H	17,317,555
194,000	China Shineway Pharmaceutical Group Ltd	178,236
77,550,000	China Telecom Corp Ltd – Class H	37,569,334
586,200	China Vanke Co Ltd – Class H	2,143,070
1,164,000	Chongqing Rural Commercial Bank Co Ltd – Class H	828,104
144,570	CKH Food & Health Ltd *	146,402
2,515,000	Country Garden Holdings Co Ltd	3,985,717
416,000	Dah Chong Hong Holdings Ltd	198,828
401,500	Dali Foods Group Co Ltd	314,514
133,000	Digital China Holdings Ltd *	70,558
25,578,000	Dongfeng Motor Group Co Ltd – Class H	32,298,354
4,050,000	Geely Automobile Holdings Ltd	14,215,022
220,500	Great Wall Motor Co Ltd – Class H	259,429
211,000	Greentown China Holdings Ltd	242,336
2,510,000	Guangdong Investment Ltd	3,381,342
10,361,200	Guangzhou R&F Properties Co Ltd – Class H	22,256,677
4,128,000	Haier Electronics Group Co Ltd *	11,136,346
2,174,100	Haitian International Holdings Ltd	6,378,677
4,353,700	Harbin Electric Co Ltd – Class H	1,841,664
996,000	Hi Sun Technology China Ltd *	202,875
1,864,000	Hisense Kelon Electrical Holdings Co Ltd – Class H	2,058,017
72,000	Hopson Development Holdings Ltd	68,095
17,007,000	Huabao International Holdings Ltd	10,926,790
46,736,000	Industrial and Commercial Bank of China Ltd – Class H	36,555,030
5,746,000	Jiangsu Expressway Co Ltd – Class H	7,889,770
888,000	Ju Teng International Holdings Ltd	266,325
334,800	Jumei International Holding Ltd ADR *	1,051,272
3,666,500	Kingboard Chemical Holdings Ltd	21,099,183
3,357,000	Kingboard Laminates Holdings Ltd	5,577,958
1,541,500	KWG Property Holding Ltd	1,637,863
2,755,000	Lee & Man Paper Manufacturing Ltd	3,246,996
304,600	Livzon Pharmaceutical Group Inc – Class H	2,188,209
4,189,000	Longfor Properties Co Ltd	9,876,608
14,155,000	Lonking Holdings Ltd	5,042,947
700	Momo Inc Sponsored ADR *	16,800
13,500	NetEase Inc ADR	4,437,585
1,104,000	PAX Global Technology Ltd	492,476
9,062,000	PICC Property & Casualty Co Ltd – Class H	17,262,784
583,000	Poly Property Group Co Ltd *	258,903
1,494,000	Powerlong Real Estate Holdings Ltd	686,436

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	China — continued
196,000	Road King Infrastructure Ltd	316,588
1,048,000	Shandong Weigao Group Medical Polymer Co Ltd – Class H	719,836
2,595,000	Shanghai Industrial Holdings Ltd	7,350,736
5,067,900	Shanghai Pharmaceuticals Holding Co Ltd – Class H	12,770,451
2,706,000	Shenzhen Expressway Co Ltd – Class H	2,613,744
147,500	Shenzhen International Holdings Ltd	265,551
6,984,500	Shimao Property Holdings Ltd	13,689,012
97,900	SINA Corp *	9,571,683
346,000	Sinofert Holdings Ltd *	51,515
3,815,000	Sino-Ocean Group Holding Ltd	2,392,033
7,797,000	Sinopec Engineering Group Co Ltd – Class H	6,498,843
3,205,500	Sinotruk Hong Kong Ltd	3,555,466
3,817,532	Skyworth Digital Holdings Ltd	1,634,709
216,850	Sohu.com, Inc. *	10,493,371
521,500	Tencent Holdings Ltd	26,701,390
1,631,000	Texhong Textile Group Ltd	2,070,731
708,000	Tianjin Development Holdings Ltd	330,240
988,000	Tianjin Port Development Holdings Ltd *	147,084
1,406,000	Tianneng Power International Ltd	1,194,902
6,153,000	TravelSky Technology Ltd – Class H	16,895,886
14,096,000	Want Want China Holdings Ltd	11,063,568
9,794,000	Weichai Power Co Ltd – Class H	10,953,189
904,000	Xinhua Winshare Publishing and Media Co Ltd – Class H	720,963
6,497,500	XTEP International Holdings Ltd	2,417,418
2,850,000	Yadea Group Holdings Ltd	917,949
14,328,000	Yuzhou Properties Co Ltd	7,068,718
10,264,000	Zhejiang Expressway Co Ltd – Class H	12,337,671
518,500	Zhongsheng Group Holdings Ltd	1,070,202

	Total China	859,212,639

	Colombia — 0.1%
528,620	Almacenes Exito SA	2,870,478
876,800	Ecopetrol SA Sponsored ADR	10,170,880

	Total Colombia	13,041,358

	Czech Republic — 0.1%
497,143	CEZ AS	11,363,142
1,416,203	Moneta Money Bank AS	5,104,670
15,000	O2 Czech Republic AS	187,125

	Total Czech Republic	16,654,937

	Denmark — 0.0%
1,038	AP Moeller – Maersk A/S – Class B	1,871,453
2,726	Schouw & Co AB	252,012

	Total Denmark	2,123,465

Shares	Description	Value ($)
	Egypt — 0.0%
316,180	Alexandria Mineral Oils Co	237,027
62,272	Commercial International Bank Egypt SAE	267,777

	Total Egypt	504,804

	Finland — 0.1%
456,722	UPM-Kymmene Oyj	13,743,741

	France — 2.1%
683,319	Air France-KLM *	9,695,930
25,934	Amundi SA	2,312,383
1,453,904	AXA SA	43,867,644
384,306	BNP Paribas SA	29,096,928
25,067	Casino Guichard Perrachon SA	1,524,521
112,640	Christian Dior SE	40,260,509
6,194	Cie de Saint-Gobain	353,035
226,153	CNP Assurances	5,080,214
797,312	Credit Agricole SA	13,433,943
39,170	Derichebourg SA	425,875
25,539	IPSOS	922,356
8,687	LVMH Moet Hennessy Louis Vuitton SE	2,530,622
14,179	Metropole Television SA	372,749
7,721	Neopost SA	257,002
151,396	Peugeot SA	3,128,343
18,334	Rallye SA	331,352
5,647	Rexel SA	104,047
167,585	SCOR SE	6,825,503
596,918	Societe Generale SA	30,037,739
706,342	STMicroelectronics NV	15,985,615
529,000	STMicroelectronics NV – NY Shares	11,965,980
317,818	TOTAL SA	17,964,626

	Total France	236,476,916

	Germany — 2.1%
50,812	ADVA Optical Networking SE *	369,421
207,982	Allianz SE (Registered)	49,120,013
238,320	BASF SE	26,723,552
347,709	Bayerische Motoren Werke AG	35,103,073
2,053	Cewe Stiftung & Co KGAA	194,371
14,551	Covestro AG	1,515,422
564,942	Daimler AG (Registered Shares)	46,802,634
948,499	Deutsche Lufthansa AG (Registered)	32,636,375
6,839	Elmos Semiconductor AG	195,519
969	Isra Vision AG	177,961
18,582	Leoni AG	1,371,464
106,433	Linde AG *	24,700,691
3,476	ProSiebenSat.1 Media SE	110,594
342,170	RWE AG *	7,843,391
39,051	SAP SE	4,414,801
19,955	Software AG	1,093,050
50,493	STADA Arzneimittel AG	4,890,614

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Germany — continued
46,950	Talanx AG	1,932,995
30,089	Uniper SE	895,666
12,177	Volkswagen AG	2,526,955
6,140	Wacker Neuson SE	200,692

	Total Germany	242,819,254

	Greece — 0.1%
2,241,634	Alpha Bank AE *	4,333,203
5,244,465	Eurobank Ergasias SA *	4,236,802
8,980,949	National Bank of Greece SA *	2,778,946
1,199,968	Piraeus Bank SA *	3,359,462

	Total Greece	14,708,413

	Hong Kong — 0.8%
2,835,000	BOC Hong Kong Holdings Ltd	14,427,643
618,000	Dah Sing Banking Group Ltd	1,368,017
344,400	Dah Sing Financial Holdings Ltd	2,210,487
352,000	Hysan Development Co Ltd	1,888,590
2,310,213	I-CABLE Communications Ltd *	66,179
90,000	Johnson Electric Holdings Ltd	356,413
888,000	Kerry Properties Ltd	3,931,571
1,411,000	Link (REIT)	12,631,338
170,000	Luk Fook Holdings International Ltd	742,719
1,387,200	Man Wah Holdings Ltd	1,210,662
94,000	Minth Group Ltd	524,753
232,000	Pacific Textiles Holdings Ltd	244,005
7,026,000	SJM Holdings Ltd	5,668,337
3,000	Sun Hung Kai Properties Ltd	49,183
13,119,500	WH Group Ltd	13,973,790
2,032,000	Wharf Holdings Ltd (The)	6,428,122
2,032,000	Wharf Real Estate Investment Co Ltd *	12,280,225
1,015,000	Wheelock & Co Ltd	6,985,214
232,500	Xinyi Automobile Glass Hong Kong Enterprises Ltd *	60,584
796,000	Xinyi Glass Holdings Ltd *	972,655
376,000	Yue Yuen Industrial Holdings Ltd	1,345,365

	Total Hong Kong	87,365,852

	Hungary — 0.1%
2,257,270	Magyar Telekom Telecommunications Plc (a)	4,039,266
177,069	Richter Gedeon Nyrt	4,574,698

	Total Hungary	8,613,964

	India — 2.3%
601,450	Allahabad Bank *	718,131
2,064,858	Andhra Bank *	2,003,699
156,816	Apollo Tyres Ltd	612,788
88,911	Asian Paints Ltd	1,588,532
395,015	Aurobindo Pharma Ltd	4,248,672
1,313,008	Bharat Electronics Ltd	3,809,561
1,048,677	Canara Bank	6,093,478

Shares	Description	Value ($)
	India — continued
349,358	Chambal Fertilizers and Chemicals Ltd	787,181
211,718	Divi’s Laboratories Ltd	3,428,831
671,220	Firstsource Solutions Ltd *	444,185
354,696	GAIL India Ltd	2,573,193
1,685,905	HCL Technologies Ltd	22,136,587
391,271	HDFC Bank Ltd (c)	11,262,559
79,608	Hero MotoCorp Ltd	4,508,188
1,243,426	Hexaware Technologies Ltd	6,501,307
988,233	Hindustan Petroleum Corp Ltd	6,405,104
11,123	Hindustan Unilever Ltd (a)	219,266
45,502	IDBI Bank Ltd *	43,069
1,482,902	IFCI Ltd *	570,002
1,542,166	Indian Oil Corp Ltd	9,413,331
294,407	Infosys Ltd	4,457,657
1,069,114	Infosys Ltd Sponsored ADR	16,635,414
8,248,395	Jaiprakash Associates Ltd *	2,336,024
1,644,357	Jaypee Infratech Ltd *	357,560
120,351	Jubilant Life Sciences Ltd	1,228,839
1,292,603	Karnataka Bank Ltd (The)	3,110,971
28,501	Kotak Mahindra Bank Ltd	442,380
172,328	KPIT Technologies Ltd	460,160
103,749	Larsen & Toubro Ltd	1,966,782
49,247	Maruti Suzuki India Ltd	6,572,526
447,076	MOIL Ltd	1,711,764
241,808	Mphasis Ltd	2,745,933
367,050	NIIT Ltd *	566,734
610,540	NIIT Technologies Ltd	6,052,750
2,743,525	NMDC Ltd	5,422,491
6,760,304	Oil & Natural Gas Corp Ltd	19,001,785
11,532	Oil India Ltd	64,333
851,306	Oriental Bank of Commerce *	1,677,643
7,639,150	Power Finance Corp Ltd	14,347,713
1,800,772	PTC India Ltd	3,250,935
8,430,860	Rural Electrification Corp Ltd	20,158,423
296,824	Sonata Software Ltd	1,117,396
1,478,019	Syndicate Bank *	2,135,221
427,388	Tata Consultancy Services Ltd	17,481,426
1,608,754	Tata Steel Ltd	17,323,051
263,314	Tech Mahindra Ltd	2,005,230
30,198	UltraTech Cement Ltd	1,964,497
1,530,005	Union Bank of India *	3,891,703
2,797,474	Unitech Ltd *	268,700
312,732	Vedanta Ltd	1,432,872
3,294,579	Wipro Ltd	14,941,301
96,300	Wipro Ltd ADR	519,057
38,883	Zensar Technologies Ltd	514,522

	Total India	263,531,457

	Indonesia — 0.2%
1,250,500	Bank Central Asia Tbk PT	1,879,725
4,971,200	Bank Mandiri Persero Tbk PT	2,737,601

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Indonesia — continued
1,792,000	Bank Negara Indonesia Persero Tbk PT	1,076,095
10,662,000	Bank Pembangunan Daerah Jawa Timur Tbk PT	581,345
18,567,800	Bank Rakyat Indonesia Persero Tbk PT	4,419,510
2,742,500	Gajah Tunggal Tbk PT	145,195
3,773,200	Harum Energy Tbk PT *	569,750
3,996,600	Indo Tambangraya Megah Tbk PT	6,258,959
1,415,300	Indofood Sukses Makmur Tbk PT	767,092
11,909,400	Lippo Karawaci Tbk PT	506,277
672,700	Matahari Department Store Tbk PT	528,924
18,077,500	Panin Financial Tbk PT *	320,519
8,141,400	Summarecon Agung Tbk PT	517,640
6,960,400	Telekomunikasi Indonesia Persero Tbk PT	2,149,885
41,300	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	1,283,604
156,700	United Tractors Tbk PT	388,416

	Total Indonesia	24,130,537

	Ireland — 0.0%
1,854	Smurfit Kappa Group Plc	59,136

	Israel — 0.0%
30,964	Bank Hapoalim BM	211,490
48,676	Discount Investment Corp Ltd (Registered)	198,476
470,493	El Al Israel Airlines	212,646
22,298	Nova Measuring Instruments Ltd *	646,163
200	Orbotech Ltd *	10,132
14,300	SodaStream International Ltd *	1,006,434
9,196	SodaStream International Ltd *	644,937
5,531	Teva Pharmaceutical Industries Ltd	81,864

	Total Israel	3,012,142

	Italy — 0.7%
15,298	ACEA SPA	310,737
103,382	Arnoldo Mondadori Editore SPA *	281,761
36,831	Banca Mediolanum SPA	307,460
5,328	El.En. SPA	163,828
2,652,207	Enel SPA	17,231,400
204,417	EXOR NV	12,380,548
1,504,624	Fiat Chrysler Automobiles NV	25,729,070
139,651	Fincantieri SPA *	199,081
311,072	Hera SPA	1,118,590
874,731	Iren SPA	2,681,882
3,824	La Doria SPA	76,835
33,839	Leonardo SPA	404,545
5,065	Prima Industrie SPA	197,595
203,895	Recordati SPA	9,172,693
4,804	Reply SPA	276,551
1,327,432	Saras SPA	3,424,622

Shares	Description	Value ($)
	Italy — continued
331,708	Societa Cattolica di Assicurazioni SC	3,599,540

	Total Italy	77,556,738

	Japan — 3.9%
25,300	Aisin Seiki Co Ltd	1,361,504
65,000	AOKI Holdings Inc	952,784
2,800	Aoyama Trading Co Ltd	106,801
36,900	Asahi Glass Co Ltd	1,545,058
713,000	Asahi Kasei Corp	8,950,409
7,100	Autobacs Seven Co Ltd	136,204
14,900	Belluna Co Ltd	163,772
506,200	Brother Industries Ltd	12,587,930
526,600	Canon Inc	20,198,057
16,000	Chiba Bank Ltd (The)	123,193
64,200	CKD Corp	1,408,806
3,800	Daicel Corp	45,242
9,500	Dai-ichi Seiko Co Ltd	254,477
185,600	Daiwa House Industry Co Ltd	6,816,658
4,800	Daiwabo Holdings Co Ltd	188,590
247,400	DCM Holdings Co Ltd	2,391,982
48,000	Denka Co Ltd	1,775,289
61,600	DIC Corp	2,311,709
1,900	Disco Corp	425,130
29,100	Fancl Corp	832,386
81,500	Fuji Kiko Co Ltd	536,238
4,800	Fuji Pharma Co Ltd	186,021
56,500	Fujikura Ltd	528,909
5,000	Fujitsu General Ltd	106,166
3,053,000	Fujitsu Ltd	22,874,007
51,000	Furukawa Electric Co Ltd	2,710,102
39,000	Gree Inc	254,993
15,800	Hanwa Co Ltd	640,565
8,900	Hazama Ando Corp	70,492
8,600	Heiwado Co Ltd	185,994
102,600	Hitachi Chemical Co Ltd	2,714,029
1,100	Hitachi High-Technologies Corp	45,854
2,970,000	Hitachi Ltd	22,253,257
9,900	Hochiki Corp	226,146
5,200	Horiba Ltd	325,105
4,200	Hosokawa Micron Corp	276,856
23,200	House Foods Group Inc	757,417
46,000	Idemitsu Kosan Co Ltd	1,552,040
2,330,700	ITOCHU Corp	40,516,019
27,100	Itochu Techno-Solutions Corp	1,141,927
11,200	Kamei Corp	181,460
18,000	Kaneka Corp	159,557
234,600	Kanematsu Corp	2,828,547
49,100	Keihin Corp	970,650
20,600	Kitz Corp	152,529
30,000	Kyosan Electric Manufacturing Co Ltd	167,073
6,000	Makino Milling Machine Co Ltd	60,212

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
9,000	Mandom Corp	304,816
2,393,800	Marubeni Corp	15,979,308
41,100	MCJ Co Ltd	415,720
3,304	Medipal Holdings Corp	64,308
3,074,500	Mitsubishi Chemical Holdings Corp	33,431,739
330,900	Mitsubishi Corp	8,322,354
350,900	Mitsubishi Electric Corp	5,830,003
260,900	Mitsubishi Gas Chemical Co Inc	7,324,890
550,800	Mitsubishi Tanabe Pharma Corp	11,908,866
1,166,874	Mitsui & Co Ltd	17,797,848
163,700	Mitsui Chemicals Inc	5,314,365
42,700	Mitsui Mining & Smelting Co Ltd	2,436,366
42,900	Modec Inc	1,033,076
22,100	Morinaga & Co Ltd	1,108,879
62,000	Nachi-Fujikoshi Corp	393,808
120,400	NET One Systems Co Ltd	1,731,775
56,000	Nichias Corp	724,069
16,500	Nichiha Corp	643,674
82,200	Nichirei Corp	2,387,481
107,000	Nippo Corp	2,540,326
12,700	Nippon Chemi-Con Corp	429,348
4,000	Nippon Paper Industries Co Ltd	76,869
821,100	Nippon Telegraph & Telephone Corp	42,864,683
11,400	Nisshin Oillio Group Ltd (The)	351,443
121,000	Onward Holdings Co Ltd	990,171
17,000	Osaki Electric Co Ltd	120,488
115,100	Otsuka Holdings Co Ltd	5,103,737
235,000	Prima Meat Packers Ltd	1,637,379
35,100	Rohm Co Ltd	3,617,428
9,000	Sakata INX Corp	156,689
3,400	Sanyo Special Steel Co Ltd	86,789
45,200	Seiko Epson Corp	1,100,748
494,500	Sekisui Chemical Co Ltd	9,596,093
900	Shimamura Co Ltd	108,528
14,700	Showa Corp	179,632
105,500	Showa Denko KK	3,944,294
4,159,200	Sojitz Corp	12,066,718
1,700	Sugi Holdings Co Ltd	91,322
114,000	Sumitomo Bakelite Co Ltd	930,834
1,470,000	Sumitomo Chemical Co Ltd	10,309,151
125,200	Sumitomo Forestry Co Ltd	2,162,538
10,600	Sumitomo Heavy Industries Ltd	436,146
3,200	Sumitomo Seika Chemicals Co Ltd	184,417
10,200	Suntory Beverage & Food Ltd	441,456
169,100	Suzuki Motor Corp	9,152,790
73,400	Takeda Pharmaceutical Co Ltd	4,049,187
25,700	Tatsuta Electric Wire and Cable Co Ltd	195,750
15,600	T-Gaia Corp	340,819
3,737	TIS Inc	127,620
21,500	Token Corp	2,707,433
900	Tokyo Century Corp	41,033
58,600	Tokyo Electron Ltd	10,902,463

Shares	Description	Value ($)
	Japan — continued
550,000	Tosoh Corp	12,229,242
270,300	Toyota Tsusho Corp	10,222,778
5,000	TPR Co Ltd	172,120
45,700	TS Tech Co Ltd	1,877,128
116,000	Tsubakimoto Chain Co	923,540
12,000	Unipres Corp	319,612
35,900	Valor Holdings Co Ltd	839,688
30,500	Wacoal Holdings Corp	947,593
29,700	Warabeya Nichiyo Holdings Co Ltd	793,381
2,000	Yamaguchi Financial Group Inc	23,977
6,400	Yokohama Rubber Co Ltd (The)	144,229

	Total Japan	437,689,101

	Malaysia — 0.0%
534,876	Berjaya Sports Toto Berhad	303,383
1,881,300	KSL Holdings Berhad *	542,822
593,000	Ta Ann Holdings Berhad	507,356

	Total Malaysia	1,353,561

	Mexico — 0.5%
127,800	America Movil SAB de CV – Class L Sponsored ADR	2,185,380
1,934,362	Arca Continental SAB de CV	13,240,957
1,692,346	Bolsa Mexicana de Valores SAB de CV	2,892,449
1,432,800	Cemex SAB de CV Sponsored ADR *	10,874,952
44,400	Coca-Cola Femsa SAB de CV Sponsored ADR	3,039,624
478,400	Corp Inmobiliaria Vesta SAB de CV	602,263
2,613,100	Genomma Lab Internacional SAB de CV – Class B *	3,100,358
396,400	Gentera SAB de CV	361,830
13,030	Grupo Aeroportuario del Sureste SAB de CV – Class B	232,909
700	Grupo Aeroportuario del Sureste SAB de CV ADR	125,377
97,691	Grupo Financiero Interacciones SA de CV – Class O	448,426
163,300	Grupo Financiero Santander Mexico SAB de CV ADR	1,327,629
267,213	Grupo Herdez SAB de CV	613,144
205,416	La Comer SAB de CV *	203,375
253,100	Megacable Holdings SAB de CV CPO	1,072,424
7,422,600	Wal-Mart de Mexico SAB de CV	17,525,719

	Total Mexico	57,846,816

	Netherlands — 1.3%
62,300	Constellium NV – Class A *	660,380
54,759	Heineken Holding NV	5,272,067
2,146,255	ING Groep NV	38,783,244
649,900	NXP Semiconductors NV * (a)	73,692,161
50,334	Philips Lighting NV	1,904,547
35,096	Unilever NV – NY Shares (a)	2,026,443

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Netherlands — continued
102,925	Unilever NV CVA (a)	5,935,570
357,325	Wolters Kluwer NV	18,501,757

	Total Netherlands	146,776,169

	New Zealand — 0.0%
1,108,332	Air New Zealand Ltd	2,430,649

	Norway — 0.2%
62,063	Bakkafrost P/F	2,344,646
233,681	BW LPG Ltd *	925,032
87,121	DNB ASA	1,586,939
239,813	Kongsberg Automotive ASA *	301,159
112,598	Kvaerner ASA *	209,830
22,492	Orkla ASA	225,619
295	Salmar ASA	8,662
18,500	SpareBank 1 SR Bank ASA	193,333
499,003	Statoil ASA	10,034,576
434,008	Storebrand ASA	3,467,151
459,553	Subsea 7 SA	6,722,826

	Total Norway	26,019,773

	Peru — 0.1%
38,200	Credicorp Ltd	8,061,346

	Philippines — 0.0%
278,260	Manila Electric Co	1,742,768
955,300	Manila Water Co Inc	539,266
9,507,000	Megaworld Corp	1,010,559

	Total Philippines	3,292,593

	Poland — 0.4%
324,928	Asseco Poland SA	4,085,703
968,236	Enea SA	3,261,848
379,620	Energa SA	1,299,385
675,959	KGHM Polska Miedz SA	20,411,727
1,272	mBank SA *	169,530
351,215	PGE Polska Grupa Energetyczna SA *	1,187,332
186,591	Polski Koncern Naftowy ORLEN SA	5,865,210
54,126	Powszechny Zaklad Ubezpieczen SA	681,987
8,173,716	Tauron Polska Energia SA *	7,181,055

	Total Poland	44,143,777

	Portugal — 0.0%
302,398	CTT – Correios de Portugal SA	1,169,754
46,874	Navigator Co SA (The)	233,370

	Total Portugal	1,403,124

	Qatar — 0.0%
96,044	Barwa Real Estate Co	739,893
22,451	Masraf Al Rayan QSC	209,488
69,446	Qatar National Bank QPSC	2,226,493

	Total Qatar	3,175,874

Shares	Description	Value ($)
	Russia — 2.1%
1,454,000	Aeroflot PJSC	3,784,075
4,833,600	Alrosa PJSC	6,417,626
1,885,860	Gazprom PJSC	4,257,410
4,890,485	Gazprom PJSC Sponsored ADR	21,874,958
201,144	Globaltrans Investment Plc Sponsored GDR (Registered)	1,851,457
16,385,000	Inter RAO UES PJSC	1,034,869
358,097	LUKOIL PJSC Sponsored ADR	19,924,792
159,330	M.Video PJSC *	1,064,761
277,776	Magnit PJSC Sponsored GDR (Registered)	7,327,085
942,100	Magnitogorsk Iron & Steel OJSC	705,737
16,193	Magnitogorsk Iron & Steel Works PJSC Sponsored GDR	168,418
39,000	MegaFon PJSC	366,040
970,518	MegaFon PJSC GDR (Registered)	9,364,740
1,153,662	MMC Norilsk Nickel PJSC ADR	20,037,808
3,388,400	Mobile TeleSystems PJSC Sponsored ADR	35,137,708
3,364,540	Moscow Exchange MICEX-RTS PJSC	7,139,665
73,359	Novatek PJSC Sponsored GDR (Registered)	8,316,213
590,750	Novolipetsk Steel PJSC	1,334,744
158,057	Novolipetsk Steel PJSC GDR	3,575,264
18,991	PhosAgro PJSC GDR (Registered)	285,134
150,817	QIWI Plc Sponsored ADR	2,221,534
2,617,610	Rostelecom PJSC	2,871,607
2,608,780	Sberbank of Russia PJSC	9,997,132
1,974,049	Sberbank of Russia Sponsored ADR	32,276,232
158,483	Severstal PJSC GDR (Registered)	2,463,099
267,483	Sistema PJSC FC Sponsored GDR (Registered)	960,484
1,051,400	Surgutneftegas OJSC	493,715
2,658,408	Surgutneftegas OJSC Sponsored ADR	12,232,082
92,917	Tatneft PJSC Sponsored ADR	4,394,870
289,200	VEON Ltd ADR	1,168,368
369,300	Yandex NV – Class A *	12,227,523

	Total Russia	235,275,150

	Singapore — 0.1%
234,400	CapitaLand Commercial Trust (REIT)	328,890
1,070,000	Fortune Real Estate Investment Trust	1,322,183
605,200	Sino Grandness Food Industry Group Ltd *	90,040
203,700	Venture Corp Ltd	3,178,557
3,726,800	Yangzijiang Shipbuilding Holdings Ltd	4,356,921
530,200	Yanlord Land Group Ltd	653,841

	Total Singapore	9,930,432

	South Africa — 1.6%
220,208	AECI Ltd	1,494,794
2,691,606	African Phoenix Investments Ltd *	126,930
106,847	African Rainbow Minerals Ltd	947,441

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	South Africa — continued
68,183	Aspen Pharmacare Holdings Ltd	1,520,844
115,721	Astral Foods Ltd	1,867,547
791,382	AVI Ltd	5,829,599
1,990,722	Barclays Africa Group Ltd	22,773,239
1,317,949	Barloworld Ltd	14,839,848
296,910	Bidvest Group Ltd (The)	4,156,331
730,408	Blue Label Telecoms Ltd	849,652
149,365	Brait SE *	506,524
9,815	Capitec Bank Holdings Ltd	704,539
217,883	DataTec Ltd	901,444
1,955	Distell Group Ltd	18,429
2,083,894	Emira Property Fund Ltd (REIT)	2,010,528
1,594,437	FirstRand Ltd	6,542,753
41,694	Foschini Group Ltd (The)	480,419
136,039	Hyprop Investments Ltd (REIT)	1,067,321
484,832	Imperial Holdings Ltd	8,063,054
8,285	JSE Ltd	80,497
572,818	Kumba Iron Ore Ltd	13,584,575
613,495	Lewis Group Ltd	1,097,565
648,167	Liberty Holdings Ltd	5,487,382
65,978	Massmart Holdings Ltd	540,043
1,463,257	MMI Holdings Ltd	2,148,545
363,208	Mondi Ltd	8,605,680
218,800	Mr Price Group Ltd	3,325,910
1,603,801	Murray & Roberts Holdings Ltd	1,622,422
1,233,772	Nedbank Group Ltd	20,743,603
45,340	Net 1 UEPS Technologies, Inc. *	503,274
187,724	Omnia Holdings Ltd	2,032,240
314,479	Reunert Ltd	1,603,981
342,855	RMB Holdings Ltd	1,668,401
2,387,133	SA Corporate Real Estate Ltd (REIT)	823,638
178,665	Sanlam Ltd	1,019,997
51,754	Santam Ltd	971,879
289,337	Shoprite Holdings Ltd	4,805,154
1,812,083	Standard Bank Group Ltd	22,852,293
290,615	Steinhoff International Holdings NV	1,192,987
104,295	Super Group Ltd *	303,672
313,101	Telkom SA SOC Ltd	1,134,314
308,081	Truworths International Ltd	1,790,887
682,649	Tsogo Sun Holdings Ltd	1,079,425
205,765	Vodacom Group Ltd	2,175,786
16,716	Vukile Property Fund Ltd (REIT)	24,874
292,545	Wilson Bayly Holmes-Ovcon Ltd	3,200,497
261,412	Woolworths Holdings Ltd	1,104,187

	Total South Africa	180,224,944

	South Korea — 4.2%
29,852	Able C&C Co Ltd	616,560
60,620	Aekyung Petrochemical Co Ltd	907,782
3,430	Amorepacific Group	465,521
1,438	BGF retail Co Ltd (b)	103,674
1,031,719	BNK Financial Group Inc	9,027,374

Shares	Description	Value ($)
	South Korea — continued
88,042	Cheil Worldwide Inc	1,629,671
16,619	Com2uSCorp	1,926,551
4,164	Coway Co Ltd	367,281
2,881	Crown Confectionery Co Ltd *	40,211
2,237	Crown Haitai Holdings Co Ltd	33,981
4,503	Cuckoo Electronics Co Ltd (b)	676,444
376	Dae Han Flour Mills Co Ltd	58,416
53,000	Daeduck Electronics Co	497,176
81,269	Daishin Securities Co Ltd	1,098,219
139,362	Daou Data Corp	1,310,355
285,359	Daou Technology Inc	5,015,671
179,091	DB Insurance Co Ltd	11,309,357
14,252	DGB Financial Group Inc	130,988
35,038	Dongsuh Cos Inc	963,512
405,297	Dongwon Development Co Ltd	1,924,866
7,581	Douzone Bizon Co Ltd	239,741
31,913	E-MART Inc	8,060,531
68,946	Eugene Investment & Securities Co Ltd *	226,571
20,103	Eugene Technology Co Ltd	407,887
2,517	GOLFZON Co Ltd	106,861
437,311	Grand Korea Leisure Co Ltd	13,110,586
28,612	GS Home Shopping Inc	5,597,456
32,017	GS Retail Co Ltd	1,163,222
159,738	Hana Financial Group Inc	6,971,865
44,316	Hancom Inc	692,175
242,751	Hankook Tire Co Ltd	12,002,222
153,451	Hankook Tire WorldwideCo Ltd	2,680,660
132,349	Hanon Systems	1,613,107
6,393	Hansol Paper Co Ltd	86,944
53,578	Hanwha Corp	2,055,632
633,255	Hanwha Life Insurance Co Ltd	4,356,822
35,303	Harim Holdings Co Ltd	121,644
4,415	Hyundai Development Co-Engineering & Construction	168,870
95,458	Hyundai Engineering & Construction Co Ltd	3,084,743
3,609	Hyundai Glovis Co Ltd	486,222
42,385	Hyundai Greenfood Co Ltd	604,667
50,599	Hyundai Home Shopping Network Corp	6,085,146
189,869	Hyundai Hy Communications & Network Co Ltd	637,045
248,239	Hyundai Marine & Fire Insurance Co Ltd	9,945,723
92,825	Hyundai Mobis Co Ltd	23,394,256
205,224	Hyundai Motor Co	31,146,981
534,676	Industrial Bank of Korea	7,813,163
26,470	Innocean Worldwide Inc	1,897,522
7,739	It’s Hanbul Co Ltd	363,039
531,968	JB Financial Group Co Ltd	2,921,921
2,176	Kangnam Jevisco Co Ltd	75,862
259,894	Kangwon Land Inc	8,880,155

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	South Korea — continued
483,845	KB Financial Group Inc	26,716,062
23,283	KEPCO Plant Service & Engineering Co Ltd	808,874
1,029,317	Kia Motors Corp	31,881,541
21,352	KIWOOM Securities Co Ltd	1,622,202
149,119	Korea Asset In Trust Co Ltd	1,132,623
287,489	Korea Real Estate Investment & Trust Co Ltd	906,677
12,352	Korea Zinc Co Ltd	5,537,017
135,513	Korean Reinsurance Co	1,351,921
28,400	KT Corp Sponsored ADR	443,040
111,796	KT Hitel Co Ltd *	585,604
58,538	KT Skylife Co Ltd	710,817
197,026	KT&G Corp	22,160,274
3,686	Kukdo Chemical Co Ltd	222,045
68,874	Kyobo Securities Co Ltd	606,735
121,512	LF Corp	3,432,571
366,751	LG Display Co Ltd	10,479,138
197,450	LG Electronics Inc	16,429,870
218	LG Household & Health Care Ltd	235,076
36,773	Lotte Corp	2,082,570
124,972	LOTTE Himart Co Ltd	8,688,762
28,693	Lotte Shopping Co Ltd	5,532,054
46,010	Maeil Holdings Co Ltd	749,034
25,945	Meritz Financial Group Inc	375,694
94,570	Meritz Fire & Marine Insurance Co Ltd	2,237,887
487,170	Meritz Securities Co Ltd	2,132,545
73,800	NHN Entertainment Corp *	4,602,753
48,739	NHN KCP Corp *	816,303
1,956	Ottogi Corp	1,426,075
31,145	Poongsan Corp	1,293,076
76,402	POSCO Chemtech Co Ltd	2,435,577
21,029	S&T Motiv Co Ltd	919,410
52,249	Samjin Pharmaceutical Co Ltd	1,754,418
104,999	Samsung Card Co Ltd	3,693,033
15,360	Samsung Electronics Co Ltd	36,149,185
8	Samsung Electronics Co Ltd GDR	9,424
21,410	Samsung Fire & Marine Insurance Co Ltd	5,132,408
7,914	Samsung Life Insurance Co Ltd	934,424
6,462	Samsung SDS Co Ltd	1,125,408
32,776	Samsung Securities Co Ltd	1,103,516
7,314	Seah Besteel Corp	203,246
23,455	SeAH Steel Corp	2,074,221
131,195	Shinhan Financial Group Co Ltd	5,853,410
5,289	Shinsegae Inc	1,396,735
49,383	Silicon Works Co Ltd	2,392,506
16,758	Sindoh Co Ltd	997,292
6,569	SK Holdings Co Ltd	1,769,284
146,162	SK Hynix Inc	10,417,468
8,312	SK Innovation Co Ltd	1,585,866
54,498	SK Telecom Co Ltd	13,270,319

Shares	Description	Value ($)
	South Korea — continued
219,200	SK Telecom Co Ltd Sponsored ADR	6,014,848
68,431	SL Corp	1,397,247
25,434	Soulbrain Co Ltd	1,507,955
24,538	Spigen Korea Co Ltd	1,061,332
91,243	Tongyang Life Insurance Co Ltd	680,318
2,642	Unid Co Ltd	108,654
1,350,308	Woori Bank	20,091,140

	Total South Korea	474,380,335

	Spain — 1.0%
1,551,236	Abertis Infraestructuras SA	34,609,269
1,221,384	Atlantica Yield Plc	27,444,498
6,097	Ebro Foods SA	140,835
38,860	Ence Energia y Celulosa SA	253,897
321,417	Endesa SA	7,167,038
71,531	Mapfre SA	240,628
2,217,631	Repsol SA	40,671,536

	Total Spain	110,527,701

	Sweden — 0.5%
88,886	Alfa Laval AB	2,103,560
161,182	Atlas Copco AB – A Shares	6,929,270
28,984	Atlas Copco AB – B Shares	1,115,210
14,861	Bufab AB	179,320
5,321	Fastighets AB Balder – B Shares *	137,153
103	JM AB	2,372
3,807	NCC AB – B Shares	79,174
13,680	Nordea Bank AB	160,417
991,572	Sandvik AB	17,046,427
1,474,419	Volvo AB – B Shares	28,102,555

	Total Sweden	55,855,458

	Switzerland — 0.8%
12,612	ALSO Holding AG (Registered) *	1,694,330
6,514	Ascom Holding AG (Registered)	155,682
13,995	BKW AG	829,099
9,609	Bobst Group SA (Registered)	1,219,300
1,705	Bossard Holding AG (Registered) – A Shares	380,584
1,147	Comet Holding AG (Registered) *	182,455
1,491	Emmi AG (Registered) *	965,890
5,131	EMS-Chemie Holding AG (Registered)	3,425,087
5,789	Georg Fischer AG (Registered)	7,629,196
196	Gurit Holding AG *	208,670
1,106	Inficon Holding AG (Registered) *	658,151
9,168	Kardex AG (Registered) *	1,072,084
146	Komax Holding AG (Registered)	45,876
1,280	Kuehne & Nagel International AG (Registered)	225,023
172,555	Logitech International SA (Registered)	6,019,212
41,800	Luxoft Holding Inc *	2,152,700

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Switzerland — continued
106,116	Nestle SA (Registered)	9,078,174
82,606	Novartis AG (Registered)	7,087,315
6,613	Orior AG	500,794
12,286	Roche Holding AG	3,104,855
4,384	Roche Holding AG	1,115,039
2,447	Sika AG	18,933,831
19,223	Swiss Life Holding AG (Registered) *	6,465,150
200,781	Swiss Re AG	18,851,443
9,109	UBS Group AG (Registered) *	157,571

	Total Switzerland	92,157,511

	Taiwan — 5.6%
934,000	AcBel Polytech Inc	702,739
141,000	Actron Technology Corp	589,592
29,539	Addcn Technology Co Ltd	227,412
449,000	Advantech Co Ltd	3,001,216
2,029,000	Alpha Networks Inc	1,692,158
1,516,000	AmTRAN Technology Co Ltd	831,337
413,000	Arcadyan Technology Corp	703,468
745,000	Asia Vital Components Co Ltd	898,227
4,218,000	Asustek Computer Inc	38,913,734
656,000	BES Engineering Corp	182,446
103,000	Casetek Holdings Ltd	400,907
1,625,000	Catcher Technology Co Ltd	17,621,741
4,290,000	Cathay Financial Holding Co Ltd	7,434,694
3,520,000	Chailease Holding Co Ltd	10,249,922
230,000	Chaun-Choung Technology Corp	722,864
3,205,000	Cheng Shin Rubber Industry Co Ltd	5,500,329
330,000	Chicony Electronics Co Ltd	879,211
304,000	Chicony Power Technology Co Ltd	615,158
326,410	China Life Insurance Co Ltd	308,734
912,000	China Synthetic Rubber Corp	1,303,794
1,014,000	Chin-Poon Industrial Co Ltd	2,096,632
350,000	Chipbond Technology Corp	680,688
143,000	Chlitina Holding Ltd	684,340
263,000	Chong Hong Construction Co Ltd	661,932
4,941,470	Chunghwa Telecom Co Ltd	17,086,847
52,100	Chunghwa Telecom Co Ltd Sponsored ADR	1,808,391
76,000	Cleanaway Co Ltd	437,806
15,662,000	Compal Electronics Inc	10,872,659
909,000	Coretronic Corp	1,016,628
16,859,000	CTBC Financial Holding Co Ltd	11,285,075
674,000	CTCI Corp	991,201
55,000	Cyberlink Corp	112,143
112,000	Delta Electronics Inc	512,559
244,000	E Ink Holdings Inc	435,587
22,000	Eclat Textile Co Ltd	198,515
1,777,000	Elan Microelectronics Corp	3,054,936
85,000	Elite Advanced Laser Corp	373,591
856,000	Elite Semiconductor Memory Technology Inc	1,261,784

Shares	Description	Value ($)
	Taiwan — continued
952,000	Elitegroup Computer Systems Co Ltd *	619,547
608,000	Everlight Electronics Co Ltd	933,615
3,490,000	Far EasTone Telecommunications Co Ltd	8,320,529
1,282,000	Faraday Technology Corp	2,746,476
434,000	Farglory Land Development Co Ltd	458,400
199,000	Feng TAY Enterprise Co Ltd	834,540
137,000	Formosa Advanced Technologies Co Ltd	144,636
331,000	Formosa Chemicals & Fibre Corp	1,007,297
912,000	Formosa Plastics Corp	2,763,422
7,023,000	Foxconn Technology Co Ltd	19,623,278
9,885,000	Fubon Financial Holding Co Ltd	16,232,488
1,465,000	Gemtek Technology Corp	1,249,282
3,951,000	Gigabyte Technology Co Ltd	6,427,354
3,149,000	Grand Pacific Petrochemical	2,843,766
22,000	Grape King Bio Ltd	143,322
2,285,000	Great Wall Enterprise Co Ltd	2,570,035
411,000	Greatek Electronics Inc	713,298
480,000	Green Seal Holding Ltd	841,482
7,029,000	Highwealth Construction Corp	9,379,744
156,000	Hiroca Holdings Ltd	600,387
444,000	Holtek Semiconductor Inc	1,104,611
21,764,663	Hon Hai Precision Industry Co Ltd	73,061,682
574,000	Huaku Development Co Ltd	1,349,045
441,000	IEI Integration Corp	629,847
7,789,000	Inventec Corp	5,874,447
103,000	Iron Force Industrial Co Ltd	401,305
865,000	ITEQ Corp	1,902,769
51,000	King Slide Works Co Ltd	698,211
560,000	Kinik Co	1,599,768
110,000	Kung Long Batteries Industrial Co Ltd	533,832
2,240,000	Lite-On Semiconductor Corp	3,309,807
16,560,475	Lite-On Technology Corp	20,474,255
654,000	Lotes Co Ltd	3,721,115
441,000	Makalot Industrial Co Ltd	1,778,733
346,000	MediaTek Inc	3,791,651
3,410,994	Mercuries Life Insurance Co Ltd *	1,876,002
180,000	Merida Industry Co Ltd	748,204
1,511,000	Mitac Holdings Corp	1,822,380
360,000	Nan Ya Plastics Corp	908,825
23,000	Nien Made Enterprise Co Ltd	211,128
2,263,000	Novatek Microelectronics Corp	8,663,387
995,000	Nuvoton Technology Corp	2,412,058
179,000	On-Bright Electronics, Inc.	1,745,750
1,783,445	OptoTech Corp	1,399,982
15,015,000	Pegatron Corp	34,427,726
804,000	Phison Electronics Corp	8,188,555
11,670,000	Pou Chen Corp	14,049,536
2,080,808	Powertech Technology Inc	6,349,069
21,000	President Chain Store Corp	199,472
273,000	Primax Electronics Ltd	759,552

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Taiwan — continued
6,048,000	Quanta Computer Inc	12,434,821
337,000	Quanta Storage Inc	364,089
8,274,020	Radiant Opto-Electronics Corp	17,995,027
2,337,000	Realtek Semiconductor Corp	8,724,979
594,000	Rechi Precision Co Ltd	589,196
998,400	Ruentex Development Co Ltd *	1,041,215
4,182,000	Ruentex Industries Ltd *	6,984,482
380,000	Sercomm Corp	1,018,749
726,000	Sheng Yu Steel Co Ltd	695,429
261,000	Shin Zu Shing Co Ltd	692,336
436,000	ShunSin Technology Holding Ltd	1,829,044
897,400	Simplo Technology Co Ltd	5,135,793
392,000	Sinbon Electronics Co Ltd	1,124,030
536,000	Sitronix Technology Corp	1,473,835
434,000	Soft-World International Corp	1,016,902
1,720,000	Sunonwealth Electric Machine Industry Co Ltd	3,522,274
3,314,000	Sunplus Technology Co Ltd	1,927,140
527,000	Syncmold Enterprise Corp	1,164,442
270,000	Taiflex Scientific Co Ltd	465,366
275,575	Taishin Financial Holding Co Ltd	124,353
582,412	Taiwan Business Bank	160,824
223,000	Taiwan Cement Corp	249,763
217,360	Taiwan Cooperative Financial Holding Co Ltd	118,785
415,000	Taiwan Fertilizer Co Ltd	529,923
182,000	Taiwan Mobile Co Ltd	652,608
1,969,000	Taiwan Semiconductor Co Ltd	4,459,548
4,394,000	Taiwan Semiconductor Manufacturing Co Ltd	33,190,329
1,121,373	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	44,406,371
835,000	Teco Electric and Machinery Co Ltd	821,739
368,000	Tong Hsing Electronic Industries Ltd	1,891,282
1,616,060	Topco Scientific Co Ltd	4,263,561
533,000	Transcend Information Inc	1,493,666
2,220,000	Tripod Technology Corp	7,193,751
612,000	TXC Corp	805,838
2,124,000	Uni-President Enterprises Corp	4,524,801
1,786,000	United Integrated Services Co Ltd	3,514,817
13,678,000	United Microelectronics Corp	7,008,733
504,000	Visual Photonics Epitaxy Co Ltd	1,762,211
8,624,000	Winbond Electronics Corp	8,277,974
4,849,908	Wistron Corp	3,760,445
387,763	Wistron NeWeb Corp	1,107,087
2,588,000	WPG Holdings Ltd	3,526,041
499,000	Youngtek Electronics Corp	985,649
1,156,000	Yuanta Financial Holding Co Ltd	538,229
660,000	Yulon Motor Co Ltd	525,905

	Total Taiwan	632,889,981

Shares	Description	Value ($)
	Thailand — 1.8%
3,633,300	Advanced Info Service Pcl (Foreign Registered)	19,440,599
2,339,300	Amata Corp Pcl (Foreign Registered)	1,789,236
1,434,800	Amata Corp Pcl NVDR	1,097,420
3,281,100	AP Thailand Pcl (Foreign Registered)	885,607
2,628,100	AP Thailand Pcl NVDR	709,355
87,500	Bangkok Bank Pcl (Foreign Registered) (c)	576,562
516,200	Bangkok Bank Pcl NVDR	3,156,118
1,134,200	BEC World Pcl NVDR	517,440
2,307,400	Central Pattana Pcl (Foreign Registered)	5,681,957
450,700	Central Pattana Pcl NVDR	1,109,845
616,000	Delta Electronics Thailand Pcl (Foreign Registered)	1,591,715
785,100	Eastern Polymer Group Pcl (Foreign Registered)	272,028
759,800	Glow Energy Pcl (Foreign Registered)	2,030,182
320,200	Glow Energy Pcl NVDR	855,573
1,322,600	Hana Microelectronics Pcl (Foreign Registered)	1,917,927
2,574,700	Indorama Ventures Pcl NVDR	3,866,964
3,544,400	Intouch Holdings Pcl NVDR	5,895,279
4,129,300	Jasmine International Pcl (Foreign Registered)	899,908
889,500	Kasikornbank Pcl NVDR	6,202,107
128,000	KCE Electronics Pcl (Foreign Registered)	323,867
2,139,100	Kiatnakin Bank Pcl (Foreign Registered)	4,938,703
1,109,800	Kiatnakin Bank Pcl NVDR	2,562,277
2,402,100	Krung Thai Bank Pcl (Foreign Registered)	1,421,496
3,884,400	Krung Thai Bank Pcl NVDR	2,298,679
9,318,200	Land & Houses Pcl NVDR	2,999,084
5,220,500	LPN Development Pcl (Foreign Registered)	2,096,624
464,800	MC Group Pcl (Foreign Registered)	227,598
853,800	MC Group Pcl NVDR	418,079
432,400	Mega Lifesciences Pcl (Foreign Registered)	540,596
418,800	Pruksa Holding Pcl (Foreign Registered)	300,024
798,400	Pruksa Holding Pcl NVDR	571,937
1,998,000	PTT Exploration & Production Pcl (Foreign Registered)	5,586,817
4,843,300	PTT Exploration & Production Pcl NVDR	13,542,852
3,365,300	PTT Global Chemical Pcl (Foreign Registered)	8,194,068
135,100	PTT Global Chemical Pcl NVDR	328,951
1,433,000	PTT Pcl (Foreign Registered)	18,120,014
880,200	PTT Pcl NVDR	11,129,957
8,215,100	Quality Houses Pcl (Foreign Registered)	765,184

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Thailand — continued
6,639,700	Quality Houses Pcl NVDR	618,446
804,400	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered)	1,373,524
447,500	Ratchaburi Electricity Generating Holding Pcl NVDR	764,112
33,841,100	Sansiri Pcl (Foreign Registered)	2,327,434
16,651,100	Sansiri Pcl NVDR	1,145,185
5,650,400	SC Asset Corp Pcl (Foreign Registered)	674,939
136,900	SC Asset Corp Pcl NVDR	16,353
1,197,700	Siam Cement Pcl (The) (Foreign Registered)	17,493,085
527,800	Siam Cement Pcl (The) NVDR	7,708,816
527,200	Siam Commercial Bank Pcl (The) (Foreign Registered)	2,467,573
915,600	Siam Commercial Bank Pcl (The) NVDR	4,285,486
1,303,900	Star Petroleum Refining Pcl	647,553
2,530,300	Star Petroleum Refining Pcl (Foreign Registered)	1,256,619
1,266,100	STP & I Pcl (Foreign Registered)	228,810
1,203,000	STP & I Pcl NVDR	217,406
1,326,900	Supalai Pcl (Foreign Registered)	971,635
1,036,000	Supalai Pcl NVDR	758,620
25,082,800	Thai Beverage Pcl	17,964,184
286,700	Thai Oil Pcl (Foreign Registered)	817,746
130,900	Thai Oil Pcl NVDR	373,362
532,100	Thai Vegetable Oil Pcl (Foreign Registered)	496,430
292,600	Thai Vegetable Oil Pcl NVDR	272,985
4,515,500	Thanachart Capital Pcl (Foreign Registered)	7,788,650
113,200	Thanachart Capital Pcl NVDR	195,255
489,600	Tipco Asphalt Pcl NVDR	315,191
667,300	Total Access Communication Pcl (Foreign Registered) *	864,205
1,638,600	TTW Pcl (Foreign Registered)	627,720
996,300	TTW Pcl NVDR	381,665
1,011,600	WHA Corp Pcl NVDR	120,898

	Total Thailand	208,036,516

	Turkey — 1.0%
159,589	Akbank Turk AS	366,070
40,889	Aksa Akrilik Kimya Sanayii AS	127,030
23,102	BIM Birlesik Magazalar AS	426,089
30,570,615	Emlak Konut Gayrimenkul Yatirim Ortakligi AS (REIT) *	19,144,649
308,541	Enka Insaat ve Sanayi AS	444,176
4,346,573	Eregli Demir ve Celik Fabrikalari TAS	9,561,090
945,582	Haci Omer Sabanci Holding AS	2,451,482
2,022,960	KOC Holding AS	8,509,695
29,056	Koza Altin Isletmeleri AS *	223,012
5,639	Otokar Otomotiv Ve Savunma Sanayi AS	154,190

Shares	Description	Value ($)
	Turkey — continued
4,214,502	Soda Sanayii AS	5,297,376
4,194,537	Turkiye Garanti Bankasi AS	10,276,601
6,414,130	Turkiye Halk Bankasi AS	14,535,042
17,246,437	Turkiye Is Bankasi – Class C	27,146,977
3,388,417	Turkiye Sinai Kalkinma Bankasi AS	1,166,697
1,528,298	Turkiye Sise ve Cam Fabrikalari AS	1,633,710
8,108,255	Turkiye Vakiflar Bankasi TAO – Class D	11,956,669
257,192	Yapi ve Kredi Bankasi AS *	272,077

	Total Turkey	113,692,632

	United Arab Emirates — 0.0%
1,376,648	Aldar Properties PJSC	826,483
1,645,562	DAMAC Properties Dubai Co PJSC	1,545,841
604,659	Dubai Investments PJSC	405,657
77,624	Emaar Properties PJSC	159,879
230,410	Emirates Telecommunications Group Co PJSC	1,030,102

	Total United Arab Emirates	3,967,962

	United Kingdom — 2.5%
540,918	3i Group Plc	6,597,653
685,595	AstraZeneca Plc	44,247,159
266,439	Aviva Plc	1,838,025
267,478	Berkeley Group Holdings Plc (The)	13,809,377
480,633	British American Tobacco Plc	30,564,562
61,720	Carillion Plc *	13,988
2,019,699	Centrica Plc	3,948,684
83,699	Cobham Plc *	143,941
222,475	Coca-Cola HBC AG *	7,129,816
14,043	Computacenter Plc	214,025
8,662	Crest Nicholson Holdings Plc	59,359
758,278	Debenhams Plc	403,782
89,362	EI Group Plc *	178,513
394,276	Electrocomponents Plc	3,366,075
38,966	Fenner Plc	203,572
949,504	Ferrexpo Plc	3,253,881
41,063	Galliford Try Plc	656,463
8,328	Games Workshop Group Plc	220,243
6,619	GlaxoSmithKline Plc	114,525
501,500	GlaxoSmithKline Plc Sponsored ADR	17,582,590
543,476	Inchcape Plc	5,481,093
287,772	Indivior Plc *	1,444,252
53,447	Intermediate Capital Group Plc	770,947
340,353	J Sainsbury Plc	1,068,687
44,052	Jupiter Fund Management Plc	357,027
520	Land Securities Group Plc (REIT)	6,569
79,348	McBride Plc *	241,953
133,250	Mondi Plc	3,183,763
51,237	Mondi Plc	1,215,652
23,615	Morgan Sindall Group Plc	437,978
667,152	Persimmon Plc	22,915,049

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — continued
197,350	QinetiQ Group Plc	577,259
273,246	Reckitt Benckiser Group Plc	23,984,844
71,503	RPS Group Plc	263,178
636,846	Sage Group Plc (The)	6,670,161
2,340,700	Sky Plc *	29,642,271
49,557	Smiths Group Plc	993,991
113,166	Spectris Plc	3,835,174
79,242	Stock Spirits Group Plc	283,706
210,771	Unilever Plc	11,889,217
4,804	Vedanta Resources Plc	45,030
114,931	Vesuvius Plc	871,443
9,939	WH Smith Plc	280,837
1,408,837	Wm Morrison Supermarkets Plc	4,122,803
5,111,500	Worldpay Group Plc	29,176,541

	Total United Kingdom	284,305,658

	United States — 7.0%
64,729	3M Co.	15,738,209
187,157	Abbott Laboratories	10,550,040
102,655	Accenture Plc – Class A	15,193,967
32,357	Alphabet, Inc. – Class C *	33,049,763
127,932	American Express Co.	12,500,236
28,877	Amphenol Corp. – Class A	2,615,967
21,030	Analog Devices, Inc.	1,810,893
33,466	Anthem, Inc.	7,863,171
173,343	Apple, Inc.	29,788,995
7,771	Automatic Data Processing, Inc. (a)	889,469
20,881	Becton Dickinson and Co.	4,765,253
231,600	CalAtlantic Group, Inc.	12,978,864
382,500	Capital Bank Financial Corp. – Class A	15,969,375
965,500	Cars.com, Inc. *	23,403,720
1,512,173	CenturyLink, Inc. (a)	22,062,604
346,171	Cisco Systems, Inc.	12,912,178
151,154	Coca-Cola Co. (The)	6,918,319
179,131	Cognizant Technology Solutions Corp. – Class A	12,947,589
20,775	Colgate-Palmolive Co. (a)	1,505,149
56,822	Costco Wholesale Corp.	10,479,681
40,352	CVS Health Corp.	3,090,963
110,000	DISH Network Corp. – Class A * (a)	5,571,500
36,536	Eli Lilly & Co.	3,092,407
98,200	Emerson Electric Co.	6,365,324
9,886	EnPro Industries, Inc.	853,854
28,098	Honeywell International, Inc.	4,382,164
19,860	Humana, Inc.	5,180,680
155,835	Johnson & Johnson	21,712,491
33	Knight-Swift Transportation Holdings, Inc.	1,408
37,724	Mastercard, Inc. – Class A	5,676,330
153,373	Medtronic Plc	12,596,525
419,525	Microsoft Corp.	35,311,419
28,035	Mondelez International, Inc. – Class A (a)	1,203,823

Shares	Description	Value ($)
	United States — continued
585,180	Monsanto Co.	69,250,201
503,613	NxStage Medical, Inc. *	12,937,818
554,761	Oracle Corp.	27,216,575
26,910	PepsiCo, Inc.	3,135,553
102,644	Pfizer, Inc.	3,721,871
101,189	Philip Morris International, Inc.	10,397,170
20,646	Pinnacle Foods, Inc. (a)	1,202,217
505,556	QUALCOMM, Inc. (a)	33,538,585
371,443	Rockwell Collins, Inc.	49,145,623
33	Sabra Health Care REIT, Inc.	635
98,507	Schlumberger Ltd.	6,191,165
428,900	Scripps Networks Interactive, Inc. – Class A	35,101,176
39,923	Stryker Corp.	6,227,988
82,242	Teradata Corp. *	3,126,018
63,772	Texas Instruments, Inc.	6,204,378
938,000	Time Warner, Inc. (a)	85,836,380
29,605	TJX Cos., Inc. (The)	2,236,658
11,021	T-Mobile US, Inc. * (a)	673,053
349,500	Tribune Media Co. – Class A	14,399,400
42,616	Twitter, Inc. * (a)	877,037
63,527	United Technologies Corp. (a)	7,715,354
100,755	UnitedHealth Group, Inc.	22,989,268
168,309	US Bancorp	9,282,241
75,902	VF Corp.	5,537,810
21,378	Walt Disney Co. (The) (a)	2,240,842
176,164	Wells Fargo & Co.	9,947,981
52,422	Williams Cos , Inc. (The) (a)	1,522,859
24,275	Zimmer Biomet Holdings, Inc.	2,842,603

	Total United States	792,480,789

	TOTAL COMMON STOCKS (COST $5,481,967,384)	6,066,818,990

	PREFERRED STOCKS (d) — 1.8%

	Brazil — 0.9%
518,122	Banco Bradesco SA *	5,164,496
594,400	Banco do Estado do Rio Grande do Sul SA Class B	2,360,974
1,070,850	Bradespar SA	8,278,839
486,500	Braskem SA – Class A	6,751,941
1,308,475	Centrais Eletricas Brasileiras SA – Class B *	8,523,691
3,911,727	Cia Energetica de Minas Gerais	7,874,793
70,900	Cia Paranaense de Energia – Class B	499,676
5,439	Companhia Energetica de Minas Gerais Sponsored ADR	11,095
997,760	Itau Unibanco Holding SA	12,573,982
832,500	Itau Unibanco Holding SA Sponsored ADR	10,447,875
8,939,576	Itausa – Investimentos Itau SA	28,332,354

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)
	Brazil — continued
2,158,400	Metalurgica Gerdau SA	3,342,882
2,544,800	Oi SA *	3,014,175

	Total Brazil	97,176,773

	Colombia — 0.0%
59,300	Bancolombia SA Sponsored ADR	2,289,573

	Germany — 0.1%
34,296	Bayerische Motoren Werke AG	2,970,224
3,025	Draegerwerk AG & Co KGaA	253,620
913	Henkel AG & Co KGaA	124,044
106,947	Porsche Automobil Holding SE	8,959,336

	Total Germany	12,307,224

	Russia — 0.0%
11,027	Bashneft PJSC	282,563
947,900	Sberbank of Russia PJSC	2,990,342
1,371,300	Surgutneftegas OJSC	666,811
562	Transneft PJSC	1,716,028

	Total Russia	5,655,744

	South Korea — 0.8%
38,952	Hyundai Motor Co	3,499,892
61,015	Hyundai Motor Co 2nd Preference	6,100,475
42,422	LG Electronics Inc	1,601,566
40,104	Samsung Electronics Co Ltd	77,777,561
5,446	Samsung Electronics Co Ltd GDR (Registered)	5,272,378

	Total South Korea	94,251,872

	TOTAL PREFERRED STOCKS (COST $163,435,463)	211,681,186

	RIGHTS/WARRANTS — 0.0%

	Australia — 0.0%
53,875	Pact Group Holdings Ltd * (e)	11,410

	Canada — 0.0%
449,600	Alignvest Acquisition II Corp *	212,577

	Thailand — 0.0%
174,750	Supalai Pcl *	103,266
753,450	Supalai Public Co Rights *	445,242

	Total Thailand	548,508

	United States — 0.0%
2,616,810	Media General, Inc. CVR * (e)	78,504
2,279,800	Safeway Casa Ley CVR * (e)	991,713
2,279,800	Safeway PDC, LLC CVR * (e)	34,197

	Total United States	1,104,414

	TOTAL RIGHTS/WARRANTS (COST $2,941,543)	1,876,909

Par Value†		Description	Value ($)
		DEBT OBLIGATIONS — 37.5%

		Australia — 0.0%
		Corporate Debt — 0.0%
	1,250,000	Crest Nicholsotd / BlueScope Steel Finance USA LLC, 144A, 6.50%, due 05/15/21	1,303,125
	750,000	Teekay Corp, 8.50%, due 01/15/20	753,750
	750,000	Virgin Australia Holdings Ltd, 144A, 8.50%, due 11/15/19	783,750

		Total Australia	2,840,625

		Brazil — 0.1%
		Corporate Debt — 0.1%
	7,544,000	Oi Brasil Holdings Cooperatief UA, Reg. S, 5.75%, due 02/10/22 (f)	2,719,612
EUR	20,750,000	Portugal Telecom International Finance BV, Reg. S, 5.88%, due 04/17/18 (f)	8,644,187
EUR	3,032,000	Portugal Telecom International Finance BV, Reg. S, 4.63%, due 05/08/20 (f)	1,299,181
EUR	3,714,000	Portugal Telecom International Finance BV, Reg. S, 4.50%, due 06/16/25 (f)	1,547,205
	4,956,000	Telemar Norte Leste SA, Reg. S, 5.50%, due 10/23/20 (e)	1,784,143

		Total Brazil	15,994,328

		Canada — 0.1%
		Corporate Debt — 0.1%
	500,000	Bellatrix Exploration Ltd, 144A, 8.50%, due 05/15/20	481,250
	500,000	Canbriam Energy Inc, 144A, 9.75%, due 11/15/19	508,750
	18,352,800	Nortel Networks Corp, Zero Coupon, due 07/15/11 (f)	1,284,696
	26,379,600	Nortel Networks Corp, 10.13%, due 07/15/13 (f)	1,912,521
	2,500,000	Teck Resources Ltd, 6.13%, due 10/01/35	2,812,500

		Total Canada	6,999,717

		Denmark — 0.2%
		Bank Loans — 0.2%
	6,287,911	O.W. Bunker & Trading A/S, Ancillary Revolver, 0.00% (e) (f)	5,784,878
	5,192,933	O.W. Bunker & Trading A/S, Term Loan A, 1.75%, due 12/31/18 (e) (f)	4,777,498
	9,059,369	O.W. Bunker & Trading A/S, Term Loan B, 2.25%, due 12/31/18 (e) (f)	8,334,620

		Total Denmark	18,896,996

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†		Description	Value ($)
		France — 0.0%
		Corporate Debt — 0.0%
	1,250,000	Credit Agricole SA, 144A, Variable Rate, 3 mo. LIBOR + 6.98%, 8.38%, due 4/13/66	1,375,000

		Germany — 0.0%
		Corporate Debt — 0.0%
	1,708,000	Deutsche Bank AG, 4.50%, due 04/01/25	1,732,600

		Hong Kong — 0.0%
		Corporate Debt — 0.0%
	750,000	Studio City Co Ltd, 144A, 5.88%, due 11/30/19	779,062

		Ireland — 0.0%
		Corporate Debt — 0.0%
	1,130,000	Park Aerospace Holdings Ltd, 144A, 5.50%, due 02/15/24	1,155,425

		Italy — 0.0%
		Corporate Debt — 0.0%
	2,000,000	Intesa Sanpaolo SPA, 144A, 5.02%, due 06/26/24	2,044,498
	1,000,000	Meccanica Holdings USA Inc, 144A, 6.25%, due 07/15/19	1,060,610

		Total Italy	3,105,108

		Japan — 2.2%
		Corporate Debt — 0.0%
	3,000,000	SoftBank Group Corp, 144A, 4.50%, due 04/15/20	3,071,100

		Foreign Government Obligations — 2.2%
JPY	6,775,000,000	Japan Treasury Discount Bill, Zero Coupon, due 12/18/17	60,201,213
JPY	3,945,000,000	Japan Treasury Discount Bill, Zero Coupon, due 01/10/18	35,058,990
JPY	4,437,000,000	Japan Treasury Discount Bill, Zero Coupon, due 01/22/18	39,434,283
JPY	10,350,000,000	Japan Treasury Discount Bill, Zero Coupon, due 02/13/18	92,001,012
JPY	2,040,000,000	Japan Treasury Discount Bill, Zero Coupon, due 02/26/18	18,135,382

			244,830,880

		Total Japan	247,901,980

		Luxembourg — 0.0%
		Corporate Debt — 0.0%
	500,000	Intelsat Jackson Holdings SA, 7.25%, due 10/15/20	472,500
	750,000	Coveris Holdings SA, 144A, 7.88%, due 11/01/19	751,875

		Total Luxembourg	1,224,375

Par Value†	Description	Value ($)
	Puerto Rico — 0.2%
	Municipal Obligations — 0.2%
14,697,940	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/44	9,112,723
26,571,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/47	16,341,165

	Total Puerto Rico	25,453,888

	Spain — 0.2%
	Bank Loans — 0.2%
11,187,065	Abengoa S.A., NM Term Loan A, 7.00%, due 03/31/21 (e)	11,998,127
3,022,690	Abengoa S.A., Term Loan Escrow, 14.00%, due 03/31/21 (e)	3,128,484

		15,126,611

	Corporate Debt — 0.0%
653,463	ABG Orphan Holdco S.a r.l., 144A, 14.00%, due 02/28/21	676,334
1,912,475	ABG Orphan Holdco S.a r.l., 144A, 14.00%, due 02/28/21	2,051,130

		2,727,464

	Total Spain	17,854,075

	United Kingdom — 0.1%
	Corporate Debt — 0.1%
2,750,000	Anglo American Capital Plc, 144A, 4.88%, due 05/14/25	2,892,742
2,000,000	Avon Products, Inc., 7.00%, due 03/15/23	1,641,250
760,000	Jaguar Land Rover Automotive Plc, 144A, 4.13%, due 12/15/18	771,271
1,130,000	Royal Bank of Scotland Group Plc, 5.13%, due 05/28/24	1,200,079
1,510,000	Virgin Media Secured Finance Plc, 144A, 5.25%, due 01/15/26	1,557,187

	Total United Kingdom	8,062,529

	United States — 34.4%
	Asset-Backed Securities — 3.4%
1,883,610	AccessLex Institute, Series 05-2, Class A3, Variable Rate, 3 mo. LIBOR + 0.18%, 1.63%, due 11/22/24	1,883,608
3,126,987	Acis CLO Ltd., Series 13-2A, Class C1R, 144A, Variable Rate, 3 mo. LIBOR + 1.30%, 2.66%, due 10/14/22	3,127,153
8,997,382	Acis CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 0.87%, 2.22%, due 04/18/24	9,002,519
1,131,640	AMMC CLO 21 Ltd., Series 17-21A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.85%, 2.24%, due 11/02/30	1,133,815

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
3,448,524	AMMC CLO XII Ltd., Series 13-12A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.06%, due 11/10/30	3,448,524
1,551,836	AMMC CLO XIII Ltd., Series 13-13A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.95%, 2.31%, due 07/24/29	1,557,436
2,979,846	AMMC CLO XIV Ltd., Series 14-14A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.95%, 2.32%, due 07/25/29	2,988,336
696,852	Anchorage Capital CLO 6 Ltd., Series 15-6A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.26%, due 07/15/30	698,232
982,740	Anchorage Capital CLO Ltd., Series 13-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.01%, due 10/13/30	982,732
3,583,637	Apidos CLO X, Series 12-10A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.42%, 2.80%, due 10/30/22	3,588,214
5,113,264	Apidos CLO XII, Series 13-12A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.10%, 2.46%, due 04/15/25	5,117,109
14,890,000	Apidos CLO XV, Series 13-15A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.10%, 2.46%, due 10/20/25	14,905,471
11,485,673	ARES XXVI CLO Ltd., Series 13-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.10%, 2.46%, due 04/15/25	11,487,809
2,376,444	Atlas Senior Loan Fund III Ltd., Series 13-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .60%, 2.02%, due 11/17/27	2,376,434
15,180,718	Atrium X, Series ATRM-10A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + .95%, 2.31%, due 07/16/25	15,213,949
1,075,058	Avery Point III CLO Ltd., Series 13-3A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.12%, 2.47%, due 01/18/25	1,078,572
5,295,304	Babson CLO Ltd., Series 13-IA, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.10%, 2.46%, due 04/20/25	5,295,298
1,414,550	Bain Capital Credit CLO, Series 17-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.11%, due 07/20/30	1,414,516
4,329,244	Ballyrock CLO LLC, Series 13-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.18%, 2.50%, due 05/20/25	4,338,578
1,287,240	Benefit Street Partners CLO III Ltd., Series 13-IIIA, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.85%, 2.21%, due 07/20/29	1,288,945
745,000	Black Diamond CLO Ltd., Series 17-IA, Class X, 144A, Variable Rate, 3 mo. LIBOR + 1.00%, 2.36%, due 04/24/29	746,995

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
4,050,080	BlueMountain CLO Ltd., Series 13-3A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 0.89%, 2.27%, due 10/29/25	4,050,384
2,829,100	BlueMountain CLO Ltd., Series 13-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.01%, due 10/22/30	2,829,080
17,932,572	Brookside Mill CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.15%, 2.50%, due 04/17/25	17,954,522
1,415,500	Carlyle US CLO Ltd., Series 17-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .80%, 2.13%, due 07/20/31	1,416,716
728,479	Catamaran CLO Ltd., Series 12-1A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.19%, 2.52%, due 12/20/23	730,369
1,131,640	Catamaran CLO Ltd., Series 14-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .60%, 1.96%, due 04/22/30	1,131,634
3,677,830	CBAM Ltd., Series 17-3A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .70%, 2.07%, due 10/17/29	3,677,720
2,829,100	CBAM Ltd., Series 17-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, due 07/20/30	2,830,831
5,658,200	CBAM Ltd., Series 17-4A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 1.00%, due 01/15/31	5,658,200
618,826	Cent CLO, Series 12-16A, Class A1AR, 144A, Variable Rate, 3 mo. LIBOR + 1.25%, 2.63%, due 08/01/24	619,045
2,325,453	Cent CLO, Series 13-17A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.30%, 2.68%, due 01/30/25	2,329,618
3,394,920	CIFC Funding II Ltd., Series 13-2A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.00%, due 10/18/30	3,394,896
1,668,800	CIFC Funding III Ltd., Series 17-3A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.12%, due 07/20/30	1,670,240
3,814,818	CIFC Funding IV Ltd., Series 17-4A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 2.13%, due 10/24/30	3,816,851
952,960	CVP Cascade CLO-1 Ltd., Series 13-CLO1, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.15%, 2.51%, due 01/16/26	953,136
3,156,680	Dryden 30 Senior Loan Fund, Series 13-30A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.02%, due 11/15/28	3,156,667
1,131,640	Dryden XXVIII Senior Loan Fund, Series 13-28A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 2.17%, due 08/15/30	1,131,966

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
353,455	Eastland CLO Ltd., Series 07-1A, Class A3, 144A, Variable Rate, 3 mo. LIBOR + 0.40%, 1.78%, due 05/01/22	353,189
1,980,370	Elevation CLO Ltd., Series 14-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.00%, due 10/15/29	1,980,356
1,301,386	Galaxy XV CLO Ltd., Series 13-15A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.01%, due 10/15/30	1,301,377
2,888,660	Goldentree Loan Management US CLO 2 Ltd., Series 17-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.17%, due 11/28/30	2,888,660
516,940	GoldenTree Loan Opportunities VII Ltd., Series 13-7A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.15%, 2.52%, due 04/25/25	516,935
1,738,155	Halcyon Loan Advisors Funding Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.15%, 2.51%, due 04/15/25	1,738,226
990,185	Highbridge Loan Management Ltd., Series 3A-2014, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.15%, due 07/18/29	991,047
1,131,640	Highbridge Loan Management Ltd., Series 13-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.01%, due 10/20/29	1,131,632
2,314,824	Higher Education Funding I, Series 05-1, Class A4, Variable Rate, 3 mo. LIBOR + 0.14%, 1.60%, due 02/25/30	2,314,828
10,132,000	Higher Education Funding I, Series 05-1, Class A5, Variable Rate, 3 mo. LIBOR + .16%, 1.62%, due 02/25/32	10,101,877
2,263,280	Jamestown CLO X Ltd., Series 17-10A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.37%, due 07/17/29	2,267,687
1,079,036	KeyCorp Student Loan Trust, Series 00-A, Class A2, Variable Rate, 3 mo. LIBOR + 0.32%, 1.78%, due 05/25/29	1,072,700
1,760,545	KeyCorp Student Loan Trust, Series 06-A, Class 2A4, Variable Rate, 3 mo. LIBOR + 0.31%, 1.64%, due 09/27/35	1,758,622
2,314,344	KeyCorp Student Loan Trust, Series 05-A, Class 2A4, Variable Rate, 3 mo. LIBOR + 0.34%, 1.67%, due 06/27/38	2,313,649
2,471,758	KeyCorp Student Loan Trust, Series 04-A, Class 2B, Variable Rate, 3 mo. LIBOR + 0.53%, 1.90%, due 01/27/42	2,472,070
1,563,450	KKR CLO Ltd., Series 9, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.95%, 2.31%, due 07/15/30	1,566,846

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
1,042,300	KKR CLO Ltd., Series 18, Class X, 144A, Variable Rate, 3 mo. LIBOR + 1.00%, 2.35%, due 07/18/30	1,042,716
21,121	LB-UBS Commercial Mortgage Trust, Series 06-C1, Class AJ, 5.28%, due 02/15/41	21,124
1,608,120	LCM XXV Ltd., Series 25-A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.95%, 2.26%, due 07/20/30	1,613,354
17,741,137	Montana Higher Education Student Assistance Corp., Series 05-1, Class B, Variable Rate, 3 mo. LIBOR + 0.12%, 1.45%, due 06/20/30	17,672,834
2,316,884	Mountain View CLO Ltd., Series 13-1A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 2.11%, due 10/12/30	2,316,865
893,400	MP CLO III Ltd., Series 13-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.01%, due 10/20/30	893,394
5,907,342	National Collegiate Student Loan Trust, Series 06-1, Class A4, Variable Rate, 1 mo. LIBOR + 0.25%, 1.58%, due 03/27/28	5,856,731
2,326,434	National Collegiate Student Loan Trust, Series 07-2, Class A2, Variable Rate, 1 mo. LIBOR + 0.13%, 1.46%, due 06/26/28	2,321,352
17,880,000	National Collegiate Student Loan Trust, Series 07-2, Class A3, Variable Rate, 1 mo. LIBOR + 0.23%, 1.56%, due 03/26/29	17,388,130
5,167,996	National Collegiate Student Loan Trust, Series 07-1, Class A3, Variable Rate, 1 mo. LIBOR + 0.24%, 1.57%, due 07/25/30	5,024,513
1,131,640	Neuberger Berman CLO XV, Series 13-15A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.01%, due 10/15/29	1,131,632
1,774,404	Neuberger Berman CLO XVII Ltd., Series 14-17A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 1.00%, 2.36%, due 04/22/29	1,779,131
1,808,333	Newcastle CDO V Ltd., Series 04-5A, Class 3, 144A, Variable Rate, 3 mo. LIBOR + .90%, 2.20%, due 12/24/39	1,802,769
14,207,279	NewMark Capital Funding CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 0.94%, 2.26%, due 06/02/25	14,210,078
4,290,239	NewMark Capital Funding CLO Ltd., Series 13-1A, Class A2, 144A, Variable Rate, 3 mo. LIBOR + 1.12%, 2.44%, due 06/02/25	4,292,788
447,000	Oaktree CLO Ltd., Series 14-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .90%, 2.31%, due 05/13/29	447,294

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
2,799,184	Ocean Trails CLO IV, Series 13-4A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.31%, due 08/13/25	2,801,463
1,358,880	Octagon Investment Partners XII Ltd., Series 12-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .88%, 2.24%, due 07/15/19	1,360,709
944,026	Octagon Investment Partners XV Ltd., Series 13-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.16%, due 07/19/30	945,172
3,533,406	OFSI Fund V Ltd., Series 13-5A, Class A1LA, 144A, Variable Rate, 3 mo. LIBOR + 0.93%, 2.28%, due 04/17/25	3,534,706
848,730	OFSI Fund V Ltd., Series 17-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.85%, 2.16%, due 08/16/29	850,141
3,687,965	OHA Credit Partners VIII Ltd., Series 13-8A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.12%, 2.48%, due 04/20/25	3,695,160
1,042,300	OHA Credit Partners XIV Ltd., Series 17-14A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 2.18%, due 01/21/30	1,042,300
2,489,608	OZLM Funding Ltd., Series 13-4A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.65%, 2.01%, due 10/22/30	2,489,591
1,261,183	OZLM XI Ltd., Series 15-11A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 2.13%, due 10/30/30	1,261,749
5,998,831	Palmer Square CLO Ltd., Series 13-1A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + .97%, 2.39%, due 05/15/25	6,010,703
15,172,710	SLM Private Credit Student Loan Trust, Series 07-A, Class A3, Variable Rate, 3 mo. LIBOR + .17%, 1.49%, due 12/15/26	15,164,807
2,101,583	SLM Private Education Loan Trust, Series 14-A, Class A2B, 144A, Variable Rate, 1 mo. LIBOR + 1.15%, 2.40%, due 01/15/26	2,118,977
1,989,154	SLM Private Education Loan Trust, Series 11-A, Class A2, 144A, 4.37%, due 04/17/28	2,017,052
4,889,876	SLM Private Education Loan Trust, Series 11-A, Class A3, 144A, Variable Rate, 1 mo. LIBOR + 2.50%, 3.75%, due 01/15/43	5,080,823
9,312,391	SLM Private Education Loan Trust, Series 10-A, Class 2A, 144A, Variable Rate, 1 mo. LIBOR + 3.25%, 4.50%, due 05/16/44	9,596,703
1,927,266	SLM Private Education Loan Trust, Series 12-C, Class A2, 144A, 3.31%, due 10/15/46	1,934,851

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
14,339,886	SLM Student Loan Trust, Series 07-6, Class A4, Variable Rate, 3 mo. LIBOR + .38%, 1.75%, due 10/25/24	14,345,180
5,516,700	SLM Student Loan Trust, Series 07-1, Class A5, Variable Rate, 3 mo. LIBOR + .09%, 1.46%, due 01/26/26	5,505,421
788,038	SMB Private Education Loan Trust, Series 16-B, Class A1, 144A, Variable Rate, 1 mo. LIBOR + 0.65%, 1.90%, due 11/15/23	788,970
6,002,296	SMB Private Education Loan Trust, Series 17-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + 0.45%, 1.70%, due 06/17/24	6,012,192
781,129	South Carolina Student Loan Corp., Series 08-1, Class A3, Variable Rate, 3 mo. LIBOR + 0.75%, 2.07%, due 03/02/20	782,394
2,113,087	South Carolina Student Loan Corp., Series 2005, Class A3, Variable Rate, 3 mo. LIBOR + .14%, 1.46%, due 12/01/23	2,112,559
3,489,266	Symphony CLO V Ltd., Series 07-5A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 0.75%, 2.11%, due 01/15/24	3,492,787
245,359	Symphony CLO VIII LP, Series 12-8A, Class AR, 144A, Variable Rate, 3 mo. LIBOR + 1.10%, 2.45%, due 01/09/23	245,781
1,608,120	TCI-Symphony CLO Ltd., Series 17-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.07%, due 07/15/30	1,609,690
990,185	Telos CLO, Series 13-3A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 1.00%, 2.35%, due 07/17/26	992,156
6,989,258	Telos CLO Ltd., Series 13-4A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.30%, 2.65%, due 07/17/24	6,998,742
566,200	THL Credit Wind River CLO Ltd., Series 17-2A, Class X, 144A, Variable Rate, 3 mo. LIBOR + .90%, 2.21%, due 07/20/30	567,327
2,036,952	THL Credit Wind River CLO Ltd., Series 17-4A, Class X, Variable Rate, 3 mo. LIBOR + 0.60%, 1.00%, due 11/20/30	2,036,952
2,953,071	Tryon Park CLO Ltd., Series 13-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + 1.12%, 2.48%, due 07/15/25	2,959,893
2,389,752	Velocity Commercial Capital Loan Trust, Series 15-1, Class AFL, 144A, Variable Rate, 1 mo. LIBOR + 2.43%, 3.76%, due 06/25/45	2,419,423
1,414,550	Venture XXIX CLO Ltd., Series 17-29A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 1.00%, 2.32%, due 09/07/30	1,414,720

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†	Description	Value ($)
	United States — continued
	Asset-Backed Securities — continued
1,697,460	Voya CLO Ltd., Series 17-3A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 2.12%, due 07/20/30	1,699,132
3,394,920	Voya CLO Ltd., Series 13-1A, Class XR, 144A, Variable Rate, 3 mo. LIBOR + 0.60%, 1.96%, due 10/15/30	3,394,896
3,146,153	Wasatch Ltd., Series 06-1A, Class A1B, 144A, Variable Rate, 3 mo. LIBOR + 0.24%, 1.65%, due 11/14/22	3,141,248
9,808,737	West CLO Ltd., Series 12-1A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.24%, 2.62%, due 10/30/23	9,821,675
585,398	WhiteHorse VI Ltd., Series 12-1A, Class A1R, 144A, Variable Rate, 3 mo. LIBOR + 1.20%, 2.58%, due 02/03/25	585,622
743,137	Ziggurat CLO Ltd., Series 14-1A, Class X, 144A, Variable Rate, 3 mo. LIBOR + 0.90%, 2.25%, due 04/17/29	744,251

		393,186,444

	Bank Loans — 0.3%
848,641	ABG Orphan Holdco S.a r.l., USD Facility 1A Escrow Tranche, 14.00%, due 10/10/25 (e)	878,344
13,872,900	iHeartCommunications, Inc., Term Loan D, 1.33% + 6.75%, due 01/30/19 (e)	10,023,170
22,935,389	Sears Roebuck Acceptance Corp., Term Loan, 1.35% + 4.50%, due 06/30/18 (a) (e)	22,906,720

		33,808,234

	Corporate Debt — 0.9%
750,000	ADT Corp. (The), 144A, 4.88%, due 07/15/32	711,405
1,500,000	Allegheny Technologies, Inc., 5.95%, due 01/15/21	1,537,500
500,000	Ally Financial, Inc., 8.00%, due 11/01/31	660,625
642,000	APX Group, Inc., 6.38%, due 12/01/19	650,828
1,250,000	Arconic, Inc., 6.15%, due 08/15/20	1,345,500
750,000	Arconic, Inc., 6.75%, due 01/15/28	879,420
500,000	Boxer Parent Co., Inc., 144A, 9.00%, due 10/15/19	501,875
380,000	Calpine Corp., 144A, 6.00%, due 01/15/22	391,400
2,270,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, due 09/30/22	2,332,425
1,500,000	CenturyLink, Inc., 5.80%, due 03/15/22 (a)	1,434,375
1,000,000	Cenveo Corp., 144A, 6.00%, due 08/01/19	665,000
750,000	CF Industries, Inc., 4.95%, due 06/01/43	706,875
1,890,000	Cheniere Corpus Christi Holdings LLC, 144A, 5.13%, due 06/30/27	1,953,787

Par Value†	Description	Value ($)
	United States — continued
	Corporate Debt — continued
1,000,000	CHS/Community Health Systems, Inc., 8.00%, due 11/15/19	896,250
250,000	Clean Harbors, Inc., 5.13%, due 06/01/21	253,125
750,000	Cleaver-Brooks, Inc., 144A, 8.75%, due 12/15/19	770,625
1,500,000	CNO Financial Group, Inc., 4.50%, due 05/30/20	1,541,250
750,000	CommScope Technologies LLC, 144A, 5.00%, due 03/15/27	755,618
750,000	Continental Resources, Inc., 5.00%, due 09/15/22	764,063
500,000	CSC Holdings LLC, 8.63%, due 02/15/19	528,750
1,500,000	DCP Midstream Operating LP, 144A, 6.75%, due 09/15/37	1,605,000
350,000	DJO Finance LLC / DJO Finance Corp., 10.75%, due 04/15/20	315,000
1,250,000	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 144A, 10.50%, due 07/01/19	1,228,125
750,000	Dynegy, Inc., 6.75%, due 11/01/19	776,250
1,000,000	Embarq Corp., 8.00%, due 06/01/36 (a)	950,000
2,750,000	EMC Corp., 3.38%, due 06/01/23	2,652,347
1,250,000	Ensco Plc, 5.20%, due 03/15/25	1,025,000
1,250,000	Ensco Plc, 5.75%, due 10/01/44	825,000
750,000	EP Energy LLC / Everest Acquisition Finance, Inc., 9.38%, due 05/01/20	555,000
250,000	Equinix, Inc., REIT, 5.38%, due 01/01/22	260,313
750,000	Equinix, Inc., REIT, 5.75%, due 01/01/25	801,562
1,250,000	Freeport-McMoRan, Inc., 3.88%, due 03/15/23	1,235,750
16,738,000	Fresh Market, Inc. (The), 144A, 9.75%, due 05/01/23	9,456,970
500,000	Frontier North, Inc., 6.73%, due 02/15/28	431,250
250,000	GenOn Energy, Inc., 9.50%, due 10/15/18 (f)	177,500
1,250,000	Genworth Holdings, Inc., 7.70%, due 06/15/20	1,262,500
750,000	Gibson Brands, Inc., 144A, 8.88%, due 08/01/18	624,375
1,130,000	HCA, Inc., 4.50%, due 02/15/27	1,145,820
500,000	Hexion, Inc., 6.63%, due 04/15/20	441,250
18,995,465	iHeartCommunications, Inc., 14.00%, due 02/01/21	1,472,149
7,078,500	iHeartCommunications, Inc., 9.00%, due 03/01/21	5,061,127
7,789,800	iHeartCommunications, Inc., 9.00%, due 09/15/22	5,608,656
250,000	Kindred Healthcare, Inc., 8.00%, due 01/15/20	251,875

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†	Description	Value ($)
	United States — continued
	Corporate Debt — continued
760,000	L Brands, Inc., 8.50%, due 06/15/19	825,550
1,130,000	Level 3 Financing, Inc., 5.63%, due 02/01/23 (a)	1,142,712
1,510,000	Levi Strauss & Co., 5.00%, due 05/01/25	1,573,239
1,000,000	Lexmark International, Inc., 6.63%, due 03/15/20	1,042,750
1,510,000	LifePoint Health, Inc., 5.88%, due 12/01/23	1,536,425
500,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC, 144A, 4.88%, due 04/15/20	482,500
750,000	McClatchy Co. (The), 6.88%, due 03/15/29	688,125
1,000,000	Murphy Oil Corp., 4.45%, due 12/01/22	1,001,250
1,250,000	Navient Corp., 5.50%, due 01/25/23	1,251,562
1,000,000	Noble Holding US LLC/Noble Drilling Services 6 LLC / Noble Drilling Holding LLC, 7.50%, due 03/15/19	1,025,000
1,140,000	Nuance Communications, Inc., 144A, 5.38%, due 08/15/20	1,155,960
750,000	Shearer’s Foods LLC / Chip Finance Corp., 144A, 9.00%, due 11/01/19	766,875
250,000	Spectrum Brands, Inc., 5.75%, due 07/15/25	262,500
1,000,000	Springleaf Finance Corp., 5.25%, due 12/15/19	1,030,000
750,000	Sprint Capital Corp., 6.90%, due 05/01/19	788,438
2,250,000	Sprint Capital Corp., 8.75%, due 03/15/32	2,598,052
500,000	Sprint Communications, Inc., 144A, 7.00%, due 03/01/20	535,625
1,000,000	Standard Industries, Inc., 144A, 5.38%, due 11/15/24	1,052,500
760,000	Steel Dynamics, Inc., 5.25%, due 04/15/23	783,028
1,500,000	Talen Energy Supply LLC, 4.60%, due 12/15/21	1,395,000
250,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 6.75%, due 03/15/24	268,750
500,000	Tenet Healthcare Corp., 5.50%, due 03/01/19	506,250
1,250,000	Transocean, Inc., 6.80%, due 03/15/38 (g)	996,875
1,209,000	TRU Taj LLC / TRU Taj Finance, Inc., 144A, 11.00%, due 01/22/19 (e)	1,245,270
18,210,000	TRU Taj LLC / TRU Taj Finance, Inc., 144A, 12.00%, due 08/15/21	17,026,350
500,000	Ultra Resources, Inc., 144A, 6.88%, due 04/15/22	504,750
500,000	Universal Hospital Services, Inc., 7.63%, due 08/15/20	501,400

Par Value†	Description	Value ($)
	United States — continued
	Corporate Debt — continued
250,000	USG Corp., 144A, 4.88%, due 06/01/27	261,250
2,000,000	Williams Cos., Inc. (The), 8.75%, due 03/15/32 (a)	2,620,000
1,500,000	Yum! Brands, Inc., 5.35%, due 11/01/43	1,443,750
750,000	Zachry Holdings, Inc., 144A, 7.50%, due 02/01/20	763,125

		104,518,376

	Mortgage Backed Securities — 0.2%
1,150,280	COMM Mortgage Trust, Series 04-LB2A, Class H, 144A, Variable Rate, 6.07%, due 03/10/39	1,192,452
1,164,849	GS Mortgage Securities Trust, Series 10-C1, Class A1, 144A, 3.68%, due 08/10/43	1,183,702
3,461,036	JP Morgan Chase Commercial Mortgage Securities Trust, Series 14-CBM, Class A, 144A, Variable Rate, 1 mo. LIBOR + .90%, 2.15%, due 10/15/29	3,461,033
7,926,767	JP Morgan Chase Commercial Mortgage Securities Trust, Series 14-FL6, Class A, 144A, Variable Rate, 1 mo. LIBOR + 1.40%, 2.65%, due 11/15/31	7,929,321
2,227,771	JPMBB Commercial Mortgage Securities Trust, Series 14-C25, Class A1, 1.52%, due 11/15/47	2,221,262
1,129,669	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 1.58%, due 02/25/30	1,103,921
560,396	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 05-2A, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + 0.25%, 1.58%, due 09/25/30	555,893
477,073	Nationslink Funding Corp. Commercial Loan Pass Through Certificate, Series 99-LTL1, Class D, 144A, 6.45%, due 01/22/26	490,739

		18,138,323

	U.S. Government — 28.6%
31,329,946	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/25 (h)	31,125,696
260,184,634	U.S. Treasury Inflation Indexed Bond, 0.63%, due 01/15/26 (h)	261,956,834
276,218,563	U.S. Treasury Inflation Indexed Bond, 0.13%, due 07/15/26 (h)	267,061,605
405,671,230	U.S. Treasury Inflation Indexed Bond, 0.38%, due 01/15/27 (h)	398,222,036

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†	Description	Value ($)
	United States — continued
	U.S. Government — continued
186,793,111	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/27 (h)	183,689,914
151,751,765	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (h)	168,689,938
134,431,525	U.S. Treasury Inflation Indexed Bond, 2.50%, due 01/15/29 (h)	161,024,436
35,000,000	U.S. Treasury Note, 0.75%, due 08/31/18	34,786,719
44,800,000	U.S. Treasury Note, 0.75%, due 10/31/18	44,432,500
22,750,000	U.S. Treasury Note, 1.00%, due 11/30/18	22,599,815
21,550,000	U.S. Treasury Note, USBM + 0.07%, 1.36%, due 04/30/19	21,575,109
265,000,000	U.S. Treasury Note, 1.25%, due 06/30/19	262,888,281
25,000,000	U.S. Treasury Note, 1.63%, due 06/30/19	24,943,360
205,000,000	U.S. Treasury Note, 1.38%, due 07/31/19 (i)	203,726,757
325,000,000	U.S. Treasury Note, 1.25%, due 08/31/19 (i)	322,054,687
165,000,000	U.S. Treasury Note, 1.38%, due 09/30/19	163,801,173
21,550,000	U.S. Treasury Note, USBM + 0.05%, 1.34%, due 10/31/19	21,553,241
375,000,000	U.S. Treasury Note, 1.50%, due 10/31/19	372,919,920
285,000,000	U.S. Treasury Note, 1.75%, due 11/30/19	284,777,344

		3,251,829,365

	U.S. Government Agency — 1.0%
28,000,000	Federal Home Loan Bank Discount Notes, Variable Rate, 3 mo. LIBOR – .22%, 1.18%, due 11/09/18	27,990,098
64,000,000	Federal Home Loan Bank Discount Notes, Variable Rate, 3 mo. LIBOR – .22%, 1.16%, due 02/01/19	63,958,554
634,052	Government National Mortgage Association, Series 12-H15, Class FA, Variable Rate, 1 mo. LIBOR + 0.45%, 1.68%, due 05/20/62	634,639
8,942,085	Government National Mortgage Association, Series 17-12H, Class FE, Variable Rate, 1 mo. LIBOR + .20%, 1.43%, due 06/20/66	8,931,126
3,799,482	Government National Mortgage Association, Series 17-H05, Class FJ, Variable Rate, 1 mo. LIBOR + 0.27%, 1.50%, due 01/20/67	3,797,861

Par Value† / Shares	Description	Value ($)
	United States — continued
	U.S. Government Agency — continued
5,244,397	Government National Mortgage Association, Series 17-H13, Class FJ, Variable Rate, 1 mo. LIBOR + 0.20%, 1.43%, due 05/20/67	5,243,455

		110,555,733

	Total United States	3,912,036,475

	TOTAL DEBT OBLIGATIONS (COST $4,296,061,846)	4,265,412,183

	MUTUAL FUNDS — 1.5%

	United States — 1.5%
2,386,083	Altaba, Inc.	167,168,975

	TOTAL MUTUAL FUNDS (COST $129,573,829)	167,168,975

	SHORT-TERM INVESTMENTS — 4.9%

	Money Market Funds — 0.1%
15,812,056	State Street Institutional Treasury Money Market Fund-Premier Class, 1.02% (j)	15,812,056

	Repurchase Agreements — 3.6%
205,356,602	Daiwa Capital Markets America Inc. Repurchase Agreement, dated 11/30/17, maturing on 12/01/17 with a maturity value of $205,362,592 and an effective yield of 1.05%, collateralized by a U.S. Treasury Note with maturity date 04/30/22 and a market value of $209,204,108.	205,356,602
199,999,321	Nomura Securities International Inc. Repurchase Agreement, dated 11/30/17, maturing on 12/01/17 with a maturity value of $200,005,099 and an effective yield of 1.04%, collateralized by a U.S. Treasury Note with maturity date 08/15/24 and a market value of $203,676,978.	199,999,321

		405,355,923

	U.S. Government — 0.6%
50,400,000	U.S. Treasury Bill, 1.33%, due 05/03/18 (k) (l)	50,118,327
17,500,000	U.S. Treasury Note, 0.75%, due 03/31/18	17,463,770

		67,582,097

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value†	Description	Value ($)
	U.S. Government Agency — 0.6%
8,000,000	Federal Home Loan Bank Discount Notes, Zero Coupon, due 12/15/17	7,996,392
3,400,000	Federal Home Loan Bank Discount Notes, Zero Coupon, due 01/17/18	3,394,451
28,000,000	Federal Home Loan Bank Discount Notes, Variable Rate, 1 mo. LIBOR—.16%, 1.08%, due 02/08/18	27,999,097
16,830,000	Federal Home Loan Bank Discount Notes, Zero Coupon, due 02/23/18	16,778,955

Par Value†	Description	Value ($)
	U.S. Government Agency — continued
8,000,000	Federal Home Loan Bank Discount Notes, Zero Coupon, due 02/28/18	7,974,288

	Total U.S. Government Agency	64,143,183

	TOTAL SHORT-TERM INVESTMENTS (COST $552,925,724)	552,893,259

Purchased Options — 0.2%

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount		Value ($)
Equity Options Call — 0.0%
Alibaba Group Holding Ltd (a)		170.00	01/19/18	447	USD	11,651,864	538,635

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount		Value ($)
Equity Options – Put — 0.2%
DISH Network Corp. (a)		62.50	12/15/17	1,100	USD	5,571,500	1,254,000
Twitter, Inc. (a)		15.00	12/15/17	2,000	USD	4,116,000	2,000
Automatic Data Processing, Inc. (a)		105.00	01/19/18	700	USD	7,968,800	31,500
CenturyLink, Inc. (a)		20.00	01/19/18	15,120	USD	22,060,080	8,164,800
Colgate-Palmolive Co. (a)		67.50	02/16/18	1,000	USD	7,245,000	70,000
T-Mobile US, Inc. (a)		52.50	02/16/18	1,000	USD	6,107,000	43,000
Williams Cos, Inc. (The) (a)		29.00	02/16/18	1,000	USD	2,875,000	99,000
Mondelez International, Inc. (a)		39.00	03/16/18	1,600	USD	6,870,400	76,800
Pinnacle Foods, Inc. (a)		52.50	03/16/18	700	USD	4,076,100	77,000
Time Warner, Inc. (a)		85.00	03/16/18	9,380	USD	85,836,380	2,054,220
Twitter, Inc. (a)		18.00	03/16/18	1,800	USD	3,704,400	144,000
Unilever NV (a)		55.00	03/16/18	1,200	USD	6,928,800	114,000
Walt Disney Co. (The) (a)		100.00	03/16/18	700	USD	7,278,600	149,800
Discovery Communications, Inc. (a)		17.50	04/20/18	3,279	USD	6,236,658	393,480
QUALCOMM, Inc. (a)		55.00	04/20/18	1,400	USD	9,287,600	119,000
Sears Holdings Corp. (a)		5.00	06/15/18	9,813	USD	4,003,704	2,433,624
Sears Holdings Corp. (a)		10.00	06/15/18	4,401	USD	1,795,608	2,618,595
Sears Holdings Corp. (a)		8.00	06/15/18	9,934	USD	4,053,072	4,470,300
United Technologies Corp. (a)		105.00	06/15/18	710	USD	8,622,950	106,500

Total Equity Options – Put							22,421,619

TOTAL PURCHASED OPTIONS (COST $21,268,491)							22,960,254

Shares / Par Value†	Description	Value ($)

	TOTAL INVESTMENTS — 99.2% (Cost $10,648,174,280)	11,288,811,756

Shares	Description	Value ($)
	SECURITIES SOLD SHORT — (2.5)%

	Common Stocks — (2.5)%
	China — (1.1)%
(723,781)	Alibaba Group Holding Ltd Sponsored ADR * (a)	(128,167,139)

	France — (0.2)%
(80,302)	LVMH Moet Hennessy Louis Vuitton SE	(23,392,886)

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares	Description	Value ($)

	Germany — (0.1)%
(41,883)	HOCHTIEF AG	(7,369,924)

	Japan — (0.2)%
(4,441,412)	Yahoo Japan Corp	(20,391,475)

	United States — (0.9)%
(150,687)	Discovery Communications, Inc. * (a)	(2,724,421)
(670,484)	First Horizon National Corp.	(13,000,685)
(4,129)	Lennar Corp. B Shares	(211,900)
	United States — continued
(200,675)	Lennar Corp. Class A	(12,598,377)
(163,807)	Praxair, Inc.	(25,213,173)
(80,388)	Sinclair Broadcast Group, Inc. – Class A	(2,737,211)
(5,300)	Sprouts Farmers Market, Inc. *	(123,914)
(78,739)	United Technologies Corp. (a)	(9,562,852)
(343,472)	Vantiv Inc – Class A *	(25,760,400)
(104,366)	WGL Holdings, Inc.	(8,823,102)

	Total United States	(100,756,035)

	TOTAL COMMON STOCKS (PROCEEDS $242,190,077)	(280,077,459)

Shares	Description	Value ($)
	EXCHANGE-TRADED FUNDS — 0.0%

	Mutual Funds — 0.0%
	United States — 0.0%
(4,800)	Vanguard Industrials ETF	(673,728)

	TOTAL EXCHANGE-TRADED FUNDS	(673,728)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $242,780,134)	(280,751,187)

	Other Assets and Liabilities (net) — 3.3%	367,494,720

	TOTAL NET ASSETS — 100.0%	$11,375,555,289

A summary of outstanding financial instruments at November 30, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
02/05/2018	JPM	AUD	11,600,000	USD	8,949,168	$177,829
02/05/2018	JPM	AUD	93,400,000	USD	71,598,198	973,798
12/05/2017	BCLY	BRL	50,442,495	USD	15,874,900	467,100
12/05/2017	BOA	BRL	4,763,443	USD	1,519,592	64,586
12/05/2017	MSCI	BRL	11,356,000	USD	3,559,840	91,117
02/02/2018	MSCI	BRL	66,561,938	USD	20,484,378	286,283
12/11/2017	BOA	CAD	8,992,000	USD	7,078,420	107,704
12/11/2017	JPM	CHF	110,568,590	USD	115,567,458	3,124,443
12/22/2017	JPM	EUR	55,095,000	USD	60,857,937	(4,799,512)
02/20/2018	JPM	EUR	20,309,586	USD	24,051,160	(243,952)
02/20/2018	MSCI	EUR	2,586,660	USD	3,068,879	(25,384)
02/21/2018	GS	EUR	5,260,000	USD	6,236,116	(56,468)
12/14/2017	JPM	GBP	16,680,000	USD	22,144,094	(421,134)
02/20/2018	JPM	GBP	28,229,401	USD	37,372,509	(911,644)
12/06/2017	GS	JPY	674,013,000	USD	6,000,000	10,714

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

Forward Currency Contracts — continued

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/18/2017	BOA	JPY	5,100,000,000	USD	45,620,356	$271,477
12/18/2017	MSCI	JPY	1,675,000,000	USD	15,003,728	109,733
01/10/2018	MSCI	JPY	3,945,000,000	USD	35,188,949	58,773
01/22/2018	MSCI	JPY	4,437,000,000	USD	39,369,696	(166,013)
02/13/2018	CITI	JPY	1,700,000,000	USD	15,051,582	(113,150)
02/13/2018	MSCI	JPY	8,650,000,000	USD	76,155,763	(1,005,960)
02/26/2018	CITI	JPY	2,040,000,000	USD	18,135,889	(73,664)
12/05/2017	MSCI	USD	20,629,765	BRL	66,561,938	(298,237)
12/06/2017	MSCI	USD	45,400,000	JPY	5,165,569,324	501,297
12/11/2017	JPM	USD	8,676,787	CHF	8,218,132	(319,336)
12/22/2017	JPM	USD	61,316,438	EUR	55,095,000	4,341,012
02/02/2018	BOA	USD	24,600,000	CAD	31,656,633	(39,712)
02/05/2018	BCLY	USD	51,700,000	NOK	419,756,939	(1,142,712)
02/05/2018	BCLY	USD	26,800,000	SEK	223,674,917	47,766
02/05/2018	JPM	USD	30,984,840	NZD	45,000,000	(254,344)

						$762,410

Reverse Repurchase Agreements (m)

Face Value	Description	Value
USD 1,046,104	Barclays Bank plc, 0.75%, dated 11/02/17, (collateral: Transocean, Inc., 6.80%, due 03/15/38), to be repurchased on demand at face value plus accrued interest.	$(1,046,104)

	Average balance outstanding	$(39,730,368)
	Average interest rate	(0.92)%
	Maximum balance outstanding	$(350,686,829)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Buys
1,900	Mini MSCI Emerging Markets	December 2017	$106,400,000	$1,405,331
119	U.S. Treasury Note 10 Yr. (CBT)	March 2018	14,761,578	(100,407)
60	U.S. Treasury Note 2 Yr. (CBT)	March 2018	12,864,375	(12,269)
335	U.S. Treasury Note 5 Yr. (CBT)	March 2018	38,975,156	(154,887)

			$173,001,109	$1,137,768

Sales
56	U.S. Long Bond (CBT)	March 2018	$8,496,250	$85,663

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Written Options

Equity Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount		Value ($)
Equity Options – Calls
NXP Semiconductors NV (a)	110.00	12/15/2017	Call 1,302	USD	14,763,378	(507,780)
NXP Semiconductors NV (a)	115.00	12/15/2017	Call 3,965	USD	44,959,135	(317,200)

		TOTAL WRITTEN EQUITY OPTIONS – CALLS				(824,980)

Equity Options – Puts
Sears Holdings Corp. (a)	10.00	12/15/2017	Put 4,400	USD	1,795,200	(2,728,000)

		TOTAL WRITTEN EQUITY OPTIONS – PUTS				(2,728,000)

		TOTAL WRITTEN EQUITY OPTIONS (Premiums $ 3,435,358)				(3,552,980)

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

Credit Default Swap Options

Description	Counterparty	Exercise Rate	Expiration Date	Principal/ Notional Amount		Pay/Receive Floating Rate	Value ($)
Written Options on Credit Default Swaps – Puts
CDX.NA.HYS.29.V1-5Y	BCLY	107.50%	12/20/2017	USD	50,000,000	Pay	$(135,162)

		TOTAL WRITTEN OPTIONS ON CREDIT DEFAULT SWAPS – PUTS (Premiums $230,000)					(135,162)

Swap Contracts

Centrally Cleared Credit Default Swaps

Reference Entity	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received)	Value ($)	Net Unrealized Appreciation/ (Depreciation)
Buy Protection^:
CDX.NA.HYS.29.V1-5Y	USD	22,350,000	5.00%	3.15%	N/A	12/20/2022	Quarterly	$(1,738,093)	$(1,765,449)	$(27,356)
Sell Protection^:
CDX.NA.HYS.29.V1-5Y	USD	76,970,000	5.00%	3.32%	N/A	12/20/2022	Quarterly	5,776,598	6,079,937	303,339

								$4,038,505	$4,314,488	$275,983

OTC Credit Default Swaps

Reference Entity	Counterparty	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received)	Value ($)	Net Unrealized Appreciation/ (Depreciation)
Buy Protection^:
Sears Roebuck Acceptance Corp.	BCLY	USD	5,600,000	5.00%	42.96%	N/A	12/20/2017	Quarterly	$784,000	$116,742	$(667,258)
Sears Roebuck Acceptance Corp.	GS	USD	17,458,000	5.00%	52.69%	N/A	12/20/2018	Quarterly	4,459,624	6,054,678	1,595,054
Sears Roebuck Acceptance Corp.	GS	USD	6,000,000	0.00%	35.27%	N/A	12/20/2018	At Maturity	—	(362,941)	(362,941)
Sears Roebuck Acceptance Corp.	MSCI	USD	3,000,000	0.00%	1.55%	N/A	06/20/2021	Quarterly	—	(260,849)	(260,849)
Sears Roebuck Acceptance Corp.	MSCI	USD	3,000,000	0.00%	1.45%	N/A	12/20/2021	At Maturity	—	(266,516)	(266,516)
Sears Roebuck Acceptance Corp.	GS	USD	780,000	5.00%	38.92%	N/A	06/20/2022	Quarterly	397,800	393,366	(4,434)
MetLife, Inc.	BCLY	USD	8,770,000	1.00%	0.51%	N/A	12/20/2022	Quarterly	(194,252)	(205,235)	(10,983)
MetLife, Inc.	GS	USD	8,803,000	1.00%	0.51%	N/A	12/20/2022	Quarterly	(190,105)	(206,008)	(15,903)
MetLife, Inc.	JPM	USD	42,390,000	1.00%	0.51%	N/A	12/20/2022	Quarterly	(875,202)	(992,010)	(116,808)
Prudential Financial	BCLY	USD	15,229,000	1.00%	0.53%	N/A	12/20/2022	Quarterly	(329,679)	(342,528)	(12,849)
Prudential Financial	GS	USD	30,260,000	1.00%	0.53%	N/A	12/20/2022	Quarterly	(638,354)	(680,603)	(42,249)
Prudential Financial	JPM	USD	14,474,000	1.00%	0.53%	N/A	12/20/2022	Quarterly	(298,836)	(325,547)	(26,711)

									$3,114,996	$2,922,549	$(192,447)

^	Buy Protection - Fund pays a premium and buys credit protection.If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Sell Protection - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of November 30, 2017, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

Centrally Cleared Interest Rate Swaps

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received)	Value ($)	Net Unrealized Appreciation/ (Depreciation)
3 Month NZD Bank Bill Rate	2.72%	NZD	129,963,000	12/20/2022	Quarterly	$—	$476,372	$476,372
3 Month NZD Bank Bill Rate	2.72%	NZD	54,684,000	12/20/2022	Quarterly	—	205,694	205,694
3 Month NZD Bank Bill Rate	2.73%	NZD	129,963,000	12/20/2022	Quarterly	—	509,661	509,661
3 Month NZD Bank Bill Rate	2.69%	NZD	129,963,000	12/20/2022	Quarterly	—	364,023	364,023
3 Month NZD Bank Bill Rate	2.67%	NZD	32,040,000	12/20/2022	Quarterly	—	69,227	69,227
3 Month CAD LIBOR	2.28%	CAD	16,934,000	12/15/2027	Quarterly	—	37,456	37,456
2.22%	3 Month CAD LIBOR	CAD	39,121,000	12/15/2027	Quarterly	—	72,809	72,809
6 Month CHF LIBOR	0.35%	CHF	13,015,000	12/15/2027	Semi-Annual	—	98,478	98,478
0.29%	6 Month CHF LIBOR	CHF	7,485,000	12/15/2027	Semi-Annual	—	(12,493)	(12,493)
0.31%	6 Month CHF LIBOR	CHF	37,600,000	12/15/2027	Semi-Annual	—	(141,814)	(141,814)
0.31%	6 Month CHF LIBOR	CHF	9,534,000	12/15/2027	Semi-Annual	—	(32,536)	(32,536)
0.31%	6 Month CHF LIBOR	CHF	18,700,000	12/15/2027	Semi-Annual	—	(65,735)	(65,735)
6 Month CHF LIBOR	0.25%	CHF	8,455,000	12/15/2027	Semi-Annual	—	(22,743)	(22,743)
6 Month EURIBOR	0.90%	EUR	127,230,000	12/15/2027	Semi-Annual	—	914,337	914,337
0.94%	6 Month EURIBOR	EUR	20,279,000	12/15/2027	Semi-Annual	—	(245,288)	(245,288)
6 Month EURIBOR	0.82%	EUR	18,644,000	12/15/2027	Semi-Annual	—	(33,814)	(33,814)
1.33%	6 Month GBP LIBOR	GBP	53,300,000	12/15/2027	Semi-Annual	—	460,409	460,409
1.38%	6 Month GBP LIBOR	GBP	53,065,000	12/15/2027	Semi-Annual	—	67,779	67,779
6 Month GBP LIBOR	1.42%	GBP	26,822,000	12/15/2027	Semi-Annual	—	82,482	82,482
1.71%	6 Month GBP LIBOR	GBP	67,238,000	12/15/2027	Semi-Annual	—	(222,300)	(222,300)
1.46%	6 Month GBP LIBOR	GBP	159,340,000	12/15/2027	Semi-Annual	—	(1,316,105)	(1,316,105)
1.44%	6 Month GBP LIBOR	GBP	25,749,000	12/15/2027	Semi-Annual	—	(159,940)	(159,940)
1.43%	6 Month GBP LIBOR	GBP	26,143,000	12/15/2027	Semi-Annual	—	(128,921)	(128,921)
6 Month GBP LIBOR	1.37%	GBP	10,101,000	12/15/2027	Semi-Annual	—	(30,358)	(30,358)
6 Month GBP LIBOR	1.33%	GBP	23,267,000	12/15/2027	Semi-Annual	—	(192,046)	(192,046)
6 Month GBP LIBOR	1.40%	GBP	21,695,000	12/15/2027	Semi-Annual	—	7,005	7,005
3 Month NZD Bank Bill Rate	3.15%	NZD	111,813,000	12/15/2027	Quarterly	—	385,409	385,409
3 Month NZD Bank Bill Rate	3.22%	NZD	26,011,000	12/15/2027	Quarterly	—	188,169	188,169
3 Month SEK STIBOR	1.22%	SEK	557,400,000	12/15/2027	Quarterly	—	581,559	581,559
3 Month SEK STIBOR	1.34%	SEK	159,407,000	12/15/2027	Quarterly	—	393,584	393,584
3 Month SEK STIBOR	1.17%	SEK	177,390,000	12/15/2027	Quarterly	—	83,100	83,100
3 Month SEK STIBOR	1.16%	SEK	177,390,000	12/15/2027	Quarterly	—	52,506	52,506
3 Month SEK STIBOR	1.22%	SEK	185,646,000	12/15/2027	Quarterly	—	183,020	183,020
3 Month SEK STIBOR	1.19%	SEK	109,771,000	12/15/2027	Quarterly	—	79,190	79,190
1.30%	3 Month SEK STIBOR	SEK	183,662,000	12/15/2027	Quarterly	—	(349,998)	(349,998)
1.20%	3 Month SEK STIBOR	SEK	176,073,000	12/15/2027	Quarterly	—	(142,204)	(142,204)
3 Month USD LIBOR	2.36%	USD	9,109,000	12/15/2027	Quarterly	—	(41,856)	(41,856)
6 Month AUD BBSW	2.82%	AUD	18,943,000	12/20/2027	Semi-Annual	—	145,082	145,082
2.99%	6 Month AUD BBSW	AUD	26,772,000	12/20/2027	Semi-Annual	(40,740)	(513,935)	(473,195)
2.98%	6 Month AUD BBSW	AUD	40,998,000	12/20/2027	Semi-Annual	—	(767,551)	(767,551)
2.78%	6 Month AUD BBSW	AUD	46,738,000	12/20/2027	Semi-Annual	—	(250,111)	(250,111)
2.72%	6 Month AUD BBSW	AUD	23,505,000	12/20/2027	Semi-Annual	—	(30,465)	(30,465)
2.71%	6 Month AUD BBSW	AUD	57,063,000	12/20/2027	Semi-Annual	—	(34,264)	(34,264)
3 Month NZD Bank Bill Rate	3.13%	NZD	32,153,000	12/20/2027	Quarterly	—	58,493	58,493

						$(40,740)	$781,367	$822,107

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

OTC Total Return Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received)	Value ($)	Net Unrealized Appreciation/ (Depreciation)
Depreciation of Total Return on High Yield Growth ETF+ (1 month USD LIBOR rate minus 1.60%)	Appreciation of Total Return on High Yield Growth ETF	CITI	USD	10,446,000	12/15/2017	At Maturity	$—	$89,122	$89,122
Depreciation of Total Return on High Yield Growth ETF+ (1 month USD LIBOR rate minus 1.20%)	Appreciation of Total Return on High Yield Growth ETF	CITI	USD	26,920,673	12/15/2017	At Maturity	—	88,670	88,670

							$—	$177,792	$177,792

As of November 30, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

CAD LIBOR - London Interbank Offered Rate denominated in Canadian Dollar.

CDO - Collateralized Debt Obligation

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CLO - Collateralized Loan Obligation

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

CVA - Certificaaten van aandelen (Share Certificates)

CVR - Contingent Value Right

ETF - Exchange-Traded Fund

EURIBOR - Euro Interbank Offered Rate

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

GDR - Global Depositary Receipt

LIBOR - London Interbank Offered Rate

NVDR - Non-Voting Depositary Receipt

NZD Bank Bill Rate - Bank Bill Rate denominated in New Zealand Dollar.

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

USBM - U.S. Treasury 3 Month Bill Money Market Yield.

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

The rates shown on variable rate notes are the current interest rates at November 30, 2017, which are subject to change based on the terms of the security.

*	Non-income producing security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	All or a portion of this investment is held in connection with one or more holdings within the Fund.
(b)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs.

(c)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(d)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(e)	Investment valued using significant unobservable inputs.

(f)	Security is in default.

(g)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

(h)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(i)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on securities sold short, OTC swap contracts, forward currency contracts, and/or written options, if any.

(j)	The rate disclosed is the 7 day net yield as of November 30, 2017.

(k)	All or a portion of this security or derivative is owned by GMO Implementation SPC Ltd., which is a 100% owned subsidiary of GMO Implementation Fund.

(l)	The rate shown represents yield-to-maturity.

(m)	Reverse repurchase agreements have an open maturity date and can be closed by either party on demand.

Counterparty Abbreviations:

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

CITI - Citibank N.A.

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

SSB - State Street Bank and Trust Company

Currency Abbreviations:

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

THB - Thai Baht

USD - United States Dollar

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
1,917,376	GMO Emerging Markets Fund, Class VI	66,187,830
25,053,085	GMO International Equity Fund, Class IV	605,282,523

	TOTAL MUTUAL FUNDS (COST $634,018,495)	671,470,353

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
309,477	State Street Eurodollar Time Deposit, 0.12%, due 12/01/17	309,477

	TOTAL SHORT-TERM INVESTMENTS (COST $309,477)	309,477

	TOTAL INVESTMENTS — 100.0% (Cost $634,327,972)	671,779,830
	Other Assets and Liabilities (net) — (0.0%)	(69,309)

	TOTAL NET ASSETS — 100.0%	$671,710,521

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
10,792,519	GMO Emerging Markets Fund, Class VI	372,557,769
29,097,647	GMO International Equity Fund, Class IV	702,999,142

	TOTAL MUTUAL FUNDS (COST $998,586,392)	1,075,556,911

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
398,305	State Street Eurodollar Time Deposit, 0.12%, due 12/01/17	398,305

	TOTAL SHORT-TERM INVESTMENTS (COST $398,305)	398,305

	TOTAL INVESTMENTS — 100.0% (Cost $998,984,697)	1,075,955,216
	Other Assets and Liabilities (net) — (0.0%)	(75,627)

	TOTAL NET ASSETS — 100.0%	$1,075,879,589

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

GMO SGM Major Markets Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Par Value / Shares†	Description	Value ($)
	DEBT OBLIGATIONS — 17.4%

	U.S. Government — 13.5%
25,500,000	U.S. Treasury Note, 0.75%, due 08/31/18	25,344,609
61,000,000	U.S. Treasury Note, 1.38%, due 09/30/18	60,876,094
61,500,000	U.S. Treasury Note, 0.75%, due 10/31/18 (a)	60,995,508
52,750,000	U.S. Treasury Note, USBM + 0.07%, 1.36%, due 04/30/19 (a)	52,811,461

	Total U.S. Government	200,027,672

	U.S. Government Agency — 3.9%
29,000,000	Federal Home Loan Banks, Variable Rate, 3 mo. LIBOR + 0.25%, 1.11%, due 10/18/18	28,981,673
9,000,000	Federal Home Loan Banks, Variable Rate, 3 mo. LIBOR + 0.23%, 1.18%, due 02/13/19	8,995,150
19,500,000	Federal Home Loan Banks, Variable Rate, 3 mo. LIBOR + 0.19%, 1.23%, due 05/10/19	19,482,821

	Total U.S. Government Agency	57,459,644

	TOTAL DEBT OBLIGATIONS (COST $257,880,951)	257,487,316

	MUTUAL FUNDS — 52.0%

	Affiliated Issuers — 52.0%
30,857,011	GMO U.S. Treasury Fund	770,808,129

	TOTAL MUTUAL FUNDS (COST $771,675,552)	770,808,129

	SHORT-TERM INVESTMENTS — 31.3%

	Money Market Funds — 1.0%
6,582,428	SSgA USD Liquidity Fund-Class S2 Shares (b)	6,582,428
8,633,424	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 1.00% (c)	8,633,424

	Total Money Market Funds	15,215,852

	U.S. Government — 25.9%
55,500,000	U.S. Treasury Bill, 1.09%, due 12/28/17 (b) (d)	55,453,484
25,000,000	U.S. Treasury Bill, 1.09%, due 01/04/18 (b) (d)	24,973,969
49,500,000	U.S. Treasury Bill, 1.26%, due 03/01/18 (b) (d)	49,345,467
10,000,000	U.S. Treasury Bill, 1.28%, due 03/15/18 (b) (d)	9,963,456
12,700,000	U.S. Treasury Bill, 1.30%, due 04/05/18 (b) (d)	12,643,114
43,000,000	U.S. Treasury Bill, 1.30%, due 04/26/18 (b) (d)	42,776,346
50,000,000	U.S. Treasury Note, 0.75%, due 02/28/18 (b)	49,931,500
36,000,000	U.S. Treasury Note, 0.75%, due 03/31/18	35,925,469

Par Value†	Description	Value ($)
	U.S. Government — continued
14,000,000	U.S. Treasury Note, 2.88%, due 03/31/18 (b)	14,067,265
37,000,000	U.S. Treasury Note, 1.13%, due 06/15/18	36,934,961
11,000,000	U.S. Treasury Note, 1.38%, due 07/31/18 (b)	10,989,258
41,000,000	U.S. Treasury Note, 1.00%, due 09/15/18 (a) (b)	40,801,406

	Total U.S. Government	383,805,695

	U.S. Government Agency — 4.4%
25,000,000	Federal Home Loan Bank Discount Notes, Zero Coupon, due 02/16/18	24,930,475
40,000,000	Federal Home Loan Bank Discount Notes, Zero Coupon, due 02/21/18	39,881,560

	Total U.S. Government Agency	64,812,035

	TOTAL SHORT-TERM INVESTMENTS (COST $464,087,034)	463,833,582

	TOTAL INVESTMENTS — 100.7% (Cost $1,493,643,537)	1,492,129,027
	Other Assets and Liabilities (net) — (0.7%)	(10,011,523)

	TOTAL NET ASSETS — 100.0%	$1,482,117,504

A summary of outstanding financial instruments at November 30, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
01/16/2018	DB	AUD	18,436,213	USD	14,013,987	$72,064
01/16/2018	MSCI	AUD	72,128,943	USD	55,891,882	1,346,180
01/16/2018	SSB	AUD	7,253,040	USD	5,576,350	91,420
01/16/2018	UBS	AUD	6,723,828	USD	5,067,682	(17,044)
12/11/2017	JPM	CAD	2,832,513	USD	2,210,874	15,074
12/11/2017	MSCI	CAD	9,825,000	USD	7,725,928	109,461
12/11/2017	SSB	CAD	18,455,000	USD	14,477,599	171,043
01/23/2018	MSCI	CHF	57,450,292	USD	58,867,961	220,416
01/23/2018	SSB	CHF	67,678,887	USD	69,172,053	82,749
01/23/2018	JPM	EUR	13,525,000	USD	15,918,851	(233,765)
01/23/2018	SSB	EUR	16,040,000	USD	18,858,684	(297,543)
01/23/2018	UBS	EUR	1,850,000	USD	2,198,011	(11,404)
01/24/2018	SSB	GBP	28,765,530	USD	38,198,610	(780,914)
12/04/2017	DB	JPY	577,591,770	USD	5,156,977	24,881
12/04/2017	JPM	JPY	201,000,000	USD	1,769,704	(16,248)
12/04/2017	MSCI	JPY	2,225,300,000	USD	19,718,724	(53,812)
12/04/2017	SSB	JPY	1,268,000,000	USD	11,221,609	(44,996)
12/13/2017	MSCI	NZD	3,189,154	USD	2,168,146	(11,324)
01/16/2018	JPM	NZD	37,841,721	USD	26,539,683	690,717
01/16/2018	MSCI	NZD	3,838,356	USD	2,622,726	817
01/16/2018	UBS	NZD	8,800,000	USD	6,012,354	1,240
12/04/2017	SSB	USD	37,900,246	JPY	4,271,891,770	56,943
12/11/2017	MSCI	USD	24,769,857	CAD	31,112,513	(651,031)

GMO SGM Major Markets Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

Forward Currency Contracts — continued

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/11/2017	SSB	USD	110,684,298	JPY	12,456,964,320	$29,413
01/11/2018	DB	USD	115,747,954	JPY	13,000,000,000	22,809
01/16/2018	UBS	USD	31,272,961	NZD	44,240,835	(1,052,882)
01/23/2018	MSCI	USD	58,039,266	EUR	48,862,416	316,065
01/24/2018	JPM	USD	3,819,314	GBP	2,860,000	56,208
01/24/2018	SSB	USD	3,162,112	GBP	2,350,000	22,321
01/31/2018	JPM	USD	43,024,836	JPY	4,889,579,015	563,649
02/05/2018	DB	USD	5,175,183	JPY	577,591,770	(24,882)

						$697,625

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Buys
2,477	Australian Government Bond 10 Yr.	December 2017	$245,664,688	$4,024,057
302	Crude Oil (b)	December 2017	17,334,800	81,945
7,479	Euro STOXX 50	December 2017	318,849,902	8,704,650
3,390	FTSE 100 Index	December 2017	336,643,389	(581,047)
91	Gold 100 OZ (b)	February 2018	11,617,970	(31,912)
156	Hang Seng Index	December 2017	29,390,526	(275,375)
3,762	Mini MSCI Emerging Markets	December 2017	210,672,000	3,534,042
415	MSCI Singapore	December 2017	11,996,483	84,157

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
855	MSCI Taiwan Index	December 2017	$33,653,308	$(1,003,060)
19	S&P TSX 60 Index	December 2017	2,805,682	227,086
374	SPI 200	December 2017	42,750,164	2,148,608
42	TOPIX	December 2017	6,790,176	330,256

			$1,268,169,088	$17,243,407

Sales
3,702	Corn (b)	March 2018	$65,849,325	$(247,362)
1,110	FTSE/JSE TOP 40	December 2017	43,535,254	(2,581,733)
220	Japanese Government Bond 10 Yr. (OSE)	December 2017	296,719,626	102,435
2,479	S&P 500 E-Mini	December 2017	328,207,205	(21,328,749)
2,702	UK Gilt Long Bond	March 2018	452,074,700	2,665,505

			$1,186,386,110	$(21,389,904)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of November 30, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

LIBOR - London Interbank Offered Rate

USBM - U.S. Treasury 3 Month Bill Money Market Yield.

The rates shown on variable rate notes are the current interest rates at November 30, 2017, which are subject to change based on the terms of the security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.
(b)	All or a portion of this security or derivative is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO SGM Major Markets Fund.

(c)	The rate disclosed is the 7 day net yield as of November 30, 2017.

(d)	The rate shown represents yield-to-maturity.

Counterparty Abbreviations:

DB - Deutsche Bank AG

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

SSB - State Street Bank and Trust Company

UBS - UBS Securities LLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NZD - New Zealand Dollar

USD - United States Dollar

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares / Par Value†	Description	Value ($)
	COMMON STOCKS — 79.4%

	Canada — 0.0%
6,000,000	Jagercor Energy Corp *	93,013

	Germany — 3.7%
605,000	Brenntag AG	37,694,458

	Netherlands — 3.7%
660,000	InterXion Holding NV *	38,101,800

	Romania — 2.1%
7,200,000	Societatea Energetica Electrica SA	21,666,294

	United Kingdom — 7.1%
1,550,000	Metro Bank Plc *	72,345,970

	United States — 62.8%
1,770,000	Ally Financial, Inc.	47,542,200
260,000	Berkshire Hathaway, Inc. – Class B *	50,182,600
790,000	Cimpress NV *	96,222,000
530,000	CommerceHub, Inc. – Series A *	12,115,800
1,270,000	CommerceHub, Inc. – Series C *	27,254,200
133,000	Credit Acceptance Corp. *	40,285,700
1,840,000	General Motors Co.	79,285,600
1,337,544	Interactive Brokers Group, Inc. – Class A	76,320,261
875,000	Liberty Global Plc LiLAC – Class A *	18,200,000
1,675,000	Liberty Global Plc LiLAC – Class C *	34,756,250
80,000	National Beverage Corp.	8,729,600
900,000	Shake Shack, Inc. – Class A *	36,990,000
1,620,000	Wayfair, Inc. – Class A *	113,383,800

	Total United States	641,268,011

	TOTAL COMMON STOCKS (COST $600,912,760)	811,169,546

	SHORT-TERM INVESTMENTS — 19.8%

	Money Market Funds — 1.0%
10,037,949	State Street Institutional Treasury Money Market Fund-Premier Class, 1.02% (a) (b)	10,037,949

	U.S. Government — 18.8%
3,900,000	U.S. Treasury Bill, 0.84%, due 12/07/17 (b) (c) (d)	3,899,369
49,000,000	U.S. Treasury Bill, 1.09%, due 12/28/17 (d)	48,958,932
30,000,000	U.S. Treasury Bill, 1.09%, due 01/04/18 (d)	29,968,762
20,000,000	U.S. Treasury Bill, 1.19%, due 02/08/18 (d)	19,954,575
23,000,000	U.S. Treasury Bill, 1.26%, due 03/01/18 (d)	22,928,197

Par Value†	Description	Value ($)
	U.S. Government — continued
10,000,000	U.S. Treasury Bill, 1.30%, due 04/05/18 (d)	9,955,208
20,000,000	U.S. Treasury Bill, 1.31%, due 04/19/18 (d)	19,900,190
27,000,000	U.S. Treasury Bill, 1.33%, due 05/03/18 (c) (d)	26,849,104
10,000,000	U.S. Treasury Note, 1.00%, due 12/15/17	9,999,368

	Total U.S. Government	192,413,705

	TOTAL SHORT-TERM INVESTMENTS (COST $202,479,487)	202,451,654

	TOTAL INVESTMENTS — 99.2% (Cost $803,392,247)	1,013,621,200
	Other Assets and Liabilities (net) — 0.8%	8,544,793

	TOTAL NET ASSETS — 100.0%	$1,022,165,993

A summary of outstanding financial instruments at November 30, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
01/26/2018	BOA	RON	88,600,000	USD	22,678,059	$(11,533)

Futures Contracts (b)

Number of Contracts +	Type	Expiration Date	Notional Amount	Value/Net Unrealized Appreciation (Depreciation)
Buys
25	Natural Gas	December 2019	$193,000	$(67,937)
25	Natural Gas	January 2020	191,375	(69,562)
25	Natural Gas	February 2020	188,000	(72,938)
25	Natural Gas	March 2020	169,437	(91,500)
25	Natural Gas	April 2020	168,000	(92,937)
25	Natural Gas	May 2020	169,688	(91,250)
25	Natural Gas	June 2020	171,562	(89,375)
25	Natural Gas	July 2020	172,500	(88,438)
25	Natural Gas	August 2020	172,500	(88,438)
25	Natural Gas	September 2020	174,375	(86,563)
25	Natural Gas	October 2020	178,750	(82,187)
25	Natural Gas	November 2020	188,438	(72,500)

			$2,137,625	$(993,625)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of November 30, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

November 30, 2017 (Unaudited)

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2017.

(b)	All or a portion of this security or derivative is owned by GMO Special Opportunities SPC Ltd., which is a 100% owned subsidiary of GMO Special Opportunities Fund.

(c)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(d)	The rate shown represents yield-to-maturity.

Counterparty Abbreviations:

BOA - Bank of America, N.A.

Currency Abbreviations:

RON - Romanian Leu

USD - United States Dollar

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2017 (Unaudited)

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 92.1%

	Affiliated Issuers — 92.1%
6,639,077	GMO Core Plus Bond Fund, Class IV	144,466,305
1,954,942	GMO Emerging Country Debt Fund, Class IV	58,804,650
12,811,439	GMO Emerging Markets Fund, Class VI	442,250,871
21,776,434	GMO International Equity Fund, Class IV	526,118,652
2,509,906	GMO Opportunistic Income Fund, Class VI	67,139,995
7,661,428	GMO Quality Fund, Class VI	199,886,655
12,200,431	GMO U.S. Equity Allocation Fund, Class VI	199,111,031
5,600,740	GMO U.S. Treasury Fund	139,906,492

	TOTAL MUTUAL FUNDS (COST $1,614,618,237)	1,777,684,651

	DEBT OBLIGATIONS — 7.9%

	U.S. Government — 7.9%
3,102,943	U.S. Treasury Inflation Indexed Bond, 0.13%, due 07/15/26 (a)	3,000,077
2,712,745	U.S. Treasury Inflation Indexed Bond, 0.63%, due 01/15/26 (a)	2,731,222
8,104,601	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29 (a)	10,918,520
13,283,514	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/25 (a)	13,196,915
29,651,357	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (a)	32,960,972
38,722,726	U.S. Treasury Inflation Indexed Bond, 0.38%, due 01/15/27 (a)	38,011,675
26,936,189	U.S. Treasury Inflation Indexed Bond, 2.50%, due 01/15/29 (a)	32,264,639
19,500,491	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/27 (a)	19,176,529

	TOTAL DEBT OBLIGATIONS (COST $151,652,744)	152,260,549

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
295,470	State Street Institutional Treasury Money Market Fund-Premier Class, 1.02%(b)	295,470

	TOTAL SHORT-TERM INVESTMENTS (COST $295,470)	295,470

	TOTAL INVESTMENTS — 100.0% (Cost $1,766,566,451)	1,930,240,670
	Other Assets and Liabilities (net) — 0.00%	498,004

	TOTAL NET ASSETS — 100.0%	$1,930,738,674

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(b)	The rate disclosed is the 7 day net yield as of November 30, 2017.

Each Fund has elected to be treated or intends to elect to be treated and intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund intends to distribute its net investment income, if any, and its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes. As of November 30, 2017, the approximate total cost, aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of total investments (including total securities sold short, if any), and the net unrealized appreciation (depreciation) of outstanding financial instruments for U.S. federal income tax purposes were as follows:

	Total Investments				Outstanding Financial Instruments

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Alpha Only Fund	197,059,257	37,697,178	(2,833,016)	34,864,162	(13,797,957)
Benchmark-Free Allocation Fund	12,593,798,172	879,558,530	(63,507,475)	816,051,055	—
Benchmark-Free Fund	3,964,420,587	440,871,801	(28,235,050)	412,636,751	(164,233)
Global Asset Allocation Fund	2,440,757,848	108,646,640	(50,252,522)	58,394,118	—
Global Developed Equity Allocation Fund	449,792,107	50,351,047	—	50,351,047	—
Global Equity Allocation Fund	2,363,742,729	139,211,617	(9,318,425)	129,893,192	—
Consolidated Implementation Fund	10,460,176,677	792,282,438	(244,398,546)	547,883,892	(618,866)
International Developed Equity Allocation Fund	700,120,735	—	(28,340,905)	(28,340,905)	—
International Equity Allocation Fund	1,051,858,089	24,097,127	—	24,097,127	—
Consolidated SGM Major Markets Fund	1,497,760,542	56,809,320	(62,440,835)	(5,631,515)	(3,448,872)
Consolidated Special Opportunities Fund	810,292,786	242,780,223	(39,451,809)	203,328,414	(1,005,158)
Strategic Opportunities Allocation Fund	1,786,777,925	144,177,188	(714,443)	143,462,745	—
Investments in affiliated companies and other Funds of the Trust

An affiliated company for the purposes of this disclosure is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities, if any, or investment in other funds of GMO Trust (“underlying funds”). A summary of the Funds’ transactions involving companies or underlying funds that are or were affiliates during the period ended November 30, 2017 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
Alpha Only Fund
GMO U.S. Treasury Fund	$10,595,373	$94,921,687	$98,360,000	$91,671	$—	$(6,689)	$(2,857)	$7,147,514

Benchmark-Free Allocation Fund
GMO Emerging Country Debt Fund, Class IV	$621,136,921	$11,175,276	$314,846,407	$10,009,044	$—	$2,483,159	$15,054,509	$335,003,458
GMO Implementation Fund	10,761,426,169	710,465,428	1,390,645,771	57,498,405	—	91,097,305	684,405,134	10,856,748,265
GMO Opportunistic Income Fund, Class VI	682,798,759	20,681,054	186,802,160	2,864,543	—	9,731,958	10,271,446	536,681,057
GMO SGM Major Markets Fund, Class VI	1,030,173,520	36,177,924	77,147,054	—	8,279,258	4,766,425	5,730,567	999,701,382
GMO Special Opportunities Fund, Class VI	674,447,572	49,210,235	189,969,330	467,665	14,437,655	27,682,145	112,555,826	673,926,448

Totals	$13,769,982,941	$827,709,917	$2,159,410,722	$70,839,657	$22,716,913	$135,760,992	$828,017,482	$13,402,060,610

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
Benchmark-Free Fund
GMO Emerging Country Debt Fund, Class IV	$254,330,557	$3,854,061	$131,486,483	$3,854,061	$—	$(1,580,502)	$8,450,418	$133,568,051
GMO Emerging Markets Fund, Class VI	544,118,916	2,301,164	94,097,000	2,301,164	—	6,309,834	72,619,414	531,252,328
GMO Opportunistic Income Fund, Class VI	265,783,934	1,097,016	58,981,954	1,097,016	—	7,165,883	722,406	215,787,285
GMO SGM Major Markets Fund, Class VI	190,362,136	1,485,192	8,750,000	—	1,485,192	716,773	1,225,205	185,039,306
GMO Special Opportunities Fund, Class VI	284,598,267	5,950,539	41,845,000	186,702	5,763,837	1,852,272	55,342,442	305,898,520
GMO U.S. Treasury Fund	36,502,880	147,120,412	183,637,659	132,598	—	3,810	10,557	—

Totals	$1,575,696,690	$161,808,384	$518,798,096	$7,571,541	$7,249,029	$14,468,070	$138,370,442	$1,371,545,490

Global Asset Allocation Fund
GMO Alpha Only Fund, Class IV	$73,411,864	$4,801,178	$6,856,144	$267,060	$—	$(774,187)	$3,072,663	$73,655,374
GMO Asset Allocation Bond Fund, Class VI	436,734,200	26,189,113	68,103,852	—	—	(9,589,285)	13,001,134	398,231,310
GMO Core Plus Bond Fund, Class IV	122,418,980	136,232,908	14,709,049	240,941	—	329,878	4,060,152	248,332,869
GMO Emerging Country Debt Fund, Class IV	98,805,388	2,284,457	49,097,488	1,704,244	—	1,408,483	1,529,484	54,930,324
GMO Emerging Markets Fund, Class VI	363,494,869	105,916,183	55,762,583	1,566,930	—	1,703,046	56,739,872	472,091,387
GMO International Equity Fund, Class IV	507,593,996	17,533,523	84,273,398	2,809,279	—	(11,807,088)	99,177,942	528,224,975
GMO Opportunistic Income Fund, Class VI	97,727,559	1,394,378	51,965,198	365,408	—	2,589,432	(384,894)	49,361,277
GMO Quality Fund, Class VI	202,013,212	8,989,009	58,103,923	562,649	1,526,275	7,188,373	24,755,232	184,841,903
GMO Risk Premium Fund, Class VI	64,139,050	6,087,104	8,466,424	—	4,642,926	689,565	(251,573)	62,197,722
GMO SGM Major Markets Fund, Class VI	73,002,358	4,894,672	4,595,235	—	559,665	(63,249)	820,204	74,058,750
GMO U.S. Equity Allocation Fund, Class VI	201,264,975	15,885,843	47,422,863	518,478	8,506,832	(1,643,582)	16,424,195	184,508,568
GMO U.S. Treasury Fund	183,086,818	76,642,141	91,335,139	1,329,583	—	(72,418)	(63,015)	168,258,387

Totals	$2,423,693,269	$406,850,509	$540,691,296	$9,364,572	$15,235,698	$(10,041,032)	$218,881,396	$2,498,692,846

Global Developed Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$98,541,837	$310,736	$61,012,504	$310,736	$—	$2,402,789	$8,931,752	$49,174,610
GMO International Equity Fund, Class IV	456,476,089	4,232,747	293,624,678	1,861,785	—	(48,247,750)	110,381,727	229,218,135
GMO Quality Fund, Class VI	219,104,022	1,978,725	135,605,030	449,837	1,220,254	15,966,702	9,952,970	111,397,389
GMO U.S. Equity Allocation Fund, Class VI	217,844,350	7,161,345	122,523,296	411,398	6,749,947	(5,870,993)	13,521,379	110,132,785

Totals	$991,966,298	$13,683,553	$612,765,508	$3,033,756	$7,970,201	$(35,749,252)	$142,787,828	$499,922,919

Global Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$504,513,964	$91,247,082	$38,192,441	$2,300,666	$—	$982,678	79,596,590	$638,147,873
GMO International Equity Fund, Class IV	885,286,898	41,127,705	107,809,051	5,132,625	—	(22,581,025)	178,971,050	974,995,577
GMO Quality Fund, Class VI	399,709,400	28,438,780	58,466,945	1,181,973	3,206,292	7,721,112	62,858,174	440,260,521
GMO U.S. Equity Allocation Fund, Class VI	416,646,309	55,950,069	68,871,765	1,117,234	18,330,813	(1,708,688)	37,361,498	439,377,423

Totals	$2,206,156,571	$216,763,636	$273,340,202	$9,732,498	$21,537,105	$(15,585,923)	$358,787,312	$2,492,781,394

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
International Developed Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$59,768,161	$3,748,921	$6,666,972	$277,705	$—	$108,798	$9,228,922	$66,187,830
GMO International Equity Fund, Class IV	541,876,427	6,007,360	40,330,333	3,227,427	—	(4,451,549)	102,180,618	605,282,523

Totals	$601,644,588	$9,756,281	$46,997,305	$3,505,132	$—	$(4,342,751)	$111,409,540	$671,470,353

International Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$356,432,437	$32,349,571	$69,274,479	$1,515,315	$—	$(1,358,352)	$54,408,592	$372,557,769
GMO International Equity Fund, Class IV	729,124,865	6,796,597	153,466,894	3,974,469	—	(3,922,494)	124,467,068	702,999,142

Totals	$1,085,557,302	$39,146,168	$222,741,373	$5,489,784	$—	$(5,280,846)	$178,875,660	$1,075,556,911

Consolidated SGM Major Markets Fund
GMO U.S. Treasury Fund	$834,716,360	$74,742,100	$138,000,000	$5,742,100	$—	$(47,817)	$(602,514)	$770,808,129

Consolidated Special Opportunities Fund
Jagercor Energy Corp	$90,348	$—	$—	$—	$—	$—	$2,665	$—	#

Strategic Opportunities Allocation Fund
GMO Core Plus Bond Fund, Class IV	$56,400,656	$100,932,549	$15,664,807	$175,499	$—	470,411	2,327,496	$144,466,305
GMO Emerging Country Debt Fund, Class IV	84,932,626	1,477,542	30,265,628	1,477,542	—	(400,363)	3,060,473	58,804,650
GMO Emerging Markets Fund, Class VI	390,569,250	57,446,142	67,101,909	1,772,250	—	3,557,073	57,780,315	442,250,871
GMO International Equity Fund, Class IV	573,398,898	3,255,868	145,529,616	3,255,868	—	(1,169,651)	96,163,153	526,118,652
GMO Opportunistic Income Fund, Class VI	83,844,202	444,589	19,945,152	444,589	—	2,282,825	513,531	67,139,995
GMO Quality Fund, Class VI	207,645,291	2,206,227	43,705,742	594,244	1,611,983	5,566,799	28,174,080	199,886,655
GMO U.S. Equity Allocation Fund, Class VI	204,598,363	9,389,229	30,623,278	539,384	8,849,845	(1,306,955)	17,053,672	199,111,031
GMO U.S. Treasury Fund	303,051,065	19,022,906	181,978,441	1,455,824	—	(157,589)	(31,449)	139,906,492

Totals	$1,904,440,351	$194,175,052	$534,814,573	$9,715,200	$10,461,828	$8,842,550	$205,041,271	$1,777,684,651

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2017 through November 30, 2017. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2018.
#	No longer an affiliate as of November 31, 2017.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon the sale of those securities.

Basis of presentation and principles of consolidation: Implementation Fund, Special Opportunities Fund and SGM Major Markets Fund

Implementation Fund, Special Opportunities Fund and SGM Major Markets Fund include the accounts of their wholly-owned subsidiaries Implementation SPC Ltd., Special Opportunities SPC Ltd. and Alternative Asset SPC Ltd. (each a “wholly-owned subsidiary”), respectively, and the accompanying schedules of investments have been consolidated for those accounts. The consolidated schedules of investments include all of the assets and liabilities of each wholly-owned subsidiary.

Portfolio valuation

Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. Direct investments held by the Funds and underlying funds are valued as follows: Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended November 30, 2017, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, if any, that were valued using fair value inputs obtained from that independent pricing service as of November 30, 2017. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below and are described in the disclosures of the underlying funds.

Typically, the Funds and the underlying funds value fixed income securities at the most recent price supplied by a specific relevant pricing source determined by GMO. Although GMO normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another source) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by the Funds and the underlying funds. See the table below for information about securities for which no alternative pricing source was available.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees, fair valued using inputs obtained from an independent pricing service, or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of November 30, 2017 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)	Single source; No alternative pricing source was available
Alpha Only Fund	—	44%	—
Benchmark-Free Allocation Fund	< 1%	35%	2%
Benchmark-Free Fund	< 1%	41%	2%
Global Asset Allocation Fund	< 1%	39%	< 1%
Global Developed Equity Allocation Fund	< 1%	55%	—
Global Equity Allocation Fund	< 1%	62%	—
Consolidated Implementation Fund	< 1%	43%	2%
International Developed Equity Allocation Fund	< 1%	96%	—
International Equity Allocation Fund	< 1%	93%	—
Consolidated SGM Major Markets Fund	—	< 1%	—
Consolidated Special Opportunities Fund	—	13%	—
Strategic Opportunities Allocation Fund	< 1%	48%	< 1%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). Other than Funds with investments valued using unadjusted prices supplied by a third-party pricing source (e.g., broker quotes) or as disclosed in the Asset and Liability Valuation Inputs table below, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings at November 30, 2017.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using vendor prices or broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) and derivatives even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index; certain securities that are valued using a price from a comparable security related to the same issuer; and certain recently acquired equity securities that have yet to begin trading that are valued at cost.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of November 30, 2017:

Description	Level 1	Level 2	Level 3		Total
Alpha Only Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$1,086,685	$—		$1,086,685
Austria	—	404,125	—		404,125
Belgium	—	39,106	—		39,106
Brazil	—	1,941,023	—		1,941,023
Chile	—	75,559	—		75,559
China	41,865	19,540,459	—		19,582,324
Colombia	112,744	—	—		112,744
Czech Republic	—	242,400	—		242,400
Denmark	—	23,377	—		23,377
Egypt	—	8,893	—		8,893
Finland	—	127,516	—		127,516
France	—	4,702,489	—		4,702,489
Germany	—	4,880,293	—		4,880,293
Greece	—	48,464	—		48,464
Hong Kong	—	726,565	—		726,565
Hungary	—	97,618	—		97,618
India	—	7,911,714	—		7,911,714
Indonesia	—	521,782	—		521,782
Ireland	—	6,387	—		6,387
Israel	34,080	74,749	—		108,829
Italy	—	1,246,364	—		1,246,364
Japan	—	8,484,695	—		8,484,695
Malaysia	—	610,843	0	§	610,843
Mexico	2,429,314	—	—		2,429,314
Netherlands	15,591	1,138,352	—		1,153,943
New Zealand	—	33,910	—		33,910
Norway	—	619,633	—		619,633
Peru	777,895	—	—		777,895
Philippines	—	252,806	—		252,806
Poland	—	1,607,869	—		1,607,869
Qatar	—	114,900	—		114,900
Russia	—	169,448	—		169,448
Singapore	—	123,178	—		123,178
South Africa	—	4,168,913	—		4,168,913
South Korea	74,088	7,335,215	—		7,409,303
Spain	—	1,189,954	—		1,189,954
Sweden	—	1,376,713	—		1,376,713
Switzerland	—	4,629,503	—		4,629,503
Taiwan	2,341,588	9,164,797	—		11,506,385
Thailand	—	513,024	—		513,024
Turkey	—	2,414,517	—		2,414,517
United Arab Emirates	—	171,349	—		171,349
United Kingdom	24,542	10,687,253	—		10,711,795
United States	104,127,764	—	—		104,127,764

TOTAL COMMON STOCKS	109,979,471	98,512,440	0§		208,491,911

Description	Level 1	Level 2	Level 3		Total
Alpha Only Fund (continued)
Asset Valuation Inputs (continued)
Preferred Stocks
Brazil	$190,760	$2,035,444	$—		$2,226,204
Colombia	37,554	—	—		37,554
Germany	—	352,542	—		352,542
Russia	—	13,345	—		13,345
South Korea	—	812,821	—		812,821

TOTAL PREFERRED STOCKS	228,314	3,214,152	—		3,442,466

Mutual Funds
United States	7,147,514	—	—		7,147,514

TOTAL MUTUAL FUNDS	7,147,514	—	—		7,147,514

Short-Term Investments	12,841,528	—	—		12,841,528

Total Investments	130,196,827	101,726,592	0	§	231,923,419

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	300,460	—		300,460

Total	$130,196,827	$102,027,052	$0	§	232,223,879

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(378,490)	$—		$(378,490)

Total Forward Currency Contracts	—	(378,490)	—		(378,490)

Futures Contracts
Equity Risk	(13,719,927)	—	—		(13,719,927)

Total	$(13,719,927)	$(378,490)	$—		$(14,098,417)

Benchmark-Free Allocation Fund
Asset Valuation Inputs
Mutual Funds	$13,402,060,610	$—	$—		$13,402,060,610
Short-Term Investments	7,788,617	—	—		7,788,617

Total Investments	13,409,849,227	—	—		13,409,849,227

Total	$13,409,849,227	$—	$—		$13,409,849,227

Benchmark-Free Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$20,777,300	$—		$20,777,300
Austria	—	8,144,592	—		8,144,592
Belgium	—	821,618	—		821,618
Brazil	9,811,054	22,955,795	—		32,766,849
Canada	35,813,011	—	—		35,813,011
Chile	—	88,921	—		88,921
China	18,959,443	201,523,134	—		220,482,577
Colombia	3,989,884	—	—		3,989,884
Czech Republic	—	2,256,071	—		2,256,071
Denmark	—	491,618	—		491,618
Egypt	—	21,715	—		21,715
Finland	—	5,912,891	—		5,912,891
France	4,494,594	69,352,411	—		73,847,005
Germany	—	80,318,196	—		80,318,196
Greece	—	1,457,769	—		1,457,769
Hong Kong	—	33,072,887	—		33,072,887
Hungary	—	3,788,128	—		3,788,128
India	41,503	77,084,464	—		77,125,967
Indonesia	52,836	2,818,152	—		2,870,988
Israel	133,722	469,336	—		603,058

Description	Level 1	Level 2	Level 3	Total
Benchmark-Free Fund (continued)
Asset Valuation Inputs (continued)
Italy	$9,358,830	$13,835,764	$—	$23,194,594
Japan	—	163,917,588	—	163,917,588
Malaysia	—	626,354	—	626,354
Mexico	23,417,821	—	—	23,417,821
Netherlands	276,660	27,259,287	1,659,691	29,195,638
New Zealand	—	1,545,333	—	1,545,333
Norway	—	10,670,087	—	10,670,087
Peru	527,575	—	—	527,575
Philippines	—	314,073	—	314,073
Poland	—	10,159,991	—	10,159,991
Portugal	—	370,498	—	370,498
Qatar	—	119,774	—	119,774
Russia	5,190,260	13,513,785	—	18,704,045
Singapore	—	5,919,707	—	5,919,707
South Africa	14,430	56,318,229	—	56,332,659
South Korea	1,628,528	79,893,675	31,847	81,554,050
Spain	—	20,614,946	—	20,614,946
Sweden	—	22,092,772	—	22,092,772
Switzerland	164,800	32,899,954	—	33,064,754
Taiwan	5,767,423	93,946,264	—	99,713,687
Thailand	—	32,916,290	—	32,916,290
Turkey	—	28,132,536	—	28,132,536
United Arab Emirates	—	502,178	—	502,178
United Kingdom	3,134,364	81,123,849	—	84,258,213
United States	154,951,273	—	—	154,951,273

TOTAL COMMON STOCKS	277,728,011	1,228,047,932	1,691,538	1,507,467,481

Mutual Funds
United States	1,371,545,490	—	—	1,371,545,490

TOTAL MUTUAL FUNDS	1,371,545,490	—	—	1,371,545,490

Preferred Stocks
Brazil	5,636,205	25,982,303	—	31,618,508
Colombia	164,708	—	—	164,708
Germany	—	4,770,241	—	4,770,241
Russia	—	321,546	—	321,546
South Korea	—	21,631,414	—	21,631,414

TOTAL PREFERRED STOCKS	5,800,913	52,705,504	—	58,506,417

Rights/Warrants
Australia	—	—	3,997	3,997
Thailand	72,715	—	—	72,715

TOTAL RIGHTS/WARRANTS	72,715	—	3,997	76,712

Debt Obligations
Japan	—	75,101,588	—	75,101,588
United States	451,260,765	709,677,888	—	1,160,938,653

TOTAL DEBT OBLIGATIONS	451,260,765	784,779,476	—	1,236,040,241

Short-Term Investments	24,770,051	178,650,946	—	203,420,997

Total Investments	2,131,177,945	2,244,183,858	1,695,535	4,377,057,338

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	122,964	—	122,964
Futures Contracts
Equity Risk	88,568	—	—	88,568

Total	$2,131,266,513	$2,244,306,822	$1,695,535	$4,377,268,870

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(375,765)	$—	$(375,765)

Description	Level 1	Level 2	Level 3	Total
Global Asset Allocation Fund
Asset Valuation Inputs
Mutual Funds	$2,498,692,846	$—	$—	$2,498,692,846
Debt Obligations
Asset-Backed Securities	—	69,281	—	69,281

TOTAL DEBT OBLIGATIONS	—	69,281	—	69,281

Short-Term Investments	389,839	—	—	389,839

Total Investments	2,499,082,685	69,281	—	2,499,151,966

Total	$2,499,082,685	$69,281	$—	$2,499,151,966

Global Developed Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$499,922,919	$—	$—	$499,922,919
Short-Term Investments	220,235	—	—	220,235

Total Investments	500,143,154	—	—	500,143,154

Total	$500,143,154	$—	$—	$500,143,154

Global Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$2,492,781,394	$—	$—	$2,492,781,394
Short-Term Investments	854,527	—	—	854,527

Total Investments	2,493,635,921	—	—	2,493,635,921

Total	$2,493,635,921	$—	$—	$2,493,635,921

Consolidated Implementation Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$56,240,170	$—	$56,240,170
Austria	—	25,888,798	—	25,888,798
Belgium	—	1,486,218	—	1,486,218
Brazil	6,271,070	81,610,381	—	87,881,451
Canada	104,149,837	—	—	104,149,837
Chile	—	1,699,311	—	1,699,311
China	60,855,817	798,356,822	—	859,212,639
Colombia	13,041,358	—	—	13,041,358
Czech Republic	—	16,654,937	—	16,654,937
Denmark	—	2,123,465	—	2,123,465
Egypt	—	504,804	—	504,804
Finland	—	13,743,741	—	13,743,741
France	11,965,980	224,510,936	—	236,476,916
Germany	—	242,819,254	—	242,819,254
Greece	—	14,708,413	—	14,708,413
Hong Kong	—	87,365,852	—	87,365,852
Hungary	—	8,613,964	—	8,613,964
India	17,154,471	246,376,986	—	263,531,457
Indonesia	1,283,604	22,846,933	—	24,130,537
Ireland	—	59,136	—	59,136
Israel	1,016,566	1,995,576	—	3,012,142
Italy	25,729,070	51,827,668	—	77,556,738
Japan	—	437,689,101	—	437,689,101
Malaysia	—	1,353,561	—	1,353,561
Mexico	57,846,816	—	—	57,846,816
Netherlands	76,378,984	70,397,185	—	146,776,169
New Zealand	—	2,430,649	—	2,430,649
Norway	—	26,019,773	—	26,019,773
Peru	8,061,346	—	—	8,061,346
Philippines	—	3,292,593	—	3,292,593
Poland	—	44,143,777	—	44,143,777
Portugal	—	1,403,124	—	1,403,124
Qatar	—	3,175,874	—	3,175,874

Description	Level 1	Level 2	Level 3	Total
Consolidated Implementation Fund (continued)
Asset Valuation Inputs (continued)
Russia	$50,755,133	$184,520,017	$—	$235,275,150
Singapore	—	9,930,432	—	9,930,432
South Africa	503,274	179,721,670	—	180,224,944
South Korea	6,457,888	467,142,329	780,118	474,380,335
Spain	27,444,498	83,083,203	—	110,527,701
Sweden	—	55,855,458	—	55,855,458
Switzerland	2,152,700	90,004,811	—	92,157,511
Taiwan	46,214,762	586,675,219	—	632,889,981
Thailand	—	208,036,516	—	208,036,516
Turkey	—	113,692,632	—	113,692,632
United Arab Emirates	—	3,967,962	—	3,967,962
United Kingdom	17,582,590	266,723,068	—	284,305,658
United States	792,480,789	—	—	792,480,789

TOTAL COMMON STOCKS	1,327,346,553	4,738,692,319	780,118	6,066,818,990

Mutual Funds
United States	167,168,975	—	—	167,168,975

TOTAL MUTUAL FUNDS	167,168,975	—	—	167,168,975

Preferred Stocks
Brazil	10,458,970	86,717,803	—	97,176,773
Colombia	2,289,573	—	—	2,289,573
Germany	—	12,307,224	—	12,307,224
Russia	—	5,655,744	—	5,655,744
South Korea	—	94,251,872	—	94,251,872

TOTAL PREFERRED STOCKS	12,748,543	198,932,643	—	211,681,186

Rights/Warrants
Australia	—	—	11,410	11,410
Canada	212,577	—	—	212,577
Thailand	548,508	—	—	548,508
United States	—	—	1,104,414	1,104,414

TOTAL RIGHTS/WARRANTS	761,085	—	1,115,824	1,876,909

Debt Obligations
Australia	—	2,840,625	—	2,840,625
Brazil	—	15,994,328	—	15,994,328
Canada	—	6,999,717	—	6,999,717
Denmark	—	—	18,896,996	18,896,996
France	—	1,375,000	—	1,375,000
Germany	—	1,732,600	—	1,732,600
Hong Kong	—	779,062	—	779,062
Ireland	—	1,155,425	—	1,155,425
Italy	—	3,105,108	—	3,105,108
Japan	—	247,901,980	—	247,901,980
Luxembourg	—	1,224,375	—	1,224,375
Puerto Rico	—	25,453,888	—	25,453,888
Spain	—	2,727,464	15,126,611	17,854,075
United Kingdom	—	8,062,529	—	8,062,529
United States	1,872,007,558	2,004,975,413	35,053,504	3,912,036,475

TOTAL DEBT OBLIGATIONS	1,872,007,558	2,324,327,514	69,077,111	4,265,412,183

Short-Term Investments	139,563,048	413,330,211	—	552,893,259
Purchased Options	22,960,254	—	—	22,960,254

Total Investments	3,542,556,016	7,675,282,687	70,973,053	11,288,811,756

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	10,633,632	—	10,633,632
Futures Contracts
Equity Risk	1,405,331	—	—	1,405,331
Interest Rate Risk	85,663	—	—	85,663
Swap Contracts
Credit Risk	—	12,644,723	—	12,644,723
Interest Rate Risk	—	5,515,844	—	5,515,844
Asset Valuation Inputs (continued)
Equity Risk	—	177,792	—	177,792

Total	$3,544,047,010	$7,704,254,678	$70,973,053	$11,319,274,741

Description	Level 1	Level 2	Level 3	Total
Consolidated Implementation Fund (continued)
Liability Valuation Inputs
Common Stocks
China	$(128,167,139)	$—	$—	$(128,167,139)
France	—	(23,392,886)	—	(23,392,886)
Germany	—	(7,369,924)	—	(7,369,924)
Japan	—	(20,391,475)	—	(20,391,475)
United States	(100,756,035)	—	—	(100,756,035)

TOTAL COMMON STOCKS	(228,923,174)	(51,154,285)	—	(280,077,459)

Exchange-Traded Funds
United States	(673,728)	—	—	(673,728)
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	(9,871,222)	—	(9,871,222)
Futures Contracts
Interest Rate Risk	(267,563)	—	—	(267,563)
Written Options
Equity Risk	(3,552,980)	—	—	(3,552,980)
Credit Risk	—	(135,162)	—	(135,162)
Swap Contracts
Credit Risk	—	(5,407,686)	—	(5,407,686)
Interest Rate Risk	—	(4,734,477)	—	(4,734,477)

Total	$(233,417,445)	$(71,302,832)	$—	$(304,720,277)

International Developed Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$671,470,353	$—	$—	$671,470,353
Short-Term Investments	309,477	—	—	309,477

Total Investments	671,779,830	—	—	671,779,830

Total	$671,779,830	$—	$—	$671,779,830

International Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,075,556,911	$—	$—	$1,075,556,911
Short-Term Investments	398,305	—	—	398,305

Total Investments	1,075,955,216	—	—	1,075,955,216

Total	$1,075,955,216	$—	$—	$1,075,955,216

Consolidated SGM Major Markets Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$200,027,672	$—	$—	$200,027,672
U.S. Government Agency	57,459,644	—	—	57,459,644

TOTAL DEBT OBLIGATIONS	257,487,316	—	—	257,487,316

Mutual Funds	770,808,129	—	—	770,808,129
Short-Term Investments	463,833,582	—	—	463,833,582

Total Investments	1,492,129,027	—	—	1,492,129,027

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	3,893,470	—	3,893,470
Futures Contracts
Interest Rate Risk	6,791,997	—	—	6,791,997
Physical Commodity Contract Risk	81,945	—	—	81,945
Equity Risk	3,761,128	11,267,671	—	15,028,799

Total	$1,502,764,097	$15,161,141	$—	$1,517,925,238

Description	Level 1	Level 2	Level 3	Total
Consolidated SGM Major Markets Fund (continued)
Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(3,195,845)	$—	$(3,195,845)
Futures Contracts
Equity Risk	(21,328,749)	(4,441,215)	—	(25,769,964)
Physical Commodity Contract Risk	(279,274)	—	—	(279,274)

Total	$(21,608,023)	$(7,637,060)	$—	$(29,245,083)

Consolidated Special Opportunities Fund
Asset Valuation Inputs
Common Stocks
Canada	$93,013	$—	$—	$93,013
Germany	—	37,694,458	—	37,694,458
Netherlands	38,101,800	—	—	38,101,800
Romania	—	21,666,294	—	21,666,294
United Kingdom	—	72,345,970	—	72,345,970
United States	641,268,011	—	—	641,268,011

TOTAL COMMON STOCKS	679,462,824	131,706,722	—	811,169,546

Short-Term Investments	202,451,654	—	—	202,451,654

Total Investments	881,914,478	131,706,722	—	1,013,621,200

Total	$881,914,478	$131,706,722	$—	$1,013,621,200

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Forward Currency Risk	$—	$(11,533)	$—	$(11,533)
Futures Contracts
Physical Commodity Contract Risk	(993,625)	—	—	(993,625)

Total	$(993,625)	$(11,533)	$—	$(1,005,158)

Strategic Opportunities Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,777,684,651	$—	$—	$1,777,684,651
Debt Obligations
U.S. Government	—	152,260,549	—	152,260,549

TOTAL DEBT OBLIGATIONS	—	152,260,549	—	152,260,549

Short-Term Investments	295,470	—	—	295,470

Total Investments	1,777,980,121	152,260,549	—	1,930,240,670

Total	$1,777,980,121	$152,260,549	$—	$1,930,240,670

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

^	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value. Excludes purchased options, if any, which are included in investments.

§	Represents the interest in securities that were determined to have a value of zero at November 30, 2017.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended November 30, 2017, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2017	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3†		Transfer out of Level 3†		Balances as of November 30, 2017	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2017
Alpha Only Fund
Rights/Warrants
Brazil	$1,259	$—	$—	$—	$—	$(1,259)	$—		$—		$—	$—
Malaysia	1,065	—	—	—	—	(1,065)	—		—		—	—

Total	$2,324	$—	$—	$—	$—	$(2,324)	$—		$—		$—	$—

Benchmark-Free Fund
Common Stocks
Netherlands	$—	$—	$—	$—	$—	$—	$1,659,691	‡	$—		$1,659,691	$—
South Korea	—	26,833	—	—	—	5,014	—		—		31,847	5,014
Rights/Warrants
Australia	—	0	—	—	—	3,997	—		—		3,997	3,997
Brazil	86,276	—	0	—	—	(86,276)	—		—		—	—
India	41,572	—	(27,638)	—	27,638	(41,572)	—		—		—	—

Total	$127,848	$26,833	$(27,638)	$—	$27,638	$(118,837)	$1,659,691		$—		$1,695,535	$9,011

Consolidated Implementation Fund
Common Stocks
South Korea	$165,612	$717,021	$(288,624)	$—	$(22,726)$	242,815	$—		$(33,981	)‡	$780,117	$158,659
Sweden	15,364,011	—	(16,185,724)	—	80,550	741,163	—		—		—	—
Rights/Warrants
Australia	—	—	—	—	—	11,410	—		—		11,410	—
Brazil	302,934	—	—	—	—	(302,934)	—		—		—	—
India	232,428	—	(154,524)	—	154,523	(232,427)	—		—		—	—
Singapore	2,520,800	—	(3,160,784)	—	690,400.00	(50,416)	—		—		—	—
United States	4,609,155	—	—	—	—	(3,504,741)	—		—		1,104,414	(3,504,741)
Debt Obligations
Bank Loans
Denmark	28,915,608	—	(8,278,994)	—	(388,477)	(1,351,140)	—		—		18,896,997	(1,351,140)
Spain	—	15,442,880	(866,759)	(43,977)	(180)	594,647	—		—		15,126,611	594,647
United States	54,888,786	13,716,754	(33,822,709)	141,939	204,401	(75,667)	—		—		35,053,504	(75,667)

Total Investments	$106,999,334	$29,876,655	$(62,758,118)	$97,962$	718,491	$(3,927,290)	$—		$(33,981)		$70,973,053	$(4,178,242)

†	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
‡	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of November 30, 2017 were as follows:

Fund Name	Level 3 securities and derivatives
Alpha Only Fund	0%§
Benchmark-Free Allocation Fund	<1%
Benchmark-Free Fund	<1%
Global Asset Allocation Fund	< 1%
Global Developed Equity Allocation Fund	< 1%
Global Equity Allocation Fund	< 1%
Consolidated Implementation Fund	< 1%
International Developed Equity Allocation Fund	< 1%
International Equity Allocation Fund	< 1%
Consolidated SGM Major Markets Fund	—
Consolidated Special Opportunities Fund	—
Strategic Opportunities Allocation Fund	< 1%

§	Represents the interest in securities that were determined to have a value of zero at November 30, 2017.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan assignments and participations

Certain Funds may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by corporate, governmental or other borrower. Such “loans” may include bank loans, promissory notes, and loan participations, or in the case of suppliers of goods or services, trade claims or other receivables. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. Loan assignments and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements with banks and brokers. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. As of November 30, 2017, the Funds listed below had entered into reverse repurchase agreements.

Fund Name	Received from reverse repurchase agreements ($)	Market value of securities plus accrued interest ($)
Consolidated Implementation Fund	1,046,104	1,014,819

Reverse repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Inflation-indexed bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation/deflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation/deflation into the principal value of the bond. Many other issuers adjust the coupon accruals for inflation related changes. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The market price of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase/decrease in the principal amount of an inflation-indexed bond is generally included in the Fund’s gross income even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Short sales

Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability. A Fund is obligated to deliver securities at the trade price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. Short sales outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Municipal obligations

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds have been issued to fund a wide variety of capital projects. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies also may be used to make principal and interest payments on the issuer’s obligations. Municipal obligations at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Trade claims

Certain Funds may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Such claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Trade claims outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Alpha Only Fund	Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	Implementation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund	SGM Major Markets Fund	Special Opportunities Fund	Strategic Opportunities Allocation Fund
Commodities Risk		X	X	X			X			X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X	X	X	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Risk	X	X	X	X	X	X	X	X	X	X	X	X
Futures Contracts Risk		X	X	X						X		X
Illiquidity Risk	X	X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Asset-Backed Securities		X	X	X			X			X	X	X
Market Risk – Equities	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Fixed Income	X	X	X	X	X	X	X	X	X	X	X	X
Merger Arbitrage Risk		X	X	X			X				X	X
Non-Diversified Funds	X	X	X	X	X	X	X	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X
Small Company Risk	X	X	X	X	X	X	X	X	X		X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds, other investment companies or in a wholly-owned subsidiary (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise be forced to hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean that a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty). Counterparty risk also will be greater if a counterparty’s obligations exceed the value of collateral held by the Fund (if any).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds. Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations or realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the European Union, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure, or a downgrading of the credit rating of the investment. This risk is particularly acute in environments in which financial services firms are exposed (as they were in 2008) to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Fixed income investments are also subject to illiquidity risk. See “Illiquidity Risk.”

All fixed income investments are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income investment. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk and market price of a fixed income investment are reflected in its credit ratings, and a Fund holding a rated investment is subject to the risk that the investment’s rating will be downgraded, resulting in a decrease in the market price of the fixed income investment.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease the market price of a Fund’s investments and increase the volatility of a Fund’s portfolio.

As described under “Market Risk — Asset-Backed Securities,” asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities.” The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.

A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income investment changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade investments (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade investments have speculative characteristics, often are less liquid than higher quality investments, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality investments, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer does not make any interest or other payments and a Fund incurs additional expenses in seeking recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position will decline in value. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case a Fund may have to purchase U.S. dollars at an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, such as securities, commodities or currencies, reference rates, such as interest rates, currency exchange rates, or inflation rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed, or the position transferred, only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the exposure arises.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, under-collateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the cost of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives will sometimes be unclear. In addition, the Securities and Exchange Commission has proposed a rule under the Investment Company Act of 1940, as amended the (“1940 Act”) regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) have adopted similar requirements, which affect a Fund when it enters into a derivatives transaction with a counterparty subject to those requirements. Because these requirements are new and evolving (and some of the rules are not yet final), their impact on the Funds remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in the margin required at the outset of a transaction. Clearing houses also have broad rights to increase the margin required for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than the documentation for typical bilateral derivatives. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may be required to indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. New variation margin requirements became effective in March 2017 and new initial margin requirements will become effective in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the cost of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they historically posted for bilateral derivatives. The cost of derivatives transactions is expected to increase further as clearing members raise their fees to cover the cost of additional capital requirements and other regulatory changes applicable to the clearing members. These rules and regulations are new and evolving, and, therefore, their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. Some Funds are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders subject to U.S. income taxation. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to be taxable at ordinary income tax rates. See the Funds’ Prospectus and Statement of Additional Information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own typically pays borrowing fees to a broker and is required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency.

Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of those issuers’ securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk”.

• FUND OF FUNDS RISK. Funds that invest in Underlying Funds (including underlying GMO Funds) or in a wholly-owned subsidiary are exposed to the risk that the Underlying Funds or wholly-owned subsidiary will not perform as expected. The Funds also are indirectly exposed to all of the risks to which the Underlying Funds or a wholly-owned subsidiary are exposed.

Absent reimbursement, a Fund bears the fees and expenses of an Underlying Fund (including purchase premiums and redemption fees, if any) and the expenses of a wholly-owned subsidiary in which it invests, and the Fund will incur additional expenses when investing in an Underlying Fund or wholly-owned subsidiary. In addition, total Fund expenses will increase if a Fund makes a new or further investment in Underlying Funds with higher fees or expenses than the average fees and expenses of the Underlying Funds then in the Fund’s portfolio.

Because some underlying GMO Funds invest a substantial portion of their assets in other GMO Funds (pursuant to an exemptive order obtained from the SEC), the Asset Allocation Funds have more tiers of investments than funds in many other mutual fund groups and therefore may be subject to greater fund of funds risk. In addition, to the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk because those underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

At any particular time, one Underlying Fund may be purchasing securities of an issuer whose securities are being sold by another Underlying Fund, resulting in a Fund that holds each Underlying Fund indirectly incurring the costs associated with the two transactions without changing its exposure to those securities.

Investments in ETFs involve the risk that an ETF’s performance may not track the performance of the index it is designed to track. In addition, ETFs often use derivatives to track the performance of an index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk.”

A Fund’s investments in one or more Underlying Funds or a wholly-owned subsidiary could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions.

• FUTURES CONTRACTS RISK. The risk of loss to a Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts may increase the volatility of the Fund’s net asset value. A Fund’s ability to establish and close out positions in futures contracts is subject to the development and maintenance of a liquid secondary market. A liquid secondary market may not exist for any particular futures contract at any particular time, and a Fund might be unable to effect closing transactions to terminate its exposure to the contract. In using futures contracts, a Fund relies on GMO’s ability to predict market and price movements correctly. The skills needed to use futures contracts successfully are different from those needed for traditional portfolio management. If a Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts may not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are the subject of the hedge.

A Fund typically will be required to post margin with its futures commission merchant in connection with its positions in futures contracts. If the Fund has insufficient cash to meet margin requirements, the Fund may have to sell other investments at disadvantageous times. A Fund may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, should the futures commission merchant become insolvent, a Fund may be unable to recover all (or any) of the margin it has posted with the futures commission merchant or realize the value of any increase in the price of its positions.

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits (referred to as “speculative position limits”) on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. In addition, an exchange may impose trading limits on the number of contracts that any person may trade on a particular day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent OTC derivatives, which may adversely affect the market liquidity of the futures contracts, options, and economically equivalent derivatives in which a Fund invests. As a result of such limits, positions held by other GMO clients or by GMO or its affiliates may prevent GMO from taking positions on behalf of a Fund in a particular futures contract or OTC derivative.

Futures contracts traded on markets outside the United States generally are not subject to regulation by the CFTC or other U.S. regulators. U.S. regulators neither regulate the activities of a foreign exchange nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the country in which the exchange is located. Margin and other payments made by a Fund in foreign countries may not have the same protections as payments in the United States. In addition, foreign futures contracts may be less liquid and more volatile than U.S. contracts.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits, delays or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark. The degree to which a Fund’s securities are illiquid may affect the likelihood of its paying redemption proceeds in-kind.

In recent years, the credit markets have experienced periods characterized by a significant lack of liquidity, and they may experience similar periods in the future. A lack of liquidity could require a Fund to sell securities to satisfy collateral posting requirements and meet redemptions, which could, in turn, create downward price pressure on the securities being sold.

A Fund’s, and particularly Risk Premium Fund’s, ability to use options as part of its investment program depends on the liquidity of the options market. That market may not be liquid when a Fund seeks to close out an option position, and the hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for those securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the outstanding shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Further, from time to time a Fund may trade in anticipation of a purchase or redemption order that is not ultimately received or differs in size from the actual order, leading to temporary underexposure or overexposure to the Fund’s intended investment program. Additionally, redemptions and purchases of shares by a large shareholder or group of shareholders potentially limit the use of any capital loss carryforwards to offset future realized capital gains (if any) and other losses that would otherwise reduce distributable net investment income. In addition, large shareholders may limit or prevent a Fund’s use of equalization for U.S. federal tax purposes.

To the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of traditional borrowing (including to meet redemption requests), reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Similarly, a Fund’s portfolio also will be leveraged if it exercises its right to delay payment on a redemption and can result in losses if the value of the Fund’s assets changes between the time a redemption request is received or deemed to be received by a Fund (which in some cases may be the business day prior to actual receipt of the transaction activity by the Fund) and the time at which the Fund liquidates assets to meet redemption requests. Such a change in the value of a Fund’s assets is more likely in the case of Funds managed from GMO’s non-U.S. offices for which the time period between the NAV determination and corresponding liquidation of assets could be longer due to time zone differences and market schedules. In the case of redemptions representing a significant portion of a Fund’s portfolio, the leverage effects described above can be significant and could expose a Fund and non-redeeming shareholders to material losses.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

Some Funds are permitted to purchase securities on margin or to sell securities short, either of which creates leverage. To the extent the market prices of securities pledged to counterparties to secure a Fund’s margin account or short sale decline, the Fund may be required to deposit additional funds with the counterparty or have the pledged securities liquidated to compensate for the decline.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and may cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For many Funds, GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market events. In addition, they use assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) is wrong.

GMO relies heavily on quantitative models in making investment decisions for SGM Major Markets Fund. The usefulness of GMO’s models may be diminished by the faulty incorporation of mathematical models into computer code, by reliance on proprietary and third-party technology that includes errors, omissions, bugs, or viruses, and by the retrieval of limited or imperfect data for processing by the model. These risks are present in the ordinary course of business and are more likely to occur when GMO is making changes to its models. Any of these risks could adversely affect a Fund’s performance.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to a risk of loss resulting from other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and to technological malfunctions that may have effects similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent, detect and respond to cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and a decline in the market price of their securities. Furthermore, as a result of cyber-attacks, technological disruptions, malfunctions, or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Funds being unable, among other things, to buy or sell securities or accurately price their investments. The Funds cannot directly control cyber security plans and systems put in place by their service providers, the Funds’ counterparties, issuers of securities in which the Funds invest, or securities markets and exchanges.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation or other fraudulent trading practices, which could disrupt their orderly functioning or reduce the prices of securities traded on them, including securities held by the Funds. Fraud and other deceptive practices committed by a company whose securities are held by a Fund undermine GMO’s due diligence efforts and, when discovered, will likely cause a steep decline in the market price of those securities and thus negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively affect a Fund’s investment program as well as the rates or indices underlying a Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the European Union (commonly known as “Brexit”). A significant degree of uncertainty exists about the time frame for Brexit and whether it will have a negative impact on the United Kingdom, the European Union and/or the broader global economy.

War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market price of their holdings will decline. Market risks include:

Asset-Backed Securities — Investments in asset-backed securities not only are subject to all of the market risks described under “Market Risk – Fixed Income,” but to other market risks as well.

Asset-backed securities are often exposed to greater risk of severe credit downgrades, illiquidity, and defaults than many other types of fixed income investments. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008.

As described under “Market Risk — Fixed Income” the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a variety of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these factors can lead to a reduction in the payment stream GMO expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities have. Asset-backed securities backed by sub-prime mortgage loans, in particular, expose a Fund to potentially greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities and may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security depends in part on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of documentation for underlying assets also will affect the rights of holders of those underlying assets. The insolvency of a servicer is likely to result in a decline in the market price of the securities it is servicing, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, the obligations underlying asset-backed securities may be repaid more slowly than anticipated, and the market price of those securities may decrease.

The existence of insurance on an asset-backed security does not guarantee that the principal and interest will be paid because the insurer could default on its obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” for more information about risks of investing in correlated sectors. A single financial institution may serve as a servicer for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the issuer’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for what GMO believes is less than its fundamental fair (or intrinsic) value, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

To the extent a Fund invests in GMO Risk Premium Fund (“Risk Premium Fund”), the Fund is exposed to Risk Premium Fund’s market risk with respect to equities. Because of Risk Premium Fund’s emphasis on selling put options on stock indices, GMO expects its net asset value to decline when those indices decline in value. Also, Risk Premium Fund’s investment strategy of writing put options on stock indices can be expected to cause the Fund to underperform relative to those indices when the markets associated with those indices rise sharply because of the Fund’s lack of exposure to the upside of those markets.

Fixed Income — Funds that invest in fixed income investments (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income investments also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income investment. When interest rates rise, these investments also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade investments (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade investments are subject to greater sensitivity to interest rate and economic changes than higher rated investments and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A risk run by each Fund with a significant investment in fixed income investments is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income investments with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.

The extent to which the market price of a fixed income investment changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because its fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate investments, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate investments have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate investments when interest rates rise but outperform them when interest rates decline. Fixed income investments paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including TIPS) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk.”

In response to government intervention, economic or market developments, or other factors, markets for fixed income investments may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling portfolio assets when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent years, central banks and governmental financial regulators, including the U.S. Federal Reserve, have kept interest rates historically low by purchasing bonds. Steps to curtail or “taper” such activities (such as recent indications from the U.S. Federal Reserve of its intent to do so) and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• MERGER ARBITRAGE RISK. Some Funds engage in transactions in which the Fund purchases securities at prices below the value of the consideration GMO expects the Fund to receive upon consummation of a proposed merger, exchange offer, tender offer, or other similar transaction (“merger arbitrage transactions”). The purchase price paid by the Fund may substantially exceed the market price of the securities before the announcement of the transaction.

If a Fund engages in merger arbitrage and the merger later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market price of the securities purchased by the Fund is likely to decline sharply, resulting in losses to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. A proposed merger can fail to be consummated for many reasons, including regulatory and antitrust restrictions, industry weakness, company specific events, failed financings, and general market declines.

Merger arbitrage strategies are subject to the risk of overall market movements, and a Fund may experience losses even if a transaction is consummated. A Fund’s investments in derivatives or short sales of securities to hedge or otherwise adjust long or short investment exposure in connection with a merger arbitrage may not perform as GMO expected or may otherwise reduce the Fund’s gains or increase its losses. Also, a Fund may be unable to hedge against market fluctuations or other risks. In addition, a Fund may sell securities short when GMO expects the Fund to receive the securities upon consummation of a transaction; if the Fund does not actually receive the securities, the Fund will have an unintended “naked” short position and may be required to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss. A Fund’s merger arbitrage transactions could result in tax inefficiencies, including greater distributions of net investment income and net realized capital gains than otherwise would be the case.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

In addition, each of the Funds may invest a portion of its assets in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act. Each of the Funds may invest without limitation in GMO Funds that are not diversified.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Many non-U.S. securities markets include securities of only a small number of companies in a small number of industries. As a result, the market prices of securities traded on those markets often fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some countries limit a Fund’s ability to profit from short-term trading (as defined in that country).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no benefit. A Fund’s pursuit of such refunds may subject a Fund to various administrative and/or judicial proceedings. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if it is entitled to one. The outcome of a Fund’s efforts to obtain a refund is inherently unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until GMO is confident that the refund will be received. In some cases, the amount of a refund could be material to a Fund’s net asset value. Absent a determination that a refund is collectible and free from significant contingencies, a refund is not reflected in a Fund’s net asset value. See “Taxes, Non-U.S. Taxes” in the GMO Trust Statement of Additional Information for additional information. For information on possible special Australian tax consequences of an investment in the Funds, see the Funds’ Prospectus and Statement of Additional Information.

Investing in non-U.S. securities also exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, government involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States. Fluctuations in foreign currency exchange rates also affect the market prices of a Fund’s non-U.S. securities (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license and thus limits the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a Fund’s license and thereby limit the Fund’s investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including wholly or partially state-owned enterprises); less governmental supervision and regulation of securities markets and participants in those markets; controls on investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may depend predominantly on only a few industries or revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations tend to have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have inexperienced managers or depend on a smaller group of key employees than larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in response to adverse market, economic, political, or other conditions.

Benchmark-Free Allocation Fund, Benchmark-Free Fund and Implementation Fund may take temporary defensive positions if deemed prudent by GMO.

To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

At November 30, 2017, only Alpha Only Fund, Benchmark-Free Fund, Implementation Fund, SGM Major Markets Fund and Special Opportunities Fund held derivative financial instruments directly. For a listing of derivative financial instruments, if any, held by the underlying funds, please refer to the underlying funds’ Schedule of Investments. The derivative information provided below only pertains to direct investments made by Alpha Only Fund, Benchmark-Free Fund, Implementation Fund, SGM Major Markets Fund and Special Opportunities Fund (or their wholly-owned subsidiary).

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, that are used to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

Use of Derivatives by Alpha Only Fund and Special Opportunities Fund

Alpha Only Fund’s investment program involves having both long and short investment exposures. Alpha Only Fund seeks to construct a portfolio in which it has long investment exposure to asset classes and sub-asset classes that GMO expects will outperform relative to the asset classes and sub-asset classes to which it has short investment exposure.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, and options) to gain exposure to a given currency. In addition, Special Opportunities Fund may use derivatives to gain investment exposure to commodities, including the use of exchange-traded futures and foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies (and in the case of Special Opportunities Fund, commodities) without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

Special Opportunities Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged). Alpha Only Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, Alpha Only Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. Alpha Only Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Use of Derivatives by Benchmark-Free Fund and Implementation Fund

The Funds may use derivatives to gain long investment exposure to securities, commodities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use exchange-traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets and may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Funds may use derivatives such as futures, related options, and swap contracts, in an attempt to reduce their investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer or may use a bond futures contract to short the bond market of a particular country. A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency. Implementation Fund uses exchange-traded futures and forward contracts as an integral part of its investment program.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of a certain type of security or commodity and GMO believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of those stocks) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In adjusting investment exposures, each Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio. Each Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of their derivative positions, the Funds may have gross investment exposures in excess of their net assets (i.e., the Funds may be leveraged) and therefore are subject to heightened risk of loss. Each Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Use of Derivatives by SGM Major Markets Fund

The Fund invests in a range of global equity, bond, currency, and commodity markets using exchange traded futures and forward non-U.S. exchange contracts as well as making other investments.

The Fund may use derivatives to gain long and/or short investment exposure to global equities, bonds, currencies, commodities, or other assets. In particular, the Fund may use exchange traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to adjust its investment exposures. For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Fund may use derivatives, such as futures, related options, and swap contracts, in an attempt to adjust elements of its investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of a certain type of security or commodity and GMO believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In addition, the Fund may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

***

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended November 30, 2017, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Alpha Only Fund	Benchmark- Free Fund	Consolidated Implementation Fund*	Consolidated SGM Major Markets Fund*	Consolidated Special Opportunities Fund*
Forward currency contracts
Adjust currency exchange rate risk				X
Adjust exposure to foreign currencies	X	X	X	X	X
Manage against anticipated currency exchange rate changes			X
Futures contracts
Adjust exposure to certain securities markets		X	X	X
Substitute for direct investment				X	X
Adjust interest rate exposure			X	X
Maintain the diversity and liquidity of the portfolio		X	X	X
Hedge some or all of the broad market exposure of the underlying funds and/or assets in which the Fund invests	X
Options (Purchased)
Substitute for direct equity investment			X
Adjust currency exchange rate risk			X
Adjust exposure to foreign currencies			X
Options (Written)
Substitute for direct equity investment			X		X
Adjust currency exchange rate risk			X
Adjust exposure to foreign currencies			X
Adjust interest rate exposure			X
Swap contracts
Adjust interest rate exposure		X	X
Substitute for direct investment in securities			X
Achieve exposure to a reference entity’s credit			X
Rights and/or warrants
Received as a result of corporate actions	X	X	X

*	Certain derivatives may be held by the Fund’s wholly-owned subsidiary.

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

In a credit linked option contract, one party makes payments to another party in exchange for the option to exercise a contract where the buyer has the right to receive a specified return if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities and a specified decrease in the value of the related collateral occurs. A writer of a credit linked option receives periodic payments in return for its obligation to pay an agreed-upon value to the other party if they exercise their option in the case of a credit event. If no credit event occurs, the seller has no payment obligation and will keep the premiums received.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Inflation swaps involve the exchange of a floating rate linked to an index for a fixed rate interest payment with respect to a notional amount or principal.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Forward starting dividend swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in a dividend index point. A Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if a Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Future swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in an index. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the index based on a notional amount. For example, if the Fund took a long position on a future swap, the Fund would receive payments if the relevant index increased in value and would be obligated to pay if that index decreased in value.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of November 30, 2017:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Alpha Only Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$300,460	$—	$—	$300,460

Total	$—	$—	$—	$300,460	$—	$—	$300,460

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(378,490)	$—	$—	$(378,490)
Unrealized Depreciation on Futures Contracts	—	—	(13,719,927)	—	—	—	(13,719,927)

Total	$—	$—	$(13,719,927)	$(378,490)	$—	$—	$(14,098,417)

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Benchmark-Free Fund
Asset Derivatives
Investments, at value (rights and/or warrants)	$—	$—	$76,712	$—	$—	$—	$76,712
Unrealized Appreciation on Forward Currency Contracts	—	—	—	122,964	—	—	122,964
Unrealized Appreciation on Futures Contracts	—	—	88,568	—	—	—	88,568

Total	$—	$—	$165,280	$122,964	$—	$—	$288,244

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(375,765)	$—	$—	$(375,765)

Total	$—	$—	$—	$(375,765)	$—	$—	$(375,765)

Consolidated Implementation Fund
Asset Derivatives
Investments, at value (purchased options)	$—	$—	$22,960,254	$—	$—	$—	$22,960,254
Investments, at value (rights and/or warrants)	—	—	1,876,909	—	—	—	1,876,909
Unrealized Appreciation on Forward Currency Contracts	—	—	—	10,633,632	—	—	10,633,632
Unrealized Appreciation on Futures Contracts	—	—	1,405,331	—	85,663	—	1,490,994
Investments, at value (swap contracts)	12,644,723	—	177,792	—	5,515,844	—	18,338,359

Total	$12,644,723	$—	$26,420,286	$10,633,632	$5,601,507	$—	$55,300,148

Liability Derivatives
Unrealized Depreciation on Forward Currency Contract	$—	$—	$—	$(9,871,222)	$—	$—	$(9,871,222)
Unrealized Depreciation on Futures Contracts	—	—	—	—	(267,563)	—	(267,563)
Written Options, at value	(135,162)	—	(3,552,980)	—	—	—	(3,688,142)
Investments, at value (swap contracts)	(5,407,686)	—	—	—	(4,734,477)	—	(10,142,163)

Total	$(5,542,848)	$—	$(3,552,980)	$(9,871,222)	$(5,002,040)	$—	$(23,969,090)

Consolidated SGM Major Markets Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$3,893,470	$—	$—	$3,893,470
Unrealized Appreciation on Futures Contracts	—	81,945	15,028,799	—	6,791,997	—	21,902,741

Total	$—	$81,945	$15,028,799	$3,893,470	$6,791,997	$—	$25,796,211

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(3,195,845)	$—	$—	$(3,195,845)
Unrealized Depreciation on Futures Contracts	—	(279,274)	(25,769,964)	—	—	—	(26,049,238)

Total	$—	$(279,274)	$(25,769,964)	$(3,195,845)	$—	$—	$(29,245,083)

Consolidated Special Opportunities Fund
Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(11,533)	$—	$—	$(11,533)
Unrealized Depreciation on Futures Contracts	—	(993,625)	—	—	—	—	(993,625)

Total	$—	$(993,625)	$—	$(11,533)	$—	$—	$(1,005,158)

Subsequent events

Subsequent to November 30, 2017 GMO Strategic Opportunities Allocation Fund received redemption requests in the amount of $641,967,856.

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report available on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

Item 2.	Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX- 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Chief Executive Officer

Date:	January 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Chief Executive Officer

Date:	January 26, 2018

By (Signature and Title):	/s/ Carly Cushman
Carly Cushman, Principal Financial Officer

Date:	January 26, 2018